UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09903

BNY Mellon Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	2/28/2014

FORM N-CSR

Item 1.       Reports to Stockholders.

The BNY Mellon Funds

BNY Mellon Large Cap Stock Fund
BNY Mellon Large Cap Market Opportunities Fund
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
BNY Mellon Income Stock Fund
BNY Mellon Mid Cap Multi-Strategy Fund
BNY Mellon Small Cap Multi-Strategy Fund
BNY Mellon Focused Equity Opportunities Fund
BNY Mellon Small/Mid Cap Fund
BNY Mellon International Fund
BNY Mellon Emerging Markets Fund
BNY Mellon International Appreciation Fund
BNY Mellon International Equity Income Fund
BNY Mellon Asset Allocation Fund

SEMIANNUAL REPORT	February 28, 2014

Contents

The Funds

Letter from the President	2
Discussion of Funds' Performance	
BNY Mellon Large Cap Stock Fund	3
BNY Mellon Large Cap Market Opportunities Fund	5
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	7
BNY Mellon Income Stock Fund	9
BNY Mellon Mid Cap Multi-Strategy Fund	11
BNY Mellon Small Cap Multi-Strategy Fund	13
BNY Mellon Focused Equity Opportunities Fund	15
BNY Mellon Small/Mid Cap Fund	17
BNY Mellon International Fund	19
BNY Mellon Emerging Markets Fund	21
BNY Mellon International Appreciation Fund	23
BNY Mellon International Equity Income Fund	25
BNY Mellon Asset Allocation Fund	27
Understanding Your Fund's Expenses	29
Comparing Your Fund's Expenses With Those of Other Funds	31
Statements of Investments	33
Statement of Options Written	47
Statement of Financial Futures	80
Statements of Assets and Liabilities	91
Statements of Operations	97
Statements of Changes in Net Assets	101
Financial Highlights	108
Notes to Financial Statements	134

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

- Not FDIC-Insured
- Not Bank-Guaranteed
- May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Funds Trust, covering the six-month period from September 1, 2013, through February 28, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The past six months have produced outstanding returns for U.S. equities. Despite periodic bouts of heightened volatility, stocks generally gained substantial value in light of a sustained U.S. economic recovery, waning concerns regarding global economic conditions, low inflation, and rising corporate earnings. Indeed, several broad measures of stock market performance reached record highs over the course of the reporting period. Companies in economically sensitive businesses generally fared best in the reporting period's constructive environment, and small-cap stocks produced higher returns than their larger counterparts, on average.

Looking forward, we expect the U.S. economic recovery to continue to gain traction on its way to producing a 3% annualized growth rate over the next several years. We also anticipate a pickup in the global economy, led by developed nations amid ongoing monetary stimulus and reduced headwinds related to fiscal austerity and deleveraging. As always, we encourage you to discuss our observations with your financial advisor to assess their potential impact on your investments.

Thank you for your continued confidence and support.

Sincerely,

David K. Mossman
President
BNY Mellon Funds Trust
March 17, 2014

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through February 28, 2014, as provided by Warren Chiang, CFA, and Ronald P. Gala, CFA

Fund and Market Performance Overview

For the six-month period ended February 28, 2014, BNY Mellon Large Cap Stock Fund’s Class M shares produced a total return of 14.51%, and Investor shares returned 14.37%.1 In comparison, the total return of the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), the fund’s benchmark, was 15.05%.2

Stocks rallied strongly over the reporting period as the U.S. economic recovery gained momentum. The fund produced lower returns than its benchmark, attributable, in part, to the transition to the fund’s investment strategy that took effect on October 21, 2013. At that time, Warren Chiang, CFA, and Ronald P. Gala, CFA, became the fund’s primary portfolio managers.

The Fund’s Investment Approach

The fund seeks long-term capital growth.To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of large capitalization companies with market capitalizations of $5 billion or more at the time of purchase.

We apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations primarily within large-cap U.S. stocks. We use a proprietary valuation model that identifies and ranks stocks to construct the fund’s portfolio. We construct the fund’s portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure.Within each sector and style subset, the fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive.The fund typically will hold between 100 and 175 securities.

Recovering Economy Fueled Market’s Gains

Stocks climbed sharply over the reporting period during a sustained economic recovery fueled by falling unemployment, rebounding housing markets, and historically low short-term interest rates.

The reporting period began in the immediate wake of market weakness stemming from the Federal Reserve Board’s (the “Fed”) plans to back gradually away from its massive, open-ended quantitative easing program. Investors were relieved when the Fed refrained from starting the tapering process in September and October, sparking market rallies. Stocks continued to advance over the final months of 2013 amid new releases of encouraging economic data, enabling some broad measures of stock market performance to end the year near record highs.The market gave back some of its gains in January 2014 when concerns resurfaced regarding economic slowdowns in the world’s emerging markets, but stocks rebounded in February when those worries proved to be overblown.

In this environment, market sectors and individual companies that tend to be more sensitive to economic conditions fared better than their more traditionally defensive counterparts. From a market capitalization perspective, large-cap stocks generally produced lower returns than small- and midcap stocks.

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

Transition Weighed on Relative Performance

The fund’s transition to a modified investment strategy and portfolio management team took place in mid-October, a time when U.S. stocks were rallying strongly. As a result, the fund missed some opportunities to participate in the rising market. Nonetheless, the restructured investment portfolio generally fared well once the transition was complete. Our stock selection strategy proved particularly effective in the consumer staples sector, where coffee brewing innovator Green Mountain Coffee Roasters gained value after announcing a major agreement with The Coca-Cola Companies. Results in the energy sector were bolstered by refiners Marathon Petroleum and Phillips 66, which benefited from the availability of low cost, domestically produced shale oil. In other areas, specialty pharmaceuticals developer Allergan advanced after reporting better-than-expected quarterly earnings.

These successes were largely offset by disappointments in other individual holdings. Results in the information technology sector were dampened by underweighted exposure to social media company Facebook, which rallied strongly. Among consumer discretionary companies, electronics retailer Best Buy fell short of analysts’ earnings expectations when its business turnaround strategy failed to gain traction. Underweighted exposure to pharmaceutical developer Merck & Co. and biotechnology firms Biogen Idec and Gilead Sciences prevented the fund from participating more fully in the health care sector’s gains.

Finding Individual Opportunities Across Industry Groups

Despite the magnitude of recent equity market gains, we have continued to identify what we believe are attractive opportunities among individual stocks in most market sectors.Although the market has seen heightened volatility stemming from various macroeconomic concerns, we view temporary bouts of price weakness as chances to purchase the stocks of fundamentally strong companies at relatively attractive prices. Indeed, our disciplined, bottom-up security selection process has produced a broadly diversified investment portfolio that, in our judgment, can help investors participate in the stock market’s gains while managing its risks effectively.

March 17, 2014

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of
dividends and, where applicable, capital gain distributions.The Standard &
Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through February 28, 2014, as provided by Bernard Schoenfeld, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2014, BNY Mellon Large Cap Market Opportunities Fund’s Class M shares produced a total return of 16.27%, and Investor shares returned 16.26%.1 For the same period, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a 15.05% total return.2

Stocks rallied strongly over the reporting period as the U.S. economic recovery gained momentum. The fund produced higher returns than its benchmark, mainly due to robust results from its Focused Equity, U.S. Large-Cap Growth, and Dynamic Large-CapValue strategies.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of large-cap companies, currently defined to be those companies with total market capitalizations of $5 billion or more at the time of the purchase.The fund normally allocates its assets among multiple investment strategies, each employed by the fund’s investment adviser or its affiliates that invest primarily in equity securities issued by large-cap companies.The fund is designed to provide exposure to various large-cap equity portfolio managers and investment strategies and styles, including some or all of the following: the Focused Equity Strategy, U.S. Large Cap Equity Strategy, Dynamic Large Cap Value Strategy, Large Cap Growth Strategy, U.S. Large Cap Growth Strategy, Income Stock Strategy, Appreciation Strategy, and Large Cap Dividend Strategy, all as more particularly described in the fund’s prospectus.The fund invests directly in securities or in other mutual funds advised by the fund’s investment adviser or its affiliates.

The fund’s investment adviser determines the investment strategies, sets the target allocations, monitors portfolio trading activity within the investment strategies, and executes all purchases and sales of portfolio securities of the fund.

Recovering Economy Fueled Market’s Gains

U.S. stocks climbed sharply during a sustained economic recovery fueled by falling unemployment, rebounding housing markets, and low short-term interest rates.

The reporting period began in the immediate wake of market weakness stemming from the Federal Reserve Board’s (the “Fed”) plans to back gradually away from its massive quantitative easing program. Investors were relieved when the Fed refrained from starting the tapering process in September and October, sparking market rallies. Stocks continued to advance over the final months of 2013 amid new releases of encouraging economic data.The market gave back some of its gains in January 2014 amid concerns regarding economic slowdowns in the emerging markets, but stocks rebounded in February when those worries proved to be overblown and corporate earnings exceeded analysts’ expectations. As a result, the S&P 500 Index ended the reporting period just short of record highs.

In this environment, companies that tend to be more sensitive to economic conditions fared better than their traditionally defensive counterparts, and growth-oriented stocks generally outperformed value stocks. From a market capitalization perspective, large-cap stocks lagged small- and midcap stocks, on average.

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

Several Strategies Bolstered Relative Results

Just before the beginning of the reporting period, the fund had several changes in allocations. The U.S. Large Cap Equity Strategy was reduced from 40% of the fund’s assets to approximately 25% of the fund’s assets. This change was designed, in part, to limit the fund’s exposure to traditionally defensive companies and industry groups in a constructive market environment.The remainder of the fund’s assets was allocated as follows: 25% invested in the Focused Equity Strategy, 18% invested in each of the Dynamic Large Cap Value Strategy and U.S. Large Cap Growth Strategy, and 14% invested in the Income Stock Strategy.

The U.S. Large Cap Growth Strategy produced the greatest positive contribution to the fund’s relative performance, mainly due to favorable stock selections in the financials, health care, and consumer discretionary sectors.The growth-oriented Focused Equity Strategy also fared well, with outperformance driven by the information technology, health care, consumer discretionary, and energy sectors. Results from the Dynamic Large-Cap Value Strategy were boosted by overweighted exposure to the recovering financials sector and an underweighted position in the lagging utilities sector.

The Income Stock Strategy fared well compared to an index of dividend-paying stocks, but it trailed the broader S&P 500 Index as companies with high and growing dividends remained out of favor among investors seeking more aggressive investments.The U.S. Large Cap Equity Strategy produced substantially lower returns than the benchmark due to its defensive positioning in a constructive market environment.

Finding Large-Cap Opportunities Wherever They Arise

Despite the magnitude of the reporting period’s gains, we remain optimistic regarding the prospects for U.S. stocks as the economic recovery broadens and corporate earnings continue to grow. In addition, we believe that the fund’s broadly diversified, multi-strategy investment approach positions it well to participate in areas of relative strength wherever they arise across the large-cap stock market’s various investment styles and market sectors.

March 17, 2014

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund may use derivative instruments, such as options, futures and options on futures and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500
Composite Stock Price Index is a widely accepted, unmanaged index of U.S.
stock market performance. Investors cannot invest directly in any index.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through February 28, 2014, as provided by Bernard Schoenfeld, Portfolio Manager, responsible for investment allocation decisions

Fund and Market Performance Overview

For the six-month period ended February 28, 2014, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s Class M shares produced a total return of 15.50%, and Investor shares returned 15.38%.1 For the same period, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a 15.05% total return.2

Stocks rallied strongly over the reporting period as the U.S. economic recovery gained momentum.The fund produced higher returns than its benchmark, mainly due to robust results from its Large-Cap Tax Sensitive, Focused Equity, U.S. Large-Cap Growth, and Dynamic Large-CapValue strategies.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of large-cap companies, currently defined to be those companies with total market capitalizations of $5 billion or more at the time of purchase. The fund normally allocates its assets among multiple investment strategies, each employed by the fund’s investment adviser or its affiliates, that invest primarily in equity securities issued by large-cap companies.The fund is designed to provide exposure to various large-cap equity portfolio managers and investment strategies and styles, and uses tax-sensitive strategies to reduce the impact of federal and state income taxes on its after-tax returns.The fund allocates its assets among some or all of the following: the Large Cap Core Strategy, Large Cap Tax-Sensitive Strategy, Focused Equity Strategy, U.S. Large Cap Equity Strategy, Dynamic Large Cap Value Strategy, Large Cap Growth Strategy, U.S. Large Cap Growth Strategy, Income Stock Strategy,Appreciation Strategy, and Large Cap Dividend Strategy, all as more particularly described in the fund’s prospectus. The fund invests directly in securities or in other mutual funds advised by the fund’s investment adviser or its affiliates.

The fund’s investment adviser determines the investment strategies, sets the target allocations, monitors portfolio trading activity within the investment strategies and executes all purchases and sales of portfolio securities of the fund.

Recovering Economy Fueled Market’s Gains

U.S. stocks climbed sharply during a sustained economic recovery fueled by falling unemployment, rebounding housing markets, and low short-term interest rates.

The reporting period began in the immediate wake of market weakness stemming from the Federal Reserve Board’s (the “Fed”) plans to back gradually away from its massive quantitative easing program. Investors were relieved when the Fed refrained from starting the tapering process in September and October, sparking market rallies. Stocks continued to advance over the final months of 2013 amid new releases of encouraging economic data.The market gave back some of its gains in January 2014 amid concerns regarding economic slowdowns in the emerging markets, but stocks rebounded in February when those worries proved to be overblown and corporate earnings exceeded analysts’ expectations. As a result, the S&P 500 Index ended the reporting period just short of record highs.

The Funds 7

DISCUSSION OF FUND PERFORMANCE (continued)

In this environment, companies that tend to be more sensitive to economic conditions fared better than their traditionally defensive counterparts. From a market capitalization perspective, large-cap stocks generally lagged small- and midcap stocks.

Several Strategies Bolstered Relative Results

Allocations across the fund’s various strategies remained unchanged over the reporting period, with approximately 40% of assets allocated to the Large-Cap Tax Sensitive Strategy, and 12% allocated to each of the Focused Equity Strategy, U.S. Large Cap Equity Strategy, Dynamic Large Cap Value Strategy, U.S. Large Cap Growth Strategy, and Income Stock Strategy.

The U.S. Large Cap Growth Strategy produced the greatest positive contribution to the fund’s relative performance, mainly due to favorable stock selections in the financials, health care, and consumer discretionary sectors. The growth-oriented Focused Equity Strategy also fared well, with outperformance driven by the information technology, health care, consumer discretionary, and energy sectors. Results from the Large-Cap Value Strategy were boosted by overweighted exposure to the recovering financials sector and an underweighted position in the lagging utilities sector.

The Income Stock Strategy fared well compared to an index of dividend-paying stocks, but it trailed the broader S&P 500 Index as companies with high and growing dividends remained out of favor among investors seeking more aggressive investments.The Large CapTax Sensitive Strategy provided returns that were roughly in line with the S&P 500 Index, but the U.S. Large Cap Equity Strategy produced substantially lower returns than the benchmark due to its defensive positioning in a constructive market environment.

Finding Large-Cap Opportunities Wherever They Arise

Despite the magnitude of the reporting period’s gains, we remain optimistic regarding the prospects for U.S. stocks as the economic recovery broadens and corporate earnings continue to grow. In addition, we believe that the fund’s broadly diversified, multi-strategy investment approach positions it well to participate in areas of relative strength wherever they arise across the large-cap stock market’s various investment styles and market sectors.

March 17, 2014

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund may use derivative instruments, such as options, futures and options on futures and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500
Composite Stock Price Index is a widely accepted, unmanaged index of U.S.
stock market performance. Investors cannot invest directly in any index.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through February 28, 2014, as provided by John C. Bailer, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2014, BNY Mellon Income Stock Fund’s Class M shares produced a total return of 14.17%, and its Investor shares returned 14.02%.1 In comparison, the fund’s benchmark, the Dow Jones U.S. Select Dividend Index, produced a total return of 13.12% for the same period.2 The fund’s previous benchmark, the Russell 1000 Value Index, produced a total return of 13.46% for the same period.3

Stocks rallied strongly over the reporting period as the U.S. economic recovery gained momentum.The fund produced higher returns than its benchmark, as our stock selection strategy added value in the utilities, health care, and energy sectors.

The Fund’s Investment Approach

The fund seeks total return consisting of capital appreciation and income.To pursue its goal, the fund normally invests at least 80% of its assets in stocks.The fund seeks to focus on dividend-paying stocks and other investment techniques that produce income. We choose stocks through a disciplined investment process that combines quantitative modeling techniques, fundamental analysis, and risk management.While we attempt to manage risks by diversifying broadly across companies and industries, the fund may at times overweight certain sectors in an attempt to earn higher yields. The fund may also use derivatives as a substitute for taking a position in an underlying asset, to increase returns or income, or as part of a hedging strategy.

Recovering Economy Fueled Market’s Gains

Stocks climbed sharply over the reporting period during a sustained economic recovery fueled by falling unemployment, rebounding housing markets, and historically low short-term interest rates.

The reporting period began in the wake of market weakness stemming from the Federal Reserve Board’s (the “Fed”) plans to back gradually away from its quantitative easing program. Investors were relieved and markets rallied when the Fed refrained from starting the tapering process in September and October. Stocks continued to advance over the final months of 2013 amid new releases of encouraging economic data.The market gave back some of its gains in January 2014 when concerns resurfaced regarding economic slowdowns in the world’s emerging markets, but stocks rebounded in February when those worries proved to be overblown.

In this environment, market sectors and companies that tend to be more sensitive to economic conditions fared better than the stocks of well-established, dividend-paying companies in traditionally defensive industry groups. Dividend-paying stocks fell out of favor as long-term interest rates climbed, making long-term bond yields more competitive with stocks’ dividend distribution rates. In addition, large-cap stocks generally produced lower returns than small- and midcap stocks.

Stock Selections Buoyed Fund’s Relative Performance

The fund participated more than fully in its benchmark’s gains over the reporting period. Relative performance was especially robust in the energy sector, where the

The Funds 9

DISCUSSION OF FUND PERFORMANCE (continued)

fund underweighted large integrated oil producers in favor of refiners, such as Phillips 66, that benefited from the availability of ample supplies of low-cost, domestically produced shale oil. In the health care sector, the fund received a strong contribution to relative performance from pharmaceutical and medical supplies distributor Cardinal Health, which benefited from a consolidating industry and related improved purchasing power. Among utilities, underweighted exposure to traditional, regulated electricity producers helped the fund avoid the brunt of their weakness in the rising interest-rate environment. Instead, we focused on unregulated utilities such as NRG Yield, a spin-off from NRG Energy that owns, operates and acquires contracted renewable and conventional generation and thermal infrastructure assets. We believe NRGYield has the potential to provide high and sustained levels of dividend growth over time.

The fund achieved more disappointing results in the consumer staples sector, where a number of companies were hurt by investors’ preference for more speculative, faster growing companies in other industry groups.The fund’s relative performance also was constrained by underweighted exposure to aerospace-and-defense companies that rallied when government spending cuts proved less severe than expected. In addition, higher long-term interest rates provided a degree of relief to these companies’ pension-funding requirements.

Finding Value-Oriented Opportunities Across Industry Groups

Despite the magnitude of recent equity market gains, we remain optimistic regarding the prospects for U.S. stocks as the economic recovery broadens and corporate earnings continue to grow.

We have continued to identify ample opportunities to invest in companies that we believe have both generous dividend yields and the potential for high rates of dividend growth. Conversely, we have continued to avoid companies with rich valuations and underwhelming business prospects. Consequently, we recently trimmed the fund’s positions in some areas, such as the media industry, that have appreciated to fuller valuations.We have redeployed those assets, in part, to fundamentally strong companies whose valuations may have declined when investors turned their attention to more speculative, growth-oriented investments.

March 17, 2014

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. – Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Dow Jones U.S. Select
Dividend Index is an unmanaged index which represents the country’s leading stocks by dividend yield. One hundred U.S. stocks are selected to the index by dividend yield, subject to screens for dividend-per-share growth rate, dividend payout ratio and average daily dollar trading volume. Investors cannot invest directly in any index. Effective March 15, 2011, BNY Mellon Income Stock
Fund changed its benchmark from the Russell 1000 Value Index to the Dow
Jones U.S. Select Dividend Index to better reflect the fund’s sector weightings and risk characteristics.The Dow Jones U.S. Select Dividend Index was first calculated on November 3, 2003.Accordingly, the fund will continue to report the performance of the Russell 1000 Value Index until the Dow Jones U.S.
Select Dividend Index has been calculated for a 10-year period.
[3]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
Investors cannot invest directly in any index.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through February 28, 2014, as provided by Bernard Schoenfeld, Portfolio Manager, responsible for investment allocation decisions

Fund and Market Performance Overview

For the six-month period ended February 28, 2014, BNY Mellon Mid Cap Multi-Strategy Fund’s Class M shares produced a total return of 17.63%, and Investor shares returned 17.47%.1 In comparison, the fund’s benchmark, the Russell Midcap® Index, produced a total return of 17.66% for the reporting period.2

Midcap stocks rallied strongly over the reporting period when the U.S. economic recovery gained momentum. The fund produced returns that were roughly in line with its benchmark, as strong results from the Opportunistic Mid Cap Value Strategy were balanced by shortfalls in the Geneva Mid Cap Growth Strategy.

The Fund’s Investment Approach

The fund seeks capital appreciation.The fund pursues its goal by normally investing at least 80% of its net assets in equity securities of midcap companies. The fund considers midcap companies to be those companies with market capitalizations that are within the market capitalization range of companies comprising the Russell Midcap® Index. Furthermore, the fund normally allocates assets across multiple investment strategies employed by the investment adviser and unaffiliated sub-investment advisers that invest primarily in equity securities issued by midcap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to investment strategies and styles, including the Mid Cap Tax-Sensitive Core Strategy, Opportunistic Mid Cap Value Strategy, Mid Cap Growth Strategy, Robeco Mid CapValue Strategy and Geneva Mid Cap Growth Strategy, all as more particularly described in the fund’s prospectus.

Recovering Economy Fueled Market’s Gains

U.S. stocks climbed sharply during a sustained economic recovery fueled by falling unemployment, rebounding housing markets, and low short-term interest rates.

The reporting period began in the immediate wake of market weakness stemming from the Federal Reserve Board’s (the “Fed”) plans to back gradually away from its massive quantitative easing program. Investors were relieved when the Fed refrained from starting the tapering process in September and October, sparking market rallies. Stocks continued to advance over the final months of 2013 amid new releases of encouraging economic data.The market gave back some of its gains in January 2014 due to concerns regarding economic slowdowns in the emerging markets, but stocks rebounded in February when those worries proved to be overblown and corporate earnings exceeded analysts’ expectations.As a result, several broad measures of stock market performance ended the reporting period just short of record highs.

The Funds 11

DISCUSSION OF FUND PERFORMANCE (continued)

In this environment, companies that tend to be more sensitive to economic conditions fared better than their traditionally defensive counterparts, and growth-oriented midcap stocks generally outperformed value stocks. Some sectors also responded positively to long-term, secular business trends. For example, trends toward cloud computing and mobility lifted innovators in the information technology sector, and the development of new drugs by biotechnology companies drove results in the health care sector. From a market capitalization perspective, midcap stocks produced higher returns than large-cap stocks, but mildly lagged small-cap stocks, on average.

Underlying Strategies Produced Mixed Results

Allocations across the fund’s various strategies remained unchanged during the reporting period, with approximately 30% of its assets allocated to the Mid Cap Tax-Sensitive Core Strategy, 20% allocated to each of the Opportunistic Mid CapValue Strategy and Robeco Mid Cap Value Strategy, and 15% allocated to each of the Mid Cap Growth Strategy and Geneva Mid Cap Growth Strategy.

The Opportunistic Mid Cap Value Strategy produced the greatest positive contribution to the fund’s relative performance, mainly due to notably strong results in the financials, utilities, industrials, and information technology sectors.The Robeco Mid CapValue Strategy also fared well, with outperformance driven by positive stock selections in the consumer staples, financials, and consumer discretionary sectors. On the other hand, the Mid Cap Growth Strategy slightly lagged market averages due to disappointments in the information technology sector, and the Geneva Mid Cap Growth Strategy trailed the benchmark by a wider margin as a result of its focus on higher quality companies at a time when lower quality stocks led the market’s advance. Stock selections proved to be particularly unfavorable in the industrials and health care sectors.

Finding Midcap Opportunities Wherever They Arise

Despite the magnitude of the reporting period’s gains, we remain optimistic regarding the prospects for midcap stocks as the economic recovery broadens and corporate earnings continue to grow. In addition, we believe that the fund’s broadly diversified, multi-strategy investment approach positions it well to participate in areas of relative strength wherever they arise across the midcap stock market’s various investment styles and market sectors.

March 17, 2014

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell Midcap® Index is a widely accepted, unmanaged index of medium-cap stock market performance. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through February 28, 2014, as provided by Bernard Schoenfeld, Portfolio Manager, responsible for investment allocation decisions

Fund and Market Performance Overview

For the six-month period ended February 28, 2014, BNY Mellon Small Cap Multi-Strategy Fund’s Class M shares produced a total return of 18.34%, and Investor shares returned 18.18%.1 In comparison, the fund’s primary benchmark, the Russell 2000 Index produced a total return of 17.75% for the same period.2 The fund’s secondary benchmarks, the Russell 2000 Growth Index and the Russell 2000Value Index, produced a total return of 19.20% and 16.23%, respectively, for the same period.3

Small-cap stocks rallied strongly over the reporting period when the U.S. economic recovery gained momentum. The fund produced returns that were higher than its primary benchmark, mainly due to strong results from the Small Cap Growth Strategy.

The Fund’s Investment Approach

The fund seeks capital appreciation.The fund pursues its goal by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap companies. As of the end of the reporting period, the fund considered small-cap companies to be those companies with market capitalizations that are equal to or less than the market capitalization of the largest company included in the Russell 2000 Index. Furthermore, the fund normally allocates assets across multiple investment strategies employed by the investment adviser that invest primarily in equity securities issued by small-cap companies.The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to investment strategies and styles, including the Opportunistic Small Cap Strategy, Small Cap Value Strategy, and Small Cap Growth Strategy, all as more particularly described in the fund’s prospectus.

Recovering Economy Fueled Market’s Gains

Small-cap stocks climbed sharply during a sustained economic recovery fueled by falling unemployment, rebounding housing markets, and low short-term interest rates.

The reporting period began in the immediate wake of market weakness stemming from the Federal Reserve Board’s (the “Fed”) plans to back gradually away from its massive quantitative easing program. Investors were relieved when the Fed refrained from starting the tapering process in September and October, sparking market rallies. Stocks continued to advance over the final months of 2013 amid new releases of encouraging economic data.The market gave back some of its gains in January 2014 due to concerns regarding economic slowdowns in the emerging markets, but stocks rebounded in February when those worries proved to be overblown and corporate earnings exceeded analysts’ expectations.As a result, several broad measures of stock market performance ended the reporting period just short of record highs.

The Funds 13

DISCUSSION OF FUND PERFORMANCE (continued)

In this environment, companies that tend to be more sensitive to economic conditions fared better than their traditionally defensive counterparts, and growth-oriented small-cap stocks generally outperformed value stocks. Some sectors also responded positively to long-term, secular business trends. For example, trends toward cloud computing and mobility lifted innovators in the information technology sector, and the development of new drugs by biotechnology companies drove results in the health care sector. From a market capitalization perspective, small-cap stocks produced higher returns than large- and midcap stocks, on average.

Underlying Strategies Produced Mixed Results

Allocations across the fund’s various strategies remained unchanged during the reporting period, with approximately 40% of its assets allocated to the Opportunistic Small Cap Strategy and 30% allocated to each of the Small CapValue Strategy and the Small Cap Growth Strategy.

Although the Small Cap Growth Strategy slightly lagged its own growth-oriented benchmark, it outperformed the Russell 2000 Index on its way to producing the greatest positive contribution to the fund’s relative performance. This Strategy achieved notably strong results in the health care sector, offsetting more disappointing results in the information technology sector. The Opportunistic Small Cap Strategy slightly outperformed the Russell 2000 Index, as security selection shortfalls among industrial companies balanced the benefits of successful stock selections in the health care sector and lack of exposure to the lagging utilities and consumer staples sectors.The Small CapValue Strategy slightly outperformed the Russell 2000 Value Index as relatively robust results in the financials and information technology sectors were partially offset by disappointments in the industrials sector.

Finding Small-Cap Opportunities Wherever They Arise

Despite the magnitude of the reporting period’s gains, we remain optimistic regarding the prospects for small-cap stocks as the economic recovery broadens and corporate earnings continue to grow. In addition, we believe that the fund’s broadly diversified, multi-strategy investment approach positions it well to participate in areas of relative strength wherever they arise across the small-cap stock market’s various investment styles and market sectors.

March 17, 2014

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000® Index is an unmanaged index of small-cap stock market performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000
Index is composed of the 3,000 largest U.S. companies based on total market
capitalization.The index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index.
[3]	SOURCE: LIPPER INC. — The Russell 2000 Growth Index is an
unmanaged index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund.The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-
to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through February 28, 2014, as provided by Irene D. O’Neill, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2014, BNY Mellon Focused Equity Opportunities Fund’s Class M shares produced a total return of 18.34%, and Investor shares returned 18.24%.1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, produced a 15.05% total return for the reporting period.2

Stocks rallied strongly over the reporting period as the U.S. and global economic recoveries gained momentum. The fund produced higher returns than its benchmark mainly due to robust results in the information technology, health care, consumer discretionary, and energy sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities.We begin with a top-down assessment of broad economic, political, and social trends.We strive to determine those sectors and industries most likely to benefit from identified trends, focusing on sectors we believe present the most attractive growth outlook. Within those sectors and industries, we then employ a bottom-up, fundamental approach to find individual companies with:

  Unrecognized or underestimated earnings power

  Sustainable revenue and cash flow

  Positive operational or financial catalysts

  Attractive valuation based on growth prospects

  Strong or improving financial conditions

Finally, we select for investment the 25 to 30 best opportunities from the companies meeting these criteria.

Recovering Economy Fueled Market’s Gains

Stocks climbed sharply over the reporting period during a sustained economic recovery fueled by falling unemployment, rebounding housing markets, and historically low short-term interest rates.

The reporting period began in the immediate wake of market weakness stemming from the Federal Reserve Board’s (the “Fed”) plans to back gradually away from its massive quantitative easing program. Investors were relieved when the Fed refrained from starting the tapering process in September and October, sparking market rallies. Stocks continued to advance over the final months of 2013 amid new releases of encouraging economic data, enabling the fund’s benchmark to end the year near record highs.The market gave back some of its gains in January 2014 when concerns surfaced regarding economic slowdowns in the world’s emerging markets, but stocks rebounded in February when those worries proved to be overblown and corporate earnings exceeded analysts’ expectations.

In this environment, market sectors and individual companies that tend to be more sensitive to economic conditions fared better than their more traditionally defensive counterparts. Some sectors also responded positively to long-term, secular business trends. For example, the growth of cloud computing and mobility lifted innovators in the information technology sector, and new drugs from biotechnology companies drove gains in the health care sector.

The Funds 15

DISCUSSION OF FUND PERFORMANCE (continued)

Fund Participated More Than Fully in Market Gains

Our stock selection process proved effective in the reporting period’s constructive market environment. Results were particularly strong in the information technology sector, where semiconductor maker Avago Technologies benefited from the growth of 3G communications technology in China and a more stable pricing environment. Software developer Adobe Systems changed its business model from stand-alone applications to cloud-based software-as-a-service, which expanded its customer base and addressed piracy issues. Digital content producer Yahoo! benefited from its ownership interest in Chinese e-commerce leader Alibaba.com. Online media giant Google, Cl. A, which was sold during the reporting period, posted strong earnings in its search engine unit and expanded into other areas of the technology market.

In the health care sector, biopharmaceutical company Shire, ADR underwent a restructuring, including the acquisition of a company developing a promising new drug. Global pharmaceutical developer Bristol-Meyers Squibb achieved promising results in clinical trials of new oncology treatments. Investors in drugmaker Teva Pharmaceutical Industries, ADR responded positively to the hire of a new CEO with extensive turnaround experience.The consumer discretionary sector was lifted by casino operator Las Vegas Sands, which continued to see strong traffic in its Macau resort. Among energy companies, refiner Valero Energy benefited from the availability of low cost domestic crude oil.

Disappointments during the reporting period were concentrated mainly in the consumer staples sector. Tobacco seller Philip Morris International encountered weakness in Japan, the Philippines, and Europe, and earnings were undermined by adverse changes in currency exchange rates. Packaged goods purveyor Procter & Gamble and food and beverages maker PepsiCo were hurt by economic downturns in the emerging markets and sluggish sales growth in the United States.

An Emphasis on Cyclical and Secular Trends

Despite the magnitude of recent equity market gains, we remain optimistic regarding the prospects for equities as economic recoveries broaden in the United States and Europe and corporate earnings continue to grow. Consequently, we have favored some of the market’s more economically sensitive areas, including the energy, information technology, financials, and consumer discretionary sectors. We also have identified a number of secular growth opportunities, mainly among technology and health care companies.

March 17, 2014

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers.Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of
dividends and, where applicable, capital gain distributions.The Standard &
Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through February 28, 2014, as provided by John Truschel, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2014, BNY Mellon Small/Mid Cap Fund’s Class M shares produced a total return of 15.88%, and Investor shares returned 15.78%.1 In comparison, the Russell 2500™ Index, the fund’s benchmark, produced a total return of 17.96% for the same period.2

Small- and midcap stocks rallied strongly over the reporting period as the U.S. economic recovery gained momentum.The fund produced lower returns than its benchmark, mainly due to a handful of disappointing security selections.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of small-cap and midcap companies with total market capitalizations of between $200 million and $7 billion at the time of investment. The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis, and risk management.

In selecting securities, the fund first identifies as potential investments securities that have been selected pursuant to various investment strategies employed by the fund’s investment adviser and/or its affiliate, The Boston Company Asset Management, LLC (TBCAM), using proprietary investment processes of TBCAM, that have market capitalizations, at the time of purchase, that are within the market capitalization range of companies comprising the Russell 2500™ Index. The fund’s portfolio managers next use quantitative models that combine various fundamental factors, and then evaluate the results of the quantitative models using an optimization process. Finally, the fund’s portfolio managers conduct a qualitative review of the securities ranked by the models to select for investment by the fund those securities deemed to be the most attractive of the higher ranked securities.

Effective April 28, 2014, the fund’s investment strategy will provide exposure to various small cap and mid cap equity portfolio managers, investment strategies and styles.

Recovering Economy Fueled Market’s Gains

Stocks in all capitalization ranges climbed sharply over the reporting period during a sustained economic recovery fueled by falling unemployment, rebounding housing markets, and low short-term interest rates. The reporting period began in the immediate wake of bouts of market weakness stemming from the Federal Reserve Board’s (the “Fed”) plans to back away from its quantitative easing program. Investors were relieved and markets rallied when the Fed refrained from starting the tapering process in September and October. Stocks continued to advance over the final months of 2013 amid new releases of encouraging economic data.The market gave back some of its gains in January 2014 when concerns resurfaced regarding economic slowdowns in the emerging markets, but stocks rebounded in February when those worries proved to be overblown.

In this environment, market sectors and individual companies that tend to be more sensitive to economic conditions fared better than their more traditionally defensive counterparts. From a market capitalization perspective, small- and midcap stocks outperformed large-cap stocks.

The Funds 17

DISCUSSION OF FUND PERFORMANCE (continued)

Fund Participated in Most of the Market’s Gains

Although the fund participated substantially in the market’s gains, its relative performance primarily was constrained by disappointing results from just three stocks. In the consumer discretionary sector, electronics retailer H.H. Gregg lost value due to intensifying competition from big-box stores and online sellers at a time when an expansion into furnishings increased the company’s expenses. Among energy companies, biofuels producer Green Plains Renewable Energy Group was hurt when federal regulators issued more stringent controls over the use of ethanol. In addition, investors responded negatively to a recent acquisition that has proved dilutive of the company’s earnings. In the information technology sector, Internet security specialist AVG Technologies launch of a new product disappointed the market, and investors grew concerned over an adverse change in the company’s relationship with online media giant Google.All three of these companies were eliminated from the fund’s portfolio.

The fund achieved better results from individual holdings in other sectors. In the industrials sector, and in the midst of a domestic energy production boom, railcar producer Trinity Industries encountered rising demand for oil tank cars with improved safety features.Among financial companies, Silicon Valley-based SVB Financial Group benefited from rising demand for loans and other banking services from the fast-growing information technology and biotechnology industries. In the materials sector, Packaging Corporation of America experienced increased demand and greater pricing power for its cardboard containers as shipping volumes grew in the recovering economy.

Finding Opportunities One Company at a Time

We have been encouraged by recently positive economic data, which suggest to us that sustained U.S. economic growth is likely to persist. While small- and midcap stocks generally have become more richly valued after the reporting period’s gains, our bottom-up investment process has continued to identify what we believe are areas of opportunity across various market sectors.We are mindful of the potential for heightened volatility in the wake of the market’s recent advance, but we would regard any setbacks as opportunities to invest in fundamentally strong companies at lower prices.

March 17, 2014

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2500™ Index is a widely accepted, unmanaged index, which measures the performance of those
Russell 2500 companies with lower price-to-book ratios and lower forecasted growth value. Investors cannot invest directly in any index.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through February 28, 2014, as provided by D. Kirk Henry, Sean P. Fitzgibbon, Clifford A. Smith, and Mark A. Bogar, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2014, BNY Mellon International Fund’s Class M shares produced a total return of 16.38%, and Investor shares returned 16.27%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of 15.01% for the same period.2

Developed international stock markets rallied over the reporting period in response to improved economic conditions. The fund outperformed its benchmark, mainly due to successful stock selections in Japan, Germany, and Italy.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers.

The fund allocates its assets between a core investment style and a value investment style at the discretion of the investment advisor.The fund is not managed to a specific target duration between these investment styles. Pursuant to the core investment style, under normal circumstances, at least 80% of the fund’s cash inflows allocated to this style are invested in equity securities of companies located in the foreign countries represented in the MSCI EAFE Index and Canada.

The fund will continue to invest in stocks that appear to be undervalued (as measured by their price/earnings ratios), but stocks purchased pursuant to the core investment style may have value and/or growth characteristics. The core investment style portfolio manager employs a “bottom-up” investment approach, which emphasizes individual stock selection. The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The fund’s investment approach for the portion of the fund using the value-oriented investment style is research-driven and risk-averse.When selecting stocks, we identify potential investments through valuation screening and extensive fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors: value, business health, and business momentum.

Renewed Strength in Developed Markets

After experiencing several years of economic weakness in Europe, investors began warming to the equity market’s opportunities as growth picked up in some countries, such as Germany, and long-awaited signs of recovery emerged in some of the region’s more troubled economies. Investors responded particularly positively to a surprise reduction in short-term interest rates by the European Central Bank. Meanwhile, in the United Kingdom, investor sentiment improved and stocks rallied when fears of economic stagnation failed to materialize.

However, the Japanese stock market pulled back during the reporting period as it digested earlier gains stemming from President Shinzo Abe’s aggressively stimulative monetary and fiscal policies. The world’s emerging markets also generally struggled due to sluggish growth trends, questionable economic policies, and weakening currency values.

The Funds 19

DISCUSSION OF FUND PERFORMANCE (continued)

Stock Selections Fueled Fund Outperformance

Although Japanese equities generally lagged market averages, the country ranked as one of the fund’s stronger regions. Successful stock selections in Japan particularly lifted results in the information technology sector, where Fujitsu and Hitachi benefited from corporate restructuring, and Tokyo Electron’s earnings were supported by a weaker Japanese yen. In other areas, telecommunications services provider KDDI advanced amid robust subscriber growth, and specialty chemicals producer Nippon Shokubai posted impressive sales growth.

In Germany, investors rewarded industrial conglomerate Siemens for shedding underperforming divisions. In addition, airline Deutsche Lufthansa posted strong gains in the recovering economy, drug distributor Celesio was acquired by a former rival, and automotive companies Daimler and Continental benefited from rising car sales globally. In Italy,Telecom Italia gained value amid speculation that the company might be an acquisition candidate, and aerospace-and-defense contractor Finmeccanica surged higher after a corporate restructuring.

From a market sector perspective, the fund fared particularly well among information technology companies, such as Holland’s NXP Semiconductors and French consulting services provider Cap Gemini. Successful stock picks in the materials sector included Irish packaging producer Smurfit Kappa Group, U.K.-based building materials purveyor CRH, and global metals-and-mining company Rio Tinto.

Detractors from the fund’s relative performance during the reporting period included Spain, Denmark, and Finland, where underweighted positions prevented the fund from participating more fully in their gains. Moreover, relatively light exposure to Spanish and Italian banks weighed on results in the financials sector, as did disappointing results from Australia’s QBE Insurance Group.

Room for Further Gains

Despite higher valuations in some markets, the prospect of continued economic recovery and higher corporate earnings could help drive stock prices higher. Of course, a number of potential headwinds remain, including the possibility of unexpected geopolitical turmoil. As of the reporting period’s end, we have found ample investment opportunities in Europe and the United Kingdom, but fewer in Japan and Australia.

March 17, 2014

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging market countries.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital
International Europe,Australasia, Far East (MSCI EAFE) Index is an
unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through February 28, 2014, as provided by D. Kirk Henry, Sean P. Fitzgibbon, and Jay Malikowski, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2014, BNY Mellon Emerging Markets Fund’s Class M shares produced a total return of 4.52%, and Investor shares returned 4.39%.1 This compares with a 4.88% total return produced by the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”), the fund’s benchmark, for the same period.2

Emerging-markets equities produced modest gains, on average, amid heightened market volatility stemming from economic and geopolitical concerns. The fund produced lower returns than its benchmark, mainly due to shortfalls in China,Turkey, and South Africa.

The Fund’s Investment Approach

The fund seeks long-term capital growth.To pursue its goal, the fund invests at least 80% of its assets in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets.

The fund allocates its assets between a core investment style and a value investment style at the discretion of the investment advisor.The fund is not managed to a specific target duration between these investment styles. Pursuant to the core investment style, under normal circumstances at least 80% of the fund’s assets allocated to this style are invested in equity securities of companies located in the foreign countries represented in the MSCI EM Index.

The fund will continue to invest in stocks that appear to be undervalued (as measured by their price/earnings ratios), but stocks purchased pursuant to the core investment style may have value and/or growth characteristics. The core investment style portfolio manager employs a “bottom-up” investment approach, which emphasizes individual stock selection. The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EM Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

When choosing stocks for the portion of the fund using the value-oriented investment style, we use a research-driven and risk-averse approach. We identify potential investments through valuation screening and extensive fundamental research. Emphasizing individual stock selection rather than economic and industry trends, we focus on three key factors: value, business health, and business momentum.

Macroeconomic Concerns Weighed on Emerging Markets

Emerging equity markets proved volatile over the reporting period as investors responded to disappointing economic data and political developments in various regions. Most emerging markets rallied early in the reporting period when investors regained confidence in the wake of earlier market weakness stemming from the Federal Reserve Board’s unexpected plans to begin backing away from its massive quantitative easing pro-gram.Although most emerging markets gained a degree of value over the final months of 2013 as investment capital flowed back into their financial markets, they gave

The Funds 21

DISCUSSION OF FUND PERFORMANCE (continued)

back a significant portion of those gains over the first two months of 2014 when concerns resurfaced regarding sluggish economic growth, the health of certain banking systems, and intensifying geopolitical turmoil.

Stock Selection Strategy Produced Mixed Results

Although the fund participated in most of the emerging market’s modest gains over the reporting period, its relative performance was constrained by disappointing stock selections in South Africa, where furniture seller JD Group suffered as high interest rates dampened consumer spending. In addition, the fund did not participate in gains posted by South African media company Naspers, which advanced despite what we believed was an expensive valuation. In China, the fund was hurt by oil-and-gas producer CNOOC, which issued a weaker-than-expected production forecast for 2014. The fund held underweighted exposure to Internet company Tencent Holdings, which fared relatively well. Finally, in Turkey, currency concerns, current account deficits, and political tensions weighed on the banking industry. From a market sector perspective, the fund’s performance was undermined by shortfalls in the energy and consumer discretionary sectors.

The fund achieved better results in India, where strong stock selections in the information technology, financials, and consumer discretionary sectors fueled outperformance. An overweighted position in South Korean equities also bolstered the fund’s relative results, as did successful stock selections in Korea’s financials and utilities sectors. Favorable stock picks in Hong Kong included casino operator SJM Holdings, which saw robust traffic in its Macau resort.

Maintaining a Highly Selective Approach

Although investor sentiment in the emerging markets generally has remained negative, we have begun to see signs of progress in some countries, such as India and Indonesia, where current account trends have improved and regulators are taking positive steps to shore up their economies and currency values. Consequently, the fund ended the reporting period with overweighted exposure to China and South Korea and, to a lesser extent, India and Russia.We have maintained underweighted exposure to Mexico, where stocks appear to us overvalued. From an industry group standpoint, we have identified ample opportunities in the health care and financials sectors.

March 17, 2014

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging markets countries.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of gross dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital
International Emerging Markets Index is a market capitalization-weighted index composed of companies representative of the market structure of select designated emerging market countries in Europe, Latin America and the Pacific
Basin. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through February 28, 2014, as provided byThomas J. Durante, Richard A. Brown, and Karen Q.Wong, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2014, BNY Mellon International Appreciation Fund’s Class M shares produced a total return of 13.33%, and Investor shares returned 13.22%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of 15.01% for the same period.2

The world’s more developed stock markets rallied over the reporting period in response to economic recoveries in the United States and Europe. The fund lagged its benchmark due to expenses and pricing disparities between the stocks of the companies comprising the MSCI EAFE Index and the related Depository Receipts (DRs) in which the fund invests.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities, including DRs, common stocks, preferred stocks, convertible securities, equity securities in foreign investment funds, or trusts and other equity investments.

The fund invests primarily in DRs representing the local shares of non-U.S. companies, in particular, American Depositary Receipts (ADRs). In selecting securities, we screen the MSCI EAFE Index universe of approximately 1,000 issuers for the availability of issuers with a DR facility.The investment adviser then uses a proprietary mathematical algorithm to reflect the characteristics of the developed markets that takes into consideration risk characteristics, including country weights and sector weights within each country. As a result of this process, we expect to hold ADRs representing 200 to 300 foreign issuers. The fund’s country allocation is expected to be within 5% of that of the MSCI EAFE Index, and under normal circumstances, the fund will invest in at least 10 different countries.The fund generally will not invest in securities from developing countries because they are not included in the MSCI EAFE Index.

Developed Markets Exhibited Renewed Strength

After several years of economic weakness in Europe, investors began warming to the region’s equity opportunities as growth picked up in some areas, such as Germany, and long-awaited signs of recovery emerged in some of the region’s more troubled economies. Investors responded particularly positive to a surprise reduction in short-term interest rates by the European Central Bank during the reporting period. Meanwhile, in the United Kingdom, fears of economic stagnation failed to materialize, bolstering investor sentiment and enabling the nation to rank among the benchmark’s top performing countries. However, the Japanese stock market pulled back during the reporting period as it digested earlier gains stemming from President Shinzo Abe’s aggressively stimulative monetary and fiscal policies.

Although they have little representation in the MSCI EAFE Index, the world’s emerging markets fared less well during the reporting period. Growth in China decelerated as central authorities moved to rebalance

The Funds 23

DISCUSSION OF FUND PERFORMANCE (continued)

the economy away from exports and toward more domestic consumption. Other major emerging markets, such as India and Brazil, have been hurt by sluggish growth trends, questionable economic policies, and weakening currency values.

Recovering Banking Systems Buoyed Financial Stocks

The financials sector led international stock markets higher over the reporting period as the European debt crisis eased and banking systems strengthened in some of the continent’s more severely affected countries. In addition, banks in the United Kingdom and Australia climbed in the midst of surprisingly robust economic data, while insurers benefited from rising financial markets and relatively low claims. Among consumer discretionary companies, automakers in Japan and Germany encountered robust demand from overseas markets, including developing nations, and advertising companies benefited when major business clients expanded into new markets. In the health care sector, pharmaceutical developers and biotechnology firms advanced as several new drugs received regulatory approvals, mergers-and-acquisitions activity increased, and promising research-and-development efforts filled new product pipelines.

Although all 10 economic sectors represented in the MSCI EAFE Index produced positive absolute returns over the reporting period, some industry groups lagged broader market averages. In the financials sector, real estate investment trusts fell out of favor among investors when long-term interest rates climbed in the recovering economy. Energy equipment providers saw weak demand in Europe due to a relative scarcity of shale oil-and-gas development opportunities. The beverages industry was hurt by consolidation among spirits producers, which are still working on cutting costs.

Room for Further Gains

While recently robust equity returns left some international markets more richly valued, the prospect of continued economic recovery and higher corporate earnings could help drive stock prices higher. Of course, a number of potential headwinds remain, including the possibility of unexpected geopolitical turmoil.

As always, we have continued to monitor the factors considered by the fund’s investment model in light of current market conditions. In our experience, the fund’s broadly diversified portfolio may help limit the impact on the overall portfolio of unexpected losses in individual sectors or holdings.

March 17, 2014

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging market countries.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital
International Europe,Australasia, Far East (MSCI EAFE) Index is an
unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through February 28, 2014, as provided by C.Wesley Boggs,Warren Chiang, CFA, and Ronald Gala, CFA, Primary Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2014, BNY Mellon International Equity Income Fund’s Class M shares produced a total return of 7.24%, and Investor shares returned 7.09%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International All Country World Index Ex-U.S. (MSCI ACWI Ex-US Index), provided a total return of 12.45% for the same period.2

Developed international stock markets generally rallied over the reporting period in response to improved economic conditions, while the emerging markets continued to struggle. The fund produced lower returns than its benchmark, mainly due to its focus on dividend-paying stocks at a time when more growth-oriented stocks fared better. However, the fund continued to provide a substantially higher dividend yield than the MSCI ACWI Ex-US Index.

The Fund’s Investment Approach

The fund seeks total return consisting of capital appreciation and income. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund focuses on dividend-paying stocks of foreign companies, including those in developed and emerging-market countries.The fund may invest in the stocks of companies of any market capitalization.

We select stocks through a disciplined investment process using proprietary quantitative computer models that analyze a diverse set of characteristics to identify and rank stocks according to earnings quality. Based on this analysis, we generally select from the higher ranked dividend-paying securities those stocks that we believe will continue to pay above-average dividends.We seek to overweight higher dividend-paying stocks, while maintaining country and sector weights generally similar to those of the MSCI ACWI Ex-US Index.

Renewed Strength in Developed Markets

After several years of economic weakness and financial crises in Europe, investors began warming to the region’s equity opportunities as growth picked up in some countries, such as Germany, and long-awaited signs of recovery emerged in some of the region’s more troubled economies. Investors responded particularly positively to a surprise reduction in short-term interest rates by the European Central Bank, which demonstrated monetary policymakers’ commitment to addressing persistent economic problems. Meanwhile, in the United Kingdom, investor sentiment improved markedly and stocks rallied when fears of economic stagnation failed to materialize.

The Japanese stock market pulled back during the reporting period as it digested earlier gains stemming from President Shinzo Abe’s aggressively stimulative monetary and fiscal policies. The world’s emerging markets also generally struggled due to sluggish growth trends, questionable economic policies, geopolitical turmoil, and weakening currency values.

The Funds 25

DISCUSSION OF FUND PERFORMANCE (continued)

Dividend Payers Remained Out of Favor

In this environment, the dividend-paying companies on which the fund focuses stayed out of favor among investors, who generally preferred more speculative, faster growing companies that typically pay few or no dividends. In addition, demand for dividend-paying stocks was dampened by rising long-term interest rates in the United States and other markets, which made long-term bond yields more competitive with the dividend distribution rates of income-oriented equities.

The fund’s results also were undermined by overweighted exposure to the emerging markets, where investments in South Africa, Turkey, and Brazil fared particularly poorly. For example, automaker Ford Otomotiv Sanayi was hurt by political unrest in Turkey, leading to stock price declines despite the company’s strong underlying business fundamentals and high dividend. China’s Guangzhou R&F Properties, Class H was hurt by concerns regarding China’s economic slowdown. In more developed markets, disappointments included Norway-based offshore driller Seadrill, which worried investors when it unexpectedly refrained from increasing its dividend.

The fund achieved better relative performance with other holdings. In France, mailroom equipment provider Neopost gained value after the company’s chief executive signaled that it would maintain a steady dividend. Spanish transportation infrastructure construction firm Ferrovial benefited amid the early stages of recovery from the county’s recession and financial crisis. In the United Kingdom, global biopharmaceutical developer AstraZeneca benefited from positive investor sentiment in the health care sector.

Finding Income Opportunities Throughout the World

We have continued to identify what we believe are attractive investment opportunities among individual dividend-paying stocks in most countries and market sectors, as well as in both developed and emerging markets. Although international equity markets have seen heightened volatility stemming from various macroeconomic concerns, we currently view temporary bouts of price weakness as chances to purchase the stocks of fundamentally strong companies at relatively attractive prices. Indeed, our disciplined, bottom-up security selection process has produced a broadly diversified investment portfolio that, in our judgment, can help investors participate in the stock market’s capital gains and dividend income while managing its risks effectively.

March 17, 2014

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER Inc. — Reflects reinvestment of gross dividends and, where applicable, capital gain distributions.The MSCI ACWI Ex-US Index captures large and mid cap representation across 23 of 24 Developed Markets
(DM) countries (excluding the US) and 21 Emerging Markets (EM)
countries. Investors cannot invest directly in any index.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through February 28, 2014, as provided by Warren Chiang, Ronald P. Gala, John Flahive, and Jeffrey M. Mortimer, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2014, BNY Mellon Asset Allocation Fund’s Class M shares produced a total return of 10.08%, and Investor shares returned 9.98%.1 One of the fund’s benchmarks, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a total return of 15.05%, and its other benchmark, the Barclays U.S. Aggregate Bond Index, produced a total return of 2.84% for the same period.2

Stocks and higher yielding bonds rallied when the U.S. economic recovery gained momentum, but the same forces generally undermined U.S. government securities. The fund’s results compared to its benchmarks were driven mainly by an emphasis on stocks over bonds.

The Fund’s Investment Approach

The fund seeks long-term growth of principal in conjunction with current income.The fund may invest in both individual securities and other investment companies, including other BNY Mellon funds, funds in the Dreyfus Family of Funds and unaffiliated open-end funds, closed-end funds and exchange-traded funds (collectively, the “underlying funds”).To pursue its goal, the fund may allocate its assets, directly in individual equity and debt securities and/or through investment in the underlying funds, to gain investment exposure to the following asset classes: Large Cap Equities, Small Cap and Mid Cap Equities, Developed International and Global Equities, Emerging Market Equities, Investment Grade Bonds, High Yield Bonds, Emerging Markets Debt, Diversifying Strategies, and Money Market Instruments.

Further information about the fund’s investment strategy and process and the underlying funds is described in the fund’s prospectus.

Recovering Economy Fueled Market’s Gains

U.S. stocks climbed during a sustained economic recovery fueled by falling unemployment, rebounding housing markets, and low short-term interest rates.

The reporting period began in the wake of stock and bond market weakness stemming from the Federal Reserve Board’s (the “Fed”) plans to back gradually away from its massive quantitative easing program. Investors were relieved when the Fed refrained from starting the tapering process in September and October, sparking market rallies. Stocks continued to advance over the final months of 2013 amid encouraging economic data, but rising long-term interest rates weighed on U.S. government securities. The stock market gave back some of its gains and bonds rallied in January 2014 amid renewed economic concerns, but stocks rebounded in February when those worries proved overblown.

In this environment, companies that tend to be more sensitive to economic conditions fared better than their traditionally defensive counterparts, and growth-oriented stocks generally outperformed value stocks. Likewise, lower rated corporate-backed bonds led the bond market, while high-quality U.S. government securities lagged.

Tilt Toward Stocks Bolstered Fund Results

In anticipation of more favorable market conditions for equities than bonds, the fund maintained overweighted exposure to stocks throughout the reporting period. As of the reporting period’s end, the fund allocated roughly 67% of its assets to equities, including 35% to large-cap U.S. stocks, 14% to small- and midcap U.S. stocks, 11% to developed international and global equities, and 7% to emerging market equities. Approximately 26% of the fund’s assets were invested in bonds, including 22% in high-grade securities and 4% in high yield bonds. The remainder of the fund’s assets was allocated to other diversifying strategies and cash reserves.

The Funds 27

DISCUSSION OF FUND PERFORMANCE (continued)

The fund’s holdings of several underlying funds helped its performance. BNY Mellon Focused Equity Opportunities Fund produced the greatest positive contribution to the fund’s relative performance on the strength of favorable stock selections in the information technology, health care, consumer discretionary, and energy sectors. Dreyfus Select Managers Small Cap Growth Fund fared well in the financials and health care sectors, and BNY Mellon International Fund received strong contributions from Japan and the information technology, telecommunications services, and materials sectors.

Detractors from the fund’s relative performance included Dreyfus U.S. Equity Fund and Global Stock Fund, which proved too defensively positioned as markets rallied. BNY Mellon Emerging Markets Fund was hurt by economic downturns and political turmoil in some developing regions. The fund’s direct equity investments mildly lagged market averages due to shortfalls suffered during the transition to a new management team.

Among bonds, the fund’s direct fixed-income investments benefited from overweighted exposure to corporate-backed securities, where results in the financials and industrials sectors were especially robust. Dreyfus High Yield Fund slightly outperformed its benchmark but provided strong performance in absolute terms. However, Dreyfus Inflation Protected Securities Fund lagged amid low inflation expectations, and Dreyfus Emerging Markets Debt Local Currency Fund struggled along with its asset class, leading to its elimination from the portfolio.

Finding Opportunities Wherever They Arise

We remain more optimistic regarding the prospects for stocks than bonds as the economic recovery broadens and corporate earnings continue to grow. In addition, we believe that the fund’s broadly diversified, multi-strategy structure positions it well to participate in areas of relative strength wherever they arise across asset classes, geographic regions, investment styles, and market sectors.

March 17, 2014

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by the fund’s investment adviser pursuant to an agreement in effect through December 31, 2014, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite
Stock Price Index is a widely accepted, unmanaged index of U.S. stock market
performance.The Barclays U.S.Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S.
government agency debt instruments, mortgage-backed securities and asset-
backed securities with an average maturity of 1-10 years.The indices’ returns do not reflect the fees and expenses associated with operating a mutual fund.
Investors cannot invest directly in any index.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon equity fund from September 1, 2013 to February 28, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2014

	Class M Shares	Investor Shares
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$4.31	$5.63
Ending value (after expenses)	$1,145.10	$1,143.70
Annualized expense ratio (%)	.81	1.06
BNY Mellon Large Cap Market
Opportunities Fund
Expenses paid per $1,000†	$2.84	$4.45
Ending value (after expenses)	$1,162.70	$1,162.60
Annualized expense ratio (%)	.53	.83
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$3.26	$4.70
Ending value (after expenses)	$1,155.00	$1,153.80
Annualized expense ratio (%)	.61	.88
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	4.25	$5.57
Ending value (after expenses)	$1,141.70	$1,140.20
Annualized expense ratio (%)	.80	1.05
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.86	$6.20
Ending value (after expenses)	$1,176.30	$1,174.70
Annualized expense ratio (%)	.90	1.15
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$5.58	$6.92
Ending value (after expenses)	$1,183.40	$1,181.80
Annualized expense ratio (%)	1.03	1.28

The Funds 29

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited) (continued)

Expenses and Value of a $1,000 Investment (continued)
assuming actual returns for the six months ended February 28, 2014

	Class M Shares	Investor Shares
BNY Mellon Focused
Equity Opportunities Fund
Expenses paid per $1,000†	$4.66	$6.06
Ending value (after expenses)	$1,183.40	$1,182.40
Annualized expense ratio (%)	.86	1.12
BNY Mellon Small/Mid Cap Fund
Expenses paid per $1,000†	$4.87	$6.31
Ending value (after expenses)	$1,158.80	$1,157.80
Annualized expense ratio (%)	.91	1.18
BNY Mellon International Fund
Expenses paid per $1,000†	$5.53	$6.86
Ending value (after expenses)	$1,163.80	$1,162.70
Annualized expense ratio (%)	1.03	1.28
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$7.20	$8.46
Ending value (after expenses)	$1,045.20	$1,043.90
Annualized expense ratio (%)	1.42	1.67
BNY Mellon International Appreciation Fund
Expenses paid per $1,000†	$4.23	$5.55
Ending value (after expenses)	$1,133.30	$1,132.20
Annualized expense ratio (%)	.80	1.05
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$5.65	$7.14
Ending value (after expenses)	$1,072.40	$1,070.90
Annualized expense ratio (%)	1.10	1.39
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$1.35	$2.66
Ending value (after expenses)	$1,100.80	$1,099.80
Annualized expense ratio (%)	.26	.51

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in each fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2014

	Class M Shares	Investor Shares
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$4.06	$5.31
Ending value (after expenses)	$1,020.78	$1,019.54
Annualized expense ratio (%)	.81	1.06
BNY Mellon Large Cap Market
Opportunities Fund
Expenses paid per $1,000†	$2.66	$4.16
Ending value (after expenses)	$1,022.17	$1,020.68
Annualized expense ratio (%)	.53	.83
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$3.06	$4.41
Ending value (after expenses)	$1,021.77	$1,020.43
Annualized expense ratio (%)	.61	.88
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$4.01	$5.26
Ending value (after expenses)	$1,020.83	$1,019.59
Annualized expense ratio (%)	.80	1.05
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.51	$5.76
Ending value (after expenses)	$1,020.33	$1,019.09
Annualized expense ratio (%)	.90	1.15
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$5.16	$6.41
Ending value (after expenses)	$1,019.69	$1,018.45
Annualized expense ratio (%)	1.03	1.28

The Funds 31

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited) (continued)

Expenses and Value of a $1,000 Investment (continued)
assuming a hypothetical 5% annualized return for the six months ended February 28, 2014

	Class M Shares	Investor Shares
BNY Mellon Focused
Equity Opportunities Fund
Expenses paid per $1,000†	$4.31	$5.61
Ending value (after expenses)	$1,020.53	$1,019.24
Annualized expense ratio (%)	.86	1.12
BNY Mellon Small/Mid Cap Fund
Expenses paid per $1,000†	$4.56	$5.91
Ending value (after expenses)	$1,020.28	$1,018.94
Annualized expense ratio (%)	.91	1.18
BNY Mellon International Fund
Expenses paid per $1,000†	$5.16	$6.41
Ending value (after expenses)	$1,019.69	$1,018.45
Annualized expense ratio (%)	1.03	1.28
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$7.10	$8.35
Ending value (after expenses)	$1,017.75	$1,016.51
Annualized expense ratio (%)	1.42	1.67
BNY Mellon International Appreciation Fund
Expenses paid per $1,000†	$4.01	$5.26
Ending value (after expenses)	$1,020.83	$1,019.59
Annualized expense ratio (%)	.80	1.05
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$5.51	$6.95
Ending value (after expenses)	$1,019.34	$1,017.90
Annualized expense ratio (%)	1.10	1.39
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$1.30	$2.56
Ending value (after expenses)	$1,023.51	$1,022.27
Annualized expense ratio (%)	.26	.51

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

February 28, 2014 (Unaudited)

BNY Mellon Large Cap Stock Fund
Common Stocks—99.9%	Shares		Value ($)		Shares	Value ($)
Banks—1.7%				Energy (continued)
Wells Fargo & Co.	177,760		8,251,619	Ensco, Cl. A	15,370	809,384
Capital Goods—6.5%				EOG Resources	5,820	1,102,424
AECOM Technology	99,995	[a]	3,193,840	EQT	35,315	3,612,371
AGCO	15,505		813,702	Exxon Mobil	155,465	14,966,616
Boeing	46,480		5,992,202	Marathon Petroleum	59,210	4,973,640
Emerson Electric	15,285		997,499	Occidental Petroleum	48,380	4,669,638
General Electric	202,551		5,158,974	Phillips 66	7,925	593,266
Honeywell International	15,075		1,423,683	Schlumberger	12,605	1,172,265
Masco	178,500		4,167,975			48,179,995
Northrop Grumman	42,345		5,125,015	Exchange-Traded Funds—1.1%
Oshkosh	62,270		3,601,074	Standard & Poor’s Depository
Rockwell Automation	7,595		932,970	Receipts S&P 500 ETF Trust	27,990	5,214,257
			31,406,934	Food & Staples Retailing—3.1%
Consumer Durables & Apparel—1.1%				CVS Caremark	86,430	6,321,490
Hanesbrands	59,260		4,342,573	Kroger	98,325	4,123,751
Whirlpool	7,050		1,019,642	Wal-Mart Stores	59,375	4,435,313
			5,362,215			14,880,554
Consumer Services—1.2%				Food, Beverage &
Las Vegas Sands	17,620		1,502,105	Tobacco—5.1%
Wyndham Worldwide	59,245		4,317,776	Altria Group	145,580	5,278,731
			5,819,881	Archer-Daniels-Midland	91,655	3,721,193
Diversified Financials—9.4%				Coca-Cola	23,305	890,251
Affiliated Managers Group	12,640	[a]	2,376,952	Green Mountain Coffee Roasters	32,560	3,574,437
Bank of America	533,225		8,814,209	Hershey	34,870	3,689,943
Berkshire Hathaway, Cl. B	79,360	[a]	9,188,301	PepsiCo	83,545	6,689,448
Citigroup	147,235		7,160,038	Tyson Foods, Cl. A	21,055	830,620
Franklin Resources	78,445		4,177,196			24,674,623
JPMorgan Chase & Co.	27,756		1,577,096	Health Care Equipment &
				Services—3.2%
Moody’s	12,735		1,006,065
				Abbott Laboratories	138,175	5,496,601
SLM	151,060		3,616,376
				Medtronic	88,805	5,262,584
State Street	59,210		3,888,321
				Stryker	6,240	500,698
T. Rowe Price Group	44,835		3,639,257
				WellPoint	48,015	4,349,679
			45,443,811
						15,609,562
Energy—10.0%
				Household & Personal
Anadarko Petroleum	49,355		4,153,717	Products—2.6%
Chesapeake Energy	131,655		3,411,181	Energizer Holdings	34,550	3,363,097
Chevron	21,170		2,441,536	Procter & Gamble	117,065	9,208,333
ConocoPhillips	81,395		5,412,767			12,571,430
Denbury Resources	52,640		861,190

The Funds	33

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Large Cap Stock Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Insurance—1.6%				Retailing (continued)
Travelers	49,330		4,135,827	Home Depot	83,930		6,884,778
XL Group	109,980		3,343,392	Lowe’s	96,235		4,814,637
			7,479,219	Macy’s	20,415		1,181,212
Materials—2.6%				Target	69,740		4,361,540
Dow Chemical	23,125		1,126,419				25,047,495
International Flavors & Fragrances	10,365		972,133	Semiconductors & Semiconductor
LyondellBasell Industries, Cl. A	17,625		1,552,410	Equipment—1.3%
Packaging Corporation of America	62,265		4,538,496	Intel	77,910		1,929,052
PPG Industries	5,540		1,095,923	Micron Technology	186,625	[a]	4,514,459
Scotts Miracle-Gro, Cl. A	60,495		3,454,869				6,443,511
			12,740,250	Software & Services—11.8%
Media—3.9%				Accenture, Cl. A	64,130		5,345,236
CBS, Cl. B	79,000		5,299,320	DST Systems	10,340		971,753
Comcast, Cl. A	92,435		4,777,965	Facebook, Cl. A	11,325	[a]	775,310
Time Warner	12,865		863,627	FactSet Research Systems	25,465		2,681,210
Walt Disney	98,725		7,977,967	Google, Cl. A	11,165	[a]	13,572,732
			18,918,879	International Business Machines	47,385		8,774,280
Pharmaceuticals, Biotech &				Intuit	49,825		3,893,824
Life Sciences—10.6%				MasterCard, Cl. A	47,545		3,695,197
AbbVie	40,220		2,047,600	Microsoft	91,023		3,487,091
Allergan	44,460		5,646,420	NeuStar, Cl. A	43,365	[a,c]	1,553,334
Amgen	52,805		6,548,876	Oracle	212,205		8,299,338
Celgene	35,125	[a]	5,646,344	Symantec	177,655		3,816,029
Covance	25,650	[a]	2,656,314				56,865,334
Eli Lilly & Co.	88,845		5,296,050	Technology Hardware &
Johnson & Johnson	113,535		10,458,844	Equipment—7.4%
Mettler-Toledo International	12,450	[a]	3,059,712	Apple	17,280		9,093,427
Pfizer	301,120		9,668,963	Cisco Systems	254,240		5,542,432
			51,029,123	Hewlett-Packard	194,980		5,826,002
Real Estate—2.5%				NetApp	89,670		3,623,565
Corrections Corporation of America	97,485	[b]	3,251,125	QUALCOMM	95,250		7,171,373
Public Storage	24,415	[b]	4,126,135	SanDisk	58,935		4,378,871
Simon Property Group	28,145	[b]	4,539,507				35,635,670
			11,916,767	Telecommunication
Retailing—5.2%				Services—3.6%
Bed Bath & Beyond	49,020	[a]	3,324,536	AT&T	244,399		7,803,660
Best Buy	105,550		2,810,796	CenturyLink	48,480		1,515,485
GameStop, Cl. A	44,760		1,669,996	Crown Castle International	13,305		1,009,850

BNY Mellon Large Cap Stock Fund (continued)
Common Stocks (continued)	Shares		Value ($)	Other Investment—.1%	Shares	Value ($)
Telecommunication				Registered
Services (continued)				Investment Company;
Verizon Communications	148,025		7,043,030	Dreyfus Institutional Preferred
			17,372,025	Plus Money Market Fund
Transportation—2.8%				(cost $624,668)	624,668 [d]	624,668
Copa Holdings, Cl. A	21,250		2,878,525	Investment of Cash Collateral
CSX	38,810		1,075,425	for Securities Loaned—.0%
Kirby	32,905	[a]	3,442,192	Registered
Union Pacific	33,830		6,102,255	Investment Company;
			13,498,397	Dreyfus Institutional
Utilities—1.6%				Cash Advantage Fund
Aqua America	44,735		1,126,875	(cost $949)	949 [d]	949
Edison International	74,725		3,913,348	Total Investments
NextEra Energy	28,415		2,596,847	(cost $416,669,839)	100.0%	482,624,238
			7,637,070	Cash and Receivables (Net)	.0%	23,596
Total Common Stocks
(cost $416,044,222)			481,998,621	Net Assets	100.0%	482,647,834

a Non-income producing security.
b Investment in real estate investment trust.
c Security, or portion thereof, on loan.At February 28, 2014, the value of the fundís securities on loan was $931 and the value of the collateral held by the fund was $949.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Software & Services	11.8	Household & Personal Products	2.6
Pharmaceuticals, Biotech & Life Sciences	10.6	Materials	2.6
Energy	10.0	Real Estate	2.5
Diversified Financials	9.4	Banks	1.7
Technology Hardware & Equipment	7.4	Insurance	1.6
Capital Goods	6.5	Utilities	1.6
Retailing	5.2	Semiconductors & Semiconductor Equipment	1.3
Food, Beverage & Tobacco	5.1	Consumer Services	1.2
Media	3.9	Consumer Durables & Apparel	1.1
Telecommunication Services	3.6	Exchange-Traded Funds	1.1
Health Care Equipment & Services	3.2	Money Market Investments	.1
Food & Staples Retailing	3.1
Transportation	2.8		100.0

† Based on net assets.
See notes to financial statements.

The Funds 35

STATEMENT OF INVESTMENTS
February 28, 2014 (Unaudited)

BNY Mellon Large Cap Market Opportunities Fund
Common Stocks—49.7%	Shares		Value ($)		Shares		Value ($)
Automobiles & Components—1.6%				Diversified Financials (continued)
Harley-Davidson	26,690		1,763,141	IntercontinentalExchange Group	10,727		2,240,227
Johnson Controls	35,774		1,767,236	Invesco	50,598		1,735,511
			3,530,377				5,949,169
Banks—.9%				Energy—5.2%
Wells Fargo & Co.	43,555		2,021,823	Apache	8,079		640,584
Capital Goods—6.8%				EOG Resources	7,703		1,459,102
Boeing	9,965		1,284,688	Halliburton	30,031		1,711,767
Caterpillar	16,445		1,594,672	Marathon Oil	31,325		1,049,388
Donaldson	28,504		1,221,111	National Oilwell Varco	15,755		1,213,765
Dover	17,235		1,625,261	Occidental Petroleum	8,631		833,064
Eaton	29,475		2,202,077	Schlumberger	12,782		1,188,726
Emerson Electric	15,785		1,030,129	Southwestern Energy	43,000	[a]	1,777,620
Flowserve	21,950		1,782,560	Valero Energy	27,990		1,342,960
MSC Industrial Direct, Cl. A	10,861		937,630				11,216,976
Precision Castparts	5,332		1,375,016	Food & Staples Retailing—.5%
Rockwell Collins	11,763		970,918	Wal-Mart Stores	13,131		980,886
W.W. Grainger	2,043		521,006	Food, Beverage & Tobacco—1.7%
			14,545,068	Coca-Cola	20,390		778,898
Consumer Durables & Apparel—1.0%				PepsiCo	21,315		1,706,692
Coach	13,005		634,774	Philip Morris International	14,275		1,154,990
NIKE, Cl. B	18,273		1,430,776				3,640,580
			2,065,550	Health Care Equipment &
Consumer Services—2.0%				Services—2.8%
Las Vegas Sands	22,795		1,943,274	C.R. Bard	8,631		1,244,245
McDonald’s	9,684		921,433	Intuitive Surgical	1,344	[a]	597,852
Panera Bread, Cl. A	2,720	[a]	493,190	Meridian Bioscience	34,505		719,774
Starbucks	13,581		963,708	ResMed	30,870	[b]	1,358,897
			4,321,605	Stryker	14,542		1,166,850
Diversified Financials—2.8%				Varian Medical Systems	12,241	[a]	1,026,163
Capital One Financial	26,875		1,973,431				6,113,781

BNY Mellon Large Cap Market Opportunities Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Household & Personal				Semiconductors & Semiconductor
Products—1.3%				Equipment—1.9%
Colgate-Palmolive	17,191		1,080,111	Avago Technologies	32,250		1,989,825
Procter & Gamble	21,685		1,705,742	Micron Technology	91,010	[a]	2,201,532
			2,785,853				4,191,357
Materials—2.8%				Software &
Celanese, Ser. A	25,211		1,346,015	Services—7.4%
FMC	15,045		1,161,173	Adobe Systems	41,757	[a]	2,864,948
Monsanto	11,603		1,276,562	Automatic Data Processing	14,735		1,146,088
Praxair	7,441		970,083	Google, Cl. A	1,374	[a]	1,670,303
Sigma-Aldrich	12,110		1,143,305	MasterCard, Cl. A	28,755		2,234,839
			5,897,138	Microsoft	25,789		987,977
Media—.8%				Oracle	28,306		1,107,048
Comcast, Cl. A	34,665		1,791,834	Paychex	25,691		1,072,856
Pharmaceuticals, Biotech &				salesforce.com	28,315	[a]	1,766,007
Life Sciences—5.0%				Teradata	17,060	[a]	783,395
Bristol-Myers Squibb	37,440		2,013,149	Yahoo!	58,075	[a]	2,245,760
Celgene	7,833	[a]	1,259,155				15,879,221
Johnson & Johnson	11,600		1,068,592	Technology Hardware &
Merck & Co.	39,300		2,239,707	Equipment—1.5%
Shire, ADR	13,381		2,209,872	Amphenol, Cl. A	14,989		1,319,332
Teva Pharmaceutical				Cisco Systems	44,898		978,776
Industries, ADR	37,810		1,886,341	QUALCOMM	13,097		986,073
			10,676,816				3,284,181
Retailing—2.9%				Transportation—.8%
Family Dollar Stores	15,086		988,133	C.H. Robinson Worldwide	13,703	[b]	710,638
Lowe’s	36,145		1,808,334	Expeditors International
The TJX Companies	32,786		2,015,028	of Washington	25,240		997,232
Tractor Supply	8,499		599,689				1,707,870
Urban Outfitters	20,645	[a]	772,949	Total Common Stocks
			6,184,133	(cost $73,990,675)			106,784,218

The Funds 37

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Large Cap Market Opportunities Fund (continued)

				Investment of Cash Collateral
Other Investment—49.8%	Shares		Value ($)	for Securities Loaned—1.0%	Shares	Value ($)

Registered Investment Companies:				Registered Investment Company;
Domestic Common Stocks—49.8%				Dreyfus Institutional Cash
BNY Mellon Income Stock Fund, Cl. M	3,220,454	[c]	29,467,156	Advantage Fund
Dreyfus Institutional Preferred				(cost $2,107,143)	2,107,143 [d]	2,107,143
Plus Money Market Fund	536,126	[d]	536,126	Total Investments
Dreyfus Research Growth Fund, Cl. I	2,657,585	[c]	38,614,705	(cost $170,650,605)	100.5%	216,052,769
Dreyfus Strategic Value Fund, Cl. I	950,282	[c]	38,543,421
				Liabilities, Less Cash and Receivables	(.5%)	(1,058,790)
Total Other Investment
(cost $94,552,787)			107,161,408	Net Assets	100.0%	214,993,979

ADR—American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan.At February 28, 2014, the value of the fund’s securities on loan was $2,048,776 and the value of the collateral held by the fund was
$2,107,143	.
c Investment in affiliated mutual fund.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Mutual Funds: Domestic	49.6	Food, Beverage & Tobacco	1.7
Software & Services	7.4	Automobiles & Components	1.6
Capital Goods	6.8	Technology Hardware & Equipment	1.5
Energy	5.2	Household & Personal Products	1.3
Pharmaceuticals, Biotech & Life Sciences	5.0	Money Market Investments	1.2
Retailing	2.9	Consumer Durables & Apparel	1.0
Diversified Financials	2.8	Banks	.9
Health Care Equipment & Services	2.8	Media	.8
Materials	2.8	Transportation	.8
Consumer Services	2.0	Food & Staples Retailing	.5
Semiconductors & Semiconductor Equipment	1.9		100.5

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS

February 28, 2014 (Unaudited)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Common Stocks—63.6%	Shares	Value ($)		Shares		Value ($
Automobiles & Components—1.3%			Capital Goods (continued)
BorgWarner	7,400	454,730	PACCAR	5,737		377,724
Delphi Automotive	1,360	90,535	Parker Hannifin	2,192		264,246
Ford Motor	49,403	760,312	Pentair	4,476		361,706
General Motors	12,120	438,744	Precision Castparts	12,267		3,163,414
Harley-Davidson	49,554	3,273,537	Raytheon	7,020		687,328
Johnson Controls	75,719	3,740,519	Rockwell Collins	24,360		2,010,674
		8,758,377	Stanley Black & Decker	3,083		256,012
Banks—2.0%			United Technologies	14,436		1,689,301
Bank of America	162,264	2,682,224	W.W. Grainger	5,320		1,356,706
BB&T	11,947	451,597	Xylem	5,298		208,476
Fifth Third Bancorp	32,594	707,127				45,842,925
M&T Bank	1,690	197,037	Commercial & Professional
People’s United Financial	23,940	339,230	Services—.2%
PNC Financial Services Group	12,496	1,021,923	Iron Mountain	9,850		267,920
SunTrust Banks	4,130	155,618	Robert Half International	10,770		440,924
U.S. Bancorp	24,902	1,024,468	Tyco International	10,284		433,779
Wells Fargo & Co.	160,462	7,448,646	Waste Management	9,454		392,341
		14,027,870				1,534,964
Capital Goods—6.6%			Consumer Durables &
3M	8,824	1,188,858	Apparel—.9%
Allegion	2,996	162,833	Coach	26,931		1,314,502
Boeing	28,801	3,713,025	Leggett & Platt	14,650		469,532
Caterpillar	37,765	3,662,072	Lennar, Cl. A	9,220		404,574
Cummins	2,516	367,135	Mattel	7,468		278,631
Danaher	6,752	516,460	NIKE, Cl. B	43,844		3,432,985
Deere & Co.	3,361	288,811	PulteGroup	6,040		126,780
Donaldson	45,980	1,969,783	PVH	2,350		297,110
Dover	33,689	3,176,873	VF	5,240		307,012
Eaton	59,491	4,444,573				6,631,126
Emerson Electric	42,090	2,746,793	Consumer Services—1.6%
Flowserve	42,780	3,474,164	Carnival	4,708		186,719
Fluor	3,557	276,343	Chipotle Mexican Grill	620	[a]	350,430
General Dynamics	2,631	288,200	Las Vegas Sands	36,690		3,127,822
General Electric	182,760	4,654,897	McDonald’s	32,856		3,126,248
Honeywell International	16,576	1,565,437	Panera Bread, Cl. A	4,408	[a]	799,259
Illinois Tool Works	3,760	310,200	Starbucks	34,864		2,473,949
Ingersoll-Rand	8,990	549,649	Starwood Hotels & Resorts Worldwide	3,700	[b]	305,102
Lockheed Martin	2,590	420,357	Wyndham Worldwide	7,070		515,262
MSC Industrial Direct, Cl. A	17,587	1,518,286	Yum! Brands	7,787		576,861
Northrop Grumman	1,426	172,589				11,461,652

)

The Funds 39

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Diversified Financials—4.3%				Energy (continued)
American Express	13,169		1,202,066	Newfield Exploration	8,210	[a]	231,440
Ameriprise Financial	6,272		683,585	Noble Energy	5,786		397,845
Berkshire Hathaway, Cl. B	27,432	[a]	3,176,077	Occidental Petroleum	30,694		2,962,585
BlackRock	1,630		496,889	Peabody Energy	12,600		221,256
Capital One Financial	57,043		4,188,667	Phillips 66	10,153		760,054
Charles Schwab	18,001		477,207	Pioneer Natural Resources	2,200		442,596
Citigroup	45,070		2,191,754	Range Resources	2,180		187,589
CME Group	7,435		548,852	Rowan, Cl. A	13,140	[a]	438,350
Discover Financial Services	10,057		577,071	Schlumberger	43,477		4,043,361
Franklin Resources	5,300		282,225	Southwestern Energy	82,040	[a]	3,391,534
Goldman Sachs Group	6,324		1,052,630	Spectra Energy	7,787		290,299
H&R Block	6,930		219,265	Tesoro	2,130		108,651
IntercontinentalExchange Group	19,509		4,074,260	Transocean	2,610		110,664
Invesco	97,030		3,328,129	Valero Energy	55,488		2,662,314
JPMorgan Chase & Co.	66,584		3,783,303	Williams	12,569		519,100
Legg Mason	11,030		506,939				45,988,347
McGraw-Hill Financial	8,258		657,832	Food & Staples Retailing—1.1%
Moody’s	4,730		373,670	Costco Wholesale	9,673		1,129,806
Morgan Stanley	23,810		733,348	CVS Caremark	16,450		1,203,153
State Street	11,571		759,868	Kroger	8,816		369,743
T. Rowe Price Group	5,021		407,555	Sysco	10,810		389,376
			29,721,192	Wal-Mart Stores	52,609		3,929,892
Energy—6.6%				Walgreen	10,617		721,425
Anadarko Petroleum	4,991		420,043	Whole Foods Market	3,470		187,553
Apache	20,284		1,608,318				7,930,948
Baker Hughes	4,240		268,307	Food, Beverage & Tobacco—2.8%
Cabot Oil & Gas	5,120		179,200	Altria Group	27,109		982,972
Chevron	33,814		3,899,769	Archer-Daniels-Midland	11,330		459,998
ConocoPhillips	17,236		1,146,194	Beam	5,449		452,049
Devon Energy	6,280		404,558	Coca-Cola	98,750		3,772,250
EOG Resources	18,811		3,563,180	ConAgra Foods	6,870		195,108
EQT	3,870		395,862	Constellation Brands, Cl. A	5,020	[a]	406,771
Exxon Mobil	71,184		6,852,884	General Mills	6,450		322,693
FMC Technologies	3,120	[a]	156,749	Hershey	1,951		206,455
Halliburton	69,988		3,989,316	Kraft Foods Group	7,311		404,079
Hess	4,450		356,133	Lorillard	7,270		356,666
Kinder Morgan	4,322		137,656	McCormick & Co.	6,352		421,773
Marathon Oil	69,497		2,328,149	Mead Johnson Nutrition	3,487		284,365
Marathon Petroleum	4,888		410,592	Molson Coors Brewing, Cl. B	6,400		363,712
Nabors Industries	13,280		305,706	Mondelez International, Cl. A	38,855		1,322,236
National Oilwell Varco	36,320		2,798,093	Monster Beverage	2,300	[a]	170,200

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Food, Beverage & Tobacco (continued)				Insurance—1.1%
PepsiCo	60,841		4,871,539	ACE	6,449		631,164
Philip Morris International	51,034		4,129,161	Aflac	5,760		369,101
Reynolds American	7,740		393,424	Allstate	7,240		392,842
Tyson Foods, Cl. A	9,190		362,545	American International Group	20,410		1,015,806
			19,877,996	Aon	9,111		779,902
Health Care Equipment &				Chubb	4,211		368,378
Services—3.1%				Cincinnati Financial	9,910		464,581
Abbott Laboratories	20,293		807,256	Hartford Financial Services Group	13,640		479,992
Aetna	3,703		269,245	Lincoln National	8,676		434,928
AmerisourceBergen	5,266		357,298	Marsh & McLennan	8,816		424,579
Baxter International	4,975		345,762	MetLife	23,962		1,214,155
Becton Dickinson & Co.	3,380		389,444	Prudential Financial	7,286		616,250
Boston Scientific	31,709	[a]	415,388	Travelers	9,631		807,463
C.R. Bard	17,999		2,594,736				7,999,141
Cardinal Health	6,860		490,696	Materials—2.8%
Cerner	5,290	[a]	324,647	Air Products & Chemicals	5,403		655,492
Cigna	2,998		238,611	Bemis	3,400		133,552
Covidien	12,198		877,646	Celanese, Ser. A	40,568		2,165,926
Express Scripts Holding	17,978	[a]	1,353,923	Cliffs Natural Resources	4,990		99,950
Humana	3,131		352,112	Dow Chemical	19,276		938,934
Intuitive Surgical	2,850	[a]	1,267,765	E.I. du Pont de Nemours & Co.	12,941		862,129
Laboratory Corp. of				Ecolab	4,240		456,860
America Holdings	3,381	[a]	316,259	FMC	24,200		1,867,756
McKesson	2,889		511,497	Freeport-McMoRan Copper & Gold	10,648		347,338
Medtronic	12,936		766,587	International Paper	7,644		373,715
Meridian Bioscience	55,817		1,164,343	LyondellBasell Industries, Cl. A	7,190		633,295
ResMed	49,807		2,192,504	Monsanto	27,901		3,069,668
St. Jude Medical	7,796		524,827	Newmont Mining	8,260		192,128
Stryker	32,211		2,584,611	Nucor	11,110		558,166
Tenet Healthcare	6,770	[a]	298,692	Owens-Illinois	12,780	[a]	433,498
UnitedHealth Group	14,282		1,103,570	PPG Industries	3,428		678,127
Varian Medical Systems	23,909	[a]	2,004,291	Praxair	19,277		2,513,142
WellPoint	2,774		251,297	Sherwin-Williams	1,290		258,619
			21,803,007	Sigma-Aldrich	25,196		2,378,754
Household & Personal Products—1.5%				United States Steel	13,450		325,759
Clorox	4,340		378,795	Vulcan Materials	6,779		460,497
Colgate-Palmolive	42,908		2,695,910				19,403,305
Estee Lauder, Cl. A	3,450		237,498	Media—1.9%
Kimberly-Clark	4,350		480,022	Cablevision Systems
Procter & Gamble	81,896		6,441,939	(NY Group), Cl. A	12,840		225,984
			10,234,164	CBS, Cl. B	8,319		558,039

The Funds 41

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Media (continued)				Real Estate (continued)
Comcast, Cl. A	106,666		5,513,566	General Growth Properties	10,720	[b]	236,054
DIRECTV	7,322	[a]	568,187	HCP	11,120	[b]	431,122
Discovery Communications, Cl. A	4,980	[a]	414,934	Host Hotels & Resorts	15,323	[b]	301,403
News Corp., Cl. A	20,926	[a]	383,574	Kimco Realty	26,310	[b]	585,661
Omnicom Group	5,700		431,376	Macerich	9,010	[b]	541,771
Time Warner	12,042		808,379	Plum Creek Timber	10,080	[b]	436,363
Time Warner Cable	4,463		626,382	Prologis	1,560	[b]	64,256
Twenty-First Century Fox, Cl. A	24,836		832,999	Public Storage	640	[b]	108,160
Viacom, Cl. B	6,228		546,382	Simon Property Group	3,412	[b]	550,321
Walt Disney	33,008		2,667,376	Ventas	7,100	[b]	443,253
			13,577,178	Weyerhaeuser	5,510	[b]	162,600
Pharmaceuticals, Biotech &							5,374,775
Life Sciences—6.0%				Retailing—3.3%
AbbVie	22,743		1,157,846	Amazon.com	7,112	[a]	2,575,255
Actavis	4,090	[a]	903,154	AutoZone	50	[a]	26,922
Agilent Technologies	7,020		399,649	Bed Bath & Beyond	3,108	[a]	210,785
Alexion Pharmaceuticals	3,310	[a]	585,208	Best Buy	5,740		152,856
Allergan	4,019		510,413	Dollar General	3,500	[a]	209,650
Amgen	10,990		1,362,980	Dollar Tree	6,060	[a]	331,906
Biogen Idec	3,172	[a]	1,080,637	eBay	14,262	[a]	838,178
Bristol-Myers Squibb	88,472		4,757,139	Family Dollar Stores	29,783		1,950,787
Celgene	21,583	[a]	3,469,467	Genuine Parts	3,594		316,595
Eli Lilly & Co.	11,056		659,048	Home Depot	28,324		2,323,418
Gilead Sciences	30,428	[a]	2,519,134	L Brands	2,529		142,459
Johnson & Johnson	65,971		6,077,249	Lowe’s	82,312		4,118,069
Merck & Co.	106,111		6,047,266	Macy’s	7,099		410,748
Mylan	50	[a]	2,778	Netflix	1,010	[a]	450,086
Perrigo Company	3,470		570,607	O’Reilly Automotive	1,734	[a]	261,574
Pfizer	122,393		3,930,039	priceline.com	638	[a]	860,560
Regeneron Pharmaceuticals	1,180	[a]	392,350	Ross Stores	2,944		214,323
Shire, ADR	21,533		3,556,175	Staples	16,050		218,119
Teva Pharmaceutical Industries, ADR	60,850		3,035,807	Target	6,180		386,497
Thermo Fisher Scientific	5,530		688,706	The TJX Companies	70,032		4,304,167
Zoetis	19,080		591,862	Tractor Supply	13,736		969,212
			42,297,514	Urban Outfitters	39,120	[a]	1,464,653
Real Estate—.8%							22,736,819
American Tower	3,095	[b]	252,150	Semiconductors & Semiconductor
AvalonBay Communities	3,329	[b]	429,341	Equipment—1.8%
CBRE Group, Cl. A	13,970	[a]	390,462	Analog Devices	5,623		285,761
Equity Residential	7,557	[b]	441,858	Applied Materials	11,620		220,315

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Semiconductors & Semiconductor				Technology Hardware &
Equipment (continued)				Equipment (continued)
Avago Technologies	51,900		3,202,230	NetApp	4,170		168,510
Intel	96,642		2,392,856	QUALCOMM	50,846		3,828,195
Lam Research	6,610	[a]	341,935	SanDisk	3,190		237,017
Micron Technology	163,480	[a]	3,954,581	Seagate Technology	6,510		339,757
NVIDIA	27,820		511,332	Teradata	32,392	[a]	1,487,441
Teradyne	23,220		470,902	Western Digital	3,330		289,677
Texas Instruments	13,759		618,605				23,324,312
Xilinx	8,644		451,217	Telecommunication Services—.9%
			12,449,734	AT&T	80,080		2,556,954
Software & Services—7.3%				CenturyLink	1,590		49,703
Accenture, Cl. A	12,900		1,075,215	Crown Castle International	2,870		217,833
Adobe Systems	81,362	[a]	5,582,247	Frontier Communications	98,690		481,607
Autodesk	8,350	[a]	438,041	TE Connectivity	4,360		255,409
Automatic Data Processing	33,747		2,624,842	Verizon Communications	49,990		2,378,524
Cognizant Technology Solutions, Cl. A	4,101	[a]	426,750				5,940,030
Fiserv	5,392	[a]	313,006	Transportation—1.2%
Google, Cl. A	7,128	[a]	8,665,153	C.H. Robinson Worldwide	27,905		1,447,153
International Business Machines	15,517		2,873,283	CSX	15,828		438,594
Intuit	3,007		234,997	Delta Air Lines	4,670		155,091
MasterCard, Cl. A	66,110		5,138,069	Expeditors International of Washington	49,376		1,950,846
Microsoft	164,303		6,294,448	FedEx	3,028		403,723
Oracle	108,675		4,250,279	Norfolk Southern	4,842		445,028
Paychex	50,304		2,100,695	Ryder System	3,980		299,774
salesforce.com	60,518	[a]	3,774,508	Southwest Airlines	24,160		542,150
Symantec	4,360		93,653	Union Pacific	9,613		1,733,993
Visa, Cl. A	7,400		1,671,956	United Parcel Service, Cl. B	9,473		907,229
Western Union	12,012		200,961				8,323,581
Xerox	30,800		338,492	Utilities—1.2%
Yahoo!	119,182	[a]	4,608,768	AGL Resources	8,560		402,662
			50,705,363	American Electric Power	7,640		383,528
Technology Hardware &				CenterPoint Energy	18,110		428,302
Equipment—3.3%				CMS Energy	10,606		301,529
Amphenol, Cl. A	30,247		2,662,341	Consolidated Edison	60		3,363
Apple	16,154		8,500,881	Dominion Resources	5,693		395,094
Cisco Systems	173,972		3,792,590	DTE Energy	2,070		148,543
Corning	20,990		404,477	Duke Energy	7,831		555,061
EMC	23,247		613,023	Exelon	26,420		803,432
Hewlett-Packard	23,338		697,339	Integrys Energy Group	8,640		494,813
Motorola Solutions	4,578		303,064	NextEra Energy	6,780		619,624

The Funds 43

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares	Value ($)	Other Investment—36.2%	Shares		Value ($)
Utilities (continued)			Registered Investment Company;
NiSource	11,300	393,466	BNY Mellon Income
Northeast Utilities	14,660	651,637	Stock Fund, Cl. M	9,023,110	[c]	82,561,460
NRG Energy	15,630	454,364	Dreyfus Institutional Preferred
PG&E	910	40,095	Plus Money Market Fund	4,514,057	[d]	4,514,057
Pinnacle West Capital	4,845	269,624	Dreyfus Research
			Growth Fund, Cl. I	5,828,562	[c]	84,689,007
PPL	1,490	48,112
			Dreyfus Strategic Value Fund, Cl. I	2,011,544	[c]	81,588,224
Public Service Enterprise Group	150	5,499
			Total Other Investment
SCANA	5,500	272,250	(cost $225,775,680)			253,352,748
Sempra Energy	6,870	649,009
Southern	7,943	336,386	Total Investments
Xcel Energy	22,310	675,770	(cost $567,255,614)	99.8%		697,629,231
		8,332,163	Cash and Receivables (Net)	.2%		1,598,503
Total Common Stocks			Net Assets	100.0%		699,227,734
(cost $341,479,934)		444,276,483

ADR—American Depository Receipts

a	Non-income producing security.
b	Investment in real estate investment trust.
c	Investment in affiliated mutual fund.
[d]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Mutual Funds: Domestic	35.6	Consumer Services	1.6
Software & Services	7.3	Household & Personal Products	1.5
Capital Goods	6.6	Automobiles & Components	1.3
Energy	6.6	Transportation	1.2
Pharmaceuticals, Biotech & Life Sciences	6.0	Utilities	1.2
Diversified Financials	4.3	Food & Staples Retailing	1.1
Retailing	3.3	Insurance	1.1
Technology Hardware & Equipment	3.3	Consumer Durables & Apparel	.9
Health Care Equipment & Services	3.1	Telecommunication Services	.9
Food, Beverage & Tobacco	2.8	Real Estate	.8
Materials	2.8	Money Market Investment	.6
Banks	2.0	Commercial & Professional Services	.2
Media	1.9
Semiconductors & Semiconductor Equipment	1.8		99.8

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS

February 28, 2014 (Unaudited)

BNY Mellon Income Stock Fund
Common Stocks—97.7%	Shares	Value ($)		Shares		Value ($)
Automobiles & Components—2.2%			Food, Beverage & Tobacco (continued)
General Motors	423,599	15,334,284	PepsiCo	342,070		27,389,545
Johnson Controls	201,870	9,972,378	Philip Morris International	560,270		45,331,446
		25,306,662				126,965,196
Banks—10.2%			Health Care Equipment &
Fifth Third Bancorp	605,540	13,137,190	Services—3.6%
People’s United Financial	901,100	12,768,587	Baxter International	126,340		8,780,630
PNC Financial Services Group	349,930	28,617,275	Cardinal Health	456,910		32,682,772
U.S. Bancorp	987,510	40,626,161				41,463,402
Wells Fargo & Co.	495,410	22,996,932	Insurance—1.5%
		118,146,145	MetLife	337,910		17,121,900
Capital Goods—8.2%			Materials—5.6%
Eaton	281,550	21,034,600	Dow Chemical	605,220		29,480,266
General Electric	443,652	11,299,816	Martin Marietta Materials	204,560	[a]	24,952,229
Honeywell International	246,730	23,301,181	PPG Industries	53,980		10,678,324
Lockheed Martin	152,030	24,674,469				65,110,819
PACCAR	233,490	15,372,982	Media—5.1%
		95,683,048	Omnicom Group	156,150		11,817,432
Consumer Durables & Apparel—1.1%			Regal Entertainment Group, Cl. A	1,277,480	[a]	23,505,632
Newell Rubbermaid	404,360	12,984,000	Time Warner	172,860		11,604,092
Consumer Services—1.5%			Viacom, Cl. B	132,480		11,622,470
Carnival	429,610	17,038,333				58,549,626
Diversified Financials—6.0%			Pharmaceuticals, Biotech &
Invesco	583,369	20,009,557	Life Sciences—8.6%
JPMorgan Chase & Co.	879,329	49,963,474	AbbVie	541,910		27,588,638
		69,973,031	Johnson & Johnson	120,340		11,085,721
Energy—10.9%			Merck & Co.	662,510		37,756,445
BP, ADR	230,730	11,677,245	Pfizer	730,208		23,446,979
Exxon Mobil	481,670	46,370,371				99,877,783
Occidental Petroleum	535,590	51,695,147	Retailing—1.0%
Phillips 66	229,450	17,176,627	Kohl’s	213,950		12,021,850
		126,919,390	Semiconductors & Semiconductor
			Equipment—4.4%
Food, Beverage & Tobacco—10.9%
			Microchip Technology	489,630	[a]	22,302,647
Coca-Cola Enterprises	497,280	23,411,942
			Texas Instruments	648,260		29,145,770
Kraft Foods Group	209,333	11,569,835
						51,448,417
Lorillard	392,630	19,262,428

The Funds 45

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Income Stock Fund (continued)

Common Stocks (continued)	Shares		Value ($)	Other Investment—2.0%	Shares		Value ($)
Software & Services—1.2%				Registered Investment Company;
Microsoft	362,140		13,873,583	Dreyfus Institutional Preferred
Technology Hardware &				Plus Money Market Fund
Equipment—2.4%				(cost $23,121,382)	23,121,382	[b]	23,121,382

Cisco Systems	1,280,880		27,923,184	Investment of Cash Collateral
Telecommunication Services—2.8%				for Securities Loaned—10.8%
Windstream Holdings	4,001,372	[a]	32,091,003
				Registered Investment Company;
Utilities—10.5%
				Dreyfus Institutional Cash
FirstEnergy	514,460		15,835,079	Advantage Fund
National Grid, ADR	366,770		25,600,546	(cost $124,896,508)	124,896,508	[b]	124,896,508
NextEra Energy	349,970		31,983,758
				Total Investments
NRG Energy	434,870		12,641,671
				(cost $1,071,890,851)	110.5% 1,281,999,644
NRG Yield, Cl. A	927,798	[a]	35,423,328
				Liabilities, Less Cash
			121,484,382
				and Receivables	(10.5%)		(121,344,171)
Total Common Stocks
(cost $923,872,961)	1,133,981,754			Net Assets	100.0% 1,160,655,473

ADR—American Depository Receipts

a Security, or portion thereof, on loan.At February 28, 2014, the value of the fund’s securities on loan was $122,184,827 and the value of the collateral held by the fund was
$125,518,459, consisting of cash collateral of $124,896,508 and U.S. Government & Agency securities valued at $621,951.
b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Money Market Investment	12.8	Health Care Equipment & Services	3.6
Energy	10.9	Telecommunication Services	2.8
Food, Beverage & Tobacco	10.9	Technology Hardware & Equipment	2.4
Utilities	10.5	Automobiles & Components	2.2
Banks	10.2	Consumer Services	1.5
Pharmaceuticals, Biotech & Life Sciences	8.6	Insurance	1.5
Capital Goods	8.2	Software & Services	1.2
Diversified Financials	6.0	Consumer Durables & Apparel	1.1
Materials	5.6	Retailing	1.0
Media	5.1
Semiconductors & Semiconductor Equipment	4.4		110.5

† Based on net assets.
See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN

February 28, 2014 (Unaudited)

	Number of
	Contracts	Value ($)
Call Options:
Kraft Foods Group,
March 2014 @ $55	2,090	(188,100)
PPG Industries,
March 2014 @ $195	530	(259,700)
Total Options Written
(premiums received $155,647)		(447,800)

The Funds 47

STATEMENT OF INVESTMENTS

February 28, 2014 (Unaudited)

BNY Mellon Mid Cap Multi-Strategy Fund
Common Stocks—98.4%	Shares		Value ($)		Shares		Value ($)
Automobiles & Components—2.2%				Capital Goods (continued)
BorgWarner	144,020		8,850,029	AMETEK	227,845		12,130,468
Delphi Automotive	51,430		3,423,695	B/E Aerospace	17,250	[b]	1,453,312
Gentex	13,500		423,495	Beacon Roofing Supply	71,748	[b]	2,711,357
Goodyear Tire & Rubber	23,150		622,041	Carlisle	19,830		1,572,916
Harley-Davidson	22,210		1,467,193	Chart Industries	37,022	[b]	3,093,558
Lear	152,640		12,394,368	Chicago Bridge & Iron & Co.	14,398		1,212,168
Tesla Motors	8,990	[a,b]	2,200,842	Cubic	21,736		1,130,272
Thor Industries	7,630		427,356	Curtiss-Wright	29,637		2,020,058
TRW Automotive Holdings	138,913	[b]	11,435,318	Donaldson	162,980		6,982,063
Visteon	7,780	[b]	649,085	Dover	68,694		6,477,844
			41,893,422	Fastenal	95,559	[a]	4,509,429
Banks—4.6%				Flowserve	75,361		6,120,067
BB&T	139,890		5,287,842	Fluor	52,181		4,053,942
BOK Financial	11,500		744,395	Fortune Brands Home & Security	14,200		663,708
CIT Group	19,940		970,679	Graco	38,120		2,974,504
Comerica	263,326		12,687,047	Hexcel	93,770	[b]	4,219,650
Cullen/Frost Bankers	14,850		1,108,404	Hubbell, Cl. B	10,542		1,260,191
East West Bancorp	271,333		9,683,875	Huntington Ingalls Industries	44,920		4,551,744
Fifth Third Bancorp	548,152		11,892,158	IDEX	123,761		9,290,738
First Citizens Bancshares, Cl. A	2,500		560,975	Ingersoll-Rand	102,130		6,244,228
First Horizon National	48,180		576,715	ITT	130,470		5,727,633
First Niagara Financial Group	63,160		572,861	Jacobs Engineering Group	68,450	[b]	4,151,493
First Republic Bank	74,650		3,879,561	KBR	26,080		720,330
Fulton Financial	74,230		913,771	L-3 Communications Holdings	9,060		1,045,524
Hudson City Bancorp	80,230		762,185	Lincoln Electric Holdings	11,160		836,665
Huntington Bancshares	316,158		3,012,986	Masco	169,639		3,961,071
KeyCorp	44,020		579,743	McDermott International	42,685	[b]	355,566
M&T Bank	11,260	[a]	1,312,803	Middleby	15,527	[b]	4,604,687
New York Community Bancorp	61,590		984,208	MSC Industrial Direct, Cl. A	59,930		5,173,757
People’s United Financial	56,980		807,407	Navistar International	9,390	[a,b]	352,125
Popular	18,490	[b]	528,629	Nordson	9,685		708,555
Prosperity Bancshares	72,660		4,600,105	Owens Corning	121,110		5,541,994
Regions Financial	126,240		1,343,194	PACCAR	95,220		6,269,285
Signature Bank	65,504	[b]	8,576,439	Pall	54,444		4,682,184
SunTrust Banks	349,777		13,179,597	Parker Hannifin	176,356		21,259,716
TCF Financial	33,090		533,411	Pentair	11,890		960,831
Zions Bancorporation	31,720		989,664	Quanta Services	29,180	[b]	1,027,428
			86,088,654	Regal-Beloit	105,620		7,783,138
Capital Goods—11.0%				Rockwell Automation	8,570		1,052,739
AECOM Technology	17,410	[b]	556,075	Rockwell Collins	16,770		1,384,196
Allegion	13,756		747,639	Roper Industries	42,015		5,698,074

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Capital Goods (continued)				Consumer Durables &
Sensata Technologies Holding	141,380	[b]	5,745,683	Apparel (continued)
Snap-on	3,705		415,590	Coach	14,590		712,138
SPX	5,555		598,162	D.R. Horton	12,075		296,562
Stanley Black & Decker	29,771		2,472,184	Deckers Outdoor	3,220	[b]	239,407
Terex	17,940		798,868	DSW, Cl. A	108,576		4,178,004
Textron	26,790		1,063,563	Fossil Group	8,220	[b]	944,560
Timken	38,981		2,352,893	Garmin	13,590	[a]	729,239
TransDigm Group	8,180		1,457,185	Hanesbrands	12,810		938,717
Trinity Industries	105,030		7,542,204	Harman International Industries	3,115		326,234
Triumph Group	11,410		743,932	Hasbro	11,850		653,646
United Rentals	15,670	[b]	1,384,288	Jarden	86,645	[b]	5,326,068
URS	38,020		1,767,930	Leggett & Platt	22,780		730,099
W.W. Grainger	4,718		1,203,184	Lennar, Cl. A	9,160		401,941
WABCO Holdings	13,350	[b]	1,367,708	Mattel	27,510		1,026,398
Wabtec	97,150		7,710,796	Michael Kors Holdings	74,480	[b]	7,301,274
WESCO International	30,695	[b]	2,646,216	Mohawk Industries	1,835	[b]	259,708
Xylem	21,890		861,372	Newell Rubbermaid	328,220		10,539,144
			207,404,680	NVR	650	[b]	774,800
Commercial & Professional				Polaris Industries	59,859	[a]	8,022,902
Services—2.9%				PulteGroup	29,770		624,872
ADT	1,100	[a]	33,781	PVH	73,820		9,333,063
Apollo Education Group	61,348	[b]	2,044,729	Ralph Lauren	37,905		6,105,737
Avery Dennison	13,850		690,007	Toll Brothers	80,810	[b]	3,152,398
Cintas	16,745		1,015,752	Tupperware Brands	8,780		690,108
Copart	255,054	[b]	9,291,617	Under Armour, Cl. A	72,793	[b]	8,236,528
DeVry Education Group	14,200		596,542	VF	28,880		1,692,079
FTI Consulting	21,259	[b]	620,550	Whirlpool	8,340		1,206,214
IHS, Cl. A	93,873	[b]	11,253,495				77,858,690
Iron Mountain	26,655		725,016	Consumer Services—1.4%
Manpowergroup	54,348		4,247,840	Brinker International	12,330		678,150
Pitney Bowes	20,740		527,833	Chipotle Mexican Grill	13,097	[b]	7,402,555
R.R. Donnelley & Sons	37,630		719,862	Darden Restaurants	10,680		545,321
Republic Services	29,945		1,021,424	Hyatt Hotels, Cl. A	9,770	[b]	509,603
Robert Half International	119,279		4,883,282	International Game Technology	41,950		633,026
Stericycle	48,454	[b]	5,523,756	Marriott International, Cl. A	11,320		613,884
Towers Watson & Co., Cl. A	74,450		8,122,495	MGM Resorts International	53,440	[b]	1,472,272
Verisk Analytics, Cl. A	20,180	[b]	1,285,769	Panera Bread, Cl. A	24,324	[b]	4,410,428
Waste Connections	27,740		1,200,310	Royal Caribbean Cruises	10,310		545,708
			53,804,060	Service Corporation International	28,130		525,750
Consumer Durables & Apparel—4.1%				Starwood Hotels & Resorts Worldwide	77,820	[c]	6,417,037
Brunswick	76,286		3,416,850	Wyndham Worldwide	13,420		978,050

The Funds 49

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Consumer Services (continued)				Energy (continued)
Wynn Resorts	9,360		2,269,706	CONSOL Energy	22,560		904,656
			27,001,490	Denbury Resources	53,490		875,096
Diversified Financials—8.2%				Dresser-Rand Group	7,850	[b]	426,491
Affiliated Managers Group	56,574	[b]	10,638,741	Energen	47,836		3,847,928
American Capital	30,120	[b]	468,667	Ensco, Cl. A	33,402		1,758,949
Ameriprise Financial	22,290		2,429,387	EQT	46,697		4,776,636
Blackstone Group	78,930		2,632,315	FMC Technologies	13,305	[b]	668,443
Charles Schwab	86,795		2,300,935	Golar LNG	11,750	[a]	430,050
CME Group	71,440		5,273,701	Helmerich & Payne	64,150		6,334,813
Discover Financial Services	169,283		9,713,459	HollyFrontier	64,230		2,926,961
Dun & Bradstreet	9,890		981,187	Kosmos Energy	117,458	[b]	1,289,689
E*TRADE Financial	591,620	[b]	13,293,701	Laredo Petroleum	11,650	[b]	303,949
Equifax	124,767		8,741,176	Marathon Oil	53,476		1,791,446
H&R Block	30,380		961,223	Marathon Petroleum	31,330		2,631,720
ING US	238,440		8,552,843	Murphy Oil	20,310		1,205,805
IntercontinentalExchange Group	36,831		7,691,786	Nabors Industries	64,540		1,485,711
Invesco	362,290		12,426,547	Newfield Exploration	26,800	[b]	755,492
Legg Mason	19,970		917,821	Noble Energy	73,234		5,035,570
Leucadia National	37,484		1,047,303	Oasis Petroleum	65,132	[b]	2,837,801
McGraw-Hill Financial	59,582		4,746,302	Oceaneering International	50,674		3,627,245
Moody’s	34,622		2,735,138	ONEOK	16,190		957,477
NASDAQ OMX Group	23,680		909,075	Patterson-UTI Energy	17,430		507,387
Northern Trust	19,900		1,230,815	Peabody Energy	26,850		471,486
Principal Financial Group	111,970		5,077,840	Pioneer Natural Resources	13,960		2,808,473
Raymond James Financial	186,745		9,856,401	QEP Resources	35,209		1,018,596
SEI Investments	80,983		2,718,599	Range Resources	131,182		11,288,211
SLM	154,355		3,695,259	Rosetta Resources	32,987	[b]	1,463,633
State Street	32,682		2,146,227	RPC	15,280	[a]	281,305
T. Rowe Price Group	74,460		6,043,918	SandRidge Energy	58,150	[a,b]	375,068
TD Ameritrade Holding	653,807		21,856,768	Seadrill	19,235	[a]	710,926
Waddell & Reed Financial, Cl. A	70,610		4,921,517	Southwestern Energy	34,280	[b]	1,417,135
			154,008,651	Superior Energy Services	21,720		642,695
Energy—5.8%				Tesoro	118,772		6,058,560
Antero Resources	174,305		10,517,564	Ultra Petroleum	18,690	[b]	470,240
Cabot Oil & Gas	39,160		1,370,600	Unit	9,140	[b]	561,196
Cameron International	51,986	[b]	3,330,223	Weatherford International	342,240	[b]	5,705,141
Cheniere Energy	25,110	[b]	1,241,187	Whiting Petroleum	14,550	[b]	999,731
Chesapeake Energy	34,790		901,409	World Fuel Services	9,455		425,664
Cimarex Energy	7,960		921,052	WPX Energy	22,110	[b]	389,578
Cobalt International Energy	29,260	[b]	564,133				110,119,613
Concho Resources	89,214	[b]	10,806,492

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Exchange-Traded Funds—1.3%				Health Care Equipment &
iShares Russell Mid-Cap Growth ETF	152,140		13,330,507	Services (continued)
PowerShares QQQ Trust	15,370		1,388,526	C.R. Bard	30,991		4,467,662
Standard & Poor’s Depository Receipts				Cardinal Health	61,627		4,408,179
S&P MidCap 400 ETF Trust	41,070		10,283,517	CareFusion	123,111	[b]	4,989,689
			25,002,550	Catamaran	216,338	[b]	9,752,517
Food & Staples Retailing—.6%				Cerner	127,567	[b]	7,828,787
Kroger	56,060		2,351,156	Cigna	155,220		12,353,960
Safeway	30,090		1,126,871	Community Health Systems	13,803	[b]	572,963
Whole Foods Market	143,560		7,759,418	Cooper	52,300		6,705,383
			11,237,445	DaVita HealthCare Partners	40,889	[b]	2,810,301
Food, Beverage & Tobacco—2.5%				DENTSPLY International	11,620		527,316
Beam	13,330		1,105,857	Edwards Lifesciences	9,665	[b]	674,230
Brown-Forman, Cl. B	16,310		1,366,778	HCA Holdings	19,930	[b]	1,020,416
Bunge	14,820		1,179,820	Health Net	13,485	[b]	459,164
Campbell Soup	3,715		160,897	Henry Schein	13,220	[b]	1,573,709
Coca-Cola Enterprises	73,582		3,464,241	Hill-Rom Holdings	10,970		414,995
ConAgra Foods	51,610		1,465,724	Hologic	500	[b]	10,890
Constellation Brands, Cl. A	95,784	[b]	7,761,378	Humana	14,690		1,652,037
Dr. Pepper Snapple Group	37,391		1,948,445	IDEXX Laboratories	13,960	[b]	1,757,564
Green Mountain Coffee Roasters	11,200	[a]	1,229,536	Laboratory Corp. of
Hain Celestial Group	45,572	[b]	4,069,580	America Holdings	7,495	[b]	701,082
Hershey	12,140		1,284,655	McKesson	28,397		5,027,689
Hillshire Brands	18,790		705,565	MEDNAX	235,670	[b]	14,333,449
Hormel Foods	1,880		89,206	Omnicare	93,971		5,534,892
Ingredion	10,390		684,078	Quest Diagnostics	20,900		1,107,700
J.M. Smucker	35,542		3,554,555	ResMed	19,620	[a]	863,672
Lorillard	75,288		3,693,629	Sirona Dental Systems	54,847	[b]	3,864,520
McCormick & Co.	13,680		908,352	St. Jude Medical	28,330		1,907,176
Mead Johnson Nutrition	14,500		1,182,475	Tenet Healthcare	13,327	[b]	587,987
Molson Coors Brewing, Cl. B	7,145		406,050	Universal Health Services, Cl. B	50,510		4,054,943
Monster Beverage	31,390	[b]	2,322,860	Varian Medical Systems	140,004	[b]	11,736,535
Tyson Foods, Cl. A	126,531		4,991,648	Zimmer Holdings	19,550		1,834,572
WhiteWave Foods, Cl. A	144,850	[b]	4,099,255				132,907,164
			47,674,584	Household & Personal Products—.9%
Health Care Equipment &				Avon Products	573,860		8,877,614
Services—7.0%				Church & Dwight	86,803		5,900,868
Alere	14,850	[b]	545,589	Clorox	9,230		805,594
Align Technology	79,797	[b]	4,175,777	Energizer Holdings	7,260		706,688
Allscripts Healthcare Solutions	20,770	[b]	385,699	Herbalife	7,270	[a]	484,182
AmerisourceBergen	154,261		10,466,609	Nu Skin Enterprises, Cl. A	5,340		445,997
Boston Scientific	290,039	[b]	3,799,511				17,220,943

The Funds 51

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Insurance—3.3%				Materials (continued)
Alleghany	9,209	[b]	3,550,069	Cliffs Natural Resources	26,950	[a]	539,809
Allstate	57,969		3,145,398	Crown Holdings	116,735	[b]	5,255,410
Aon	28,850		2,469,560	Cytec Industries	10,400		984,568
Arch Capital Group	20,643	[b]	1,158,485	Eastman Chemical	15,290		1,336,805
Arthur J. Gallagher & Co.	5,750		265,650	FMC	10,010		772,572
Assurant	14,390		944,416	Graphic Packaging Holding	553,871	[b]	5,671,639
Assured Guaranty	22,780		559,249	H.B. Fuller	61,753		2,993,785
Axis Capital Holdings	50,462		2,218,814	Huntsman	20,310		494,752
Brown & Brown	108,338		3,260,974	International Flavors & Fragrances	12,210		1,145,176
Cincinnati Financial	5,090		238,619	International Paper	111,909		5,471,231
Everest Re Group	8,640		1,289,434	Martin Marietta Materials	7,580		924,608
Fidelity National Financial, Cl. A	118,460		3,916,288	MeadWestvaco	18,200		681,226
Genworth Financial, Cl. A	56,510	[b]	878,165	Minerals Technologies	26,148		1,398,918
Hartford Financial Services Group	261,580		9,205,000	New Gold	350,470	[b]	2,141,372
Lincoln National	33,780		1,693,391	Newmont Mining	72,984		1,697,608
Loews	61,044		2,654,193	Nucor	37,730		1,895,555
Markel	1,080	[b]	624,240	Owens-Illinois	136,871	[b]	4,642,664
Marsh & McLennan	105,767		5,093,739	Packaging Corporation
Old Republic International	41,500		645,740	of America	11,370		828,759
PartnerRe	7,730		764,342	Reliance Steel & Aluminum	10,830		750,302
Progressive	80,080		1,961,159	Rock-Tenn, Cl. A	17,147		1,913,948
Protective Life	22,080		1,151,251	Royal Gold	16,340		1,122,721
Reinsurance Group of America	56,497		4,349,704	Sealed Air	29,410		1,001,116
StanCorp Financial Group	11,030		729,965	Sherwin-Williams	39,660		7,951,037
Symetra Financial	62,106		1,223,488	Sigma-Aldrich	44,532		4,204,266
Torchmark	62,735		4,862,590	Sonoco Products	25,750		1,080,985
Unum Group	45,080		1,567,882	Steel Dynamics	43,240		754,106
Validus Holdings	17,600		647,856	Tahoe Resources	20,620	[b]	482,920
W.R. Berkley	12,930		533,233	Valspar	143,220		10,705,695
XL Group	39,030		1,186,512	Vulcan Materials	15,290		1,038,650
			62,789,406	W.R. Grace & Co.	8,520	[b]	863,417
Materials—4.7%				Yamana Gold	621,621		6,241,075
Airgas	55,710		6,005,538				88,323,364
Albemarle	9,110		601,169	Media—1.8%
Alcoa	51,445		603,964	AMC Networks, Cl. A	10,100	[b]	767,802
Allegheny Technologies	15,220		483,692	CBS, Cl. B	70,391		4,721,828
Ashland	9,860		930,488	Charter Communications, Cl. A	2,165	[b]	274,457
Bemis	19,490		765,567	Cinemark Holdings	23,625		695,047
Celanese, Ser. A	17,280		922,579	Discovery Communications, Cl. A	22,600	[b]	1,883,032
CF Industries Holdings	4,080		1,023,672	DISH Network, Cl. A	18,320	[b]	1,077,949

BNY Mellon Mid Cap Multi-Strategy Fund (continued)

Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Media (continued)				Pharmaceuticals, Biotech &
DreamWorks Animation SKG, Cl. A	11,540	[b]	345,161	Life Sciences (continued)
Gannett	30,760		915,110	Techne	7,290		647,644
IMAX	172,780	[b]	4,621,865	Vertex Pharmaceuticals	23,130	[b]	1,870,292
Interpublic Group of Cos	317,680		5,629,290	Waters	14,140	[b]	1,575,196
John Wiley & Sons, Cl. A	18,390		1,067,172	Zoetis	35,200		1,091,904
Liberty Media, Cl. A	10,210	[b]	1,400,404				111,856,406
Nielsen Holdings	28,240		1,336,882	Real Estate—4.0%
Omnicom Group	112,969		8,549,494	American Assets Trust	35,699	[c]	1,180,566
Scripps Networks Interactive, Cl. A	5,610		455,756	American Capital Agency	34,960	[c]	779,258
Starz, Cl. A	13,870	[b]	443,563	Annaly Capital Management	49,240	[c]	550,503
			34,184,812	Apartment Investment &
Pharmaceuticals, Biotech &				Management, Cl. A	26,530	[c]	792,982
Life Sciences—5.9%				AvalonBay Communities	7,330	[c]	945,350
Actavis	15,742	[b]	3,476,148	Boston Properties	47,115	[c]	5,297,139
Agilent Technologies	255,740		14,559,278	BRE Properties	42,333	[c]	2,614,909
Alexion Pharmaceuticals	48,560	[b]	8,585,408	Camden Property Trust	19,110	[c]	1,274,637
Alkermes	6,375	[b]	310,271	CBRE Group, Cl. A	216,420	[b]	6,048,939
Allergan	73,280		9,306,560	CommonWealth	40,985	[c]	1,112,743
ARIAD Pharmaceuticals	10,210	[a,b]	88,725	Corrections Corporation of America	12,179	[c]	406,170
BioMarin Pharmaceutical	14,270	[b]	1,155,870	Digital Realty Trust	11,390	[a,c]	616,882
Charles River				Equity Lifestyle Properties	25,960	[c]	1,044,890
Laboratories International	8,470	[b]	503,203	Equity Residential	78,225	[c]	4,573,816
Covance	83,070	[b]	8,602,729	Essex Property Trust	8,200	[c]	1,371,450
Cubist Pharmaceuticals	104,810	[b]	8,334,491	Extra Space Storage	22,840	[c]	1,121,444
Endo Health Solutions	20,865	[a,b]	1,665,444	Federal Realty Investment Trust	2,485	[c]	276,605
Forest Laboratories	27,220	[b]	2,655,855	Forest City Enterprises, Cl. A	28,360	[b]	552,453
Hospira	17,310	[b]	749,177	Gaming and Leisure Properties	23,245		885,170
ICON	42,076	[b]	1,970,840	General Growth Properties	24,840	[c]	546,977
Illumina	13,980	[b]	2,397,430	Hatteras Financial	38,970	[c]	768,488
Incyte	14,730	[b]	946,550	HCP	27,420	[c]	1,063,073
Jazz Pharmaceuticals	26,430	[b]	4,015,906	Health Care	16,570	[c]	973,322
Medivation	40,120	[b]	2,885,029	Healthcare Trust of America, Cl. A	53,510		600,917
Mettler-Toledo International	2,610	[b]	641,434	Home Properties	9,510	[c]	560,519
Mylan	45,520	[b]	2,529,546	Hospitality Properties Trust	29,490	[c]	781,485
Myriad Genetics	24,140	[a,b]	874,109	Host Hotels & Resorts	105,409	[c]	2,073,395
PAREXEL International	163,260	[b]	8,745,838	Kimco Realty	182,383	[c]	4,059,846
Perrigo	69,825		11,482,023	Macerich	72,634	[c]	4,367,482
Pharmacyclics	4,400	[b]	610,104	MFA Financial	132,670	[c]	1,042,786
Qiagen	14,085	[a,b]	313,391	Plum Creek Timber	22,180	[c]	960,172
Salix Pharmaceuticals	85,860	[b]	9,266,011	Prologis	43,040	[c]	1,772,818

The Funds 53

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Real Estate (continued)				Retailing (continued)
Rayonier	24,799	[c]	1,167,785	LKQ	358,265	[b]	9,992,011
Realogy Holdings	111,615	[b]	5,297,248	Macy’s	131,335		7,599,043
Realty Income	14,755	[a,c]	655,417	Murphy USA	9,507	[b]	385,604
Regency Centers	50,939	[c]	2,586,173	Netflix	5,570	[b]	2,482,159
SL Green Realty	48,971	[c]	4,864,289	Nordstrom	9,970		612,956
Spirit Realty Capital	64,200		701,064	O’Reilly Automotive	60,004	[b]	9,051,603
Starwood Property Trust	10,850	[c]	260,617	PetSmart	13,160		882,510
Two Harbors Investment	106,240		1,102,771	Ross Stores	13,910		1,012,648
UDR	28,390	[c]	732,746	Sally Beauty Holdings	18,675	[b]	535,973
Ventas	48,584	[c]	3,033,099	Signet Jewelers	10,690		1,021,429
Vornado Realty Trust	14,720	[c]	1,417,389	Staples	547,430	[a]	7,439,574
Weingarten Realty Investors	36,400	[c]	1,110,200	Tiffany & Co.	56,830		5,299,398
Weyerhaeuser	48,470	[c]	1,430,350	Tractor Supply	115,613		8,157,653
WP Carey	9,295		590,418	TripAdvisor	9,380	[b]	940,251
			75,966,752	Ulta Salon, Cosmetics & Fragrance	8,730	[b]	782,994
Retailing—5.1%				Williams-Sonoma	131,090		7,634,682
Advance Auto Parts	13,190		1,679,878				96,587,059
AutoZone	3,700	[b]	1,992,228	Semiconductors & Semiconductor
Bed Bath & Beyond	11,510	[b]	780,608	Equipment—3.1%
Best Buy	18,690		497,715	Altera	16,240		589,674
Big Lots	13,740	[b]	406,017	Analog Devices	92,515		4,701,612
CarMax	24,630	[b]	1,192,831	Applied Materials	319,440		6,056,582
Dick’s Sporting Goods	105,307		5,651,827	Atmel	57,050	[b]	459,823
Dollar General	29,430	[b]	1,762,857	Avago Technologies	72,883		4,496,881
Dollar Tree	14,350	[b]	785,950	Cree	12,790	[b]	785,690
Expedia	49,870		3,916,291	KLA-Tencor	14,680		956,402
Family Dollar Stores	380		24,890	Lam Research	21,200	[b]	1,096,676
Foot Locker	98,668		4,115,442	Linear Technology	28,610		1,340,092
GameStop, Cl. A	17,020	[a]	635,016	LSI	532,415		5,904,482
Gap	18,975		830,156	Marvell Technology Group	31,830		486,681
Genuine Parts	13,330		1,174,240	Maxim Integrated Products	28,335		926,838
GNC Holdings, Cl. A	73,140		3,402,473	Microchip Technology	132,080		6,016,244
Groupon	37,460	[a,b]	311,293	Micron Technology	105,170	[b]	2,544,062
J.C. Penney	38,875	[a,b]	283,010	NVIDIA	37,660		692,191
Kohl’s	15,600		876,564	ON Semiconductor	318,822	[b]	2,977,797
L Brands	16,100		906,913	Silicon Laboratories	5,465	[b]	284,016
Liberty Interactive, Cl. A	52,410	[b]	1,530,372	Skyworks Solutions	14,710	[b]	521,617

BNY Mellon Mid Cap Multi-Strategy Fund (continued)

Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Semiconductors & Semiconductor				Software & Services (continued)
Equipment (continued)				Nuance Communications	32,365	[b]	494,861
Teradyne	225,420		4,571,518	Pandora Media	8,475	[b]	317,135
Xilinx	236,150		12,327,030	Paychex	23,210	[a]	969,250
			57,735,908	Rackspace Hosting	21,400	[b]	786,878
Software & Services—6.7%				Red Hat	99,459	[b]	5,867,086
Activision Blizzard	173,393		3,355,154	Rovi	16,780	[b]	416,815
Akamai Technologies	15,030	[b]	918,784	ServiceNow	7,010	[b]	477,101
Alliance Data Systems	14,213	[b]	4,052,268	Solera Holdings	16,800		1,149,456
Amdocs	94,418		4,199,713	Splunk	9,070	[b]	841,243
ANSYS	88,409	[b]	7,383,920	Symantec	123,453		2,651,770
AOL	9,880	[b]	432,546	Synopsys	134,110	[b]	5,418,044
Autodesk	47,174	[b]	2,474,748	TIBCO Software	20,500	[b]	446,695
Broadridge Financial Solutions	17,830		673,261	Total System Services	73,263		2,231,591
CA	28,780		964,130	Tyler Technologies	43,882	[b]	4,115,254
Citrix Systems	3,790	[b]	227,590	Ultimate Software Group	13,093	[b]	2,173,438
Cognizant Technology Solutions, Cl. A	92,245	[b]	9,599,015	Vantiv, Cl. A	77,422	[b]	2,464,342
CommVault Systems	37,582	[b]	2,588,648	VeriSign	84,970	[b]	4,682,697
Computer Sciences	19,100		1,207,120	Western Union	37,975		635,322
Concur Technologies	4,900	[a,b]	604,905	Xerox	117,500		1,291,325
CoreLogic	7,780	[b]	253,628				125,630,156
CoStar Group	22,457	[b]	4,514,755	Technology Hardware &
DST Systems	14,790		1,389,964	Equipment—5.9%
Electronic Arts	55,365	[b]	1,582,885	3D Systems	6,515	[a,b]	494,879
Equinix	7,000	[b]	1,329,720	Amphenol, Cl. A	139,106		12,244,110
Fidelity National Information Services	31,090		1,728,915	Arrow Electronics	158,167	[b]	8,956,997
Fiserv	127,766	[b]	7,416,816	Avnet	416,911		18,148,136
FleetCor Technologies	1,295	[b]	168,259	AVX	47,000		603,010
Gartner	8,970	[b]	623,953	Brocade Communications Systems	262,596	[b]	2,513,044
Global Payments	32,368		2,276,441	EchoStar, Cl. A	15,280	[b]	761,250
IAC/InterActiveCorp	16,273		1,261,646	F5 Networks	7,530	[b]	845,920
Informatica	144,780	[b]	6,017,057	Flextronics International	149,065	[b]	1,334,132
Intuit	137,729		10,763,521	FLIR Systems	55,830		1,906,036
Jack Henry & Associates	13,080		760,340	Harris	31,756		2,344,228
LinkedIn, Cl. A	6,985	[b]	1,425,219	Ingram Micro, Cl. A	31,810	[b]	936,805
Manhattan Associates	72,440	[b]	2,744,752	Jabil Circuit	111,353		2,061,144
MICROS Systems	85,120	[b]	4,725,011	JDS Uniphase	598,170	[b]	8,242,783
NetSuite	4,650	[b]	535,169

The Funds 55

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Technology Hardware &				Transportation (continued)
Equipment (continued)				United Continential Holdings	34,750	[b]	1,562,360
Juniper Networks	401,150	[b]	10,726,751				39,653,359
Lexmark International, Cl. A	9,760		411,286	Utilities—2.9%
Motorola Solutions	14,165		937,723	AES	266,595		3,639,022
NCR	22,350	[b]	761,018	Alliant Energy	46,855		2,541,415
NetApp	63,388		2,561,509	Ameren	77,162		3,118,116
Palo Alto Networks	12,380	[b]	880,837	American Electric Power	69,505		3,489,151
Riverbed Technology	36,540	[b]	814,111	American Water Works	22,760		1,020,558
SanDisk	25,160		1,869,388	Aqua America	32,225		811,748
Seagate Technology	208,832		10,898,942	Calpine	42,860	[b]	816,483
Tech Data	9,120	[b]	525,312	CenterPoint Energy	49,060		1,160,269
Teradata	15,870	[b]	728,750	CMS Energy	32,050		911,181
Trimble Navigation	178,112	[b]	6,794,973	Consolidated Edison	16,640		932,672
Western Digital	114,593		9,968,445	DTE Energy	20,060		1,439,506
Zebra Technologies, Cl. A	15,970	[b]	1,101,770	Edison International	76,745		4,019,136
			110,373,289	Entergy	7,725		493,010
Telecommunication				FirstEnergy	60,248		1,854,433
Services—.4%				Great Plains Energy	261,349		6,865,638
Crown Castle International	23,510		1,784,409	ITC Holdings	10,400		1,067,040
SBA Communications, Cl. A	14,210	[b]	1,352,366	MDU Resources Group	5,440		184,742
T-Mobile	20,045	[b]	611,373	National Fuel Gas	12,450		935,244
TE Connectivity	31,493		1,844,860	NiSource	42,260		1,471,493
Telephone & Data Systems	16,670		379,909	Northeast Utilities	37,690		1,675,321
tw telecom	24,475	[b]	749,180	NRG Energy	20,740		602,912
Windstream Holdings	33,420	[a]	268,028	OGE Energy	27,595		993,420
			6,990,125	ONE Gas	4,047	[b]	137,517
Transportation—2.1%				Pepco Holdings	60,380		1,231,148
American Airlines Group	9,640	[b]	356,005	PG&E	28,241		1,244,298
C.H. Robinson Worldwide	20,960	[a]	1,086,986	Pinnacle West Capital	23,710		1,319,462
Copa Holdings, Cl. A	3,475		470,723	PPL	40,610		1,311,297
Delta Air Lines	85,620		2,843,440	Public Service Enterprise Group	29,385		1,077,254
Expeditors International of				Questar	37,960		901,550
Washington	26,345		1,040,891	SCANA	27,690		1,370,655
Genesee & Wyoming, Cl. A	37,242	[b]	3,683,979	Sempra Energy	21,360		2,017,879
Hertz Global Holdings	23,400	[b]	655,434	Vectren	28,135		1,082,353
J.B. Hunt Transport Services	136,230		9,790,850	Westar Energy	60,061		2,055,287
Kansas City Southern	15,910		1,494,267	Wisconsin Energy	14,830		651,927
Kirby	93,320	[b]	9,762,205	Xcel Energy	26,435		800,716
Landstar System	15,410		889,311				55,243,853
Southwest Airlines	62,550		1,403,622	Total Common Stocks
Spirit Airlines	81,680	[b]	4,613,286	(cost $1,376,535,922)	1,857,556,435

BNY Mellon Mid Cap Multi-Strategy Fund (continued)

	Number of			Investment of Cash Collateral
Rights—.0%	Rights		Value ($)	for Securities Loaned—.9%	Shares	Value ($)
Health Care Equipment & Services				Registered Investment Company;
Community Health Systems				Dreyfus Institutional Cash
(cost $2,051)	33,320	[b]	1,733	Advantage Fund
				(cost $17,848,680)	17,848,680 [d] 17,848,680

Other Investment—1.6%	Shares		Value ($)	Total Investments
Registered Investment Company;				(cost $1,425,090,036)	100.9%	1,906,110,231
Dreyfus Institutional Preferred				Liabilities, Less Cash and Receivables	(.9%)	(17,281,899)
Plus Money Market Fund
(cost $30,703,383)	30,703,383	[d]	30,703,383	Net Assets	100.0%	1,888,828,332

a Security, or portion thereof, on loan.At February 28, 2014, the value of the fund’s securities on loan was $19,522,983 and the value of the collateral held by the fund was
$20,053,836, consisting of cash collateral of $17,848,680 and U.S. Government & Agency securities valued at $2,205,156.
b Non-income producing security.
c Investment in real estate investment trust.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Capital Goods	11.0	Commercial & Professional Services	2.9
Diversified Financials	8.2	Utilities	2.9
Health Care Equipment & Services	7.0	Food, Beverage & Tobacco	2.5
Software & Services	6.7	Money Market Investments	2.5
Pharmaceuticals, Biotech & Life Sciences	5.9	Automobiles & Components	2.2
Technology Hardware & Equipment	5.9	Transportation	2.1
Energy	5.8	Media	1.8
Retailing	5.1	Consumer Services	1.4
Materials	4.7	Exchange-Traded Funds	1.3
Banks	4.6	Household & Personal Products	.9
Consumer Durables & Apparel	4.1	Food & Staples Retailing	.6
Real Estate	4.0	Telecommunication Services	.4
Insurance	3.3
Semiconductors & Semiconductor Equipment	3.1		100.9

† Based on net assets.
See notes to financial statements.

The Funds 57

STATEMENT OF INVESTMENTS

February 28, 2014 (Unaudited)

BNY Mellon Small Cap Multi-Strategy Fund
Common Stocks—99.1%	Shares		Value ($)		Shares		Value ($)
Automobiles & Components—1.5%				Capital Goods (continued)
Dana Holding	79,690		1,727,679	Apogee Enterprises	51,615		1,766,781
Drew Industries	23,140		1,139,414	Armstrong World Industries	18,800	[a]	1,031,932
Tenneco	32,960	[a]	1,985,510	Astec Industries	14,670		590,027
Thor Industries	12,380		693,404	CIRCOR International	14,340		1,026,170
			5,546,007	Comfort Systems USA	30,140		495,200
Banks—11.4%				Crane	17,600		1,256,992
Banc of California	23,660		302,611	FreightCar America	19,230		491,519
Bancorp	31,250	[a]	598,438	Global Power Equipment Group	14,050		257,396
Boston Private Financial Holdings	202,160		2,636,166	Graco	6,090		475,203
Brookline Bancorp	52,190		476,495	Granite Construction	11,690		429,724
Cardinal Financial	29,910		515,648	Greenbrier Cos.	18,510	[a]	778,716
CoBiz Financial	40,960		457,114	Hexcel	18,610	[a]	837,450
Columbia Banking System	57,100		1,497,162	L.B. Foster, Cl. A	12,700		590,423
CVB Financial	177,000		2,755,890	Mueller Industries	8,420		526,082
EverBank Financial	94,700		1,697,024	Primoris Services	25,700		803,639
First Financial Holdings	47,470		2,907,063	Regal-Beloit	15,050		1,109,034
First Horizon National	96,620		1,156,541	Rush Enterprises, Cl. A	42,000	[a]	1,201,200
First Midwest Bancorp	42,280		704,808	Sun Hydraulics	21,450		907,335
Hancock Holding	33,630		1,158,890	Thermon Group Holdings	100,550	[a]	2,442,359
IBERIABANK	1,130		74,015	Trex	15,760	[a]	1,232,747
Ladder Capital, Cl. A	81,960		1,393,320	Trinity Industries	8,230		590,996
MB Financial	28,670		875,295	URS	29,940		1,392,210
PrivateBancorp	44,440		1,282,538	Watts Water Technologies, Cl. A	61,160		3,768,679
Prosperity Bancshares	16,170		1,023,723	WESCO International	20,130	[a]	1,735,407
Provident Financial Services	18,760		348,186	Woodward	26,120		1,138,571
Radian Group	143,030		2,224,116				28,768,665
Sandy Spring Bancorp	32,930		781,429	Commercial & Professional
SVB Financial Group	44,330	[a]	5,581,590	Services—5.2%
Synovus Financial	480,670		1,672,732	Corporate Executive Board	13,150		983,357
UMB Financial	81,550		5,083,827	Herman Miller	143,220		4,035,940
United Community Banks	47,360	[a]	790,438	Interface	128,280		2,470,673
Valley National Bancorp	103,660	[b]	1,044,893	Knoll	83,850		1,305,545
Washington Trust Bancorp	7,950		279,760	Korn/Ferry International	39,530	[a]	1,003,667
Webster Financial	30,530		945,514	McGrath RentCorp	19,460		629,920
WesBanco	930		27,723	MiX Telematics, ADR	42,957	[b]	524,075
Western Alliance Bancorp	24,130	[a]	558,851	On Assignment	31,450	[a]	1,081,880
Wintrust Financial	22,370		1,035,284	Steelcase, Cl. A	311,910		4,638,102
			41,887,084	TrueBlue	83,570	[a]	2,380,074
Capital Goods—7.8%							19,053,233
Aerovironment	29,280	[a]	914,707	Consumer Durables & Apparel—3.3%
Altra Holdings	13,400		474,360	Arctic Cat	15,200		711,664
American Woodmark	15,690	[a]	503,806	Brookfield Residential Properties	25,500	[a]	567,375

BNY Mellon Small Cap Multi-Strategy Fund (continued)

Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Consumer Durables &				Energy (continued)
Apparel (continued)				Synergy Resources	141,490	[a]	1,498,379
Cavco Industries	5,050	[a]	396,173	Tesco	48,700	[a]	923,839
Ethan Allen Interiors	29,750	[b]	747,618	Western Refining	54,080	[b]	1,971,216
M/I Homes	25,560	[a]	636,444				15,772,685
Malibu Boats, Cl. A	57,070		1,051,800	Exchange-Traded Funds—2.3%
Oxford Industries	18,790		1,470,505	iShares Russell 2000 ETF	19,110	[b]	2,245,807
Skechers USA, Cl. A	22,890	[a]	772,080	iShares Russell 2000 Growth ETF	36,460	[b]	5,092,733
Standard Pacific	119,030	[a]	1,084,363	iShares Russell 2000 Value ETF	11,780	[b]	1,178,000
Steven Madden	31,355	[a]	1,142,890				8,516,540
Taylor Morrison Home, Cl. A	8,630		216,786	Food & Staples Retailing—.7%
Tumi Holdings	56,030	[a]	1,241,625	Casey’s General Stores	15,790		1,081,457
Vera Bradley	28,270	[a,b]	749,155	United Natural Foods	20,240	[a]	1,464,971
Wolverine World Wide	49,980		1,317,473				2,546,428
			12,105,951	Food, Beverage & Tobacco—.9%
Consumer Services—1.9%				Dean Foods	46,005	[a]	680,414
Apollo Education Group	59,130	[a]	1,970,803	Fresh Del Monte Produce	18,300		484,218
Bally Technologies	14,480	[a]	981,020	TreeHouse Foods	14,490	[a]	1,032,557
Cheesecake Factory	42,280		2,009,146	WhiteWave Foods, Cl. A	38,950	[a]	1,102,285
Del Frisco’s Restaurant Group	23,500	[a]	611,940				3,299,474
Orient-Express Hotels, Cl. A	51,000	[a]	785,400	Health Care Equipment &
Papa John’s International	12,060		613,854	Services—6.9%
			6,972,163	Acadia Healthcare	13,777	[a]	681,135
Diversified Financials—2.6%				Air Methods	20,100	[a]	1,085,802
E*TRADE Financial	50,360	[a]	1,131,589	Align Technology	22,220	[a]	1,162,773
FXCM, Cl. A	57,690		972,077	Allscripts Healthcare Solutions	79,130	[a]	1,469,444
Greenhill & Co.	51,230	[b]	2,729,022	AmSurg	19,410	[a]	851,323
Nelnet, Cl. A	35,990		1,443,919	athenahealth	7,630	[a]	1,479,228
Piper Jaffray	20,270	[a]	849,313	Catamaran	14,601	[a]	658,213
Portfolio Recovery Associates	39,126	[a]	2,121,803	Centene	28,670	[a]	1,825,706
Regional Management	14,760	[a]	445,457	Computer Programs & Systems	11,510		787,629
			9,693,180	Endologix	34,850	[a]	470,475
Energy—4.3%				Globus Medical, Cl. A	86,810	[a]	2,053,925
Bill Barrett	66,350	[a]	1,681,309	Hanger	117,110	[a]	4,151,550
Dril-Quip	6,980	[a]	750,769	HealthSouth	28,670		936,936
Geospace Technologies	29,430	[a]	2,259,341	HeartWare International	10,220	[a]	981,427
Gulf Island Fabrication	16,410		344,118	ICU Medical	8,640	[a]	499,910
Helix Energy Solutions Group	47,200	[a]	1,115,808	Insulet	21,840	[a]	1,035,434
Key Energy Services	115,970	[a]	1,048,369	LDR Holding	28,909	[b]	903,406
Magnum Hunter Resources	131,470	[a,b]	1,103,033	LifePoint Hospitals	19,640	[a]	1,065,470
McDermott International	88,970	[a]	741,120	Natus Medical	32,320	[a]	811,232
Navigator Holdings	26,315	[a]	635,507	Omnicell	29,550	[a]	850,449
PDC Energy	27,360	[a]	1,699,877	Spectranetics	31,090	[a]	931,456

The Funds 59

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small Cap Multi-Strategy Fund (continued)

Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Health Care Equipment &				Pharmaceuticals, Biotech &
Services (continued)				Life Sciences—7.5%
Tandem Diabetes Care	23,330		600,747	Alkermes	21,920	[a]	1,066,846
			25,293,670	Anacor Pharmaceuticals	56,640	[a]	1,076,160
Household & Personal				Auspex Pharmaceuticals	60,671		1,498,574
Products—.6%				Cepheid	17,140	[a]	919,732
Elizabeth Arden	14,330	[a]	438,068	Cubist Pharmaceuticals	11,940	[a]	949,469
Inter Parfums	49,500		1,663,695	Emergent BioSolutions	185,080	[a]	4,578,879
			2,101,763	Jazz Pharmaceuticals	6,740	[a]	1,024,109
Insurance—.8%				KYTHERA Biopharmaceuticals	29,560	[a,b]	1,477,113
First American Financial	7,680		206,899	Nektar Therapeutics	103,210	[a]	1,324,184
Protective Life	21,420		1,116,839	NPS Pharmaceuticals	43,630	[a]	1,526,177
RLI	11,010		474,861	Pacira Pharmaceuticals	14,170	[a]	1,108,661
Safety Insurance Group	3,650		203,779	PAREXEL International	22,730	[a]	1,217,646
Stewart Information Services	23,120		854,978	Questcor Pharmaceuticals	68,270	[b]	4,147,402
			2,857,356	Salix Pharmaceuticals	41,410	[a]	4,468,967
Materials—6.1%				WuXi PharmaTech, ADR	35,780	[a]	1,376,099
Allied Nevada Gold	584,870	[a,b]	3,058,870				27,760,018
AMCOL International	19,280		855,646	Real Estate—2.3%
AuRico Gold	110,180		542,086	Acadia Realty Trust	29,300	[c]	774,985
Carpenter Technology	13,890		821,594	American Assets Trust	9,400	[c]	310,858
Chemtura	160,030	[a]	3,960,743	American Residential Properties	92,330 [a,b,c]		1,680,406
Constellium, Cl. A	62,880		1,747,435	Corporate Office Properties Trust	38,950	[c]	1,038,797
Cytec Industries	10,560		999,715	EastGroup Properties	11,320	[c]	702,293
Flotek Industries	55,954	[a]	1,424,029	Getty Realty	30,259	[c]	582,183
Haynes International	9,820		486,385	Healthcare Trust of America, Cl. A	69,890		784,865
IAMGOLD	375,870	[a]	1,394,478	Mack-Cali Realty	9,180	[c]	204,255
KapStone Paper and Packaging	37,460	[a]	1,190,853	National Health Investors	12,450	[c]	768,165
Louisiana-Pacific	46,780	[a]	878,996	Pebblebrook Hotel Trust	35,080	[c]	1,166,059
New Gold	81,140	[a]	495,765	Urstadt Biddle Properties, Cl. A	22,590	[c]	442,990
OMNOVA Solutions	223,570	[a]	2,130,622				8,455,856
Royal Gold	14,120		970,185	Retailing—4.0%
Schnitzer				Children’s Place Retail Stores	16,904	[a]	915,690
Steel Industries, Cl. A	8,190		207,780	Express	38,950	[a]	712,396
Scotts Miracle-Gro, Cl. A	17,120		977,723	Guess?	32,650		990,601
Stillwater Mining	15,660	[a]	212,036	HomeAway	23,080	[a]	1,058,680
			22,354,941	Lumber Liquidators Holdings	6,150	[a]	659,772
Media—1.8%				Office Depot	1,133,694	[a]	5,589,111
E.W. Scripps, Cl. A	46,960	[a]	921,355	PEP Boys-Manny Moe & Jack	64,064	[a]	806,566
IMAX	52,480	[a,b]	1,403,840	Restoration Hardware Holdings	13,290	[a]	899,999
Lions Gate Entertainment	28,410		873,608	Tractor Supply	7,140		503,798
New York Times, Cl. A	219,710		3,607,638	Vitamin Shoppe	26,950	[a]	1,260,990
			6,806,441

BNY Mellon Small Cap Multi-Strategy Fund (continued)

Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Retailing (continued)				Software & Services (continued)
Williams-Sonoma	11,730		683,155	Proofpoint	33,770	[a]	1,399,767
Zumiez	22,090	[a]	524,858	Sapient	62,600	[a]	1,089,866
			14,605,616	ServiceSource International	130,660	[a]	1,191,619
Semiconductors & Semiconductor				Shutterstock	10,630	[a]	1,056,409
Equipment—5.2%				SolarWinds	28,180	[a]	1,301,352
Advanced Energy Industries	35,320	[a]	969,181	Verint Systems	22,050	[a]	1,032,160
Applied Micro Circuits	318,890	[a]	3,654,479	WEX	22,630	[a]	2,191,037
Brooks Automation	30,370		314,937				37,534,177
GT Advanced Technologies	81,110	[a,b]	1,162,306	Technology Hardware &
Hittite Microwave	3,610		212,918	Equipment—8.3%
Lattice Semiconductor	351,830	[a]	2,663,353	Arrow Electronics	54,400	[a]	3,080,672
LTX-Credence	145,400	[a]	1,471,448	Belden	22,290		1,607,778
Mellanox Technologies	28,700	[a,b]	1,048,124	Brocade
Microsemi	75,280	[a]	1,735,957	Communications Systems	90,390	[a]	865,032
MKS Instruments	27,380		823,043	Ciena	184,040	[a]	4,521,863
Nanometrics	11,127	[a]	204,292	Coherent	15,130	[a]	1,031,110
Photronics	96,780	[a]	841,986	FARO Technologies	13,600	[a]	782,544
Power Integrations	13,370		790,568	FEI	7,410		760,637
Silicon Laboratories	24,660	[a]	1,281,580	Ixia	44,940	[a]	555,458
Teradyne	65,210		1,322,459	Jabil Circuit	137,000		2,535,870
Veeco Instruments	19,160	[a]	757,778	JDS Uniphase	269,790	[a]	3,717,706
			19,254,409	Littelfuse	17,720		1,672,236
Software & Services—10.2%				Measurement Specialties	24,910	[a]	1,519,510
Allot Communications	81,900	[a,b]	1,377,558	Plexus	18,670	[a]	768,271
Brightcove	91,190	[a]	884,543	RADWARE	52,170	[a]	916,105
BroadSoft	42,260	[a]	1,268,223	ScanSource	54,840	[a]	2,153,018
Cardtronics	34,190	[a]	1,385,379	Sonus Networks	270,040	[a]	1,007,249
CommVault Systems	22,430	[a]	1,544,978	Tech Data	32,880	[a]	1,893,888
CoreLogic	100,230	[a]	3,267,498	Vishay Intertechnology	83,370		1,178,852
CSG Systems International	132,390		3,706,920				30,567,799
DealerTrack Technologies	53,420	[a]	2,888,419	Transportation—2.2%
FleetMatics Group	30,960	[a]	1,143,972	Con-way	58,640		2,236,530
Gigamon	26,510		836,656	Landstar System	82,340		4,751,841
Heartland Payment Systems	58,430	[b]	2,362,909	Spirit Airlines	21,620	[a]	1,221,098
Imperva	18,610	[a]	1,166,289				8,209,469
Infoblox	41,220	[a]	951,358	Utilities—1.3%
LogMeIn	40,490	[a]	1,694,507	Chesapeake Utilities	8,730		517,165
MAXIMUS	37,530		1,793,559	El Paso Electric	20,840		734,610
Monotype Imaging Holdings	24,460		695,642	Hawaiian Electric Industries	37,190	[b]	944,998
NetScout Systems	28,720	[a]	1,090,786	NorthWestern	14,770		678,534
NeuStar, Cl. A	5,940	[a]	212,771	Portland General Electric	33,430		1,063,074

The Funds 61

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small Cap Multi-Strategy Fund (continued)
				Investment of Cash Collateral
Common Stocks (continued)	Shares		Value ($)	for Securities Loaned—7.5%	Shares	Value ($)
Utilities (continued)				Registered
WGL Holdings	19,370		778,480	Investment Company;
			4,716,861	Dreyfus Institutional Cash
Total Common Stocks				Advantage Fund
(cost $293,950,864)			364,679,786	(cost $27,681,237)	27,681,237 [d]	27,681,237
				Total Investments
Other Investment—1.5%				(cost $327,228,103)	108.1%	397,957,025
Registered Investment Company;				Liabilities, Less Cash
Dreyfus Institutional Preferred				and Receivables	(8.1%)	(29,903,954)
Plus Money Market Fund				Net Assets	100.0%	368,053,071
(cost $5,596,002)	5,596,002	[d]	5,596,002

ADR—American Depository Receipts
ETF—Exchange Traded Funds

a Non-income producing security.
b Security, or portion thereof, on loan.At February 28, 2014, the value of the fund’s securities on loan was $26,407,593 and the value of the collateral held by the fund was $27,681,237.
c Investment in real estate investment trust.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Banks	11.4	Diversified Financials	2.6
Software & Services	10.2	Exchange-Traded Funds	2.3
Money Market Investments	9.0	Real Estate	2.3
Technology Hardware & Equipment	8.3	Transportation	2.2
Capital Goods	7.8	Consumer Services	1.9
Pharmaceuticals, Biotech & Life Sciences	7.5	Media	1.8
Health Care Equipment & Services	6.9	Automobiles & Components	1.5
Materials	6.1	Utilities	1.3
Commercial & Professional Services	5.2	Food, Beverage & Tobacco	.9
Semiconductors & Semiconductor Equipment	5.2	Insurance	.8
Energy	4.3	Food & Staples Retailing	.7
Retailing	4.0	Household & Personal Products	.6
Consumer Durables & Apparel	3.3		108.1

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS

February 28, 2014 (Unaudited)

BNY Mellon Focused Equity Opportunities Fund
Common Stocks—99.1%	Shares		Value ($)		Shares		Value ($)
Automobiles & Components—6.3%				Food, Beverage & Tobacco (continued)
Harley-Davidson	301,800		19,936,908	Philip Morris International	159,680		12,919,709
Johnson Controls	379,755		18,759,897				32,166,936
			38,696,805	Household & Personal
Banks—3.7%				Products—3.2%
Wells Fargo & Co.	485,610		22,542,016	Procter & Gamble	248,200		19,523,412
Capital Goods—9.7%				Materials—2.4%
Caterpillar	175,785		17,045,871	Celanese, Ser. A	275,570		14,712,682
Dover	191,700		18,077,310	Media—3.4%
Eaton	323,530		24,170,926	Comcast, Cl. A	403,660		20,865,185
			59,294,107	Pharmaceuticals,
Consumer Services—3.5%				Biotech & Life Sciences—15.5%
Las Vegas Sands	254,950		21,734,488	Bristol-Myers Squibb	422,610		22,723,740
Diversified Financials—11.0%				Merck & Co.	470,720		26,826,333
Capital One Financial	310,400		22,792,672	Shire, ADR	143,690		23,730,403
IntercontinentalExchange Group	124,180		25,933,751	Teva Pharmaceutical Industries, ADR	440,280		21,965,569
Invesco	549,030		18,831,729				95,246,045
			67,558,152	Retailing—3.2%
Energy—13.2%				Lowe’s	396,780		19,850,903
Halliburton	340,345		19,399,665	Semiconductors & Semiconductor
				Equipment—8.1%
Marathon Oil	352,810		11,819,135
				Avago Technologies	378,270		23,339,259
National Oilwell Varco	183,120	[a]	14,107,565
				Micron Technology	1,080,650	[b]	26,140,924
Southwestern Energy	499,140	[b]	20,634,448
							49,480,183
Valero Energy	317,470		15,232,211
				Software & Services—10.7%
			81,193,024
				Adobe Systems	293,930	[b]	20,166,537
Food, Beverage & Tobacco—5.2%
				salesforce.com	317,850	[b]	19,824,305
PepsiCo	240,380		19,247,227

The Funds 63

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Focused Equity Opportunities Fund (continued)
				Investment of Cash Collateral
Common Stocks (continued)	Shares		Value ($)	for Securities Loaned—.1%	Shares	Value ($)
Software & Services (continued)				Registered
Yahoo!	660,020	[b]	25,522,973	Investment Company;
			65,513,815	Dreyfus Institutional Cash
Total Common Stocks				Advantage Fund
(cost $460,623,536)			608,377,753	(cost $539,000)	539,000 [c]	539,000
				Total Investments
Other Investment—.8%				(cost $466,055,769)	100.0%	613,809,986
Registered Investment Company;				Liabilities, Less Cash
Dreyfus Institutional Preferred				and Receivables	(.0%)	(257,214)
Plus Money Market Fund				Net Assets	100.0%	613,552,772
(cost $4,893,233)	4,893,233	[c]	4,893,233

ADR—American Depository Receipts

[a] Security, or portion thereof, on loan.At February 28, 2014, the value of the fund’s securities on loan was $539,280 and the value of the collateral held by the fund was $539,000.
See Note 2(c).
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Pharmaceuticals, Biotech & Life Sciences	15.5	Banks	3.7
Energy	13.2	Consumer Services	3.5
Diversified Financials	11.0	Media	3.4
Software & Services	10.7	Household & Personal Products	3.2
Capital Goods	9.7	Retailing	3.2
Semiconductors & Semiconductor Equipment	8.1	Materials	2.4
Automobiles & Components	6.3	Money Market Investments	.9
Food, Beverage & Tobacco	5.2		100.0

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS
February 28, 2014 (Unaudited)

BNY Mellon Small/Mid Cap Fund
Common Stocks—99.6%	Shares		Value ($)		Shares		Value ($)
Automobiles & Components—4.5%				Consumer Services—3.7%
Lear	153,740		12,483,688	Apollo Education Group	222,670	[a]	7,421,591
Stoneridge	148,700	[a]	1,637,187	Cheesecake Factory	46,260		2,198,275
Tenneco	32,800	[a]	1,975,872	Red Robin Gourmet Burgers	31,720	[a]	2,471,940
Tower International	101,100	[a]	2,596,248	Sonic	248,380	[a]	5,061,984
TRW Automotive Holdings	30,610	[a]	2,519,815				17,153,790
			21,212,810	Diversified Financials—2.4%
Banks—5.0%				E*TRADE Financial	180,400	[a]	4,053,588
East West Bancorp	65,070		2,322,348	NASDAQ OMX Group	135,440		5,199,542
First Interstate BancSystem	87,680		2,270,912	Portfolio Recovery Associates	35,640	[a]	1,932,757
MB Financial	107,920		3,294,798				11,185,887
OFG Bancorp	107,640		1,722,240	Energy—5.4%
SVB Financial Group	92,290	[a]	11,620,234	Dril-Quip	13,660	[a]	1,469,270
United Community Banks	126,220	[a]	2,106,612	Green Plains Renewable Energy	204,240		5,398,063
			23,337,144	Helmerich & Payne	62,500		6,171,875
Capital Goods—9.3%				MRC Global	120,970	[a]	3,111,348
AAR	198,200		5,727,980	Oceaneering International	27,780		1,988,492
American Railcar Industries	54,060		3,743,655	Stone Energy	72,370	[a]	2,600,978
Briggs & Stratton	197,790		4,505,656	Western Refining	119,310		4,348,850
Crane	87,310		6,235,680				25,088,876
Hyster-Yale Materials Handling	29,930		3,021,134	Exchange-Traded
Oshkosh	38,860		2,247,274	Funds—2.2%
Trinity Industries	180,630		12,971,040	iShares Russell 2000 ETF	85,960		10,102,019
URS	78,090		3,631,185	Food & Staples
WESCO International	16,090	[a]	1,387,119	Retailing—1.0%
			43,470,723	Casey’s General Stores	68,450		4,688,141
Commercial & Professional				Health Care Equipment &
Services—2.5%				Services—10.1%
Herman Miller	114,170		3,217,311	Acadia Healthcare	30,330	[a]	1,499,515
Quad/Graphics	71,120		1,590,954	Air Methods	34,850	[a]	1,882,597
R.R. Donnelley & Sons	118,640		2,269,583	CareFusion	48,010	[a]	1,945,845
Robert Half International	58,850		2,409,319	Centene	34,430	[a]	2,192,502
The Brink’s Company	65,710		1,998,241	Cigna	23,390		1,861,610
			11,485,408	Greatbatch	54,710	[a]	2,370,584
Consumer Durables &				HealthSouth	181,160		5,920,309
Apparel—1.1%				Hill-Rom Holdings	50,100		1,895,283
Deckers Outdoor	23,850	[a]	1,773,248	MEDNAX	75,120	[a]	4,568,798
Fossil Group	15,800	[a]	1,815,578	Omnicare	175,320		10,326,348
Steven Madden	39,570	[a]	1,442,327	PerkinElmer	32,020		1,451,146
			5,031,153	Universal Health Services, Cl. B	88,420		7,098,358

The Funds 65

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small/Mid Cap Fund (continued)

Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)

Health Care Equipment &				Real Estate (continued)
Services (continued)				Geo Group	89,120		2,872,338
VCA Antech	129,610	[a]	4,014,022	Jones Lang LaSalle	37,990		4,680,368
			47,026,917	Potlatch	165,260	[b]	6,550,906
Household & Personal							21,296,515
Products—1.8%				Retailing—3.0%
USANA Health Sciences	114,030	[a]	8,343,575	Brown Shoe Company	89,130		2,190,816
Insurance—8.6%				Children’s Place Retail Stores	34,560	[a]	1,872,115
American Equity				Guess?	110,220		3,344,075
Investment Life Holding	423,170		9,250,496
				Orbitz Worldwide	211,400	[a]	2,042,124
Assurant	69,480		4,559,972
				Williams-Sonoma	76,470		4,453,613
First American Financial	73,310		1,974,971
							13,902,743
Maiden Holdings	200,420		2,250,717
				Semiconductors & Semiconductor
Old Republic International	427,670		6,654,545	Equipment—2.2%
Protective Life	189,980		9,905,557	Advanced Energy Industries	90,950	[a]	2,495,668
Stewart Information Services	150,820		5,577,324	Cirrus Logic	310,670	[a]	5,980,398
			40,173,582	Teradyne	85,470		1,733,332
Materials—6.9%							10,209,398
Graphic Packaging Holding	310,820	[a]	3,182,797	Software & Services—3.8%
KapStone Paper and Packaging	44,840	[a]	1,425,464	Cardtronics	32,650	[a]	1,322,978
Louisiana-Pacific	80,270	[a]	1,508,273	CoreLogic	254,560	[a]	8,298,656
OM Group	60,660		1,916,856	CSG Systems International	74,460		2,084,880
Owens-Illinois	105,240	[a]	3,569,741	Synopsys	98,620	[a]	3,984,248
Packaging Corporation of America	166,020		12,101,198	TiVo	144,260	[a]	1,947,510
Rock-Tenn, Cl. A	59,970		6,693,851				17,638,272
Scotts Miracle-Gro, Cl. A	32,340		1,846,937	Technology Hardware &
			32,245,117	Equipment—7.2%
Pharmaceuticals, Biotech &				Benchmark Electronics	195,350	[a]	4,657,144
Life Sciences—4.0%				Brocade Communications Systems	736,960	[a]	7,052,707
Charles River Laboratories				Harmonic	367,880	[a]	2,387,541
International	81,060	[a]	4,815,775
				Ingram Micro, Cl. A	81,910	[a]	2,412,250
Covance	13,520	[a]	1,400,131
				Plexus	105,920	[a]	4,358,608
Jazz Pharmaceuticals	14,910	[a]	2,265,500
				SanDisk	27,770		2,063,311
PAREXEL International	36,150	[a]	1,936,556
				Vishay Intertechnology	744,110		10,521,715
PDL BioPharma	360,810		3,092,142
							33,453,276
Questcor Pharmaceuticals	87,940		5,342,355
				Telecommunication Services—1.3%
			18,852,459
				Inteliquent	452,250		6,313,410
Real Estate—4.6%
				Transportation—3.8%
CoreSite Realty	116,510	[b]	3,628,121
				Alaska Air Group	133,500		11,566,440
Corrections Corporation of America	106,890	[b]	3,564,782

BNY Mellon Small/Mid Cap Fund (continued)
Common Stocks (continued)	Shares		Value ($)	Other Investment—.4%	Shares	Value ($)
Transportation (continued)				Registered
Spirit Airlines	108,090	[a]	6,104,923	Investment Company;
			17,671,363	Dreyfus
Utilities—5.2%				Institutional Preferred
				Plus Money Market Fund
CMS Energy	79,810		2,268,998	(cost $1,657,609)	1,657,609 [c]	1,657,609
Great Plains Energy	299,000		7,854,730
Pinnacle West Capital	36,700		2,042,355	Total Investments
Portland General Electric	139,860		4,447,548	(cost $370,554,266)	100.0%	465,665,313
UGI	168,080		7,511,495	Liabilities, Less Cash
			24,125,126	and Receivables	(.0%)	(147,441)
Total Common Stocks				Net Assets	100.0%	465,517,872

ETF—Exchange Traded Funds
a	Non-income producing security.
b	Investment in real estate investment trust.
c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Health Care Equipment & Services	10.1	Consumer Services	3.7
Capital Goods	9.3	Retailing	3.0
Insurance	8.6	Commercial & Professional Services	2.5
Technology Hardware & Equipment	7.2	Diversified Financials	2.4
Materials	6.9	Exchange-Traded Funds	2.2
Energy	5.4	Semiconductors & Semiconductor Equipment	2.2
Utilities	5.2	Household & Personal Products	1.8
Banks	5.0	Telecommunication Services	1.3
Real Estate	4.6	Consumer Durables & Apparel	1.1
Automobiles & Components	4.5	Food & Staples Retailing	1.0
Pharmaceuticals, Biotech & Life Sciences	4.0	Money Market Investment	.4
Software & Services	3.8
Transportation	3.8		100.0

† Based on net assets.
See notes to financial statements.

The Funds 67

STATEMENT OF INVESTMENTS

February 28, 2014 (Unaudited)

BNY Mellon International Fund
Common Stocks—96.5%	Shares		Value ($)		Shares		Value ($)
Australia—5.0%				Germany (continued)
Australia & New Zealand				Continental	16,850		4,101,559
Banking Group	120,918		3,467,933	Daimler	49,491		4,612,456
Dexus Property Group	3,763,590		3,593,519	Deutsche Bank	125,298		6,094,718
Fortescue Metals Group	606,090		2,942,184	Deutsche Lufthansa	148,270	[a]	3,845,508
Insurance Australia Group	982,410		4,760,214	Deutsche Telekom	77,870		1,321,516
Leighton Holdings	153,670		2,477,885	E.ON	106,480		2,031,186
Metcash	822,479		2,275,204	Fresenius & Co.	13,040		2,026,701
QBE Insurance Group	399,427		4,569,402	Infineon Technologies	445,160		5,050,816
Rio Tinto	58,101		3,465,404	LANXESS	25,610		1,901,096
Spark Infrastructure Group	2,761,300		4,213,506	Muenchener Rueckversicherungs	12,500		2,737,308
Westpac Banking	249,960		7,465,521	Siemens	81,940		10,943,731
			39,230,772				67,494,152
Austria—.3%				Hong Kong—2.6%
Erste Group Bank	61,910		2,197,032	BOC Hong Kong Holdings	696,000		2,112,067
Belgium—.3%				Cheung Kong Holdings	212,000		3,321,826
bpost	103,670		2,196,520	Esprit Holdings	1,626,431	[a]	3,055,629
China—.2%				Pacific Basin Shipping	1,289,000		805,568
FIH Mobile	2,809,000	[a]	1,512,988	Sino Land	1,598,000		2,265,046
Denmark—.3%				SJM Holdings	1,933,000		6,202,099
Carlsberg, Cl. B	24,890		2,626,421	Yue Yuen Industrial Holdings	810,500		2,480,414
France—10.4%							20,242,649
Alstom	95,971		2,590,427	Ireland—1.7%
AXA	161,950		4,233,841	CRH	85,131		2,513,245
BNP Paribas	172,400		14,149,326	CRH	170,480		5,047,477
Cap Gemini	47,250		3,699,885	Smurfit Kappa Group	206,910		5,766,223
Carrefour	118,929		4,386,295				13,326,945
Cie de St-Gobain	45,485		2,731,059	Israel—.5%
Danone	41,050		2,899,927	Teva Pharmaceutical
Electricite de France	61,141		2,431,783	Industries, ADR	82,352		4,108,541
Eutelsat Communications	69,480		2,266,674	Italy—4.4%
GDF Suez	190,732		4,894,142	Assicurazioni Generali	140,970		3,169,724
Orange	224,920		2,815,536	Enel	1,502,140		7,713,064
Sanofi	83,325		8,663,969	Eni	392,110		9,460,693
Schneider Electric	51,220		4,577,759	Finmeccanica	227,871	[a]	2,241,029
Societe Generale	151,540		10,118,633	Saras	1,547,317	[a]	2,733,776
Thales	32,920		2,185,639	Telecom Italia	8,172,230		9,289,189
Total	131,132		8,512,503				34,607,475
			81,157,398	Japan—21.2%
Germany—8.7%				Aisin Seiki	179,700		6,233,084
Aixtron	164,973	[a]	2,772,397	Ajinomoto	117,000		1,813,000
Allianz	42,330		7,578,126	Asahi Glass	735,000		4,037,192
Bayer	66,250		9,409,680	Credit Saison	105,400		2,310,577
Commerzbank	169,120	[a]	3,067,354	Daito Trust Construction	37,600		3,496,944

BNY Mellon International Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Japan (continued)				Norway—.8%
East Japan Railway	37,900		2,957,667	DNB	249,940		4,534,899
Fujitsu	1,117,000	[a]	6,958,613	Norsk Hydro	346,452		1,714,366
Hitachi	781,000		6,162,356				6,249,265
Honda Motor	308,500		11,055,316	Singapore—.6%
INPEX	928,400		11,768,065	DBS Group Holdings	98,656		1,285,684
Isuzu Motors	579,000		3,521,676	United Overseas Bank	191,000		3,108,374
Japan Tobacco	176,100		5,592,564				4,394,058
KDDI	137,500		8,378,083	Spain—.7%
Matsumotokiyoshi Holdings	48,670		1,561,438	ACS Actividades de
Mitsubishi Electric	449,000		5,316,351	Construccion y Servicios	154,408		5,550,956
Mitsubishi UFJ Financial Group	1,272,700		7,340,817	Sweden—2.7%
Nihon Kohden	57,900		2,332,613	Electrolux, Ser. B	126,910		3,006,656
Nippon Express	677,000		3,153,169	Ericsson, Cl. B	425,549		5,515,448
Nippon Shokubai	528,000		6,412,577	Nordea Bank	408,080		5,845,944
Nippon Telegraph & Telephone	58,600		3,282,683	Svenska Cellulosa, Cl. B	209,959		6,375,741
Nippon Telegraph &							20,743,789
Telephone, ADR	8,760		247,382	Switzerland—8.7%
Nitto Denko	31,700		1,481,119	Adecco	52,900	[a]	4,568,226
Nomura Real Estate Holdings	99,900		2,045,707	Cie Financiere Richemont	35,790		3,564,757
Omron	82,200		3,452,933	Credit Suisse Group	134,700	[a]	4,242,399
Ricoh	246,800		3,096,822	Novartis	296,189		24,735,739
Secom	98,400		5,547,026	Roche Holding	55,735		17,198,953
Seven & I Holdings	147,200		5,515,118	Swiss Life Holding	20,370	[a]	5,069,918
Shimamura	30,100		2,718,080	UBS	146,999	[a]	3,153,918
Shin-Etsu Chemical	47,600		2,693,139	Zurich Insurance Group	16,110	[a]	4,936,492
Shionogi & Co.	196,100		4,239,167				67,470,402
Sumitomo Electric Industries	197,400		3,018,123	United Kingdom—21.5%
Sumitomo Metal Mining	201,000		2,626,806	Anglo American	125,637		3,220,976
Sumitomo Mitsui Financial Group	261,600		11,670,080	ArcelorMittal	143,160	[a]	2,265,528
Sumitomo Mitsui Trust Holdings	460,860		2,160,069	AZ Electronic Materials	267,961		1,792,150
Taiyo Nippon Sanso	387,000		2,897,652	Barclays	2,953,490		12,468,181
Tokyo Electron	67,900		3,897,728	Barratt Developments	412,910		3,042,305
Toyota Motor	20,000		1,147,489	BHP Billiton	111,920		3,614,282
Yamada Denki	795,200		2,633,216	BP	863,399		7,292,583
			164,772,441	Compass Group	225,900		3,572,835
Netherlands—4.4%				Diageo	174,040		5,474,633
Aegon	261,368		2,355,443	Drax Group	324,480		4,379,431
Heineken	23,580		1,594,501	eSure Group	818,990		3,696,001
ING Groep	611,900	[a]	8,927,483	Experian	186,430		3,374,708
Koninklijke Philips	375,957		13,160,156	GlaxoSmithKline	139,204		3,896,304
NXP Semiconductors	83,930	[a]	4,719,384	Home Retail Group	825,295		2,711,458
Unilever	83,810		3,323,572	HSBC Holdings	841,345		8,871,612
			34,080,539

The Funds 69

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares	Value ($)
United Kingdom (continued)				United States—1.5%
ITV	1,084,770		3,667,488	iShares MSCI EAFE ETF	178,000	12,016,780
Kingfisher	826,740		5,454,562	Total Common Stocks
Prudential	366,260		8,310,431	(cost $714,826,677)		751,144,881
Reckitt Benckiser Group	68,140		5,607,019
Resolution	366,653		2,319,594	Preferred Stocks—1.1%
Rio Tinto	119,887		6,890,923	Germany;
Rolls-Royce Holdings	201,500	[a]	3,370,818	Volkswagen
Royal Dutch Shell, Cl. A	272,817		9,950,022	(cost $8,189,658)	33,840	8,828,070
Royal Mail	584,620		5,873,807
SABMiller	67,360		3,301,563	Other Investment—1.6%
Serco Group	512,420		3,951,395	Registered
Shire	115,070		6,397,274	Investment Company;
Standard Chartered	202,001		4,278,966	Dreyfus Institutional Preferred
Subsea 7	177,330		3,382,920	Plus Money Market Fund
Tesco	653,575		3,602,882	(cost $12,570,946)	12,570,946 [b]	12,570,946
Unilever	292,903		11,972,541	Total Investments
Whitbread	30,800		2,314,203	(cost $735,587,281)	99.2%	772,543,897
William Hill	345,940		2,303,254	Cash and Receivables (Net)	.8%	6,055,514
WPP	207,420		4,543,109
				Net Assets	100.0%	778,599,411
			167,165,758

ADR—American Depository Receipts
ETF—Exchange Traded Fund

a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	25.3	Energy	6.8
Consumer Discretionary	11.9	Telecommunication Services	3.3
Industrial	11.0	Utilities	3.3
Health Care	10.7	Money Market Investment	1.6
Consumer Staples	8.7	Exchange-Traded Fund	1.5
Information Technology	7.7
Materials	7.4		99.2

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS

February 28, 2014 (Unaudited)

BNY Mellon Emerging Markets Fund
Common Stocks—93.6%	Shares		Value ($)		Shares		Value ($)
Brazil—9.0%				China (continued)
Ambev	1,280,000		9,214,799	China Shenhua Energy, Cl. H	3,179,500		8,644,677
Ambev, ADR	1,471,950		10,598,040	China Telecom, Cl. H	17,326,000		7,501,448
Arteris	1,302,100		9,634,901	China ZhengTong
Banco Santander Brasil, ADS	3,101,680		15,384,333	Auto Services Holdings	3,032,000	[a]	1,695,612
BM&FBovespa	659,600		2,832,785	CNOOC	22,036,000		36,118,306
Brasil Insurance				CSR, Cl. H	8,780,000		6,607,161
Participacoes e Administracao	769,843		5,207,254	Dongfang Electric, Cl. H	3,216,800		5,148,173
Cia de Saneamento Basico do				Dongfeng Motor Group, Cl. H	4,792,000		6,532,960
Estado de Sao Paulo	946,200		8,676,106	Great Wall Motor, Cl. H	1,807,500		8,244,970
Cia de Saneamento Basico do				Guangzhou Automobile
Estado de Sao Paulo, ADR	617,700		5,726,079	Group, Cl. H	3,597,254		3,337,422
EDP—Energias do Brasil	2,863,500		10,905,664	Industrial & Commercial
Gerdau, ADR	357,360		2,233,500	Bank of China, Cl. H	21,560,475		12,918,699
Grupo BTG Pactual	901,700		10,494,677	Lianhua Supermarket
Itau Unibanco Holding, ADR	1,092,904		14,557,481	Holdings, Cl. H	9,867,000		5,301,865
JBS	1,223,300		3,912,890	Mindray Medical International, ADR	23,450		819,343
Magnesita Refratarios	1,950,500		4,533,628	New China Life Insurance, Cl. H	1,587,800	[a]	5,022,903
Petroleo Brasileiro	1,346,100		7,457,443	PICC Property & Casualty, Cl. H	12,151,240		16,597,167
Petroleo Brasileiro, ADR	2,412,330		27,018,096	Sinotrans, Cl. H	4,620,600		2,060,070
Rossi Residencial	3,366,071	[a]	2,454,838	Tencent Holdings	247,500		19,852,813
Sul America	495,757		3,165,149	Weichai Power, Cl. H	3,256,000		12,293,046
Telefonica Brasil, ADR	329,492		6,145,026	Weiqiao Textile, Cl. H	2,503,400		1,348,385
Vale, ADR	333,700		4,728,529	WuXi PharmaTech, ADR	406,485	[a]	15,633,413
			164,881,218	Zhejiang Expressway, Cl. H	5,532,000		4,854,414
Chile—.5%							294,522,633
Banco Santander Chile, ADR	447,350		9,653,813	Hong Kong—6.5%
China—16.1%				China Mobile	109,200		1,037,749
Air China, Cl. H	1,352,000		881,525	China Mobile, ADR	225,010		10,699,225
Anhui Conch Cement, Cl. H	5,393,500		19,668,200	China Overseas Land & Investment	3,322,000		8,925,102
Baoxin Auto Group	1,500,000		1,237,026	China Power
Beijing Capital International				International Development	8,734,920		2,903,930
Airport, Cl. H	9,742,000		7,381,302	China Resources Power Holdings	6,398,000		15,449,745
China BlueChemical, Cl. H	5,556,000		3,243,157	China Unicom Hong Kong	1,558,000		2,075,848
China Cinda Asset				COSCO Pacific	7,260,731		9,730,187
Management, Cl. H	4,181,970		2,521,937	Global Bio-Chem
China Communications				Technology Group	46,045,920	[a]	2,907,333
Services, Cl. H	8,726,000		4,104,078	Haier Electronics Group	3,347,000		9,897,965
China Construction Bank, Cl. H	59,500,939		40,865,661	iShares FTSE A50
China Life Insurance, Cl. H	2,242,000		6,557,963	China Index ETF	6,281,700		6,807,391
China Longyuan Power Group, Cl. H	4,876,000		5,818,113	NWS Holdings	5,610,090		8,804,904
China Machinery Engineering, Cl. H	7,253,000		5,299,175	Parkson Retail Group	32,438,000		9,028,494
China Petroleum & Chemical, Cl. H	14,075,400		12,496,473	Shanghai Industrial Holdings	2,863,000		9,757,859
China Railway Group, Cl. H	9,016,000		3,915,176	Sino Biopharmaceutical	5,528,000		5,135,832

The Funds 71

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Emerging Markets Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Hong Kong (continued)				Malaysia—.3%
SJM Holdings	3,302,000		10,594,584	CIMB Group Holdings	2,611,914		5,707,708
Xinyi Glass Holdings	6,322,000		5,620,968	Mexico—1.5%
			119,377,116	Alpek	1,083,300		1,838,075
Hungary—.5%				America Movil, ADR, Ser. L	150,370		2,912,667
OTP Bank	324,200		5,759,249	Consorcio ARA	5,679,016	[a]	2,141,288
Richter Gedeon	206,726		3,682,509	Controladora Vuela
			9,441,758	Compania de Aviacion	538,432		4,996,649
India—12.0%				Grupo Financiero Banorte, Ser. O	1,487,100		9,627,475
Bharat Heavy Electricals	2,238,920		6,059,678	Grupo Lala	2,620,700		5,458,495
Grasim Industries	37,070		1,519,643				26,974,649
Grasim Industries, GDR	86,670		3,561,704	Peru—.3%
HCL Technologies	686,000		17,438,324	Credicorp	42,760		5,554,524
Hindustan Petroleum	1,366,982		5,839,117	Philippines—.8%
ICICI Bank	1,471,430		24,781,417	Metropolitan Bank & Trust	7,865,822		14,450,485
ICICI Bank, ADR	66,600		2,376,288	Poland—.9%
India Cements	8,926,423		8,000,368	Asseco Poland	134,321		2,204,183
Jubilant Life Sciences	964,337		1,930,074	Energa	1,964,558		11,471,681
Maruti Suzuki India	517,083		13,256,613	Powszechna Kasa
NMDC	3,805,155		7,827,642	Oszczednosci Bank Polski	211,846		3,103,134
Oil & Natural Gas	1,827,292		8,589,570				16,778,998
Oriental Bank of Commerce	855,908		2,308,935	Russia—7.5%
Power Grid Corporation of India	5,026,865		7,664,388	Gazprom, ADR	4,637,777		35,710,883
Punjab National Bank	425,560		3,791,453	JKX Oil & Gas	1,483,440	[a]	1,527,706
Reliance Industries	2,495,072		32,202,853	Lukoil, ADR	363,640		20,000,200
Rolta India	3,307,690		4,045,223	Magnit	53,710	[c]	13,170,498
Sesa Sterlite	1,134,952		3,253,053	Mobile TeleSystems	1,069,080	[c]	8,262,513
State Bank of India	280,068		6,928,271	Mobile Telesystems, ADR	764,070		13,157,285
State Bank of India, GDR	56,240	[b]	2,814,812	Rosneft, GDR	1,778,896		12,007,548
Steel Authority of India	5,042,132		4,531,248	Sberbank of Russia, ADR	443,534		4,572,836
Tata Consultancy Services	413,196		15,171,520	Sberbank of Russia, ADR	683,960		6,955,873
Tata Motors	2,150,350		14,465,770	Sberbank of Russia, ADR	791,140		8,226,118
Tata Steel	1,471,150		8,160,396	Yandex, Cl. A	385,580	[a]	14,459,250
Tech Mahindra	404,670		12,191,353				138,050,710
			218,709,713	South Africa—2.7%
Indonesia—.6%				AngloGold Ashanti	46,923		830,328
Aneka Tambang Persero	7,568,000		677,984	Barclays Africa Group	739,439		9,104,749
Bank Negara Indonesia Persero	24,147,200		9,464,188	Bidvest Group	271,650		6,398,813
			10,142,172	JD Group	1,708,949		3,607,309
Macau—.4%				MTN Group	959,499		17,544,666
Sands China	836,400		6,994,654	Murray & Roberts Holdings	1,205,668	[a]	2,799,127

BNY Mellon Emerging Markets Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
South Africa (continued)				Taiwan (continued)
Standard Bank Group	412,267		4,717,147	Compal Electronics	19,553,000		13,229,801
Tiger Brands	193,660		4,396,095	CTBC Financial Holding	673,913		434,847
			49,398,234	Delta Electronics	2,166,000		12,046,043
South Korea—16.6%				E.Sun Financial Holding	15,132,000		9,514,311
BS Financial Group	416,510		6,203,755	First Financial Holding	16,141,240		9,616,126
DGB Financial Group	609,770		9,367,895	Fubon Financial Holding	7,672,490		10,724,469
E-Mart	20,425		4,859,906	Hon Hai Precision Industry	3,792,402		10,514,284
Hana Financial Group	654,210		25,555,557	Inventec	9,305,000		9,812,356
Hite Jinro	303,732	[a]	6,686,372	King Yuan Electronics	2,621,000		2,119,430
Hyundai Development				Mega Financial Holding	16,755,598		13,383,242
Co-Engineering & Construction	96,910		2,655,379	Nan Ya Printed Circuit Board	5,589,983	[a]	6,789,602
Hyundai Mobis	26,013		7,639,415	Powertech Technology	728,200		1,016,663
Hyundai Motor	178,099		40,875,180	Radiant Opto-Electronics	2,293,050		9,309,035
KB Financial Group	362,788		13,559,945	Shin Kong Financial Holding	11,213,940		3,701,215
KB Financial Group, ADR	158,300		5,841,270	Siliconware Precision Industries	826,000		1,041,428
Kia Motors	84,677		4,394,478	Siliconware Precision Industries, ADR	325,330		2,062,592
Korea Electric Power	144,345		5,003,059	Simplo Technology	854,000		3,847,482
Korea Electric Power, ADR	783,770		13,567,059	Taiwan Semiconductor
KT	55,830		1,587,298	Manufacturing	1,456,517		5,191,888
KT, ADR	318,700		4,487,296	Taiwan Semiconductor
LG Electronics	141,984		8,100,071	Manufacturing, ADR	168,930		3,052,565
Mirae Asset Securities	126,208		4,486,739	Transcend Information	1,057,300		3,224,454
NongShim	12,439		3,484,085	United Microelectronics	12,137,397		4,927,387
POSCO	22,270		5,924,759	United Microelectronics, ADR	504,000		1,013,040
POSCO, ADR	56,320		3,748,659				178,123,737
Samsung Electronics	54,155		68,435,686	Thailand—3.3%
Samsung Fire & Marine Insurance	19,887		4,387,249	Bangkok Bank	1,813,800		9,534,611
Shinhan Financial Group	155,750		6,485,328	Jasmine International	41,478,200		9,853,059
Shinsegae	38,731		8,181,584	Kasikornbank	3,454,600		18,318,645
SK Hynix	710,060	[a]	25,775,012	PTT Global Chemical	8,460,783		19,450,076
SK Telecom	38,676		7,843,891	Thai Oil	1,746,100		2,783,056
SK Telecom, ADR	34,894		780,928				59,939,447
Sung Kwang Bend	67,226	[a]	1,454,727	Turkey—1.9%
Tongyang Life Insurance	296,485		2,805,151	Asya Katilim Bankasi	10,798,279	[a]	5,813,800
			304,177,733	Emlak Konut Gayrimenkul
Taiwan—9.7%				Yatirim Ortakligi	7,997,290		8,141,116
Advanced Semiconductor				Enka Insaat ve Sanayi	2,651,360		8,013,159
Engineering	13,912,842		13,776,000	Turkiye Garanti Bankasi	1,351,430		3,705,312
Catcher Technology	1,755,000		12,743,415	Turkiye Halk Bankasi	1,740,946		8,546,212
China Life Insurance	15,841,440		15,032,062				34,219,599

The Funds 73

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Emerging Markets Fund (continued)
Common Stocks (continued)	Shares	Value ($)	Preferred Stocks (continued)	Shares	Value ($)
United Arab Emirates—.2%			Brazil (continued)
Emaar Properties	1,101,340	2,728,613	Suzano Papel e Celulose, Cl. A	1,442,000	5,461,119
United States—2.3%			Vale	1,030,200	12,781,114
iShares MSCI Emerging Markets ETF	1,065,500	42,065,940	Total Preferred Stocks
Total Common Stocks			(cost $89,151,172)		75,154,382
(cost $1,693,779,005)		1,711,893,454
			Other Investment—.3%
Preferred Stocks—4.1%			Registered Investment Company;
Brazil			Dreyfus Institutional Preferred
Banco do Estado do			Plus Money Market Fund
Rio Grande do Sul, Cl. B	775,600	3,770,909	(cost $6,356,687)	6,356,687 [d] 6,356,687
Bradespar	282,800	2,570,196	Total Investments
Cia Brasileira de Distribuicao			(cost $1,789,286,864)	98.0%	1,793,404,523
Grupo Pao de Acucar	508,800	21,458,677
			Cash and Receivables (Net)	2.0%	35,778,748
Gerdau	227,300	1,399,813
Itau Unibanco Holding	2,080,660	27,712,554	Net Assets	100.0%	1,829,183,271

ADR—American Depository Receipts
ADS—American Depository Shares
ETF—Exchange-Traded Funds
GDR—Global Depository Receipts

a Non-income producing security.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2014, this security was valued at $2,814,812 or .2% of net assets.
c The valuation of this security has been determined in good faith by management under the direction of the Board of Directors.At February 28, 2014, the value of these securities amounted to $21,433,011 or 1.2% of net assets.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	28.1	Consumer Staples	5.0
Information Technology	16.6	Utilities	4.8
Energy	11.5	Exchange-Traded Funds	2.7
Consumer Discretionary	8.8	Health Care	1.5
Materials	6.9	Money Market Investment	.3
Industrial	6.5
Telecommunication Services	5.3		98.0

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS

February 28, 2014 (Unaudited)

BNY Mellon International Appreciation Fund
Common Stocks—97.1%	Shares		Value ($)		Shares		Value ($)
Automobiles & Components—5.2%				Capital Goods—8.9%
Bridgestone, ADR	30,448		551,413	ABB, ADR	372	[a]	9,479
Daimler	12,157		1,123,307	Airbus Group, ADR	31,572		576,820
Denso, ADR	27,288		729,135	Asahi Glass, ADR	38,076		207,133
Fiat, ADR	21,195	[a]	222,929	Atlas Copco, Cl. A, ADR	13,747		386,566
Honda Motor, ADR	17,948		647,025	Atlas Copco, Cl. B, ADR	17,820		469,201
Nissan Motor, ADR	14,962		267,969	BAE Systems, ADR	121		3,346
Toyota Motor, ADR	15,548		1,792,684	Hutchison Whampoa, ADR	14,325		387,062
Volkswagen, ADR	10,750		547,820	ITOCHU, ADR	11,705		291,361
			5,882,282	Kajima, ADR	7,417		260,156
Banks—13.1%				Kawasaki Heavy Industries, ADR	17,754		292,053
Australia & New Zealand				Keppel, ADR	28,187		462,577
Banking Group, ADR	36,898		1,063,769	Komatsu, ADR	15,788		335,021
Banco Bilbao Vizcaya				Kubota, ADR	6,271		441,917
Argentaria, ADR	71,188		876,324	Marubeni, ADR	4,423		307,929
Banco Santander, ADR	112,859		1,021,374	Metso, ADR	11,062		355,754
Bank of Ireland, ADR	11,000	[a]	237,600	Mitsubishi Electric, ADR	18,575		441,156
Bank of Yokohama, ADR	13,208		265,613	Mitsubishi, ADR	10,957		418,010
Barclays, ADR	41,305		702,185	Mitsui & Co., ADR	811		250,753
BNP Paribas, ADR	20,711		846,459	Nidec, ADR	6,281		193,141
Commerzbank, ADR	3,792		68,332	NSK, ADR	16,210		354,026
Commonwealth				Rolls-Royce Holdings, ADR	8,097		675,209
Bank of Australia, ADR	6,823	[b]	1,367,518
				Sandvik, ADR	34,476		481,974
Credit Agricole, ADR	22,091	[a]	173,856
				Siemens, ADR	1,861		247,755
Danske Bank, ADR	27,008	[a]	357,046
				SKF, ADR	22,490		598,459
Erste Group Bank, ADR	11,283		199,145
				Sumitomo Electric Industries, ADR	2,702		414,082
Hachijuni Bank, ADR	2,799		150,026
				Sumitomo, ADR	24,536		322,158
Hang Seng Bank, ADR	24,669		400,871
				TOTO, ADR	16,445		464,407
HSBC Holdings, ADR	35,078		1,851,768
				Volvo, ADR	29,652		444,483
Intesa Sanpaolo, ADR	30,734		568,272
							10,091,988
Lloyds Banking Group, ADR	139,680	[a]	780,811
				Commercial & Professional
Mitsubishi UFJ Financial Group, ADR	72,092		419,575	Services—1.3%
National Australia Bank, ADR	64,206		994,551	Dai Nippon Printing, ADR	12,828		129,306
Shinsei Bank, ADR	57,546		239,391	Experian, ADR	31,640		573,950
Societe Generale, ADR	40,745		539,056	Secom, ADR	37,120		524,877
Sumitomo Mitsui Financial Group, ADR	13,296		120,329	Toppan Printing, ADR	39,905		294,100
Sumitomo Mitsui Trust Holdings, ADR	8,240		38,563				1,522,233
United Overseas Bank, ADR	13,700		445,250	Consumer Durables & Apparel—2.1%
Westpac Banking, ADR	38,815		1,170,272	Adidas, ADR	10,475		608,807
			14,897,956

The Funds 75

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Appreciation Fund (continued)

Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Consumer Durables &				Food & Staples Retailing (continued)
Apparel (continued)				Delhaize Group, ADR	4,473		320,401
Casio Computer, ADR	2,290		259,938	J. Sainsbury, ADR	13,245		306,092
Electrolux, Cl. B, ADR	6,467		305,178	Koninklijke Ahold, ADR	13,654		254,784
LVMH Moet Hennessy				Tesco, ADR	31,021		514,638
Louis Vuitton, ADR	19,319		713,837				1,844,707
Panasonic, ADR	17,520		220,647	Food, Beverage & Tobacco—7.4%
Sega Sammy Holdings, ADR	37,384		212,341	Ajinomoto, ADR	21,230		328,216
Sharp, ADR	2,118	[a]	6,735	Anheuser-Busch InBev, ADR	2,000		209,220
Sony, ADR	2,522		44,261	British American Tobacco, ADR	7,800		848,562
			2,371,744	Coca-Cola Amatil, ADR	11,581		235,094
Consumer Services—1.1%				Coca-Cola HBC AG, ADR	3,685		91,572
Compass Group, ADR	35,621		567,086	Danone, ADR	31,852		451,343
InterContinental				Diageo, ADR	5,698		716,296
Hotels Group, ADR	5,257		171,799
				Heineken, ADR	11,309		381,792
Sodexo, ADR	4,962		527,858
				Imperial Tobacco Group, ADR	5,587		456,737
			1,266,743
				Kirin Holdings, ADR	25,382		347,987
Diversified Financials—3.3%
				Nestle, ADR	31,905		2,406,913
Credit Suisse Group, ADR	16,875	[a]	529,369
				Orkla, ADR	26,607		223,499
Daiwa Securities Group, ADR	57,790		521,844
				SABMiller, ADR	13,542		664,641
Deutsche Bank	12,683		613,096
				Unilever (NY Shares)	13,003		514,399
ING Groep, ADR	43,569	[a]	632,622
				Unilever, ADR	7,390		303,212
Nomura Holdings, ADR	10,857		73,719
				Yamazaki Baking, ADR	2,023		233,686
ORIX, ADR	5,179		382,469
							8,413,169
UBS	47,851	[a]	1,022,097
				Health Care Equipment &
			3,775,216	Services—1.0%
Energy—7.0%				Essilor International, ADR	9,284		482,489
BG Group, ADR	37,135		670,658	Fresenius Medical Care & Co., ADR	8,450		290,257
BP, ADR	29,195		1,477,559	Olympus, ADR	5,140	[a]	177,484
ENI, ADR	15,875		761,047	Smith & Nephew, ADR	2,393		190,579
Repsol, ADR	13,412		337,044				1,140,809
Royal Dutch Shell, Cl. A, ADR	25,414		1,851,918	Household & Personal
Royal Dutch Shell, Cl. B, ADR	1,593		124,127	Products—1.7%
Statoil, ADR	8,955		235,875	Henkel & Co., ADR	5,822		648,105
Technip, ADR	14,012		342,593	Kao, ADR	6,988		240,946
Total, ADR	24,569		1,594,528	L’Oreal, ADR	19,014		642,673
Woodside Petroleum, ADR	15,715		533,839	Shiseido, ADR	4,862		86,495
			7,929,188	Svenska Cellulosa, ADR	10,419		316,321
Food & Staples Retailing—1.6%							1,934,540
Aeon, ADR	36,968		448,792

BNY Mellon International Appreciation Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares	Value ($)
Insurance—5.4%				Materials (continued)
Aegon (NY Shares)	41,900		375,005	Toray Industries, ADR	3,528	244,138
Ageas, ADR	12,975		592,049	UPM-Kymmene, ADR	14,622	263,050
Allianz, ADR	69,670		1,238,036			9,380,183
AXA, ADR	28,100		729,195	Media—1.8%
Legal & General Group, ADR	41,000		818,360	British Sky Broadcasting Group, ADR	2,995	189,853
MS&AD Insurance				Pearson, ADR	1,012	17,285
Group Holdings, ADR	14,902		175,099	Publicis Groupe, ADR	24,564	577,745
Prudential, ADR	21,350		969,290	Reed Elsevier, ADR	6,531	401,526
Tokio Marine Holdings, ADR	13,055		388,256	Wolters Kluwer, ADR	7,972	229,673
Zurich Insurance Group, ADR	26,797	[a]	818,916	WPP, ADR	5,529	604,817
			6,104,206			2,020,899
Materials—8.2%				Pharmaceuticals, Biotech &
Air Liquide, ADR	23,061		632,794	Life Sciences—9.4%
Akzo Nobel, ADR	13,015		358,563	AstraZeneca, ADR	8,312	563,221
Alumina, ADR	8,220	[a]	37,812	Bayer, ADR	10,580	1,494,108
Amcor, ADR	7,596		276,722	Eisai, ADR	11,123	433,130
Anglo American, ADR	29,277		370,354	GlaxoSmithKline, ADR	14,399	805,480
ArcelorMittal (NY Shares)	4,455	[a]	69,765	Novartis, ADR	25,237	2,099,214
Asahi Kasei, ADR	17,985		252,869	Novo Nordisk, ADR	26,075	1,239,345
BASF, ADR	10,546		1,204,986	Roche Holding, ADR	61,632	2,365,436
BHP Billiton Ltd., ADR	9,704		668,606	Sanofi, ADR	27,039	1,401,702
BHP Billiton PLC, ADR	15,134		971,300	Teva Pharmaceutical
Boral, ADR	12,221		243,653	Industries, ADR	6,900	344,241
James Hardie Industries, ADR	5,924		377,359			10,745,877
Johnson Matthey, ADR	3,051		333,574	Real Estate—2.9%
Kobe Steel, ADR	24,450	[a]	166,490	British Land, ADR	12,476	144,347
Koninklijke DSM, ADR	4,946		79,284	CapitaLand, ADR	32,796	149,550
Lafarge, ADR	13,770		256,535	Cheung Kong Holdings, ADR	22,243	346,991
Newcrest Mining, ADR	12,139		122,118	City Developments, ADR	27,591	202,794
Nippon Steel & Sumitomo Metal, ADR	14,082		409,082	Daiwa House Industry, ADR	2,061	374,690
Nitto Denko, ADR	8,620		202,053	Hysan Development, ADR	23,301	194,549
Norsk Hydro, ADR	40,233		199,153	Lend Lease Group, ADR	31,616	319,129
OJI Holdings, ADR	200		9,543	Mitsubishi Estate, ADR	19,000	447,070
Rexam, ADR	382		15,735	Sino Land, ADR	25,641	179,231
Rio Tinto, ADR	15,000		859,500	Sun Hung Kai Properties, ADR	26,037	331,972
Stora Enso, ADR	2,684		30,356	Swire Pacific, Cl. A, ADR	14,906	167,842
Syngenta, ADR	8,195		595,121	Westfield Group, ADR	26,214	483,648
Teijin, ADR	5,424		129,668			3,341,813

The Funds 77

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Appreciation Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares		Value ($)
Retailing—1.3%			Telecommunication
Hennes & Mauritz, ADR	82,506	740,904	Services (continued)
Kingfisher, ADR	32,128	426,017	Singapore
Marui Group, ADR	15,401	252,596	Telecommunications, ADR	17,960		512,938
		1,419,517	Swisscom, ADR	7,236		428,588
Semiconductors & Semiconductor			Telecom Corp of New Zealand, ADR	7,128		74,238
Equipment—.3%			Telecom Italia, ADR	22,896		259,870
Advantest, ADR	33,445	367,561	Telecom Italia, Cl. A, ADR	3,370		29,319
Software & Services—1.8%			Telefonica, ADR	40,428		615,314
Computershare, ADR	17,042	181,838	Telenor, ADR	6,496		430,750
Dassault Systemes, ADR	2,335	268,869	Telstra, ADR	17,148		388,917
Fujitsu, ADR	9,602	299,678	Verizon Communications	1		34
NICE Systems, ADR	1,000	41,080	Vodafone Group, ADR	25,540		1,061,713
Sage Group, ADR	10,064	289,139				5,334,528
SAP, ADR	10,312	827,950	Transportation—1.9%
Trend Micro, ADR	4,337	145,680	ANA Holdings, ADR	23,722		103,902
		2,054,234	Deutsche Lufthansa, ADR	15,916	[a]	409,200
Technology Hardware &			International Consolidated
Equipment—2.2%			Airlines Group, ADR	13,062	[a]	475,849
Alcatel-Lucent, ADR	29,800	127,544	MTR, ADR	18,662		676,888
Canon, ADR	10,097	315,228	Nippon Yusen, ADR	60,373		385,783
Ericsson, ADR	104	1,343	Ryanair Holdings, ADR	209	[a]	11,863
FUJIFILM Holdings, ADR	9,819	281,805	TNT Express, ADR	12,309		120,136
Hitachi, ADR	7,435	589,447				2,183,621
Kyocera, ADR	7,424	338,015	Utilities—3.5%
Omron, ADR	9,660	403,981	Centrica, ADR	26,440		566,874
Ricoh, ADR	4,031	253,348	CLP Holdings, ADR	22,613		175,251
TDK, ADR	4,571	196,607	E.ON, ADR	2,044		38,816
		2,507,318	Enel, ADR	114,307		580,680
Telecommunication Services—4.7%			Energias de Portugal, ADR	8,130		348,370
BT Group, ADR	4,903	338,160	GDF Suez, ADR	15,036		382,516
Deutsche Telekom, ADR	47,984	809,442	Hong Kong & China Gas, ADR	155,885		332,035
Koninklijke KPN, ADR	15,329	55,491	Iberdrola, ADR	20,840		553,510
Nippon Telegraph & Telephone, ADR	682	19,260	National Grid, ADR	308		21,498
NTT DOCOMO, ADR	5,465	91,156	RWE, ADR	9,180		362,977
Orange, ADR	11,452	142,348	SSE, ADR	16,682		389,191
Portugal Telecom, ADR	17,340	76,990	United Utilities Group, ADR	8,447		221,058

BNY Mellon International Appreciation Fund (continued)

Common Stocks (continued)	Shares		Value ($)	Other Investment—2.3%	Shares	Value ($)
Utilities (continued)				Registered
Veolia Environnement, ADR	977		18,543	Investment Company;
			3,991,319	Dreyfus Institutional
Total Common Stocks				Preferred Plus
(cost $124,994,132)			110,521,651	Money Market Fund
				(cost $2,603,485)	2,603,485 [d]	2,603,485
	Principal
Short-Term Investment—.2%	Amount ($)		Value ($)	Total Investments
				(cost $127,822,578)	99.6%	113,350,100
U.S. Treasury Bills:
				Cash and Receivables (Net)	.4%	491,617
0.05%, 6/26/14
(cost $224,961)	225,000	[c]	224,964	Net Assets	100.0%	113,841,717

ADR—American Depository Receipts

a Non-income producing security.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2014, this security was valued at $1,367,518 or 1.2% of net assets.
c Held by or on behalf of a counterparty for open financial futures contracts.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Banks	13.1	Technology Hardware & Equipment	2.2
Pharmaceuticals, Biotech & Life Sciences	9.4	Consumer Durables & Apparel	2.1
Capital Goods	8.9	Transportation	1.9
Materials	8.2	Media	1.8
Food, Beverage & Tobacco	7.4	Software & Services	1.8
Energy	7.0	Household & Personal Products	1.7
Insurance	5.4	Food & Staples Retailing	1.6
Automobiles & Components	5.2	Commercial & Professional Services	1.3
Telecommunication Services	4.7	Retailing	1.3
Utilities	3.5	Consumer Services	1.1
Diversified Financials	3.3	Health Care Equipment & Services	1.0
Real Estate	2.9	Semiconductors & Semiconductor Equipment	.3
Short-Term/Money Market Investments	2.5		99.6

† Based on net assets.
See notes to financial statements.

The Funds	79

STATEMENT OF FINANCIAL FUTURES

February 28, 2014 (Unaudited)

		Market Value		Unrealized
BNY Mellon		Covered by		Appreciation
International Appreciation Fund	Contracts	Contracts ($)	Expiration	at 2/28/2014	($)
Financial Futures Long
MSCI EAFE Index	32	3,086,880	March 2014	41,233

See notes to financial statements.

STATEMENT OF INVESTMENTS

February 28, 2014 (Unaudited)

BNY Mellon International Equity Income Fund
Common Stocks—96.2%	Shares	Value ($)		Shares	Value ($)
Australia—14.6%			Germany—6.1%
Australia & New Zealand			Deutsche Telekom	10,650	180,739
Banking Group	84,900	2,434,935	Muenchener Rueckversicherungs	10,100	2,211,745
Bendigo and Adelaide Bank	287,700	2,857,386	ProSiebenSat.1 Media	248,150	11,834,119
Commonwealth Bank of Australia	55,400	3,690,894			14,226,603
Insurance Australia Group	36,200	175,405	Hong Kong—2.6%
Metcash	2,605,600	7,207,810	Hang Seng Bank	172,200	2,791,395
National Australia Bank	88,100	2,731,112	NWS Holdings	493,000	773,752
Tabcorp Holdings	594,800	1,884,227	Shougang Fushan
Tatts Group	2,082,400	5,426,014	Resources Group	9,425,700	2,502,006
Telstra	801,400	3,611,392			6,067,153
Westpac Banking	146,700	4,381,469	Israel—2.3%
		34,400,644	Bezeq The Israeli
Belgium—2.1%			Telecommunication	3,402,200	5,517,134
Belgacom	49,000	1,478,157	Italy—.1%
Telenet Group Holding	54,000	3,446,555	Enel	24,700	126,827
		4,924,712	STMicroelectronics	13,050	118,327
Brazil—1.4%					245,154
Cielo	120,548	3,264,654	Japan—5.5%
China—3.0%			Aozora Bank	2,374,000	6,904,825
Bank of China, Cl. H	4,017,500	1,687,644	Canon	6,000	186,420
Bosideng International Holdings	5,784,100	1,035,996	Chugoku Electric Power	13,000	184,327
Guangzhou R&F Properties, Cl. H	2,112,300	2,863,379	Dai Nippon Printing	20,300	203,858
Jiangsu Expressway, Cl. H	47,300	60,218	Daito Trust Construction	11,000	1,023,042
Zhejiang Expressway, Cl. H	1,546,700	1,357,253	Eisai	9,000	351,086
		7,004,490	Hokuriku Electric Power	14,000	179,798
France—5.6%			Japan Airlines	4,000	198,880
GDF Suez	78,500	2,014,293	NTT DoCoMo	64,000	1,069,706
Neopost	75,350	6,927,815	Showa Shell Sekiyu	19,000	186,509
Total	65,300	4,238,984	Sumitomo	80,000	1,054,928
		13,181,092	Takeda Pharmaceutical	11,000	526,599

The Funds 81

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Equity Income Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Japan (continued)			Sweden—1.3%
TonenGeneral Sekiyu	98,000	864,734	Ratos, Cl. B	21,400	199,259
		12,934,712	Skanska, Cl. B	126,100	2,737,691
Netherlands—4.1%					2,936,950
Corio	55,849	2,621,776	Taiwan—.1%
Ziggo	153,800	7,037,420	Compal Electronics	129,000	87,283
		9,659,196	Farglory Land Development	112,000	183,352
New Zealand—2.5%					270,635
Auckland International Airport	965,800	3,028,373	Thailand—1.1%
Telecom Corporation of			Advanced Info Service	408,000	2,638,713
New Zealand	1,345,500	2,820,163	Turkey—3.4%
		5,848,536	Ford Otomotiv Sanayi	548,400	4,850,682
Norway—2.9%			Tupras Turkiye
Seadrill	183,300	6,761,516	Petrol Rafinerileri	117,200	2,062,699
Poland—1.8%			Turk Telekomunikasyon	407,900	1,096,223
KGHM Polska Miedz	30,400	1,179,065			8,009,604
PGE	110,500	675,307	United Kingdom—21.4%
Synthos	1,321,900	2,346,399	AstraZeneca	57,100	3,904,960
		4,200,771	Aviva	170,600	1,352,962
Portugal—.4%			BAE Systems	459,300	3,160,293
Portugal Telecom	227,800	1,022,220	BP	257,700	2,176,628
South Africa—4.2%			British American Tobacco	163,424	8,893,935
Kumba Iron Ore	83,800	3,467,720	GlaxoSmithKline	65,600	1,836,136
MMI Holdings	1,144,500	2,432,856	HSBC Holdings	272,000	2,868,120
Vodacom Group	347,900	3,863,384	ICAP	143,600	1,054,432
		9,763,960	Legal & General Group	960,100	3,864,966
Spain—5.4%			Marks & Spencer Group	13,000	109,607
Banco Santander	301,800	2,735,229	National Grid	216,100	3,019,784
Ferrovial	391,000	8,257,371	Resolution	479,600	3,034,142
Red Electrica	20,500	1,595,903	Royal Dutch Shell, Cl. A	71,177	2,595,926
		12,588,503

BNY Mellon International Equity Income Fund (continued)

Common Stocks (continued)	Shares	Value ($)	Preferred Stocks—1.8%	Shares	Value ($)
United Kingdom (continued)			Brazil
Royal Dutch Shell, Cl. B	10,600	413,045	AES Tiete
SSE	131,400	3,087,079	(cost $5,106,243)	578,900	4,295,921
Standard Life	530,000	3,461,268
Vodafone Group	1,292,345	5,388,558	Other Investment—2.6%
		50,221,841	Registered Investment Company;
United States—4.3%			Dreyfus Institutional Preferred
iShares MSCI EAFE ETF	90,000	6,075,900	Plus Money Market Fund
Vanguard FTSE			(cost $6,179,613)	6,179,613 [a]	6,179,613
Developed Markets ETF	40,000	1,674,400
			Total Investments
Verizon Communications	51,955	2,463,706	(cost $224,313,254)	100.6%	236,378,333
		10,214,006
			Liabilities, Less Cash and Receivables	(.6%)	(1,504,174)
Total Common Stocks
(cost $213,027,398)		225,902,799	Net Assets	100.0%	234,874,159

ETF—Exchange-Traded Funds
a Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	24.5	Materials	4.0
Telecommunication Services	16.7	Exchange-Traded Fund	3.3
Consumer Discretionary	10.7	Health Care	2.8
Industrial	11.8	Information Technology	2.6
Energy	8.2	Money Market Investment	2.6
Consumer Staples	6.9
Utilities	6.5		100.6

† Based on net assets.
See notes to financial statements.

The Funds 83

STATEMENT OF INVESTMENTS

February 23, 2014 (Unaudited)

BNY Mellon Asset Allocation Fund
	Coupon	Maturity	Principal
Bonds and Notes—13.9%	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./Auto Receivables—.1%
AmeriCredit Automobile Receivables Trust, Ser. 2013-2, Cl. A3	0.65	12/8/17	375,000		375,333
AmeriCredit Automobile Receivables Trust, Ser. 2011-3, Cl. A3	1.17	1/8/16	36,767		36,776
Nissan Auto Receivables Owner Trust, Ser. 2010-A, Cl. A4	1.31	9/15/16	116,851		117,009
					529,118
Casinos—.1%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	158,000	[a]	155,154
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	134,000	[a]	130,263
					285,417
Commercial Mortgage Pass-Through Ctfs.—.1%
WFRBS Commercial Mortgage Trust, Ser. 2011-C5, Cl. A2	2.68	11/15/44	80,000		82,965
WFRBS Commerical Mortgage Trust, Ser. 2013-C13, Cl. A4	3.00	5/15/45	540,000		521,509
					604,474
Consumer Discretionary—.6%
21st Century Fox America, Gtd. Notes	6.15	3/1/37	265,000		306,702
Amazon.com, Sr. Unscd. Notes	2.50	11/29/22	345,000		322,569
Comcast, Gtd. Notes	3.13	7/15/22	615,000		610,505
Discovery Communications, Gtd. Notes	3.70	6/1/15	390,000		404,698
Johnson Controls, Sr. Unscd. Notes	3.75	12/1/21	440,000		454,366
Time Warner Cable, Gtd. Notes	4.13	2/15/21	305,000		319,242
Time Warner, Gtd. Notes	4.00	1/15/22	350,000		362,287
					2,780,369
Consumer Staples—.3%
Anheuser-Busch InBev Worldwide, Gtd. Notes	2.50	7/15/22	305,000		289,115
ConAgra Foods, Sr. Unscd. Notes	3.20	1/25/23	150,000		142,878
PepsiCo, Sr. Unscd. Notes	4.50	1/15/20	375,000		417,881
Pernod Ricard, Sr. Unscd. Notes	4.45	1/15/22	290,000	[a]	303,999
Walgreen, Sr. Unscd. Notes	3.10	9/15/22	330,000		319,270
					1,473,143
Energy—.1%
BP Capital Markets, Gtd. Notes	3.20	3/11/16	275,000		289,252
Petrobras International Finance, Gtd. Notes	5.38	1/27/21	125,000		125,938
					415,190
Financial—2.1%
American International Group, Sr. Unscd. Notes	5.85	1/16/18	450,000		518,237
Bank of America, Sr. Unscd. Notes	2.60	1/15/19	970,000		983,000
BBVA US Senior, Bank Gtd. Notes	3.25	5/16/14	370,000		371,804
Bear Stearns, Sub. Notes	5.55	1/22/17	395,000		440,038
BlackRock, Sr. Unscd. Notes	6.25	9/15/17	420,000		489,862
Boston Properties, Sr. Unscd. Notes	4.13	5/15/21	360,000		380,284
Citigroup, Sr. Unscd. Notes	2.50	9/26/18	415,000		420,429
Citigroup, Sr. Unscd. Notes	6.13	11/21/17	195,000		225,741

BNY Mellon Asset Allocation Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Financial (continued)
Ford Motor Credit, Sr. Unscd. Notes	3.00	6/12/17	320,000		333,474
General Electric Capital, Jr. Sub. Cap. Secs., Ser. C	5.25	6/29/49	270,000	[b]	266,287
General Electric Capital, Sub. Notes	5.30	2/11/21	295,000		333,533
Goldman Sachs Group, Sub. Notes	6.75	10/1/37	445,000		515,266
HSBC Finance, Sub. Notes	6.68	1/15/21	582,000		685,105
MetLife, Sr. Unscd. Notes	7.72	2/15/19	345,000		433,582
Morgan Stanley, Sub. Notes	4.88	11/1/22	625,000		660,659
NYSE Euronext, Gtd. Notes	2.00	10/5/17	385,000		393,848
Prudential Financial, Sr. Unscd. Notes	4.75	9/17/15	395,000		419,415
Rabobank Nederland, Gtd. Notes	4.50	1/11/21	440,000		478,728
RBS Citizens Financial Group, Sub. Notes	4.15	9/28/22	445,000	[a]	443,875
Simon Property Group, Sr. Unscd. Notes	5.65	2/1/20	450,000		522,101
TD Ameritrade Holding, Gtd. Notes	4.15	12/1/14	335,000		344,301
					9,659,569
Foreign/Governmental—.2%
Mexican Government, Sr. Unscd. Notes	5.63	1/15/17	315,000		353,587
Mexican Government, Sr. Unscd. Notes	6.63	3/3/15	185,000	[c]	196,378
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	330,000		363,698
					913,663
Health Care—.1%
Amgen, Sr. Unscd. Notes	5.65	6/15/42	410,000		460,304
Thermo Fisher Scientific, Sr. Unscd. Notes	3.60	8/15/21	130,000		133,374
					593,678
Industrial—.1%
ABB Finance USA, Gtd. Notes	2.88	5/8/22	575,000		561,430
Information Technology—.3%
Intel, Sr. Unscd. Notes	2.70	12/15/22	575,000		546,971
Oracle, Sr. Unscd. Notes	5.75	4/15/18	520,000		604,246
					1,151,217
Materials—.1%
Eastman Chemical, Sr. Unscd. Notes	3.60	8/15/22	365,000		361,973
Municipal Bonds—.7%
Chicago, GO	7.78	1/1/35	340,000		405,423
Florida Hurricane Catastrophe Fund
Finance Corporation, Revenue Bonds	3.00	7/1/20	750,000		745,267
Illinois, GO	4.42	1/1/15	440,000		453,882
Massachusetts, GO (Build America Bonds)	4.20	12/1/21	210,000		229,677
New York City Municipal Water Finance Authority,
Water and Sewer System Second General
Resolution Revenue (Build America Bonds)	6.28	6/15/42	320,000		352,362
Oakland Unified School District, GO (Build America Bonds)	9.50	8/1/34	180,000		211,201

The Funds 85

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Municipal Bonds (continued)
Puerto Rico Commonwealth Government
Development Bank, Revenue Bonds	3.67	5/1/14	415,000		406,966
University of California Regents, Medical Center
Pooled Revenue (Build America Bonds)	5.44	5/15/23	135,000		156,048
					2,960,826
Telecommunication Services—.3%
AT&T, Sr. Unscd. Notes	4.45	5/15/21	450,000		485,422
Telefonica Emisiones, Gtd. Notes	5.13	4/27/20	495,000		539,587
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/23	475,000		521,270
					1,546,279
U.S. Government Agencies/Mortgage-Backed—4.2%
Federal Home Loan Mortgage Corp.:
3.00%, 9/1/27—11/1/42			2,166,812	[d]	2,189,105
3.50%, 12/1/28—6/1/43			1,414,877	[d]	1,443,047
4.00%, 6/1/26—12/1/43			856,924	[d]	912,635
4.50%, 5/1/39—11/1/41			2,918,144	[d]	3,149,313
5.00%, 7/1/40			698,443	[d]	763,758
5.50%, 12/1/37—12/1/38			668,618	[d]	736,830
Federal National Mortgage Association:
2.50%, 3/1/28—7/1/28			1,307,629	[d]	1,318,689
3.00%, 10/1/32—5/1/43			1,342,609	[d]	1,320,976
3.34%, 4/1/41			233,914	[b,d]	248,363
3.50%, 9/1/26—1/1/44			2,494,551	[d]	2,576,558
4.00%, 2/1/41—11/1/42			1,518,710	[d]	1,595,562
4.50%, 6/1/23—12/1/43			339,513	[d]	364,716
5.00%, 12/1/21—11/1/43			1,313,920	[d]	1,445,212
5.50%, 4/1/36—1/1/39			943,795	[d]	1,046,895
6.00%, 4/1/33—9/1/34			280,224	[d]	315,822
6.50%, 10/1/36			41,376	[d]	46,342
					19,473,823
U.S. Government Securities—4.4%
U.S. Treasury Inflation Protected Securities:
Notes, 0.13%, 1/15/23			641,128	[e]	627,153
Notes, 0.13%, 4/15/16			1,457,032	[e]	1,507,515
Notes, 0.13%, 4/15/18			766,217	[e]	793,873
Notes, 0.63%, 7/15/21			615,242	[e]	642,639
Notes, 1.38%, 1/15/20			501,135	[c,e]	549,644
Notes, 1.38%, 7/15/18			594,407	[e]	653,987
Notes, 2.38%, 1/15/17			751,160	[c,e]	831,733
U.S. Treasury Notes:
0.25%, 8/15/15			2,045,000		2,046,836
0.25%, 9/15/15			770,000	[c]	770,451
0.25%, 12/15/15			715,000	[c]	714,763
0.25%, 4/15/16			530,000		528,675
0.38%, 2/15/16			255,000		255,294
0.38%, 3/15/16			345,000		345,256

BNY Mellon Asset Allocation Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Securities (continued)
U.S. Treasury Notes (continued):
0.50%, 6/15/16			465,000		465,854
0.63%, 8/15/16			405,000		406,376
0.63%, 10/15/16			420,000		420,837
0.63%, 9/30/17			1,090,000	[c]	1,076,759
0.63%, 4/30/18			315,000		307,482
0.75%, 10/31/17			650,000		643,982
0.88%, 9/15/16			1,120,000		1,130,194
0.88%, 12/31/16			640,000	[c]	644,350
0.88%, 1/31/18			250,000		247,764
1.00%, 5/31/18			675,000		668,066
1.25%, 4/30/19			780,000		767,173
1.25%, 10/31/19			25,000		24,326
1.38%, 9/30/18			785,000		784,908
1.38%, 2/28/19			220,000		218,470
1.50%, 6/30/16			150,000		153,680
1.50%, 7/31/16			510,000		522,611
1.75%, 7/31/15			540,000		551,960
2.00%, 11/30/20			640,000		637,125
2.25%, 7/31/18			180,000		187,362
2.63%, 1/31/18			330,000		349,194
					20,476,292
Utilities—.1%
Boston Gas, Sr. Unscd. Notes	4.49	2/15/42	250,000	[a]	251,006
Hydro-Quebec, Gov’t Gtd. Notes	2.00	6/30/16	280,000		288,619
					539,625
Total Bonds and Notes
(cost $63,086,215)					64,326,086

Common Stocks—17.6%			Shares		Value ($)
Consumer Discretionary—2.0%
Bed Bath & Beyond			8,080	[f]	547,986
Best Buy			17,500		466,025
CBS, Cl. B			13,490		904,909
Comcast, Cl. A			15,540		803,263
GameStop, Cl. A			7,365	[c]	274,788
Hanesbrands			10,115		741,227
Home Depot			14,330		1,175,490
Las Vegas Sands			2,950		251,487
Lowe’s			16,430		821,993
Macy’s			3,380		195,567
Target			11,805		738,285
Time Warner			2,115		141,980
Walt Disney			16,855		1,362,053

The Funds 87

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Consumer Discretionary (continued)				Financial (continued)
Whirlpool	1,185		171,387	Crown Castle International	2,235		169,636
Wyndham Worldwide	10,115		737,181	FactSet Research Systems	4,280	[c]	450,641
			9,333,621	Franklin Resources	13,400		713,550
Consumer Staples—1.9%				JPMorgan Chase & Co.	4,637		263,474
Altria Group	24,860		901,424	Moody’s	2,115		167,085
Archer-Daniels-Midland	15,245		618,947	Public Storage	4,135	[g]	698,815
Coca-Cola	3,790		144,778	Simon Property Group	4,805	[g]	774,998
CVS Caremark	14,755		1,079,181	SLM	25,705		615,378
Energizer Holdings	5,900		574,306	State Street	10,115		664,252
Green Mountain				T. Rowe Price Group	7,590		616,080
Coffee Roasters	5,475	[c]	601,045	Travelers	8,425		706,352
Hershey	5,900		624,338	Wells Fargo & Co.	30,345		1,408,615
Kroger	16,685		699,769	XL Group	18,545		563,768
PepsiCo	14,330		1,147,403				13,025,701
Procter & Gamble	19,805		1,557,861	Health Care—2.4%
Tyson Foods, Cl. A	3,380		133,341	Abbott Laboratories	23,595		938,609
Wal-Mart Stores	9,960		744,012	AbbVie	6,740		343,133
			8,826,405	Allergan	7,590		963,930
Energy—1.8%				Amgen	8,935		1,108,119
Anadarko Petroleum	8,425		709,048	Celgene	5,945	[f]	955,659
Chesapeake Energy	22,755		589,582	Covance	4,270	[f]	442,201
Chevron	3,590		414,035	Eli Lilly & Co.	15,165		903,986
ConocoPhillips	13,905		924,683	Johnson & Johnson	19,385		1,785,746
Denbury Resources	8,425		137,833	Medtronic	15,165		898,678
Ensco, Cl. A	2,530		133,230	Mettler-Toledo International	2,115	[f]	519,782
EOG Resources	960		181,843	Pfizer	51,410		1,650,775
EQT	5,930		606,580	Stryker	1,005		80,641
Exxon Mobil	26,545		2,555,487	WellPoint	7,980		722,908
Marathon Petroleum	10,115		849,660				11,314,167
Occidental Petroleum	8,075		779,399	Industrial—1.6%
Phillips 66	1,300		97,318	AECOM Technology	16,855	[f]	538,349
Schlumberger	2,115		196,695	AGCO	2,530		132,774
			8,175,393	Boeing	7,745		998,485
Exchange-Traded Funds—.1%
				Copa Holdings, Cl. A	3,570		483,592
Standard & Poor’s Depository
				CSX	6,325		175,266
Receipts S&P 500 ETF Trust	3,710	[c]	691,136
				Emerson Electric	2,530		165,108
Financial—2.8%
				General Electric	33,785		860,504
Affiliated Managers Group	2,125	[f]	399,606
				Honeywell International	2,530		238,933
Bank of America	91,025		1,504,643
				Kirby	5,495	[f]	574,832
Berkshire Hathaway, Cl. B	13,570	[f]	1,571,135
				Masco	29,940		699,099
Citigroup	24,465		1,189,733
				Northrop Grumman	7,165		867,180
Corrections Corporation of America	16,430	[g]	547,940

BNY Mellon Asset Allocation Fund (continued)

Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Industrial (continued)				Utilities (continued)
Oshkosh	10,540		609,528	NextEra Energy	4,720		431,361
Rockwell Automation	1,265		155,393				1,274,056
Union Pacific	5,775		1,041,694	Total Common Stocks
			7,540,737	(cost $70,553,232)			81,401,869
Information Technology—3.3%
Accenture, Cl. A	10,955		913,099	Other Investment—68.4%
Apple	2,950		1,552,408	Registered Investment Companies:
Cisco Systems	43,405		946,229	Bonds and Notes—12.4%
DST Systems	1,700		159,766	BNY Mellon Intermediate
Facebook, Cl. A	1,905	[f]	130,416	Bond Fund, Cl. M	1,428,622	[h]	18,243,502
Google, Cl. A	1,875	[f]	2,279,344	BNY Mellon Short-Term
Hewlett-Packard	33,295		994,855	U.S. Government
				Securities Fund, Cl. M	1,203,523	[h]	14,454,309
Intel	12,710		314,700
				Dreyfus High Yield Fund, Cl. I	2,791,035	[h]	19,146,498
International Business Machines	8,095		1,498,951
				Dreyfus Inflation Adjusted
Intuit	8,425		658,414
				Securities Fund, Cl. I	424,611	[h]	5,405,293
MasterCard, Cl. A	7,900		613,988
							57,249,602
Micron Technology	31,150	[f]	753,518
				Domestic Common Stocks—32.0%
Microsoft	15,595		597,444
				BNY Mellon Focused Equity
NetApp	15,165		612,818	Opportunities Fund, Cl. M	2,151,111	[h]	35,686,936
NeuStar, Cl. A	7,185	[c,f]	257,367	BNY Mellon Income
Oracle	36,235		1,417,151	Stock Fund, Cl. M	2,224,202	[h]	20,351,448
SanDisk	10,115		751,545	BNY Mellon Mid Cap
Symantec	29,850		641,178	Multi-Strategy Fund, Cl. M	1,733,324	[h]	25,809,187
			15,093,191	BNY Mellon Small/Mid
Materials—.5%				Cap Fund, Cl. M	427,066	[h]	7,012,428
Dow Chemical	3,790		184,611	Dreyfus Institutional Preferred
				Plus Money Market Fund	11,656,615	[i]	11,656,615
International Flavors & Fragrances	1,695		158,974
				Dreyfus Select Managers
LyondellBasell Industries, Cl. A	2,950		259,836
				Small Cap Growth Fund, Cl. I	573,681	[h]	15,483,641
Packaging Corporation of America	10,540		768,261
				Dreyfus Select Managers
PPG Industries	930		183,973	Small Cap Value Fund, Cl. I	597,974	[h]	14,853,684
Scotts Miracle-Gro, Cl. A	10,175		581,094	Dreyfus U.S. Equity Fund, Cl. I	844,756	[h]	16,675,480
			2,136,749				147,529,419
Telecommunication Services—.9%				Foreign Common Stocks—24.0%
AT&T	41,717		1,332,024	ASG Global Alternatives
CenturyLink	8,005	[c]	250,236	Fund, Cl. Y	1,046,869		11,861,025
QUALCOMM	16,010		1,205,393	BNY Mellon Emerging
Verizon Communications	25,285		1,203,060	Markets Fund, Cl. M	3,548,733	[h]	33,429,069
			3,990,713	BNY Mellon International
Utilities—.3%				Fund, Cl. M	1,708,724	[h]	21,786,232
Aqua America	7,175		180,738	Dreyfus Global Real Estate
				Securities Fund, Cl. I	809,538	[h]	6,800,121
Edison International	12,640		661,957

The Funds 89

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)

				Investment of Cash Collateral
Other Investment (continued)	Shares		Value ($)	for Securities Loaned—.4%	Shares	Value ($)

Foreign Common				Registered Investment Company;
Stocks (continued)				Dreyfus Institutional Cash
Dreyfus/Newton International				Advantage Fund
Equity Fund, Cl. I	556,785	[h]	11,341,710	(cost $1,744,082)	1,744,082 [i]	1,744,082
Global Stock Fund, Cl. I	959,464	[h]	17,471,832
TCW Emerging Markets				Total Investments
Income Fund, Cl. I	929,569		7,826,968	(cost $402,018,469)	100.3%	462,768,015
			110,516,957	Liabilities, Less Cash and Receivables	(.3%)	(1,453,081)
Total Other Investment				Net Assets	100.0%	461,314,934
(cost $266,634,940)			315,295,978

ETF—Exchange-Traded Funds
GO—General Obligation

a Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2014, these securities were valued at $1,284,297 or .3% of net assets.
b Variable rate security—interest rate subject to periodic change.
c Security, or portion thereof, on loan.At February 28, 2014, the value of the fund’s securities on loan was $6,340,837 and the value of the collateral held by the fund was
$6,484,593, consisting of cash collateral of $1,744,082 and U.S. Government & Agency securities valued at $4,740,511.
[d] The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with
FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
f Non-income producing security.
g Investment in real estate investment trust.
[h] Investment in affiliated mutual fund.
i Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Mutual Funds: Domestic	41.9	Municipal Bonds	.7
Mutual Funds: Foreign	24.0	Foreign/Governmental	.2
Common Stocks	17.5	Asset-Backed	.1
U.S. Government Agencies/Mortgage-Backed	8.6	Commercial Mortgage-Backed	.1
Corporate Bonds	4.2	Exchange-Traded Funds	.1
Money Market Investments	2.9		100.3

† Based on net assets.
See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

February 28, 2014 (Unaudited)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Large Cap	Large Cap Market	Tax-Sensitive Large Cap	Income
	Stock Fund	Opportunities Fund	Multi-Strategy Fund	Stock Fund
Assets ($):
Investments in securities—
See Statement of Investments:†
(including securities on loan)††—Note 2(c):
Unaffiliated issuers	481,998,621	106,784,218	444,276,483	1,133,981,754
Affiliated issuers	625,617	109,268,551	253,352,748	148,017,890
Cash	—	20,000	155,000	—
Dividends and securities
lending income receivable	1,007,603	195,501	990,521	3,612,941
Receivable for shares of
Beneficial Interest subscribed	343,850	493,500	224,200	569,087
Receivable for investment securities sold	—	809,061	1,307,828	2,521,825
Prepaid expenses	15,223	12,134	15,420	19,249
	483,990,914	217,582,965	700,322,200	1,288,722,746
Liabilities ($):
Due to The Dreyfus Corporation
and affiliates—Note 4(b)	275,668	78,381	284,078	590,334
Due to Administrator—Note 4(a)	45,093	10,298	42,105	107,744
Cash overdraft due to Custodian	290,324	—	—	1,335,369
Payable for shares of Beneficial Interest redeemed	686,858	86,003	285,386	625,045
Liability for securities on loan—Note 2(c)	949	2,107,143	—	124,896,508
Payable for investment securities purchased	—	277,632	445,775	—
Interest payable—Note 3	—	36	—	—
Outstanding options written, at value (premiums
received $155,647 for BNY Mellon Income Stock
Fund)—See statement of Options Written—Note 5	—	—	—	447,800
Accrued expenses	44,188	29,493	37,122	64,473
	1,343,080	2,588,986	1,094,466	128,067,273
Net Assets ($)	482,647,834	214,993,979	699,227,734	1,160,655,473

The Funds 91

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Large Cap	Large Cap Market	Tax-Sensitive Large Cap	Income
	Stock Fund	Opportunities Fund	Multi-Strategy Fund	Stock Fund
Composition of Net Assets ($):
Paid-in capital	365,626,396	159,275,761	557,746,991	917,235,346
Accumulated undistributed (distribution in
excess of) investment income—net	2,183	(812,499)	(1,330,173)	333,638
Accumulated net realized gain (loss) on investments	51,064,856	11,128,553	12,437,299	33,269,849
Accumulated net unrealized appreciation
(depreciation) on investments	65,954,399	45,402,164	130,373,617	—
Accumulated net unrealized appreciation (depreciation)
on investments and options transactions	—	—	—	209,816,640
Net Assets ($)	482,647,834	214,993,979	699,227,734	1,160,655,473
Net Asset Value Per Share
Class M Shares
Net Assets ($)	470,828,461	214,449,894	697,097,474	1,156,643,510
Shares Outstanding	72,266,713	14,070,774	43,645,363	126,340,035
Net Asset Value Per Share ($)	6.52	15.24	15.97	9.16
Investor Shares
Net Assets ($)	11,819,373	544,085	2,130,260	4,011,963
Shares Outstanding	1,813,275	35,480	131,017	434,654
Net Asset Value Per Share ($)	6.52	15.33	16.26	9.23
+ Investments at cost ($):
Unaffiliated issuers	416,044,222	73,990,675	341,479,934	923,872,961
Affiliated issuers	625,617	96,659,930	225,775,680	148,017,890
††Value of securities on loan ($)	931	2,048,776	—	122,184,827

See notes to financial statements.

	BNY Mellon	BNY Mellon	BNY Mellon
	Mid Cap	Small Cap	Focused Equity	BNY Mellon
	Multi-Strategy Fund	Multi-Strategy Fund	Opportunities Fund	Small/Mid Cap Fund
Assets ($):
Investments in securities—
See Statement of Investments†
(including securities on loan)††—Note 2(c):
Unaffiliated issuers	1,857,558,168	364,679,786	608,377,753	464,007,704
Affiliated issuers	48,552,063	33,277,239	5,432,233	1,657,609
Cash	1,779,331	61,615	145,631	9,976
Receivable for investment securities sold	11,806,511	4,045,909	2,568,810	—
Dividends and securities
lending income receivable	1,897,114	141,345	628,344	575,212
Receivable for shares of
Beneficial Interest subscribed	1,246,782	161,000	534,091	1,000
Prepaid expenses	32,224	17,250	20,284	19,274
	1,922,872,193	402,384,144	617,707,146	466,270,775
Liabilities ($):
Due to The Dreyfus Corporation
and affiliates—Note 4(b)	1,101,295	261,379	335,919	276,620
Due to Administrator—Note 4(a)	174,287	34,065	57,034	43,378
Liability for securities on loan—Note 2(c)	17,848,680	27,681,237	539,000	—
Payable for investment securities purchased	13,193,812	6,134,621	2,672,973	—
Payable for shares of
Beneficial Interest redeemed	1,633,352	174,751	491,344	375,549
Interest payable—Note 3	—	—	98	434
Accrued expenses	92,435	45,020	58,006	56,922
	34,043,861	34,331,073	4,154,374	752,903
Net Assets ($)	1,888,828,332	368,053,071	613,552,772	465,517,872

The Funds 93

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon	BNY Mellon	BNY Mellon
	Mid Cap	Small Cap	Focused Equity	BNY Mellon
	Multi-Strategy Fund	Multi-Strategy Fund	Opportunities Fund	Small/Mid Cap Fund
Composition of Net Assets ($):
Paid-in capital	1,364,609,113	305,618,071	432,057,862	348,262,328
Accumulated undistributed (distribution
in exceess of) investment income (loss)—net	1,659,391	(872,255)	601,226	(31,913)
Accumulated net realized
gain (loss) on investments	41,539,633	(7,421,667)	33,139,467	22,176,410
Accumulated net unrealized appreciation
(depreciation) on investments	481,020,195	70,728,922	147,754,217	95,111,047
Net Assets ($)	1,888,828,332	368,053,071	613,552,772	465,517,872
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,848,717,059	357,311,513	611,508,856	463,756,893
Shares Outstanding	124,157,016	20,433,912	36,855,701	28,237,838
Net Asset Value Per Share ($)	14.89	17.49	16.59	16.42
Investor Shares
Net Assets ($)	40,111,273	10,741,558	2,043,916	1,760,979
Shares Outstanding	2,725,822	632,801	123,642	107,701
Net Asset Value Per Share ($)	14.72	16.97	16.53	16.35
† Investments at cost ($):
Unaffiliated issuers	1,376,537,973	293,950,864	460,623,536	368,896,657
Affiliated issuers	48,552,063	33,277,239	5,432,233	1,657,609
††Value of securities on loan ($)	19,522,983	26,407,593	539,280	—

See notes to financial statements.

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	International	Emerging	International	International	Asset Allocation
	Fund	Markets Fund	Appreciation Fund	Equity Income Fund	Fund
Assets ($):
Investments in securities—
See Statement of Investments†
(including securities on loan)††—Note 2(c):
Unaffiliated issuers	759,972,951	1,787,047,836	110,746,615	230,198,720	165,415,948
Affiliated issuers	12,570,946	6,356,687	2,603,485	6,179,613	297,352,067
Cash	6,187,096	9,885,861	88,000	2,224,864	—
Cash denominated in foreign currencies†††	5,712,238	9,372,658	—	383,590	—
Receivable for investment securities sold	12,712,328	23,047,659	238,162	—	305,781
Receivable for shares of
Beneficial Interest subscribed	3,616,311	4,630,086	20,000	1,337,872	327,407
Dividends receivable	3,060,206	5,577,280	542,813	1,801,130	—
Unrealized appreciation on forward foreign
currency exchange contracts—Note 5	53,986	16,472	—	3,592	—
Receivable for futures
variation margin—Note 5	—	—	6,687	—	—
Dividends, interest and securities
lending income receivable	—	—	—	—	720,680
Prepaid expenses and other assets	237,849	25,305	249,763	18,886	15,820
	804,123,911	1,845,959,844	114,495,525	242,148,267	464,137,703
Liabilities ($):
Due to The Dreyfus Corporation
and affiliates—Note 4(b)	549,361	2,238,724	48,926	163,024	71,355
Due to Administrator—Note 4(a)	68,149	172,925	10,602	19,850	13,656
Payable for investment
securities purchased	24,636,651	11,428,979	519,969	7,031,976	317,200
Payable for shares of Beneficial
Interest redeemed	227,022	2,858,687	13,754	19,318	372,307
Unrealized depreciation on forward foreign
currency exchange contracts—Note 5	3,369	4,402	—	—	—
Interest payable—Note 3	—	1,000	—	—	—
Liability for securities on loan—Note 2(c)	—	—	—	—	1,744,082
Cash overdraft due to Custodian	—	—	—	—	260,799
Accrued expenses	39,948	71,856	60,557	39,940	43,370
	25,524,500	16,776,573	653,808	7,274,108	2,822,769
Net Assets ($)	778,599,411	1,829,183,271	113,841,717	234,874,159	461,314,934

The Funds 95

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	International	Emerging	International	International	Asset Allocation
	Fund	Markets Fund	Appreciation Fund	Equity Income Fund	Fund
Composition of Net Assets ($):
Paid-in capital	1,340,724,969	2,061,927,287	169,584,934	221,726,681	391,131,746
Accumulated undistributed (distribution
in excess of) investment income—net	2,242,758	1,665,371	449,262	3,800,200	(2,494,874)
Accumulated net realized
gain (loss) on investments	(601,391,217)	(238,554,648)	(41,761,234)	(2,731,274)	11,928,516
Accumulated net unrealized appreciation
(depreciation) on investments and
foreign currency transactions	37,022,901	4,145,261	—	12,078,552	—
Accumulated net unrealized appreciation
(depreciation) on investments (including
$41,233 net unrealized appreciation on
financial futures for BNY Mellon
International Appreciation Fund)	—	—	(14,431,245)	—	60,749,546
Net Assets ($)	778,599,411	1,829,183,271	113,841,717	234,874,159	461,314,934
Net Asset Value Per Share
Class M Shares
Net Assets ($)	771,353,553	1,813,473,944	108,605,620	234,799,966	455,838,017
Shares Outstanding	60,491,545	192,450,644	7,902,275	16,202,788	38,112,076
Net Asset Value Per Share ($)	12.75	9.42	13.74	14.49	11.96
Investor Shares
Net Assets ($)	7,245,858	15,709,327	5,236,097	74,193	5,476,917
Shares Outstanding	534,752	1,625,392	384,999	5,095	455,117
Net Asset Value Per Share ($)	13.55	9.66	13.60	14.56	12.03
† Investments at cost ($):
Unaffiliated issuers	723,016,335	1,782,930,177	125,219,093	218,133,641	152,809,747
Affiliated issuers	12,570,946	6,356,687	2,603,485	6,179,613	249,208,722
†† Value of securities on loan ($)	—	—	—	—	6,340,837
††† Cash denominated in
foreign currencies (cost) ($)	5,676,378	9,346,576	—	382,911	—

See notes to financial statements.

STATEMENTS OF OPERATIONS

Six Months Ended February 28, 2014 (Unaudited)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Large Cap	Large Cap Market	Tax-Sensitive Large Cap	Income
	Stock Fund	Opportunities Fund	Multi-Strategy Fund	Stock Fund
Investment Income ($):
Income:
Cash dividends (net of $9,039, $4,247 and $6,608
foreign taxes withheld at source for BNY Mellon
Large Cap Stock Fund, BNY Mellon Large Cap Market
Opportunities Fund and BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund, respectively):
Unaffiliated issuers	6,552,524	806,023	4,001,639	17,223,611
Affiliated issuers	1,012	815,412	1,874,954	7,905
Income from securities lending—Note 2(c)	3,858	2,637	3,483	84,896
Total Income	6,557,394	1,624,072	5,880,076	17,316,412
Expenses:
Investment advisory fees—Note 4(a)	2,088,817	476,392	1,696,657	3,521,492
Administration fees—Note 4(a)	398,565	69,789	268,371	672,145
Custodian fees—Note 4(b)	45,834	5,130	20,296	40,468
Trustees’ fees and expenses—Note 4(c)	27,192	7,317	24,632	35,608
Shareholder servicing costs—Note 4(b)	20,322	273	749	4,759
Registration fees	14,157	14,182	11,600	21,861
Professional fees	7,446	2,188	16,158	13,354
Interest expense—Note 3	6,018	139	271	—
Prospectus and shareholders’ reports	2,698	3,024	3,326	3,219
Loan commitment fees—Note 3	2,497	1,379	4,503	5,694
Miscellaneous	15,950	9,550	13,753	18,343
Total Expenses	2,629,496	589,363	2,060,316	4,336,943
Less—reduction in fees
due to earnings credits—Note 4(b)	(4)	—	(1)	(3)
Net Expenses	2,629,492	589,363	2,060,315	4,336,940
Investment Income—Net	3,927,902	1,034,709	3,819,761	12,979,472
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments:
Unaffiliated issuers	217,277,538	8,278,276	5,379,455	49,031,980
Affiliated issuers	—	1,282,795	1,464,934	—
Capital gain distributions:
Affiliated issuers	—	3,259,516	7,244,468	—
Net realized gain (loss) on options transactions	—	—	—	145,548
Net Realized Gain (Loss)	217,277,538	12,820,587	14,088,857	49,177,528
Net unrealized appreciation (depreciation) on investments:
Unaffiliated issuers	(125,526,328)	7,412,628	50,941,139	80,931,698
Affiliated issuers	—	12,609,625	28,188,779	—
Net unrealized appreciation
(depreciation) on options transactions	—	—	—	(427,261)
Net Unrealized Appreciation (Depreciation)	(125,526,328)	20,022,253	79,129,918	80,504,437
Net Realized and Unrealized Gain (Loss) on Investments	91,751,210	32,842,840	93,218,775	129,681,965
Net Increase in Net Assets Resulting from Operations	95,679,112	33,877,549	97,038,536	142,661,437

See notes to financial statements.

The Funds 97

STATEMENTS OF OPERATIONS (Unaudited) (continued)

	BNY Mellon	BNY Mellon	BNY Mellon
	Mid Cap	Small Cap	Focused Equity	BNY Mellon
	Multi-Strategy Fund	Multi-Strategy Fund	Opportunities Fund	Small/Mid Cap Fund
Investment Income ($):
Income:
Cash dividends (net of $1,063, $213, $47,036 and
$1,112 foreign taxes withheld at source for
BNY Mellon Mid Cap Multi-Strategy Fund,
BNY Mellon Small Cap Multi-Strategy Fund,
BNY Mellon Focused Equity Opportunities Fund
and BNY Mellon Small/Mid Cap Fund):
Unaffiliated issuers	11,003,051	1,244,756	4,339,886	4,030,966
Affiliated issuers	9,675	2,242	798	505
Income from securities lending—Note 2(c)	130,122	77,116	1,941	109,743
Total Income	11,142,848	1,324,114	4,342,625	4,141,214
Expenses:
Investment advisory fees—Note 4(a)	6,582,737	1,446,859	2,041,406	1,777,781
Administration fees—Note 4(a)	1,088,916	211,185	361,808	294,068
Custodian fees—Note 4(b)	61,338	39,603	21,373	18,873
Trustees’ fees and expenses—Note 4(c)	55,525	10,765	17,962	15,844
Shareholder servicing costs—Note 4(b)	45,858	12,553	2,018	1,190
Professional fees	43,705	16,924	14,088	20,612
Prospectus and shareholders’ reports	25,960	9,075	4,027	4,674
Registration fees	13,962	13,272	18,106	15,494
Loan commitment fees—Note 3	10,792	1,601	6,860	2,931
Interest expense—Note 3	—	—	224	1,915
Miscellaneous	22,459	10,983	11,319	8,687
Total Expenses	7,951,252	1,772,820	2,499,191	2,162,069
Less—reduction in fees due to
earnings credits—Note 4(b)	(56)	(22)	(1)	(2)
Net Expenses	7,951,196	1,772,798	2,499,190	2,162,067
Investment Income (Loss)—Net	3,191,652	(448,684)	1,843,435	1,979,147
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	66,814,530	31,284,524	49,616,696	29,536,495
Net unrealized appreciation
(depreciation) on investments	213,650,991	25,869,852	46,512,663	38,315,113
Net Realized and Unrealized
Gain (Loss) on Investments	280,465,521	57,154,376	96,129,359	67,851,608
Net Increase in Net Assets
Resulting from Operations	283,657,173	56,705,692	97,972,794	69,830,755

See notes to financial statements.

		BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	BNY Mellon	Emerging	International	International	Asset Allocation
	International Fund	Markets Fund	Appreciation Fund	Equity Income Fund	Fund
Investment Income ($):
Income:
Cash dividends (net of $458,551, $1,855,097,
$44,556, $190,193 and $975 foreign
taxes withheld at source for BNY Mellon
International Fund, BNY Mellon Emerging
Markets Fund, BNY Mellon International
Appreciation Fund, BNY Mellon International
Equity Income Fund and BNY Mellon
Asset Allocation Fund, respectively):
Unaffiliated issuers	5,491,242	15,437,847	1,366,697	6,319,507	1,042,105
Affiliated issuers	4,254	6,567	680	1,208	2,650,427
Interest	2,625	272	36	—	886,108
Income from securities lending—Note 2(c)	—	—	—	—	2,471
Total Income	5,498,121	15,444,686	1,367,413	6,320,715	4,581,111
Expenses:
Investment advisory fees—Note 4(a)	2,554,888	11,129,642	275,155	743,294	610,870
Administration fees—Note 4(a)	372,927	1,200,620	68,273	108,494	85,640
Custodian fees—Note 4(b)	82,379	917,481	4,123	41,000	10,140
Professional fees	17,100	56,424	11,707	18,880	20,810
Trustees’ fees and expenses—Note 4(c)	16,898	63,719	2,278	5,179	15,186
Registration fees	14,361	15,487	15,230	21,056	14,673
Shareholder servicing costs—Note 4(b)	8,142	18,687	6,696	149	6,671
Loan commitment fees—Note 3	3,376	11,654	652	984	2,149
Prospectus and shareholders’ reports	2,930	4,961	3,903	4,187	3,331
Interest expense—Note 3	—	1,045	—	893	—
ADR fees	—	—	40,461	—	—
Miscellaneous	28,194	321,266	16,888	15,331	22,692
Total Expenses	3,101,195	13,740,986	445,366	959,447	792,162
Less—reduction in expenses
due to undertaking—Note 4(a)	—	—	—	(8)	(215,858)
Less—reduction in fees due to
earnings credits—Note 4(b)	(4)	(7)	(9)	(1)	(1)
Net Expenses	3,101,191	13,740,979	445,357	959,438	576,303
Investment Income—Net	2,396,930	1,703,707	922,056	5,361,277	4,004,808

The Funds 99

STATEMENTS OF OPERATIONS (Unaudited) (continued)

		BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	BNY Mellon	Emerging	International	International	Asset Allocation
	International Fund	Markets Fund	Appreciation Fund	Equity Income Fund	Fund

Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments
and foreign currency transactions	27,399,180	12,461,906	—	4,685,777	—
Net realized gain (loss) on forward
foreign currency exchange contracts	(47,889)	(196,707)	—	(107,590)	—
Net realized gain (loss) on financial futures	—	—	91,594	—	—
Net realized gain (loss) on investments:
Unaffiliated issuers	—	—	623,170	—	19,179,671
Affiliated issuers	—	—	—	—	1,863,595
Capital gain distributions:
Unaffiliated issuers	—	—	—	—	671,891
Affiliated issuers	—	—	—	—	6,905,244
Net Realized Gain (Loss)	27,351,291	12,265,199	714,764	4,578,187	28,620,401
Net unrealized appreciation
(depreciation) on investments
and foreign currency transactions	61,362,135	71,996,434	—	3,458,553	—
Net unrealized appreciation (depreciation)
on forward foreign currency
exchange contracts	50,949	76,870	—	3,592	—
Net unrealized appreciation
(depreciation) on financial futures	—	—	124,025	—	—
Net unrealized appreciation
(depreciation) on investments:
Unaffiliated issuers	—	—	11,817,007	—	(6,705,592)
Affiliated issuers	—	—	—	—	16,248,829
Net Unrealized Appreciation (Depreciation)	61,413,084	72,073,304	11,941,032	3,462,145	9,543,237
Net Realized and Unrealized
Gain (Loss) on Investments	88,764,375	84,338,503	12,655,796	8,040,332	38,163,638
Net Increase in Net Assets
Resulting from Operations	91,161,305	86,042,210	13,577,852	13,401,609	42,168,446

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

			BNY Mellon Large Cap
	BNY Mellon Large Cap Stock Fund		Market Opportunities Fund
	Six Months Ended		Six Months Ended
	February 28, 2014	Year Ended	February 28, 2014	Year Ended
	(Unaudited)	August 31, 2013	(Unaudited)	August 31, 2013
Operations ($):
Investment income—net	3,927,902	10,501,420	1,034,709	1,405,192
Net realized gain (loss) on investments	217,277,538	123,059,384	12,820,587	17,536,287
Net unrealized appreciation (depreciation) on investments	(125,526,328)	(10,138,306)	20,022,253	10,760,193
Net Increase (Decrease) in Net Assets
Resulting from Operations	95,679,112	123,422,498	33,877,549	29,701,672
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(4,004,353)	(10,402,918)	(2,627,874)	(1,053,761)
Investor Shares	(75,605)	(132,786)	(2,364)	(178)
Net realized gain on investments:
Class M Shares	(276,682,757)	(41,986,273)	(15,333,111)	—
Investor Shares	(6,356,857)	(546,696)	(15,341)	—
Total Dividends	(287,119,572)	(53,068,673)	(17,978,690)	(1,053,939)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	64,888,349	77,759,660	14,842,939	70,144,183
Investor Shares	4,243,116	14,649,638	593,936	98,998
Dividends reinvested:
Class M Shares	170,268,837	30,201,050	9,542,067	133,186
Investor Shares	5,651,181	557,896	7,599	100
Cost of shares redeemed:
Class M Shares	(309,524,519)	(416,800,568)	(41,932,675)	(35,261,770)
Investor Shares	(14,215,712)	(8,136,515)	(177,938)	(28,772)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(78,688,748)	(301,768,839)	(17,124,072)	35,085,925
Total Increase (Decrease) in Net Assets	(270,129,208)	(231,415,014)	(1,225,213)	63,733,658
Net Assets ($):
Beginning of Period	752,777,042	984,192,056	216,219,192	152,485,534
End of Period	482,647,834	752,777,042	214,993,979	216,219,192
Undistributed (distribution in excess of)
investment income—net	2,183	154,239	(812,499)	783,030
Capital Share Transactions (Shares):
Class M Shares
Shares sold	9,421,830	8,219,711	991,657	5,322,811
Shares issued for dividends reinvested	26,875,706	3,394,443	644,299	10,655
Shares redeemed	(37,536,887)	(44,138,261)	(2,778,304)	(2,658,868)
Net Increase (Decrease) in Shares Outstanding	(1,239,351)	(32,524,107)	(1,142,348)	2,674,598
Investor Shares
Shares sold	518,877	1,467,244	39,280	7,053
Shares issued for dividends reinvested	890,311	61,989	510	8
Shares redeemed	(1,618,361)	(852,776)	(11,504)	(2,151)
Net Increase (Decrease) in Shares Outstanding	(209,173)	676,457	28,286	4,910

See notes to financial statements.

The Funds 101

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Tax- Sensitive
	Large Cap Multi-Strategy Fund		BNY Mellon Income Stock Fund
	Six Months Ended		Six Months Ended
	February 28, 2014	Year Ended	February 28, 2014	Year Ended
	(Unaudited)	August 31, 2013	(Unaudited)	August 31, 2013
Operations ($):
Investment income—net	3,819,761	4,125,294	12,979,472	21,168,160
Net realized gain (loss) on investments	14,088,857	22,883,887	49,177,528	25,570,834
Net unrealized appreciation (depreciation) on investments	79,129,918	36,330,755	80,504,437	92,080,248
Net Increase (Decrease) in Net Assets
Resulting from Operations	97,038,536	63,339,936	142,661,437	138,819,242
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(8,697,498)	(1,087,759)	(12,782,669)	(21,080,259)
Investor Shares	(2,065)	—	(38,820)	(53,777)
Net realized gain on investments:
Class M Shares	(21,406,582)	—	(37,420,387)	(473,022)
Investor Shares	(8,762)	—	(137,721)	(1,451)
Total Dividends	(30,114,907)	(1,087,759)	(50,379,597)	(21,608,509)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	25,505,955	495,682,964	137,849,576	413,807,788
Investor Shares	1,991,538	3,026,866	3,295,039	4,038,516
Dividends reinvested:
Class M Shares	20,533,885	83,182	20,465,739	4,266,679
Investor Shares	10,827	—	165,601	46,170
Cost of shares redeemed:
Class M Shares	(53,875,967)	(43,118,721)	(75,089,352)	(95,126,887)
Investor Shares	(1,143,516)	(1,907,243)	(2,565,977)	(2,828,774)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(6,977,278)	453,767,048	84,120,626	324,203,492
Total Increase (Decrease) in Net Assets	59,946,351	516,019,225	176,402,466	441,414,225
Net Assets ($):
Beginning of Period	639,281,383	123,262,158	984,253,007	542,838,782
End of Period	699,227,734	639,281,383	1,160,655,473	984,253,007
Undistributed (distribution in excess of)
investment income—net	(1,330,173)	3,549,629	333,638	175,655
Capital Share Transactions (Shares):
Class M Shares
Shares sold	1,635,295	37,436,918	15,459,609	51,216,956
Shares issued for dividends reinvested	1,319,658	6,504	2,289,829	554,014
Shares redeemed	(3,470,849)	(3,140,007)	(8,369,883)	(12,338,735)
Net Increase (Decrease) in Shares Outstanding	(515,896)	34,303,415	9,379,555	39,432,235
Investor Shares
Shares sold	124,774	224,259	366,102	512,596
Shares issued for dividends reinvested	683	—	18,346	5,965
Shares redeemed	(76,116)	(143,583)	(281,990)	(361,839)
Net Increase (Decrease) in Shares Outstanding	49,341	80,676	102,458	156,722

See notes to financial statements.

	BNY Mellon Mid Cap Multi-Strategy Fund		BNY Mellon Small Cap Multi-Strategy Fund
	Six Months Ended		Six Months Ended
	February 28, 2014	Year Ended	February 28, 2014	Year Ended
	(Unaudited)	August 31, 2013[a]	(Unaudited)	August 31, 2013
Operations ($):
Investment income (loss)—net	3,191,652	8,207,614	(448,684)	212,751
Net realized gain (loss) on investments	66,814,530	131,965,095	31,284,524	40,620,725
Net unrealized appreciation (depreciation) on investments	213,650,991	160,374,845	25,869,852	26,653,309
Net Increase (Decrease) in Net Assets
Resulting from Operations	283,657,173	300,547,554	56,705,692	67,486,785
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(6,436,066)	(2,758,781)	—	(580,713)
Investor Shares	(68,259)	—	—	—
Net realized gain on investments:
Class M Shares	(82,167,114)	(97,703,444)	—	—
Investor Shares	(1,816,907)	(2,035,528)	—	—
Total Dividends	(90,488,346)	(102,497,753)	—	(580,713)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	153,314,590	335,912,212	22,538,632	45,917,357
Investor Shares	16,105,395	9,448,413	1,892,402	2,962,065
Dividends reinvested:
Class M Shares	48,034,957	57,479,998	—	129,939
Investor Shares	1,594,057	1,690,809	—	—
Cost of shares redeemed:
Class M Shares	(114,579,227)	(203,744,439)	(19,726,013)	(44,862,742)
Investor Shares	(11,011,190)	(10,243,456)	(1,244,885)	(2,514,418)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	93,458,582	190,543,537	3,460,136	1,632,201
Total Increase (Decrease) in Net Assets	286,627,409	388,593,338	60,165,828	68,538,273
Net Assets ($):
Beginning of Period	1,602,200,923	1,213,607,585	307,887,243	239,348,970
End of Period	1,888,828,332	1,602,200,923	368,053,071	307,887,243
Undistributed investment (distribution in
excess of) income (loss)—net	1,659,391	4,972,064	(872,255)	(423,571)
Capital Share Transactions (Shares):
Class M Shares
Shares sold	10,703,181	27,543,848	1,366,089	3,557,454
Shares issued for dividends reinvested	3,431,069	5,234,972	—	11,192
Shares redeemed	(7,975,447)	(16,777,547)	(1,196,975)	(3,510,292)
Net Increase (Decrease) in Shares Outstanding	6,158,803	16,001,273	169,114	58,354
Investor Shares
Shares sold	1,132,847	765,173	120,770	223,795
Shares issued for dividends reinvested	115,178	155,548	—	—
Shares redeemed	(772,785)	(864,387)	(77,914)	(204,693)
Net Increase (Decrease) in Shares Outstanding	475,240	56,334	42,856	19,102

See notes to financial statements.

The Funds 103

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Focused
	Equity Opportunities Fund		BNY Mellon Small/Mid Cap Fund
	Six Months Ended		Six Months Ended
	February 28, 2014	Year Ended	February 28, 2014	Year Ended
	(Unaudited)	August 31, 2013	(Unaudited)	August 31, 2013
Operations ($):
Investment income—net	1,843,435	5,518,027	1,979,147	4,004,123
Net realized gain (loss) on investments	49,616,696	44,441,315	29,536,495	59,865,850
Net unrealized appreciation (depreciation) on investments	46,512,663	28,992,705	38,315,113	13,695,989
Net Increase (Decrease) in Net Assets
Resulting from Operations	97,972,794	78,952,047	69,830,755	77,565,962
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(4,990,326)	(4,210,323)	(2,444,709)	(7,566,379)
Investor Shares	(10,658)	(1,896)	(3,840)	(10,362)
Net realized gain on investments:
Class M Shares	(43,201,156)	—	(26,997,201)	—
Investor Shares	(111,275)	—	(60,634)	—
Total Dividends	(48,313,415)	(4,212,219)	(29,506,384)	(7,576,741)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	69,148,075	178,147,579	7,724,412	56,761,726
Investor Shares	2,467,748	1,593,152	1,875,899	1,655,396
Dividends reinvested:
Class M Shares	26,641,196	769,049	18,111,234	1,058,234
Investor Shares	112,908	1,861	55,878	10,104
Cost of shares redeemed:
Class M Shares	(72,835,183)	(182,464,987)	(66,366,561)	(190,139,885)
Investor Shares	(1,639,299)	(894,288)	(677,368)	(2,305,372)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	23,895,445	(2,847,634)	(39,276,506)	(132,959,797)
Total Increase (Decrease) in Net Assets	73,554,824	71,892,194	1,047,865	(62,970,576)
Net Assets ($):
Beginning of Period	539,997,948	468,105,754	464,470,007	527,440,583
End of Period	613,552,772	539,997,948	465,517,872	464,470,007
Undistributed (distribution in excess of)
investment income—net	601,226	3,758,775	(31,913)	437,489
Capital Share Transactions (Shares):
Class M Shares
Shares sold	4,288,900	12,698,505	483,274	4,110,875
Shares issued for dividends reinvested	1,702,313	58,483	1,170,733	81,907
Shares redeemed	(4,511,935)	(13,143,120)	(4,163,089)	(13,975,928)
Net Increase (Decrease) in Shares Outstanding	1,479,278	(386,132)	(2,509,082)	(9,783,146)
Investor Shares
Shares sold	153,806	111,122	118,008	119,537
Shares issued for dividends reinvested	7,238	142	3,626	784
Shares redeemed	(101,871)	(62,345)	(43,146)	(165,048)
Net Increase (Decrease) in Shares Outstanding	59,173	48,919	78,488	(44,727)

See notes to financial statements.

	BNY Mellon International Fund		BNY Mellon Emerging Markets Fund
	Six Months Ended		Six Months Ended
	February 28, 2014	Year Ended	February 28, 2014	Year Ended
	(Unaudited)	August 31, 2013	(Unaudited)	August 31, 2013
Operations ($):
Investment income—net	2,396,930	9,569,650	1,703,707	25,590,495
Net realized gain (loss) on investments	27,351,291	38,452,929	12,265,199	(34,982,641)
Net unrealized appreciation (depreciation) on investments	61,413,084	67,380,146	72,073,304	23,320,974
Net Increase (Decrease) in Net Assets
Resulting from Operations	91,161,305	115,402,725	86,042,210	13,928,828
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(9,398,282)	(16,766,463)	(21,077,630)	(21,707,909)
Investor Shares	(94,457)	(109,039)	(134,594)	(115,068)
Total Dividends	(9,492,739)	(16,875,502)	(21,212,224)	(21,822,977)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	211,790,409	46,553,758	232,138,230	426,526,076
Investor Shares	5,067,841	3,227,291	13,074,315	12,387,403
Dividends reinvested:
Class M Shares	1,980,309	3,256,938	4,429,908	4,437,020
Investor Shares	78,661	93,855	104,032	86,532
Cost of shares redeemed:
Class M Shares	(43,268,751)	(177,223,174)	(318,636,584)	(730,431,847)
Investor Shares	(3,113,980)	(3,756,896)	(8,374,713)	(18,129,975)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	172,534,489	(127,848,228)	(77,264,812)	(305,124,791)
Total Increase (Decrease) in Net Assets	254,203,055	(29,321,005)	(12,434,826)	(313,018,940)
Net Assets ($):
Beginning of Period	524,396,356	553,717,361	1,841,618,097	2,154,637,037
End of Period	778,599,411	524,396,356	1,829,183,271	1,841,618,097
Undistributed investment income—net	2,242,758	9,338,567	1,665,371	21,173,888
Capital Share Transactions (Shares):
Class M Shares
Shares sold	17,196,592	4,373,736	24,016,478	43,117,963
Shares issued for dividends reinvested	166,413	326,020	448,371	438,441
Shares redeemed	(3,557,783)	(17,177,788)	(33,019,561)	(75,161,840)
Net Increase (Decrease) in Shares Outstanding	13,805,222	(12,478,032)	(8,554,712)	(31,605,436)
Investor Shares
Shares sold	392,114	288,218	1,290,331	1,237,791
Shares issued for dividends reinvested	6,213	8,829	10,260	8,328
Shares redeemed	(238,488)	(340,516)	(839,552)	(1,816,084)
Net Increase (Decrease) in Shares Outstanding	159,839	(43,469)	461,039	(569,965)

See notes to financial statements.

The Funds 105

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon		BNY Mellon
	International Appreciation Fund		International Equity Income Fund
	Six Months Ended		Six Months Ended
	February 28, 2014	Year Ended	February 28, 2014	Year Ended
	(Unaudited)	August 31, 2013	(Unaudited)	August 31, 2013
Operations ($):
Investment income—net	922,056	2,553,655	5,361,277	5,942,737
Net realized gain (loss) on investments	714,764	(3,130,483)	4,578,187	(5,824,995)
Net unrealized appreciation (depreciation) on investments	11,941,032	20,407,123	3,462,145	10,065,227
Net Increase (Decrease) in Net Assets
Resulting from Operations	13,577,852	19,830,295	13,401,609	10,182,969
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(2,202,471)	(3,637,873)	(3,795,582)	(4,924,144)
Investor Shares	(97,873)	(133,114)	(1,966)	(1,414)
Total Dividends	(2,300,344)	(3,770,987)	(3,797,548)	(4,925,558)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	5,919,039	1,777,503	89,941,009	108,163,369
Investor Shares	116,418	843,940	658,410	320,785
Dividends reinvested:
Class M Shares	152,529	169,947	968,376	1,337,922
Investor Shares	96,784	131,579	1,438	1,043
Cost of shares redeemed:
Class M Shares	(6,572,369)	(38,790,868)	(30,853,169)	(30,656,835)
Investor Shares	(282,295)	(818,947)	(629,324)	(284,973)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(569,894)	(36,686,846)	60,086,740	78,881,311
Total Increase (Decrease) in Net Assets	10,707,614	(20,627,538)	69,690,801	84,138,722
Net Assets ($):
Beginning of Period	103,134,103	123,761,641	165,183,358	81,044,636
End of Period	113,841,717	103,134,103	234,874,159	165,183,358
Undistributed investment income—net	449,262	1,827,550	3,800,200	2,236,471
Capital Share Transactions (Shares):
Class M Shares
Shares sold	438,239	149,651	6,320,767	7,738,685
Shares issued for dividends reinvested	11,538	14,727	68,777	97,599
Shares redeemed	(490,607)	(3,308,031)	(2,140,166)	(2,181,574)
Net Increase (Decrease) in Shares Outstanding	(40,830)	(3,143,653)	4,249,378	5,654,710
Investor Shares
Shares sold	8,856	72,626	43,635	24,109
Shares issued for dividends reinvested	7,399	11,512	100	74
Shares redeemed	(21,059)	(71,746)	(42,319)	(21,304)
Net Increase (Decrease) in Shares Outstanding	(4,804)	12,392	1,416	2,879

See notes to financial statements.

		BNY Mellon
	Asset Allocation Fund
	Six Months Ended
	February 28, 2014	Year Ended
	(Unaudited)	August 31, 2013
Operations ($):
Investment income—net	4,004,808	6,919,542
Net realized gain (loss) on investments	28,620,401	9,717,443
Net unrealized appreciation (depreciation) on investments	9,543,237	19,197,595
Net Increase (Decrease) in Net Assets
Resulting from Operations	42,168,446	35,834,580
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(7,092,255)	(9,168,546)
Investor Shares	(80,078)	(102,392)
Net realized gain on investments:
Class M Shares	(23,978,914)	(939,855)
Investor Shares	(292,104)	(11,962)
Total Dividends	(31,443,351)	(10,222,755)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	34,605,568	36,319,448
Investor Shares	1,115,968	1,672,893
Dividends reinvested:
Class M Shares	19,180,468	1,363,476
Investor Shares	340,318	103,441
Cost of shares redeemed:
Class M Shares	(19,769,840)	(44,707,793)
Investor Shares	(1,035,476)	(2,248,956)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	34,437,006	(7,497,491)
Total Increase (Decrease) in Net Assets	45,162,101	18,114,334
Net Assets ($):
Beginning of Period	416,152,833	398,038,499
End of Period	461,314,934	416,152,833
Undistributed (distribution in excess of) investment income—net	(2,494,874)	672,651
Capital Share Transactions (Shares):
Class M Shares
Shares sold	2,909,560	3,154,967
Shares issued for dividends reinvested	1,608,923	121,436
Shares redeemed	(1,621,360)	(3,896,907)
Net Increase (Decrease) in Shares Outstanding	2,897,123	(620,504)
Investor Shares
Shares sold	91,436	143,907
Shares issued for dividends reinvested	28,362	9,131
Shares redeemed	(85,208)	(194,197)
Net Increase (Decrease) in Shares Outstanding	34,590	(41,159)

See notes to financial statements.

The Funds 107

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon equity fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from each fund’s financial statements.

				Class M Shares
	Six Months Ended
	February 28, 2014			Year Ended August 31,
BNY Mellon Large Cap Stock Fund	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	9.97		9.17	8.14	7.16	6.77	8.77
Investment Operations:
Investment income—net[a]	.05		.12	.08	.09	.06	.09
Net realized and unrealized
gain (loss) on investments	1.25		1.21	1.03	.98	.39	(1.91)
Total from Investment Operations	1.30		1.33	1.11	1.07	.45	(1.82)
Distributions:
Dividends from investment income—net	(.06)		(.12)	(.08)	(.09)	(.06)	(.09)
Dividends from net realized gain on investments	(4.69)		(.41)	—	—	—	(.09)
Total Distributions	(4.75)		(.53)	(.08)	(.09)	(.06)	(.18)
Net asset value, end of period	6.52		9.97	9.17	8.14	7.16	6.77
Total Return (%)	14.51	[b]	15.16	13.73	14.86	6.62	(20.39)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	[c]	.80	.81	.80	.80	.81
Ratio of net expenses to average net assets	.81	[c]	.80	.81	.80	.80	.81
Ratio of net investment income
to average net assets	1.23	[c]	1.23	.95	.98	.81	1.51
Portfolio Turnover Rate	107.49	[b]	50.96	76.82	86.71	71.61	109.39
Net Assets, end of period ($ x 1,000)	470,828		732,612	971,849	1,093,037	1,178,235	1,449,565

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

				Investor Shares
	Six Months Ended
	February 28, 2014			Year Ended August 31,
BNY Mellon Large Cap Stock Fund	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	9.97		9.17	8.15	7.16	6.78	8.78
Investment Operations:
Investment income—net[a]	.04		.09	.06	.06	.04	.08
Net realized and unrealized
gain (loss) on investments	1.25		1.21	1.02	1.00	.38	(1.91)
Total from Investment Operations	1.29		1.30	1.08	1.06	.42	(1.83)
Distributions:
Dividends from investment income—net	(.05)		(.09)	(.06)	(.07)	(.04)	(.08)
Dividends from net realized gain on investments	(4.69)		(.41)	—	—	—	(.09)
Total Distributions	(4.74)		(.50)	(.06)	(.07)	(.04)	(.17)
Net asset value, end of period	6.52		9.97	9.17	8.15	7.16	6.78
Total Return (%)	14.37	[b]	14.87	13.33	14.78	6.21	(20.56)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06	[c]	1.06	1.06	1.05	1.05	1.06
Ratio of net expenses to average net assets	1.06	[c]	1.06	1.06	1.05	1.05	1.06
Ratio of net investment income
to average net assets	.94	[c]	.99	.71	.68	.56	1.25
Portfolio Turnover Rate	107.49	[b]	50.96	76.82	86.71	71.61	109.39
Net Assets, end of period ($ x 1,000)	11,819		20,165	12,344	12,986	7,473	8,274

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

The Funds 109

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
Six Months Ended
	February 28, 2014			Year Ended August 31,
BNY Mellon Large Cap Market Opportunities Fund	(Unaudited)		2013	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	14.21		12.16	11.00	9.48	10.00
Investment Operations:
Investment income—net[b]	.07		.10	.06	.02	.00	[c]
Net realized and unrealized
gain (loss) on investments	2.20		2.03	1.13	1.55	(.52)
Total from Investment Operations	2.27		2.13	1.19	1.57	(.52)
Distributions:
Dividends from investment income—net	(.18)		(.08)	(.03)	(.02)	—
Dividends from net realized gain on investments	(1.06)		—	—	(.03)	—
Total Distributions	(1.24)		(.08)	(.03)	(.05)	—
Net asset value, end of period	15.24		14.21	12.16	11.00	9.48
Total Return (%)	16.27	[d]	17.64	10.89	16.48	(5.20)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.53	[f]	.79	.78	.94	15.54	[f]
Ratio of net expenses to average net assets[e]	.53	[f]	.79	.78	.75	.98	[f]
Ratio of net investment income
to average net assets[e]	.93	[f]	.76	.55	.21	.48	[f]
Portfolio Turnover Rate	9.41	[d]	78.41	43.61	22.06	2.12	[d]
Net Assets, end of period ($ x 1,000)	214,450		216,116	152,458	117,994	5,074

a	From July 30, 2010 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Amount does not include the expenses of the underlying funds.
f	Annualized.

See notes to financial statements.

				Investor Shares
Six Months Ended
	February 28, 2014			Year Ended August 31,
BNY Mellon Large Cap Market Opportunities Fund	(Unaudited)		2013	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	14.28		12.25	10.98	9.48	10.00
Investment Operations:
Investment income—net[b]	.05		.07	.13	.00 [c]	.00	[c]
Net realized and unrealized
gain (loss) on investments	2.22		2.04	1.14	1.54	(.52)
Total from Investment Operations	2.27		2.11	1.27	1.54	(.52)
Distributions:
Dividends from investment income—net	(.16)		(.08)	—	(.01)	—
Dividends from net realized gain on investments	(1.06)		—	—	(.03)	—
Total Distributions	(1.22)		(.08)	—	(.04)	—
Net asset value, end of period	15.33		14.28	12.25	10.98	9.48
Total Return (%)	16.26	[d]	17.29	11.57	16.16	(5.20)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.83	[f]	1.05	1.02	1.24	9.38	[f]
Ratio of net expenses to average net assets[e]	.83	[f]	1.05	1.02	1.00	1.23	[f]
Ratio of net investment income
to average net assets[e]	.72	[f]	.48	.95	.03	.16	[f]
Portfolio Turnover Rate	9.41	[d]	78.41	43.61	22.06	2.12	[d]
Net Assets, end of period ($ x 1,000)	544		103	28	11	9

a	From July 30, 2010 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Amount does not include the expenses of the underlying funds.
f	Annualized.

See notes to financial statements.

The Funds 111

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
Six Months Ended
	February 28, 2014			Year Ended August 31,
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	(Unaudited)		2013	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	14.45		12.50	11.14	9.52	10.00
Investment Operations:
Investment income—net[b]	.09		.13	.09	.06	.01
Net realized and unrealized
gain (loss) on investments	2.13		1.93	1.32	1.61	(.49)
Total from Investment Operations	2.22		2.06	1.41	1.67	(.48)
Distributions:
Dividends from investment income—net	(.20)		(.11)	(.05)	(.02)	—
Dividends from net realized gain on investments	(.50)		—	—	(.03)	—
Total Distributions	(.70)		(.11)	(.05)	(.05)	—
Net asset value, end of period	15.97		14.45	12.50	11.14	9.52
Total Return (%)	15.50	[c]	16.60	12.75	17.54	(4.80)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.61	[e]	.79	.87	1.28	8.12	[e]
Ratio of net expenses to average net assets[d]	.61	[e]	.79	.87	.88	.99	[e]
Ratio of net investment income
to average net assets[d]	1.13	[e]	.97	.78	.51	.91	[e]
Portfolio Turnover Rate	7.48	[c]	82.04	32.62	29.24	1.53	[c]
Net Assets, end of period ($ x 1,000)	697,094		638,085	123,250	75,326	10,337

a	From July 30, 2010 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Amount does not include the expenses of the underlying funds.
e	Annualized.

See notes to financial statements.

				Investor Shares
Six Months Ended
	February 28, 2014			Year Ended August 31,
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	(Unaudited)		2013	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	14.64		12.41	11.04	9.52	10.00
Investment Operations:
Investment income—net[b]	.04		.13	.06	.03	.01
Net realized and unrealized
gain (loss) on investments	2.20		2.10	1.31	1.54	(.49)
Total from Investment Operations	2.24		2.23	1.37	1.57	(.48)
Distributions:
Dividends from investment income—net	(.12)		—	—	(.02)	—
Dividends from net realized gain on investments	(.50)		—	—	(.03)	—
Total Distributions	(.62)		—	—	(.05)	—
Net asset value, end of period	16.26		14.64	12.41	11.04	9.52
Total Return (%)	15.38	[c]	17.97	12.51	16.31	(4.80)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.88	[e]	1.05	1.11	1.77	5.88	[e]
Ratio of net expenses to average net assets[d]	.88	[e]	1.03	1.11	1.13	1.24	[e]
Ratio of net investment income
to average net assets[d]	.82	[e]	.89	.46	.26	.65	[e]
Portfolio Turnover Rate	7.48	[c]	82.04	32.62	29.24	1.53	[c]
Net Assets, end of period ($ x 1,000)	2,130		1,196	12	11	10

a	From July 30, 2010 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Amount does not include the expenses of the underlying funds.
e	Annualized.

See notes to financial statements.

The Funds 113

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
	Six Months Ended
	February 28, 2014			Year Ended August 31,
BNY Mellon Income Stock Fund	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	8.39		6.99	6.28	5.49	5.39	7.22
Investment Operations:
Investment income—net[a]	.11		.24	.21	.17	.09	.12
Net realized and unrealized
gain (loss) on investments	1.08		1.41	.70	.79	.10	(1.35)
Total from Investment Operations	1.19		1.65	.91	.96	.19	(1.23)
Distributions:
Dividends from investment income—net	(.11)		(.24)	(.20)	(.17)	(.09)	(.13)
Dividends from net realized gain on investments	(.31)		(.01)	—	—	—	(.47)
Total Distributions	(.42)		(.25)	(.20)	(.17)	(.09)	(.60)
Net asset value, end of period	9.16		8.39	6.99	6.28	5.49	5.39
Total Return (%)	14.17	[b]	24.01	14.80	17.41	3.44	(15.73)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	[c]	.81	.82	.86	.86	.87
Ratio of net expenses to average net assets	.80	[c]	.81	.82	.86	.86	.87
Ratio of net investment income
to average net assets	2.40	[c]	3.03	3.17	2.71	1.55	2.47
Portfolio Turnover Rate	30.90	[b]	41.79	35.60	72.27	66.78	65.88
Net Assets, end of period ($ x 1,000)	1,156,644		981,444	541,604	204,785	90,645	126,763

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

				Investor Shares
	Six Months Ended
	February 28, 2014			Year Ended August 31,
BNY Mellon Income Stock Fund	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	8.45		7.04	6.33	5.54	5.44	7.27
Investment Operations:
Investment income—net[a]	.10		.22	.19	.15	.08	.11
Net realized and unrealized
gain (loss) on investments	1.08		1.43	.71	.80	.10	(1.35)
Total from Investment Operations	1.18		1.65	.90	.95	.18	(1.24)
Distributions:
Dividends from investment income—net	(.09)		(.23)	(.19)	(.16)	(.08)	(.12)
Dividends from net realized gain on investments	(.31)		(.01)	—	—	—	(.47)
Total Distributions	(.40)		(.24)	(.19)	(.16)	(.08)	(.59)
Net asset value, end of period	9.23		8.45	7.04	6.33	5.54	5.44
Total Return (%)	14.02	[b]	23.84	14.45	17.02	3.19	(15.84)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05	[c]	1.06	1.06	1.12	1.11	1.12
Ratio of net expenses to average net assets	1.05	[c]	1.06	1.06	1.12	1.11	1.12
Ratio of net investment income
to average net assets	2.12	[c]	2.80	2.91	2.32	1.29	2.19
Portfolio Turnover Rate	30.90	[b]	41.79	35.60	72.27	66.78	65.88
Net Assets, end of period ($ x 1,000)	4,012		2,809	1,235	1,056	988	1,045

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

The Funds 115

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
	Six Months Ended
	February 28, 2014			Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	13.33		11.65	11.41	9.31	8.64	11.11
Investment Operations:
Investment income (loss)—net[a]	.03		.07	.01	(.00)[b]	.05	.07
Net realized and unrealized
gain (loss) on investments	2.27		2.60	.60	2.10	.68	(2.46)
Total from Investment Operations	2.30		2.67	.61	2.10	.73	(2.39)
Distributions:
Dividends from investment income—net	(.05)		(.03)	(.04)	(.00)[b]	(.06)	(.06)
Dividends from net realized gain on investments	(.69)		(.96)	(.33)	—	—	(.02)
Total Distributions	(.74)		(.99)	(.37)	(.00)[b]	(.06)	(.08)
Net asset value, end of period	14.89		13.33	11.65	11.41	9.31	8.64
Total Return (%)	17.63	[c]	24.74	5.66	22.59	8.49	(21.33)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	[d]	.92	.90	.90	.90	.92
Ratio of net expenses to average net assets	.90	[d]	.92	.90	.90	.90	.92
Ratio of net investment income
(loss) to average net assets	.37	[d]	.59	.09	(.01)	.53	.86
Portfolio Turnover Rate	33.63	[c]	106.59	156.98	132.20	123.41	147.50
Net Assets, end of period ($ x 1,000)	1,848,717		1,572,562	1,188,324	1,280,742	1,162,906	1,185,376

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

				Investor Shares
	Six Months Ended
	February 28, 2014			Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	13.17		11.52	11.29	9.24	8.57	11.00
Investment Operations:
Investment income (loss)—net[a]	.01		.04	(.02)	(.03)	.03	.05
Net realized and unrealized
gain (loss) on investments	2.26		2.57	.60	2.08	.68	(2.43)
Total from Investment Operations	2.27		2.61	.58	2.05	.71	(2.38)
Distributions:
Dividends from investment income—net	(.03)		—	(.02)	—	(.04)	(.03)
Dividends from net realized gain on investments	(.69)		(.96)	(.33)	—	—	(.02)
Total Distributions	(.72)		(.96)	(.35)	—	(.04)	(.05)
Net asset value, end of period	14.72		13.17	11.52	11.29	9.24	8.57
Total Return (%)	17.47	[b]	24.46	5.36	22.19	8.30	(21.51)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15	[c]	1.17	1.15	1.15	1.15	1.17
Ratio of net expenses to average net assets	1.15	[c]	1.17	1.15	1.15	1.15	1.17
Ratio of net investment income
(loss) to average net assets	.13	[c]	.37	(.16)	(.26)	.27	.63
Portfolio Turnover Rate	33.63	[b]	106.59	156.98	132.20	123.41	147.50
Net Assets, end of period ($ x 1,000)	40,111		29,639	25,283	28,098	20,733	19,785

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

The Funds 117

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
	Six Months Ended
	February 28, 2014			Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	14.78		11.53	10.78	8.94	8.57	11.44
Investment Operations:
Investment income (loss)—net[a]	(.02)		.01	(.00)[b]	(.02)	.00 [b]	.07
Net realized and unrealized
gain (loss) on investments	2.73		3.27	1.05	1.86	.38	(2.85)
Total from Investment Operations	2.71		3.28	1.05	1.84	.38	(2.78)
Distributions:
Dividends from investment income—net	—		(.03)	(.30)	—	(.01)	(.08)
Dividends from net realized gain on investments	—		—	—	—	—	(.01)
Total Distributions	—		(.03)	(.30)	—	(.01)	(.09)
Net asset value, end of period	17.49		14.78	11.53	10.78	8.94	8.57
Total Return (%)	18.34	[c]	28.51	10.05	20.58	4.45	(24.11)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	[d]	1.05	1.04	1.01	1.00	1.03
Ratio of net expenses to average net assets	1.03	[d]	1.05	1.04	1.01	.98	.99
Ratio of net investment income
(loss) to average net assets	(.26)[d]		.09	(.01)	(.16)	.01	.88
Portfolio Turnover Rate	46.98	[c]	128.11	148.75	161.05	183.41	159.78
Net Assets, end of period ($ x 1,000)	357,312		299,415	232,952	351,122	412,824	610,567

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

				Investor Shares
	Six Months Ended
	February 28, 2014			Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	14.36		11.21	10.49	8.72	8.36	11.11
Investment Operations:
Investment income (loss)—net[a]	(.04)		(.02)	(.03)	(.04)	(.02)	.05
Net realized and unrealized
gain (loss) on investments	2.65		3.17	1.03	1.81	.38	(2.72)
Total from Investment Operations	2.61		3.15	1.00	1.77	.36	(2.67)
Distributions:
Dividends from investment income—net	—		—	(.28)	—	—	(.07)
Dividends from net realized gain on investments	—		—	—	—	—	(.01)
Total Distributions	—		—	(.28)	—	—	(.08)
Net asset value, end of period	16.97		14.36	11.21	10.49	8.72	8.36
Total Return (%)	18.18	[b]	28.10	9.76	20.30	4.31	(23.92)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.28	[c]	1.30	1.29	1.26	1.25	1.28
Ratio of net expenses to average net assets	1.28	[c]	1.30	1.29	1.26	1.23	1.23
Ratio of net investment income
(loss) to average net assets	(.50)[c]		(.16)	(.26)	(.39)	(.24)	.61
Portfolio Turnover Rate	46.98	[b]	128.11	148.75	161.05	183.41	159.78
Net Assets, end of period ($ x 1,000)	10,742		8,472	6,397	7,815	6,022	6,277

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

The Funds 119

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
Six Months Ended
	February 28, 2014			Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	(Unaudited)		2013	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	15.24		13.08	12.04	10.09	10.00
Investment Operations:
Investment income—net[b]	.05		.16	.08	.04	.06
Net realized and unrealized
gain (loss) on investments	2.66		2.12	1.01	1.96	.04
Total from Investment Operations	2.71		2.28	1.09	2.00	.10
Distributions:
Dividends from investment income—net	(.14)		(.12)	(.02)	(.05)	(.01)
Dividends from net realized gain on investments	(1.22)		—	(.03)	—	(.00)[c]
Total Distributions	(1.36)		(.12)	(.05)	(.05)	(.01)
Net asset value, end of period	16.59		15.24	13.08	12.04	10.09
Total Return (%)	18.34	[d]	17.54	9.07	19.82	1.01	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86	[e]	.86	.87	.87	.98	[e]
Ratio of net expenses to average net assets	.86	[e]	.86	.87	.87	.89	[e]
Ratio of net investment income
to average net assets	.63	[e]	1.12	.62	.29	.59	[e]
Portfolio Turnover Rate	39.82	[d]	77.03	59.71	58.98	64.75	[d]
Net Assets, end of period ($ x 1,000)	611,509		539,019	467,903	425,016	238,332

a	From September 30, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Annualized.

See notes to financial statements.

				Investor Shares
Six Months Ended
	February 28, 2014			Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	(Unaudited)		2013	2012	2011		2010	[a]
Per Share Data ($):
Net asset value, beginning of period	15.18		13.05	12.04	10.07		10.00
Investment Operations:
Investment income—net[b]	.03		.12	.06	.00	[c]	.02
Net realized and unrealized
gain (loss) on investments	2.66		2.10	.99	1.99		.06
Total from Investment Operations	2.69		2.22	1.05	1.99		.08
Distributions:
Dividends from investment income—net	(.12)		(.09)	(.01)	(.02)		(.01)
Dividends from net realized gain on investments	(1.22)		—	(.03)	—		(.00)[c]
Total Distributions	(1.34)		(.09)	(.04)	(.02)		(.01)
Net asset value, end of period	16.53		15.18	13.05	12.04		10.07
Total Return (%)	18.24	[d]	17.12	8.73	19.80		.75	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.12	[e]	1.13	1.13	1.12		1.53	[e]
Ratio of net expenses to average net assets	1.12	[e]	1.13	1.13	1.12		1.14	[e]
Ratio of net investment income
to average net assets	.35	[e]	.90	.52	.00	[f]	.23	[e]
Portfolio Turnover Rate	39.82	[d]	77.03	59.71	58.98		64.75	[d]
Net Assets, end of period ($ x 1,000)	2,044		979	203	26		13

a	From September 30, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Annualized.
f	Amount represents less than .01%.

See notes to financial statements.

The Funds 121

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
	Six Months Ended
	February 28, 2014			Year Ended August 31,
BNY Mellon Small/Mid Cap Fund	(Unaudited)		2013	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	15.09		12.99	13.14	10.92	10.00
Investment Operations:
Investment income—net[b]	.07		.12	.05	.04	.01
Net realized and unrealized
gain (loss) on investments	2.26		2.19	(.02)	2.31	.95
Total from Investment Operations	2.33		2.31	.03	2.35	.96
Distributions:
Dividends from investment income—net	(.08)		(.21)	(.18)	(.04)	(.01)
Dividends from net realized gain on investments	(.92)		—	—	(.09)	(.03)
Total Distributions	(1.00)		(.21)	(.18)	(.13)	(.04)
Net asset value, end of period	16.42		15.09	12.99	13.14	10.92
Total Return (%)	15.88	[c]	18.07	.34	21.41	9.65	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.91	[d]	.92	.92	.92	1.07	[d]
Ratio of net expenses to average net assets	.91	[d]	.92	.92	.92	.92	[d]
Ratio of net investment income
to average net assets	.84	[d]	.83	.38	.29	.06	[d]
Portfolio Turnover Rate	44.86	[c]	169.30	149.30	107.81	109.25	[c]
Net Assets, end of period ($ x 1,000)	463,757		464,031	526,484	510,512	222,034

a	From September 30, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

				Investor Shares
	Six Months Ended
	February 28, 2014			Year Ended August 31,
BNY Mellon Small/Mid Cap Fund	(Unaudited)		2013	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	15.02		12.94	13.11	10.89	10.00
Investment Operations:
Investment income—net[b]	.05		.09	.00 [c]	.01	.01
Net realized and unrealized
gain (loss) on investments	2.26		2.17	(.01)	2.30	.92
Total from Investment Operations	2.31		2.26	(.01)	2.31	.93
Distributions:
Dividends from investment income—net	(.06)		(.18)	(.16)	—	(.01)
Dividends from net realized gain on investments	(.92)		—	—	(.09)	(.03)
Total Distributions	(.98)		(.18)	(.16)	(.09)	(.04)
Net asset value, end of period	16.35		15.02	12.94	13.11	10.89
Total Return (%)	15.78	[d]	17.65	.08	21.14	9.34	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.18	[e]	1.17	1.17	1.20	2.35	[e]
Ratio of net expenses to average net assets	1.18	[e]	1.17	1.17	1.20	1.20	[e]
Ratio of net investment income
to average net assets	.62	[e]	.64	.04	.06	.08	[e]
Portfolio Turnover Rate	44.86	[d]	169.30	149.30	107.81	109.25	[d]
Net Assets, end of period ($ x 1,000)	1,761		439	957	507	16

a	From September 30, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Annualized.

See notes to financial statements.

The Funds 123

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
	Six Months Ended
	February 28, 2014			Year Ended August 31,
BNY Mellon International Fund	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	11.14		9.29	9.94	9.38	10.12	12.11
Investment Operations:
Investment income—net[a]	.05		.19	.22	.22	.18	.22
Net realized and unrealized
gain (loss) on investments	1.76		1.98	(.54)	.55	(.67)	(1.54)
Total from Investment Operations	1.81		2.17	(.32)	.77	(.49)	(1.32)
Distributions:
Dividends from investment income—net	(.20)		(.32)	(.33)	(.21)	(.25)	(.41)
Dividends from net realized gain on investments	—		—	—	—	—	(.26)
Total Distributions	(.20)		(.32)	(.33)	(.21)	(.25)	(.67)
Net asset value, end of period	12.75		11.14	9.29	9.94	9.38	10.12
Total Return (%)	16.38	[b]	23.74	(2.98)	8.05	(5.07)	(9.95)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	[c]	1.05	1.04	1.02	1.09	1.14
Ratio of net expenses to average net assets	1.03	[c]	1.05	1.04	1.02	1.09	1.03
Ratio of net investment income
to average net assets	.80	[c]	1.77	2.35	2.07	1.79	2.52
Portfolio Turnover Rate	43.22	[b]	55.78	44.62	57.38	67.16	102.83
Net Assets, end of period ($ x 1,000)	771,354		519,964	549,601	879,450	996,647	1,247,441

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

				Investor Shares
	Six Months Ended
	February 28, 2014			Year Ended August 31,
BNY Mellon International Fund	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	11.82		9.84	10.51	9.92	10.69	12.70
Investment Operations:
Investment income—net[a]	.03		.17	.18	.21	.16	.20
Net realized and unrealized
gain (loss) on investments	1.88		2.10	(.54)	.56	(.70)	(1.60)
Total from Investment Operations	1.91		2.27	(.36)	.77	(.54)	(1.40)
Distributions:
Dividends from investment income—net	(.18)		(.29)	(.31)	(.18)	(.23)	(.35)
Dividends from net realized gain on investments	—		—	—	—	—	(.26)
Total Distributions	(.18)		(.29)	(.31)	(.18)	(.23)	(.61)
Net asset value, end of period	13.55		11.82	9.84	10.51	9.92	10.69
Total Return (%)	16.27	[b]	23.36	(3.20)	7.67	(5.26)	(10.11)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.28	[c]	1.30	1.29	1.27	1.34	1.38
Ratio of net expenses to average net assets	1.28	[c]	1.30	1.29	1.27	1.34	1.28
Ratio of net investment income
to average net assets	.48	[c]	1.51	1.85	1.79	1.46	2.27
Portfolio Turnover Rate	43.22	[b]	55.78	44.62	57.38	67.16	102.83
Net Assets, end of period ($ x 1,000)	7,246		4,432	4,116	6,157	4,319	5,099

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

The Funds 125

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
	Six Months Ended
	February 28, 2014			Year Ended August 31,
BNY Mellon Emerging Markets Fund	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	9.11		9.19	10.65	10.02	8.71	16.89
Investment Operations:
Investment income—net[a]	.01		.12	.12	.14	.08	.14
Net realized and unrealized
gain (loss) on investments	.41		(.10)	(1.16)	.54	1.31	(3.58)
Total from Investment Operations	.42		.02	(1.04)	.68	1.39	(3.44)
Distributions:
Dividends from investment income—net	(.11)		(.10)	(.11)	(.05)	(.08)	(.42)
Dividends from net realized gain on investments	—		—	(.31)	—	—	(4.32)
Total Distributions	(.11)		(.10)	(.42)	(.05)	(.08)	(4.74)
Net asset value, end of period	9.42		9.11	9.19	10.65	10.02	8.71
Total Return (%)	4.52	[b]	.09	(9.55)	6.77	15.92	(6.07)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.42	[c]	1.41	1.40	1.41	1.54	1.64
Ratio of net expenses to average net assets	1.42	[c]	1.41	1.40	1.41	1.54	1.64
Ratio of net investment income
to average net assets	.18	[c]	1.19	1.21	1.20	.85	1.76
Portfolio Turnover Rate	31.96	[b]	53.25	67.21	77.45	76.34	119.72
Net Assets, end of period ($ x 1,000)	1,813,474		1,830,754	2,138,311	2,352,233	1,796,274	1,097,296

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

				Investor Shares
	Six Months Ended
	February 28, 2014			Year Ended August 31,
BNY Mellon Emerging Markets Fund	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	9.33		9.41	10.91	10.27	8.94	17.05
Investment Operations:
Investment income (loss)—net[a]	(.01)		.09	.09	.13	.06	.11
Net realized and unrealized
gain (loss) on investments	.42		(.10)	(1.19)	.55	1.33	(3.55)
Total from Investment Operations	.41		(.01)	(1.10)	.68	1.39	(3.44)
Distributions:
Dividends from investment income—net	(.08)		(.07)	(.09)	(.04)	(.06)	(.35)
Dividends from net realized gain on investments	—		—	(.31)	—	—	(4.32)
Total Distributions	(.08)		(.07)	(.40)	(.04)	(.06)	(4.67)
Net asset value, end of period	9.66		9.33	9.41	10.91	10.27	8.94
Total Return (%)	4.39	[b]	(.19)	(9.86)	6.59	15.56	(6.32)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.67	[c]	1.65	1.65	1.67	1.77	1.91
Ratio of net expenses to average net assets	1.67	[c]	1.65	1.65	1.67	1.77	1.91
Ratio of net investment income
(loss) to average net assets	(.13)[c]		.90	.87	1.10	.54	1.32
Portfolio Turnover Rate	31.96	[b]	53.25	67.21	77.45	76.34	119.72
Net Assets, end of period ($ x 1,000)	15,709		10,864	16,326	22,027	7,091	4,476

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

The Funds 127

FINANCIAL HIGHLIGHTS (continued)

					Class M Shares
	Six Months Ended
BNY Mellon International	February 28, 2014			Year Ended August 31,			Eight Months Ended		Year Ended
Appreciation Fund†	(Unaudited)		2013	2012	2011	2010	August 31, 2009[a]		December 31, 2008
Per Share Data ($):
Net asset value, beginning of period	12.38		10.80	11.31	10.54	11.35	9.40		16.58
Investment Operations:
Investment income—net[b]	.11		.27	.28	.36	.26	.23		.45
Net realized and unrealized
gain (loss) on investments	1.53		1.69	(.39)	.68	(.73)	1.73		(7.17)
Total from Investment Operations	1.64		1.96	(.11)	1.04	(.47)	1.96		(6.72)
Distributions:
Dividends from investment income—net	(.28)		(.38)	(.40)	(.27)	(.34)	(.01)		(.46)
Net asset value, end of period	13.74		12.38	10.80	11.31	10.54	11.35		9.40
Total Return (%)	13.33	[c]	18.39	(.55)	9.75	(4.35)	20.93	[c]	(41.12)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.80	[d]	.83	.83	.70	.68	.70	[d]	.70
Ratio of net expenses
to average net assets	.80	[d]	.83	.83	.70	.66	.66	[d]	.67
Ratio of net investment income
to average net assets	1.69	[d]	2.27	2.66	2.94	2.29	3.80	[d]	3.32
Portfolio Turnover Rate	.99	[c]	1.24	1.49	9.39	2.71	2.63	[c]	10.62
Net Assets, end of period ($ x 1,000)	108,606		98,361	119,730	198,122	218,067	256,140		267,393

† Represents information for Institutional shares of the fund’s predecessor, BNY Hamilton International Equity Fund, through September 12, 2008.
[a] The fund had changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Not annualized.
[d] Annualized.

See notes to financial statements.

					Investor Shares
	Six Months Ended
BNY Mellon International	February 28, 2014			Year Ended August 31,			Eight Months Ended		Year Ended
Appreciation Fund†	(Unaudited)		2013	2012	2011	2010	August 31, 2009[a]		December 31, 2008
Per Share Data ($):
Net asset value, beginning of period	12.24		10.68	11.19	10.43	11.24	9.31		16.37
Investment Operations:
Investment income—net[b]	.09		.25	.27	.33	.23	.22		.40
Net realized and unrealized
gain (loss) on investments	1.52		1.66	(.41)	.67	(.72)	1.71		(7.06)
Total from Investment Operations	1.61		1.91	(.14)	1.00	(.49)	1.93		(6.66)
Distributions:
Dividends from investment income—net	(.25)		(.35)	(.37)	(.24)	(.32)	—		(.40)
Net asset value, end of period	13.60		12.24	10.68	11.19	10.43	11.24		9.31
Total Return (%)	13.22	[c]	18.13	(.85)	9.50	(4.60)	20.73	[c]	(41.21)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.05	[d]	1.08	1.09	.95	.93	.95	[d]	.95
Ratio of net expenses
to average net assets	1.05	[d]	1.08	1.09	.95	.90	.91	[d]	.92
Ratio of net investment income
to average net assets	1.43	[d]	2.08	2.52	2.75	2.08	3.56	[d]	3.02
Portfolio Turnover Rate	.99	[c]	1.24	1.49	9.39	2.71	2.63	[c]	10.62
Net Assets, end of period ($ x 1,000)	5,236		4,773	4,032	4,019	3,462	4,171		3,179

† Represents information for Class A shares of the fund’s predecessor, BNY Hamilton International Equity Fund, through September 12, 2008.
a The fund had changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Not annualized.
[d] Annualized.

See notes to financial statements.

The Funds 129

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
	February 28, 2014		Year Ended August 31,
BNY Mellon International Equity Income Fund	(Unaudited)		2013	2012	[a]
Per Share Data ($):
Net asset value, beginning of period	13.81		12.87	12.50
Investment Operations:
Investment income—net[b]	.43		.64	.65
Net realized and unrealized
gain (loss) on investments	.57		.87	(.02)
Total from Investment Operations	1.00		1.51	.63
Distributions:
Dividends from investment income—net	(.32)		(.57)	(.26)
Net asset value, end of period	14.49		13.81	12.87
Total Return (%)	7.24	[c]	11.96	5.28	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10	[d]	1.15	1.62	[d]
Ratio of net expenses to average net assets	1.10	[d]	1.15	1.20	[d]
Ratio of net investment income
to average net assets	6.13	[d]	4.57	7.38	[d]
Portfolio Turnover Rate	59.17	[c]	74.80	95.27	[c]
Net Assets, end of period ($ x 1,000)	234,800		165,132	81,034

a	From December 15, 2011 (commencement of operations) to August 31, 2012.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

			Investor Shares
	Six Months Ended
	February 28, 2014		Year Ended August 31,
BNY Mellon International Equity Income Fund	(Unaudited)		2013	2012	[a]
Per Share Data ($):
Net asset value, beginning of period	13.89		12.88	12.50
Investment Operations:
Investment income—net[b]	.15		.98	.65
Net realized and unrealized
gain (loss) on investments	.83		.49	(.04)
Total from Investment Operations	.98		1.47	.61
Distributions:
Dividends from investment income—net	(.31)		(.46)	(.23)
Net asset value, end of period	14.56		13.89	12.88
Total Return (%)	7.09	[c]	11.56	5.10	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.40	[d]	1.42	2.10	[d]
Ratio of net expenses to average net assets	1.39	[d]	1.42	1.45	[d]
Ratio of net investment income
to average net assets	3.06	[d]	5.34	7.14	[d]
Portfolio Turnover Rate	59.17	[c]	74.80	95.27	[c]
Net Assets, end of period ($ x 1,000)	74		51	10

a	From December 15, 2011 (commencement of operations) to August 31, 2012.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

The Funds 131

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
	Six Months Ended
	February 28, 2014			Year Ended August 31,
BNY Mellon Asset Allocation Fund	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	11.68		10.97	10.63	9.85	9.44	10.93
Investment Operations:
Investment income—net[a]	.11		.19	.17	.16	.19	.24
Net realized and unrealized
gain (loss) on investments	1.06		.81	.43	.83	.46	(1.01)
Total from Investment Operations	1.17		1.00	.60	.99	.65	(.77)
Distributions:
Dividends from investment income—net	(.20)		(.26)	(.21)	(.21)	(.24)	(.27)
Dividends from net realized gain on investments	(.69)		(.03)	(.05)	—	—	(.45)
Total Distributions	(.89)		(.29)	(.26)	(.21)	(.24)	(.72)
Net asset value, end of period	11.96		11.68	10.97	10.63	9.85	9.44
Total Return (%)	10.08	[b]	9.20	5.72	10.00	6.84	(6.08)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	.36	[d]	.37	.37	.53	.57	.60
Ratio of net expenses to average net assets[c]	.26	[d]	.25	.27	.53	.57	.60
Ratio of net investment income
to average net assets[c]	1.84	[d]	1.69	1.59	1.49	1.78	2.81
Portfolio Turnover Rate	30.54	[b]	27.39 [e]	81.55	71.08	69.81	78.44 [e]
Net Assets, end of period ($ x 1,000)	455,838		411,214	392,948	365,661	335,138	301,643

a Based on average shares outstanding at each month end.
b Not annualized.
c Amount does not include the expenses of the underlying funds.
[d] Annualized.
e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2013 and 2009 were 27.03% and 77.77%, respectively.

See notes to financial statements.

				Investor Shares
	Six Months Ended
	February 28, 2014			Year Ended August 31,
BNY Mellon Asset Allocation Fund	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	11.74		11.03	10.69	9.90	9.50	10.98
Investment Operations:
Investment income—net[a]	.10		.17	.14	.14	.17	.23
Net realized and unrealized
gain (loss) on investments	1.07		.80	.43	.83	.44	(1.01)
Total from Investment Operations	1.17		.97	.57	.97	.61	(.78)
Distributions:
Dividends from investment income—net	(.19)		(.23)	(.18)	(.18)	(.21)	(.25)
Dividends from net realized gain on investments	(.69)		(.03)	(.05)	—	—	(.45)
Total Distributions	(.88)		(.26)	(.23)	(.18)	(.21)	(.70)
Net asset value, end of period	12.03		11.74	11.03	10.69	9.90	9.50
Total Return (%)	9.98	[b]	8.86	5.44	9.77	6.44	(6.11)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	.61	[d]	.62	.62	.78	.82	.85
Ratio of net expenses to average net assets[c]	.51	[d]	.50	.53	.78	.82	.85
Ratio of net investment income
to average net assets[c]	1.59	[d]	1.45	1.28	1.23	1.54	2.57
Portfolio Turnover Rate	30.54	[b]	27.39 [e]	81.55	71.08	69.81	78.44 [e]
Net Assets, end of period ($ x 1,000)	5,477		4,939	5,091	4,265	4,015	4,412

a Based on average shares outstanding at each month end.
b Not annualized.
c Amount does not include the expenses of the underlying funds.
[d] Annualized.
e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2013 and 2009 were 27.03% and 77.77%, respectively.

See notes to financial statements.

The Funds 133

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-five series, including the following diversified equity funds: BNY Mellon Large Cap Stock Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Small/Mid Cap Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund, BNY Mellon International Equity Income Fund and BNY Mellon Asset Allocation Fund; and the following non-diversified equity fund: BNY Mellon Focused Equity Opportunities Fund (each, a “fund” and together, the “funds”).The objectives of the funds are as follows: BNY Mellon Large Cap Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Fund seek capital appreciation. BNY Mellon Income Stock Fund and BNY Mellon International Equity Income Fund seek total return (consisting of capital appreciation and income). BNY Mellon International Fund and BNY Mellon Emerging Markets Fund seek long-term capital growth. BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and BNY Mellon International Appreciation Fund seek long-term capital appreciation. BNY Mellon Asset Allocation Fund seeks long-term growth of principal in conjunction with current income.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”).The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. Walter Scott & Partners Limited (“Walter Scott”), also a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the BNY Mellon Large Cap Market Opportunities Fund’s and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s sub-investment adviser with respect to the U.S. Large Cap Equity Strategy of each fund. Robeco Investment Management, Inc. (“Robeco”) and Geneva Capital Management Ltd. (“Geneva”) serve as BNY Mellon Mid Cap Multi-Strategy Fund’s sub-investment adviser with respect to the Robeco Mid Cap Value Strategy and Geneva Mid Cap Growth Strategy of the fund, respectively. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the funds’ investments relating to fair value measurements.

These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the funds’ investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

BNY Mellon Asset Allocation Fund: Investments in debt securities, excluding short-term investments (other

The Funds 135

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

than U.S. Treasury Bills) are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S.Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service.These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of the security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset values, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

Table 1 summarizes the inputs used as of February 28, 2014 in valuing each fund’s investments.

At February 28, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy for any of the funds.

(b) Foreign currency transactions: BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund do not isolate that portion of the results of opera-

Table 1—Fair Value Measurements

			Investments in Securities
				Level 2—Other	Level 3—Significant
	Level 1—Unadjusted			Significant		Unobservable
		Quoted Prices	Observable Inputs			Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon Large Cap
Stock Fund
Equity Securities—Domestic
Common Stocks†	473,096,455	—	—	—	—	—	473,096,455
Equity Securities—Foreign
Common Stocks†	3,687,909	—	—	—	—	—	3,687,909
Exchange-Traded Funds	5,214,257	—	—	—	—	—	5,214,257
Mutual Funds	625,617	—	—	—	—	—	625,617
BNY Mellon Large Cap
Market Opportunities Fund
Equity Securities—Domestic
Common Stocks†	100,698,180	—	—	—	—	—	100,698,180
Equity Securities—Foreign
Common Stocks†	6,086,038	—	—	—	—	—	6,086,038
Mutual Funds	109,268,551	—	—	—	—	—	109,268,551
BNY Mellon
Tax-Sensitive Large Cap
Multi-Strategy Fund
Equity Securities—Domestic
Common Stocks†	434,482,271	—	—	—	—	—	434,482,271
Equity Securities—Foreign
Common Stocks†	9,794,212	—	—	—	—	—	9,794,212
Mutual Funds	253,352,748	—	—	—	—	—	253,352,748
BNY Mellon Income
Stock Fund
Equity Securities—Domestic
Common Stocks†	1,096,703,963	—	—	—	—	—	1,096,703,963
Equity Securities—Foreign
Common Stocks†	37,277,791	—	—	—	—	—	37,277,791
Mutual Funds	148,017,890	—	—	—	—	—	148,017,890
Other Financial Instruments:
Options Written	—	(447,800)	—	—	—	—	(447,800)
BNY Mellon Mid Cap
Multi-Strategy Fund
Equity Securities—Domestic
Common Stocks†	1,798,610,202	—	—	—	—	—	1,798,610,202
Equity Securities—Foreign
Common Stocks†	33,943,683	—	—	—	—	—	33,943,683
Exchange-Traded Funds	25,002,550	—	—	—	—	—	25,002,550
Mutual Funds	48,552,063	—	—	—	—	—	48,552,063
Rights†	1,733	—	—	—	—	—	1,733

The Funds 137

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 1—Fair Value Measurements (continued)

			Investments in Securities
				Level 2—Other	Level 3—Significant
	Level 1—Unadjusted			Significant		Unobservable
		Quoted Prices	Observable Inputs			Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon Small Cap
Multi-Strategy Fund
Equity Securities—Domestic
Common Stocks†	343,253,551	—	—	—	—	—	343,253,551
Equity Securities—Foreign
Common Stocks†	12,909,695	—	—	—	—	—	12,909,695
Exchange-Traded Funds	8,516,540	—	—	—	—	—	8,516,540
Mutual Funds	33,277,239	—	—	—	—	—	33,277,239
BNY Mellon Focused
Equity Opportunities Fund
Equity Securities—Domestic
Common Stocks†	539,342,522	—	—	—	—	—	539,342,522
Equity Securities—Foreign
Common Stocks†	69,035,231	—	—	—	—	—	69,035,231
Mutual Funds	5,432,233	—	—	—	—	—	5,432,233
BNY Mellon
Small/Mid Cap Fund
Equity Securities—Domestic
Common Stocks†	453,905,685	—	—	—	—	—	453,905,685
Exchange-Traded Funds	10,102,019	—	—	—	—	—	10,102,019
Mutual Funds	1,657,609	—	—	—	—	—	1,657,609
BNY Mellon
International Fund
Equity Securities—Foreign
Common Stocks†	739,128,101	—	—	—	—	—	739,128,101
Equity Securities—Foreign
Preferred Stocks†	8,828,070	—	—	—	—	—	8,828,070
Exchange-Traded Funds	12,016,780	—	—	—	—	—	12,016,780
Mutual Funds	12,570,946	—	—	—	—	—	12,570,946
Other Financial Instruments:
Forward Foreign Currency
Exchange Contracts††	—	—	53,986	(3,369)	—	—	50,617
BNY Mellon
Emerging Markets Fund
Equity Securities—Foreign
Common Stocks†	1,641,587,112	—	21,433,011	—	—	—	1,663,020,123
Equity Securities—Foreign
Preferred Stocks†	75,154,382	—	—	—	—	—	75,154,382
Exchange-Traded Funds	48,873,331	—	—	—	—	—	48,873,331
Mutual Funds	6,356,687	—	—	—	—	—	6,356,687
Other Financial Instruments:
Forward Foreign Currency
Exchange Contracts††	—	—	16,472	(4,402)	—	—	12,070

Table 1—Fair Value Measurements (continued)

			Investments in Securities
				Level 2—Other	Level 3—Significant
	Level 1—Unadjusted			Significant		Unobservable
		Quoted Prices	Observable Inputs			Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon International
Appreciation Fund
Equity Securities—Foreign
Common Stocks†	110,521,651	—	—	—	—	—	110,521,651
Mutual Funds	2,603,485	—	—	—	—	—	2,603,485
U.S. Treasury	—	—	224,964	—	—	—	224,964
Other Financial Instruments:
Financial Futures††	41,233	—	—	—	—	—	41,233
BNY Mellon International
Equity Income Fund
Equity Securities—Domestic
Common Stocks†	2,463,706	—	—	—	—	—	2,463,706
Equity Securities—Foreign
Common Stocks†	215,688,793	—	—	—	—	—	215,688,793
Equity Securities—Foreign
Preferred Stocks†	4,295,921	—	—	—	—	—	4,295,921
Exchange-Traded Funds	7,750,300	—	—	—	—	—	7,750,300
Mutual Funds	6,179,613	—	—	—	—	—	6,179,613
Other Financial Instruments:
Forward Foreign Currency
Exchange Contracts††	—	—	3,592	—	—	—	3,592
BNY Mellon
Asset Allocation Fund
Asset—Backed	—	—	529,118	—	—	—	529,118
Commercial Mortgage—Backed —		—	604,474	—	—	—	604,474
Corporate Bonds†	—	—	19,367,890	—	—	—	19,367,890
Equity Securities—Domestic
Common Stocks†	80,093,911	—	—	—	—	—	80,093,911
Equity Securities—Foreign
Common Stocks†	616,822	—	—	—	—	—	616,822
Exchange-Traded Funds	691,136	—	—	—	—	—	691,136
Foreign Government	—	—	913,663	—	—	—	913,663
Municipal Bonds	—	—	2,960,826	—	—	—	2,960,826
Mutual Funds	317,040,060	—	—	—	—	—	317,040,060
U.S. Government Agencies/
Mortgage—Backed	—	—	19,473,823	—	—	—	19,473,823
U.S. Treasury	—	—	20,476,292	—	—	—	20,476,292

† See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized appreciation (depreciation) at period end.

The Funds 139

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

tions resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of New York Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. At February 28, 2014, BNY Mellon Focused Equity Opportunities Fund’s value of the collateral was 99.9% of the market value of the securities on loan. BNY Mellon Focused Equity Opportunities Fund received additional collateral subsequent to period end which resulted in the market value of the collateral to be at least 100% of the market value of the securities. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus or U.S. Government and Agency securities. The funds are entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the funds or credit the funds with the market value of the unreturned securities and is subrogated to the funds’ rights against the borrower and the collateral. Table 2 summarizes the amount The Bank of New York Mellon earned from each relevant fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended February 28, 2014.

Table 2—Securities Lending Agreement
BNY Mellon Large Cap Stock Fund	$1,286
BNY Mellon Large Cap
Market Opportunities Fund	1,504
BNY Mellon Tax—Sensitive
Large Cap Multi—Strategy Fund	2,210
BNY Mellon Income Stock Fund	28,298
BNY Mellon Mid Cap
Multi-Strategy Fund	31,094
BNY Mellon Small Cap
Multi-Strategy Fund	18,069
BNY Mellon Focused
Equity Opportunities Fund	356
BNY Mellon Small/Mid Cap Fund	24,014
BNY Mellon Asset Allocation Fund	580

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Table 3 summarizes each fund’s investments in affiliated investment companies during the period ended February 28, 2014.

Table 3—Affiliated Investment Companies

						Net Unrealized
Affiliated	Value				Net Realized	Appreciation	Value		Net	Dividends/
Investment Companies	8/31/2013	($)	Purchases ($)†	Sales ($)	Gain (Loss) ($)	(Depreciation) ($)	2/28/2014	($)	Assets (%)	Distributions ($)
BNY Mellon Large Cap
Stock Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	—		96,184,378	95,559,710	—	—	624,668.1			—
Dreyfus Institutional Cash
Advantage Fund	—		22,113,536	22,112,587	—	—	949.0			—
Total	—		118,297,914	117,672,297	—	—	625,617.1			—
BNY Mellon
Large Cap Market
Opportunities Fund
BNY Mellon Income
Stock Fund, CI. M	29,840,748		103,194	3,177,477	151,020	2,549,671	29,467,156		13.7	1,422,880
Dreyfus Institutional Cash
Advantage Fund	—		2,983,383	876,240	—	—	2,107,143		1.0	—
Dreyfus Institutional
Preferred Plus Money
Market Fund	3,004,055		18,619,631	21,087,560	—	—	536,126.2			354
Dreyfus Research
Growth Fund, Cl. I	38,896,803		—	8,203,069	1,008,086	6,912,885	38,614,705		18.0	258,667
Dreyfus Strategic
Value Fund, Cl. I	38,403,151		—	3,130,488	123,689	3,147,069	38,543,421		17.9	2,393,027
Total	110,144,757		21,706,208	36,474,834	1,282,795	12,609,625	109,268,551		50.8	4,074,928
BNY Mellon
Tax-Sensitive
Large Cap
Multi-Strategy Fund
BNY Mellon Income
Stock Fund, Cl. M	76,368,616		264,095	985,740	30,082	6,884,407	82,561,460		11.8	3,755,136
Dreyfus Institutional
Cash Advantage Fund	—		4,581,788	4,581,788	—	—	—		—	—
Dreyfus Institutional
Preferred Plus Money
Market Fund	4,353,026		37,006,220	36,845,189	—	—	4,514,057.6			1,114
Dreyfus Research
Growth Fund, Cl. I	77,259,705		—	8,746,562	1,351,174	14,824,690	84,689,007		12.1	525,409
Dreyfus Strategic
Value, Cl. I	76,275,820		—	1,250,956	83,678	6,479,682	81,588,224		11.7	4,837,763
Total	234,257,167		41,852,103	52,410,235	1,464,934	28,188,779	253,352,748		36.2	9,119,422
BNY Mellon
Income Stock Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	13,968,966		159,185,918	150,033,502	—	—	23,121,382		2.0	—
Dreyfus Institutional Cash
Advantage Fund	—		183,665,097	58,768,589	—	—	124,896,508		10.8	—
Total	13,968,966		342,851,015	208,802,091	—	—	148,017,890		12.8	—

The Funds 141

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 3—Affiliated Investment Companies (continued)

						Net Unrealized
Affiliated	Value				Net Realized	Appreciation	Value		Net	Dividends/
Investment Companies	8/31/2013	($)	Purchases ($)†	Sales ($)	Gain (Loss) ($)	(Depreciation) ($)	2/28/2014	($)	Assets (%)	Distributions ($)
BNY Mellon Mid Cap
Multi-Strategy Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	24,835,543		125,644,039	119,776,199	—	—	30,703,383		1.6	—
Dreyfus Institutional Cash
Advantage Fund	—		148,419,360	130,570,680	—	—	17,848,680.9			—
Total	24,835,543		274,063,399	250,346,879	—	—	48,552,063		2.5	—
BNY Mellon Small Cap
Multi-Strategy Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	5,055,595		38,566,657	38,026,250	—	—	5,596,002		1.5	—
Dreyfus Institutional Cash
Advantage Fund	19,981,865		88,006,300	80,306,928	—	—	27,681,237		7.5	—
Total	25,037,460		126,572,957	118,333,178	—	—	33,277,239		9.0	—
BNY Mellon Focused
Equity Opportunities Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	4,505,312		35,531,588	35,143,667	—	—	4,893,233.8			—
Dreyfus Institutional Cash
Advantage Fund	686,688		2,079,855	2,227,543	—	—	539,000.1			—
Total	5,192,000		37,611,443	37,371,210	—	—	5,432,233.9			—
BNY Mellon
Small/Mid Cap Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	1,647,363		44,891,960	44,881,714	—	—	1,657,609.4			—
Dreyfus Institutional Cash
Advantage Fund	37,289,322		124,590,510	161,879,832	—	—	—		—	—
Total	38,936,685		169,482,470	206,761,546	—	—	1,657,609.4			—
BNY Mellon
International Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	8,318,742		107,083,985	102,831,781	—	—	12,570,946		1.6	—
BNY Mellon Emerging
Markets Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	3,563,342		255,626,020	252,832,675	—	—	6,356,687.3			—
BNY Mellon International
Appreciation Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	1,761,341		7,579,603	6,737,459	—	—	2,603,485		2.3	—

Table 3—Affiliated Investment Companies (continued)

						Net Unrealized
Affiliated	Value				Net Realized	Appreciation	Value		Net	Dividends/
Investment Companies	8/31/2013	($)	Purchases ($)†	Sales ($)	Gain (Loss) ($)	(Depreciation) ($)	2/28/2014	($)	Assets (%)	Distributions ($)
BNY Mellon International
Equity Income Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	3,045,924		79,353,869	76,220,180	—	—	6,179,613		2.6	—
BNY Mellon
Asset Allocation Fund
BNY Mellon Emerging
Markets Fund, CI. M	34,357,539		2,193,278	4,173,000	86,640	964,612	33,429,069		7.2	401,278
BNY Mellon Focused
Equity Opportunities
Fund, CI. M	31,293,167		2,797,904	1,311,000	42,944	2,863,921	35,686,936		7.7	2,797,905
BNY Mellon Income
Stock Fund, CI. M	19,787,936		938,164	2,185,000	74,976	1,735,372	20,351,448		4.4	982,649
BNY Mellon Intermediate
Bond Fund, CI. M	13,545,156		4,641,357	—	—	56,989	18,243,502		4.0	228,072
BNY Mellon International
Fund, CI. M	10,157,412		9,923,906	—	—	1,704,914	21,786,232		4.7	182,906
BNY Mellon Mid Cap
Multi-Strategy
Fund, CI. M	23,089,380		1,287,671	1,311,000	39,947	2,703,189	25,809,187		5.6	1,287,670
BNY Mellon Short-Term
U.S. Government
Securities Fund, CI. M	8,613,124		5,864,098	—	—	(22,913)	14,454,309		3.1	55,133
BNY Mellon
Small/Mid Cap
Fund, CI. M	10,776,945		610,464	5,273,000	730,694	167,325	7,012,428		1.5	610,466
Dreyfus Emerging
Markets Debt Local
Currency Fund, CI. I	3,673,205		41,594	3,664,012	(196,946)	146,159	—		—	41,594
Dreyfus Global Real
Estate Securities
Fund, CI. I	9,022,527		230,704	2,906,000	337,235	115,655	6,800,121		1.5	230,703
Dreyfus High Yield
Fund, CI. I	11,918,784		6,638,156	—	—	589,558	19,146,498		4.2	459,646
Dreyfus Inflation Adjusted
Securities Fund, Cl. I	8,629,098		38,491	3,333,000	(315,924)	386,628	5,405,293		1.2	40,257
Dreyfus Institutional
Cash Advantage Fund	—		3,983,551	2,239,469	—	—	1,744,082.4			—
Dreyfus Institutional
Preferred Plus Money
Market Fund	4,543,384		39,402,151	32,288,920	—	—	11,656,615		2.5	2,132
Dreyfus Select Managers
Small Cap Growth
Fund, CI. I	10,024,093		5,084,366	874,000	35,503	1,213,679	15,483,641		3.4	549,367
Dreyfus Select Managers
Small Cap Value
Fund, CI. I	13,499,890		1,245,658	874,000	96,680	885,456	14,853,684		3.2	1,245,658

The Funds 143

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 3—Affiliated Investment Companies (continued)

						Net Unrealized
Affiliated	Value				Net Realized	Appreciation	Value		Net	Dividends/
Investment Companies	8/31/2013	($)	Purchases ($)†	Sales ($)	Gain (Loss) ($)	(Depreciation) ($)	2/28/2014	($)	Assets (%)	Distributions ($)
BNY Mellon
Asset Allocation
Fund (continued)
Dreyfus U.S. Equity
Fund, CI. I	18,009,791		202,246	3,330,000	931,846	861,597	16,675,480		3.6	202,245
Dreyfus/Newton
International Equity
Fund, CI. I	4,825,670		6,075,352	—	—	440,688	11,341,710		2.5	93,352
Global Stock Fund, CI. I	15,891,193		144,639	—	—	1,436,000	17,471,832		3.8	144,638
Total	251,658,294		91,343,750	63,762,401	1,863,595	16,248,829	297,352,067		64.5	9,555,671

†	Includes reinvested dividends/distributions.

(e) Risk: BNY Mellon Asset Allocation Fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

BNY Mellon Focused Equity Opportunities Fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund:

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date. BNY Mellon Large Cap Stock Fund, BNY Mellon Income Stock Fund and BNY Mellon Asset Allocation Fund declared and paid dividends from investment income-net monthly. BNY Mellon International Equity Income Fund declared and paid dividends from investment income-net quarterly. BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Appreciation Fund declared and paid dividends from investment income-net annually. With respect to each series, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of the funds not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended February 28, 2014, the funds did not have any liabilities for any uncertain tax positions.The funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended February 28, 2014, the funds did not incur any interest or penalties.

Except for BNY Mellon International Equity Income Fund, each tax year in the three-year period ended August 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities. For BNY Mellon International Equity Income Fund, each tax year in the two-year period ended August 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), each relevant fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

Table 4 summarizes each relevant fund’s unused capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2013.

†	If not applied, the carryovers expire in the above fiscal years.
††	Post-enactment short-term losses which can be carried forward for an unlimited period.
††† Post-enactment long-term losses which can be carried forward for an unlimited period.

The Funds 145

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 5 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2013. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 3—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2014, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon International Appreciation Fund and BNY Mellon Asset Allocation Fund did not borrow under the Facilities.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2014 for BNY Mellon Large Cap Stock Fund was approximately $1,100,000, with a related weighted average annualized interest rate of 1.10%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2014 for BNY Mellon Large Cap Market Opportunities Fund was approximately $25,400, with a related weighted average annualized interest rate of 1.10%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2014 for BNY Tax-Sensitive Large Cap Multi-Strategy Fund was approximately $49,200, with a related weighted average annualized interest rate of 1.11%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2014 for BNY Mellon Focused Equity Opportunities Fund was approximately $41,400, with a related weighted average annualized interest rate of 1.09%.

Table 5—Tax Character of Distributions Paid

	Ordinary Income ($)	Long-Term Capital Gains ($)
	2013	2013
BNY Mellon Large Cap Stock Fund	11,137,684	41,930,989
BNY Mellon Large Cap Market Opportunities Fund	1,053,939	—
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	1,087,759	—
BNY Mellon Income Stock Fund	21,134,036	474,473
BNY Mellon Mid Cap Multi-Strategy Fund	27,846,244	74,651,509
BNY Mellon Small Cap Multi-Strategy Fund	580,713	—
BNY Mellon Focused Equity Opportunities Fund	4,212,219	—
BNY Mellon Small/Mid Cap Fund	7,576,741	—
BNY Mellon International Fund	16,875,502	—
BNY Mellon Emerging Markets Fund	21,822,977	—
BNY Mellon International Appreciation Fund	3,770,987	—
BNY Mellon International Equity Income Fund	4,925,558	—
BNY Mellon Asset Allocation Fund	9,449,181	773,574

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2014 for BNY Mellon Small/Mid Cap Fund was approximately $174,200, with a related weighted average annualized interest rate of 1.10%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2014 for BNY Mellon Emerging Markets Fund was approximately $193,400, with a related weighted average annualized interest rate of 1.09%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2014 for BNY Mellon International Equity Income Fund was approximately $161,900, with a related weighted average annualized interest rate of 1.11%.

NOTE 4—Investment Advisory Fee, Administration Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .65% of BNY Mellon Large Cap Stock Fund, .70% (direct investment in securities) and .15% (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Large Cap Market Opportunities Fund, .70% (direct investment in securities) and .15% (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, .65% of BNY Mellon Income Stock Fund, .75% of BNY Mellon Mid Cap Multi-Strategy Fund, .85% of BNY Mellon Small Cap Multi-Strategy Fund, .70% of BNY Mellon Focused Equity Opportunities Fund, .75% of BNY Mellon Small/Mid Cap Fund, .85% of BNY Mellon International Fund, 1.15% of BNY Mellon Emerging Markets Fund, .50% of BNY Mellon International Appreciation Fund, .85% of BNY Mellon International Equity Income Fund and .65% (equity investments), .40% (debt securities) and .15% (money market investments and other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Asset Allocation Fund.

For BNY Mellon International Equity Income Fund, the Investment Adviser had contractually agreed, from September 1, 2013 through December 31, 2013, to waive receipt of its fees and/or assume the expenses of the fund, so that the fund’s total annual operating expenses (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) did not exceed 1.20% of the value of the average daily net assets of their respective class. The reduction in expenses, pursuant to the undertaking, amounted to $8 during the period ended February 28, 2014.

For BNY Mellon Asset Allocation Fund, the Investment Adviser has contractually agreed, from September 1, 2013 through December 31, 2014, to waive receipt of its fees and/or assume the expenses of the fund, so that the fund’s total annual fund operating expenses (including indirect fees and expenses of the underlying funds, but excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .87% of the value of the average daily net assets of their respective class. The reduction in expenses, pursuant to the undertaking, amounted to $215,858 during the period ended February 28, 2014.

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

The Funds 147

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

No administration fee is applied to assets held by BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund which are invested in shares of other underlying funds.

No administration fee is applied to assets held by BNY Mellon Asset Allocation Fund which are invested in cash or money market instruments or shares of other underlying funds.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Walter Scott, Dreyfus pays Walter Scott a monthly fee at an annual rate of .41% of BNY Mellon Large Cap Market Opportunities Fund’s and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s average daily net assets allocated to the U.S. Large Cap Equity Strategy.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Robeco and a Sub-Investment Advisory Agreement between Dreyfus and Geneva, Dreyfus pays Robeco and Geneva separate monthly fees at an annual percentage of BNY Mellon Mid Cap Multi-Strategy Fund’s average daily net assets allocated to the Robeco Mid Cap Value Strategy and Geneva Mid Cap Growth Strategy, respectively.

(b) The funds have adopted a Shareholder Services Plan with respect to their Investor shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 6 summarizes the amounts Investor shares were charged during the period ended February 28, 2014, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 6—Shareholder Services Plan Fees
BNY Mellon Large Cap Stock Fund	$20,281
BNY Mellon Large Cap
Market Opportunities Fund	268
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	739
BNY Mellon Income Stock Fund	4,730
BNY Mellon Mid Cap
Multi-Strategy Fund	45,033
BNY Mellon Small Cap
Multi-Strategy Fund	12,329
BNY Mellon Focused Equity
Opportunities Fund	1,999
BNY Mellon Small/Mid Cap Fund	1,173
BNY Mellon International Fund	8,053
BNY Mellon Emerging Markets Fund	18,618
BNY Mellon International
Appreciation Fund	6,445
BNY Mellon International
Equity Income Fund	135
BNY Mellon Asset Allocation Fund	6,663

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as an expense offset in the Statements of Operations.

The funds compensate The Bank of New York Mellon under a custody agreement for providing custodial services for the funds.These fees are determined based on net assets, geographic region and transaction activity.

Table 7 summarizes the amount each fund was charged during the period ended February 28, 2014, pursuant to the custody agreement.

Table 7—Custody Agreement Fees
BNY Mellon Large Cap Stock Fund	$45,834
BNY Mellon Large Cap
Market Opportunities Fund	5,130
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	20,296
BNY Mellon Income Stock Fund	40,468
BNY Mellon Mid Cap
Multi-Strategy Fund	61,338
BNY Mellon Small Cap
Multi-Strategy Fund	39,603
BNY Mellon Focused Equity
Opportunities Fund	21,373
BNY Mellon Small/Mid Cap Fund	18,873
BNY Mellon International Fund	82,379
BNY Mellon Emerging Markets Fund	917,481
BNY Mellon International
Appreciation Fund	4,123
BNY Mellon International
Equity Income Fund	41,000
BNY Mellon Asset Allocation Fund	10,140

The funds compensate Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the funds.The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust. The funds also compensated The Bank of New York Mellon under a cash management agreement that was in effect until September 30, 2013 for performing certain cash management services related to fund subscriptions and redemptions. Table 8 summarizes the amount each fund was charged during the period ended February 28, 2014, pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statements of Operations. Cash management fees were partially offset by earnings credits for each fund, also summarized in Table 8.

During the period ended February 28, 2014, each fund was charged $4,551 for services performed by the Chief Compliance Officer and his staff.

Table 8—Cash Management Agreement Fees

			The Bank of New York
	Dreyfus Transfer, Inc.	Dreyfus Transfer, Inc.	Mellon Cash
	Cash Management Fees ($)	Earnings Credits ($)	Management Fees ($)
BNY Mellon Large Cap Stock Fund	42	(4)	2
BNY Mellon Large Cap Market Opportunities Fund	5	—	—
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	6	(1)	—
BNY Mellon Income Stock Fund	32	(3)	2
BNY Mellon Mid Cap Multi-Strategy Fund	624	(56)	33
BNY Mellon Small Cap Multi-Strategy Fund	243	(22)	12
BNY Mellon Focused Equity Opportunities Fund	12	(1)	1
BNY Mellon Small/Mid Cap Fund	17	(2)	1
BNY Mellon International Fund	43	(4)	2
BNY Mellon Emerging Markets Fund	75	(7)	4
BNY Mellon International Appreciation Fund	104	(9)	5
BNY Mellon International Equity Income Fund	10	(1)	—
BNY Mellon Asset Allocation Fund	11	(1)	1

The Funds 149

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 9 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 5—Securities Transactions:

Table 10 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, financial futures and options transactions, during the period ended February 28, 2014.

Table 9—Due to The Dreyfus Corporation and Affiliates

	Investment	Shareholder		Chief
	Advisory	Services	Custodian	Compliance	Less Expense
	Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)	Reimbursement ($)
BNY Mellon Large Cap Stock Fund	236,004	2,292	35,849	1,523	—
BNY Mellon Large Cap Market Opportunities Fund	70,182	68	6,608	1,523	—
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	265,441	289	16,825	1,523	—
BNY Mellon Income Stock Fund	563,904	763	24,144	1,523	—
BNY Mellon Mid Cap Multi-Strategy Fund	1,052,506	7,453	39,813	1,523	—
BNY Mellon Small Cap Multi-Strategy Fund	233,147	1,999	24,710	1,523	—
BNY Mellon Focused Equity Opportunities Fund	321,461	391	12,544	1,523	—
BNY Mellon Small/Mid Cap Fund	261,957	310	12,830	1,523	—
BNY Mellon International Fund	466,421	1,367	80,050	1,523	—
BNY Mellon Emerging Markets Fund	1,601,232	3,006	632,963	1,523	—
BNY Mellon International Appreciation Fund	42,684	987	3,732	1,523	—
BNY Mellon International Equity Income Fund	135,857	20	25,624	1,523	—
BNY Mellon Asset Allocation Fund	93,819	1,095	5,718	1,523	(30,800)

Table 10—Purchases and Sales

			Purchases ($)		Sales ($)
BNY Mellon Large Cap Stock Fund			694,434,206	1,053,147,677
BNY Mellon Large Cap Market Opportunities Fund			20,810,552		49,795,937
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund			50,489,634		77,534,520
BNY Mellon Income Stock Fund			363,845,448	329,179,971
BNY Mellon Mid Cap Multi-Strategy Fund			584,967,935	583,723,085
BNY Mellon Small Cap Multi-Strategy Fund			162,307,947	158,789,758
BNY Mellon Focused Equity Opportunities Fund			231,758,619	253,836,025
BNY Mellon Small/Mid Cap Fund			212,843,345	279,664,144
BNY Mellon International Fund			419,310,542	258,688,675
BNY Mellon Emerging Markets Fund			605,410,390	707,337,367
BNY Mellon International Appreciation Fund			1,067,905		3,676,023
BNY Mellon International Equity Income Fund			166,588,141	104,286,968
BNY Mellon Asset Allocation Fund			138,999,860	131,667,133

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by each relevant fund during the period ended February 28, 2014 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, BNY Mellon International Appreciation Fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market.A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statements of Operations.When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statements of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at February 28, 2014 are set forth in the Statements of Financial Futures.

Options Transactions: BNY Mellon Income Stock Fund purchases and writes (sells) put and call options to hedge against changes in the values of equities, or as a substitute for an investment.The fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received.The Statement of Operations reflects the following: any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

Table 11 summarizes BNY Mellon Income Stock Fund’s call/put options written during the period ended February 28, 2014.

Forward Foreign Currency Exchange Contracts: BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund enter into forward contracts in order to hedge their exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle

The Funds 151

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

foreign currency transactions or as a part of their investment strategies.When executing forward contracts, each fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward contracts, each fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, each fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statements of Operations. Each fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. Each fund is also exposed to credit risk associated with counterparty non performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. Table 12 summarizes open forward contracts for each relevant fund at February 28, 2014.

Table 11—Options Written

BNY Mellon Income Stock Fund			Options Terminated
	Number of	Premiums		Net Realized
Options Written	Contracts	Received ($)	Cost ($)	Gain ($)
Contracts outstanding August 31, 2013	1,740	145,548
Contracts written	2,620	155,647
Contracts terminated:
Contracts expired	1,740	145,548	—	145,548
Contracts outstanding February 28, 2014	2,620	155,647

Table 12—Forward Foreign Currency Exchange Contracts

BNY Mellon International Fund
	Foreign			Unrealized
	Currency			Appreciation
Forward Foreign Currency Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Australian Dollar, Expiring 3/3/2014[a]	1,231,867	1,101,326	1,099,253	(2,073)
British Pound, Expiring 3/3/2014[b]	2,192,177	3,653,241	3,670,881	17,640
Japanese Yen, Expiring 3/3/2014[b]	405,492,556	3,976,235	3,984,401	8,166
Norwegian Krone, Expiring 3/3/2014[c]	1,738,280	287,011	289,617	2,606
Swedish Krona, Expiring 3/3/2014[d]	2,644,808	405,140	412,501	7,361
Swiss Franc, Expiring 3/3/2014[b]	1,417,878	1,594,698	1,612,141	17,443
Sales:		Proceeds ($)
Euro, Expiring 3/3/2014[b]	107,968	147,732	149,028	(1,296)
Norwegian Krone, Expiring 3/4/2014[a]	2,125,886	354,763	354,196	567
Singapore Dollar, Expiring 3/4/2014[e]	393,001	310,226	310,023	203
Gross Unrealized Appreciation				53,986
Gross Unrealized Depreciation				(3,369)

Counterparties:
a	Barclays Bank
b	Goldman Sachs International
c	Morgan Stanley Capital Services
[d]	Citigroup
e	UBS

Table 12—Forward Foreign Currency Exchange Contracts (continued)

BNY Mellon Emerging Markets Fund
	Foreign			Unrealized
	Currency			Appreciation
Forward Foreign Currency Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
South Korean Won, Expiring
3/3/2014 [a]	1,147,098,002	1,074,062	1,074,565	503
3/4/2014 [a]	275,290,103	257,425	257,883	458
Taiwan Dollar, Expiring 3/3/2014[a]	30,462,000	1,005,081	1,005,413	332
Sales:		Proceeds ($)
Brazilian Real, Expiring:
3/6/2014 [b]	1,946,070	839,909	829,969	9,940
3/7/2014 [b]	736,445	315,124	314,083	1,041
Hong Kong Dollar, Expiring 3/3/2014[b]	25,578,743	3,295,691	3,295,996	(305)
South African Rand, Expiring:
3/3/2014 [c]	8,243,396	766,742	765,528	1,214
3/3/2014 [d]	6,063,982	566,119	563,135	2,984
South Korean Won, Expiring 3/3/2014[a]	5,191,935,968	4,859,543	4,863,640	(4,097)
Gross Unrealized Appreciation				16,472
Gross Unrealized Depreciation				(4,402)

Counterparties:
a	HSBC
b	Citigroup
c	Goldman Sachs International
[d]	Morgan Stanley Capital Services

Table 12—Forward Foreign Currency Exchange Contracts (continued)

BNY Mellon International Equity Income Fund
	Foreign
	Currency			Unrealized
Forward Foreign Currency Exchange Contracts	Amounts	Cost ($)	Value ($)	Appreciation ($)

Purchases;
South African Rand, Expiring 3/4/2014[a]	10,335,341	956,206	959,798	3,592

Counterparty:
a UBS

The Funds 153

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

In December 2011, with clarification in January 2013, FASB issued guidance that expands disclosure requirements with respect to the offsetting of certain assets and liabilities. The funds adopted these disclosure provisions during the current reporting period.These disclosures are required for certain investments, including derivative financial instruments subject to master netting arrangements (“MNA”) or similar agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require each relevant fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the funds do not offset derivative assets and derivative liabilities that are subject to MNA in the Statement of Assets and Liabilities.

Table 13 summarizes each relevant fund’s derivatives assets and liabilities (by type) on a gross basis, and net of amounts available for offsetting under MNA and net of related collateral received or pledged, if any, as of February 28, 2014.

Table 13—Derivatives of Assets and Liabilities subject to MNA offsetting
At February 28, 2014, derivative assets and liabilities (by type) on a gross basis are as follows:

BNY Mellon International Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	53,986	(3,369)
Total gross amount of derivative assets and liabilities
in the Statement of Assets and Liabilities	53,986	(3,369)
Derivatives not subject to MNA or similar agreements	—	—
Total gross amount of assets and liabilities
subject to MNA or similar agreements	53,986	(3,369)

The following tables present derivative assets and liabilities net of amounts available for offsetting under MNA and net of related collateral received or pledged, if any, as of February 28, 2014:

Gross Amounts Not Offset in the Statement of Assets and Liabilities

		Financial
		Instruments
	Gross Amount of	and Derivatives	Securities Collateral	Cash Collateral	Net Amount of
Counterparties	Assets ($)[1]	Available for Offset ($)	Received ($)[2]	Received ($)[2]	Assets ($)
Barclays Bank	567	(567)	—	—	—
Citigroup	7,361	—	—	—	7,361
Goldman Sachs International	43,249	(1,296)	—	—	41,953
Morgan Stanley Capital Services	2,606	—	—	—	2,606
UBS	203	—	—	—	203
Total	53,986	(1,863)	—	—	52,123

		Financial
		Instruments
	Gross Amount of	and Derivatives	Securities Collateral	Cash Collateral	Net Amount of
Counterparties	Liabilities ($)[1]	Available for Offset ($)	Pledged ($)[2]	Pledged ($)[2]	Liabilities ($)
Barclays Bank	(2,073)	567	—	—	(1,506)
Goldman Sachs International	(1,296)	1,296	—	—	—
Total	(3,369)	1,863	—	—	(1,506)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

Table 13—Derivatives of Assets and Liabilities subject to MNA offsetting (continued)
At February 28, 2014, derivative assets and liabilities (by type) on a gross basis are as follows:

BNY Mellon Emerging Markets Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	16,472	(4,402)
Total gross amount of derivative assets and
liabilities in the Statement of Assets and Liabilities	16,472	(4,402)
Derivatives not subject to MNA or similar agreements	—	—
Total gross amount of assets and liabilities
subject to MNA or similar agreements	16,472	(4,402)

The following tables present derivative assets and liabilities net of amounts available for offsetting under MNA and net of related collateral received or pledged, if any, as of February 28, 2014:

Gross Amounts Not Offset in the Statement of Assets and Liabilities

		Financial
		Instruments
	Gross Amount of	and Derivatives	Securities Collateral	Cash Collateral	Net Amount of
Counterparties	Assets ($)[1]	Available for Offset ($)	Received ($)[2]	Received ($)[2]	Assets ($)
Citigroup	10,981	(305)	—	—	10,676
HSBC	1,293	(1,293)	—	—	—
Goldman Sachs International	1,214	—	—	—	1,214
Morgan Stanley Capital Services	2,984	—	—	—	2,984
Total	16,472	(1,598)	—	—	14,874

		Financial
		Instruments
	Gross Amount of	and Derivatives	Securities Collateral	Cash Collateral	Net Amount of
Counterparties	Liabilities ($)[1]	Available for Offset ($)	Pledged ($)[2]	Pledged ($)[2]	Liabilities ($)
Citigroup	(305)	305	—	—	—
HSBC	(4,097)	1,293	—	—	(2,804)
Total	(4,402)	1,598	—	—	(2,804)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

The Funds 155

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 13—Derivatives of Assets and Liabilities subject to MNA offsetting (continued)
At February 28, 2014, derivative assets and liabilities (by type) on a gross basis are as follows:

BNY Mellon International Equity Income Fund
Derivative Financial Instruments:	Assets ($)
Forward contracts	3,592
Total gross amount of derivative assets
and liabilities in the Statement of Assets and Liabilities	3,592
Derivatives not subject to MNA or similar agreements	—
Total gross amount of assets and liabilities
subject to MNA or similar agreements	3,592

The following table presents derivative assets and liabilities net of amounts available for offsetting under MNA and net of related collateral received or pledged, if any, as of February 28, 2014:

Gross Amounts Not Offset in the Statement of Assets and Liabilities

		Financial
		Instruments
	Gross Amount of	and Derivatives	Securities Collateral	Cash Collateral	Net Amount of
Counterparty	Assets ($)[1]	Available for Offset ($)	Received ($)[2]	Received ($)[2]	Assets ($)

UBS	3,592	—	—	—	3,592

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

Table 14 summarizes each relevant fund’s average market value of derivatives outstanding during the period ended February 28, 2014.

Table 15 summarizes gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments for each fund at February 28, 2014.

Table 14—Average Market Value of Derivatives

Average
Market Value ($)
BNY Mellon Income Stock Fund
Equity options contracts	65,463
BNY Mellon International Fund
Forward contracts	6,169,393
BNY Mellon Emerging Markets Fund
Forward contracts	8,461,038
BNY Mellon International Appreciation Fund
Equity financial futures	2,320,741
BNY Mellon International Equity Income Fund
Forward contracts	2,349,731

At February 28, 2014, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

Table 15—Accumulated Net Unrealized Appreciation (Depreciation)

	Gross	Gross
	Appreciation ($)	Depreciation ($)	Net ($)
BNY Mellon Large Cap Stock Fund	72,563,858	6,609,459	65,954,399
BNY Mellon Large Cap Market Opportunities Fund	45,985,412	583,248	45,402,164
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	131,561,149	1,187,532	130,373,617
BNY Mellon Income Stock Fund	220,364,446	10,255,653	210,108,793
BNY Mellon Mid Cap Multi-Strategy Fund	484,621,136	3,600,941	481,020,195
BNY Mellon Small Cap Multi-Strategy Fund	73,598,471	2,869,549	70,728,922
BNY Mellon Focused Equity Opportunities Fund	149,397,820	1,643,603	147,754,217
BNY Mellon Small/Mid Cap Fund	99,559,535	4,448,488	95,111,047
BNY Mellon International Fund	75,587,901	38,631,285	36,956,616
BNY Mellon Emerging Markets Fund	214,392,251	210,274,592	4,117,659
BNY Mellon International Appreciation Fund	19,470,476	33,942,954	(14,472,478)
BNY Mellon International Equity Income Fund	20,914,388	8,849,309	12,065,079
BNY Mellon Asset Allocation Fund	63,493,830	2,744,284	60,749,546

The Funds 157

NOTES

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258 BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012 Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the funds voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2014 MBSC Securities Corporation                                                                                                                          MFTSA0214-EQ

The BNY Mellon Funds

BNY Mellon Bond Fund

BNY Mellon Intermediate Bond Fund

BNY Mellon Corporate Bond Fund

BNY Mellon Short-Term U.S. Government Securities Fund

SEMIANNUAL REPORT	February 28, 2014

Contents

The Funds

Letter from the President	2
Discussion of Funds' Performance	
BNY Mellon Bond Fund	3
BNY Mellon Intermediate Bond Fund	5
BNY Mellon Corporate Bond Fund	7
BNY Mellon Short-Term U.S. Government Securities Fund	9
Understanding Your Fund's Expenses	11
Comparing Your Fund's Expenses With Those of Other Funds	12
Statements of Investments	13
Statements of Assets and Liabilities	32
Statements of Operations	33
Statements of Changes in Net Assets	34
Financial Highlights	36
Notes to Financial Statements	44

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

- Not FDIC-Insured
- Not Bank-Guaranteed
- May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Funds Trust, covering the six-month period from September 1, 2013, through February 28, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The past six months proved volatile for the U.S. bond market in light of accelerating economic growth and a shift to a more moderately accommodative monetary policy. Nonetheless, most broad measures of fixed-income performance produced positive absolute returns for the reporting period overall. U.S. government securities delivered relatively anemic results as long-term interest rates fluctuated, while corporate-backed bonds generally fared well amid improving business conditions.

Looking forward, we remain somewhat cautious regarding the U.S. bond market's prospects. We believe the domestic economy will continue to strengthen over the next several years, which could push long-term interest rates higher even if, as expected, short-term rates remain low. However, our fixed-income investment teams report that they have continued to identify pockets of opportunity in the bond market, which suggests to us that a highly selective approach could produce favorable results for income-oriented investors in the months ahead. As always, we encourage you to discuss our observations with your financial advisor to assess their potential impact on your investments.

Thank you for your continued confidence and support.

Sincerely,

David K. Mossman
President
BNY Mellon Funds Trust
March 17, 2014

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through February 28, 2014, as provided by John F. Flahive, CFA, Primary Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2014, BNY Mellon Bond Fund’s Class M shares produced a total return of 3.01%, and Investor shares produced a total return of 2.88%.1 In comparison, the fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Index”), produced a total return of 2.84% for the same period.2

The U.S. bond market produced modest returns over the reporting period despite continued short-term volatility stemming from a sustained economic recovery and anticipation of a more moderately accommodative monetary policy from the Federal Reserve Board (the “Fed”).The fund outperformed its benchmark, mainly due to an underweighted position in U.S. Treasury securities and overweighted exposure to higher yielding corporate-backed bonds.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. Treasury and government agency bonds, corporate bonds, mortgage-related securities, and foreign corporate and government bonds. The fund’s investments in bonds must be rated investment-grade quality at the time of purchase3 or, if unrated, deemed of comparable quality by the investment adviser. Generally, the average effective duration of the fund’s portfolio will not exceed eight years.

Shift in Fed Policy Fueled Market Volatility

The U.S. bond market experienced heightened volatility in the months prior to the reporting period, when relatively hawkish remarks by the Fed’s chairman signaled that monetary policymakers would back away from their massive, open-ended quantitative easing program sooner than most analysts had expected. In addition, investors grew concerned that a more robust economic recovery might rekindle dormant inflationary pressures.These developments sent long-term interest rates sharply higher, while short-term rates remained anchored by an unchanged federal funds rate that ranged between 0% and 0.25%.

Bond prices subsequently stabilized as investors recognized that a pullback from quantitative easing did not necessarily portend higher short-term interest rates anytime soon. Longer term bonds rallied in September and October when the Fed surprised investors by refraining from tapering its quantitative easing program. However, additional evidence of accelerating economic growth sparked renewed bond market volatility in November and December. The Fed implemented the first modest reduction of its bond purchasing program in December, which helped drive the yield of 10-year U.S. Treasury securities above 3% for the first time in more than two years. Bond yields then declined and prices rose over the first two months of 2014 as investors grew

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

less worried about monetary policy, instead turning their attention to concerns regarding economic downturns in overseas markets and the potential impact of severe winter weather on U.S. economic performance. The market rebound helped mitigate earlier weakness, enabling the Barclays U.S. Aggregate Bond Index to end the reporting period in solidly positive territory.

In this environment, corporate- and asset-backed securities typically fared better than their government-issued counterparts as underlying business and credit fundamentals for corporate issuers continued to improve.

Emphasis on Credit Buoyed the Fund’s Relative Results

The fund’s emphasis on some of the bond market’s higher yielding investment-grade sectors proved effective during the reporting period, and our security selections within various market sectors further buoyed relative results. Corporate bonds fared particularly well, as we maintained overweighted exposure to the market sector. Our security selection strategy produced especially favorable results in the financials and industrials industry groups. The fund also benefited from an overweighted position in taxable municipal bonds.The fund’s holdings of mortgage-backed securities had little material impact on its relative results over the reporting period.

Although generally underweighted exposure to U.S. Treasury securities also contributed positively to the fund’s overall relative performance, its holdings of Treasury Inflation Protected Securities (“TIPS”) lagged market averages as current inflationary pressures remained muted and investors reduced their expectations of future inflation.

Over the course of the reporting period, we gradually reduced the fund’s average duration in order to dampen its sensitivity to interest rate volatility. In addition, at times during the reporting period, we employed interest rate futures to protect the fund from unexpected interest-rate movements.

Finding Opportunities in a Challenging Market Environment

We currently expect the U.S. economic recovery to persist, potentially driving long-term interest rates moderately higher. Nonetheless, we have continued to identify what we believe are attractive opportunities among investment-grade fixed-income securities, especially in higher yielding market sectors.We have identified a number of securities meeting our investment criteria among corporate bonds from issuers with strong underlying business fundamentals. Moreover, we expect robust investor demand to lend further support to corporate bond prices. Although TIPS underperformed market averages amid low inflation expectations, we have retained a position in inflation-adjusted securities as a hedge against unexpected increases in inflationary pressures.

March 17, 2014

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.The fund may use derivative instruments, such as options, futures and options on futures, forward contracts and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays U.S.Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years. Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

4

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through February 28, 2014, as provided by John F. Flahive, CFA, Primary Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2014, BNY Mellon Intermediate Bond Fund’s Class M shares produced a total return of 1.96%, and Investor shares produced a total return of 1.84%.1 In comparison, the fund’s benchmark, the Barclays Intermediate Government/Credit Bond Index (the “Index”), produced a total return of 2.10%.2

The U.S. bond market produced modest returns over the reporting period despite continued short-term volatility stemming from a sustained economic recovery and anticipation of a more moderately accommodative monetary policy from the Federal Reserve Board (the “Fed”).The fund provided mildly lower returns than its benchmark, mainly due to an overweighted position in Treasury Inflation Protected Securities (“TIPS”). The fund’s relative performance also was constrained by fees and expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. government and agency bonds, corporate bonds, mortgage-related securities, foreign corporate and government bonds, and municipal bonds. The fund’s investments in bonds must be rated investment grade at the time of purchase3 or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will be between 2.5 and 5.5 years.When managing the fund, we use a disciplined process to select securities and manage risk.We generally choose bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and our outlook for the securities markets. Our management process also includes computer modeling and scenario testing of possible changes in market conditions.

Shift in Fed Policy Fueled Market Volatility

The U.S. bond market experienced heightened volatility in the months prior to the reporting period, when relatively hawkish remarks by the Fed’s chairman signaled that monetary policymakers would back away from their quantitative easing program sooner than expected. In addition, investors grew concerned that a more robust economic recovery might rekindle dormant inflationary pressures. These developments sent long-term interest rates sharply higher.

Bond prices subsequently stabilized as investors recognized that a pullback from quantitative easing did not necessarily portend higher short-term interest rates. Intermediate- and long-term bonds rallied in September and October when the Fed unexpectedly refrained from tapering its quantitative easing program. However, additional evidence of accelerating economic growth sparked renewed bond market volatility in November and December. The Fed implemented the first modest reduction of its bond purchasing program in December, which helped drive the yield of 10-year U.S. Treasury securities above 3% for the first time in more than two years.Yields then declined and prices rose over the first

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

two months of 2014 as investors reacted to concerns regarding economic downturns in overseas markets and the potential economic impact of severe winter weather in the United States.The market rebound enabled the Index to end the reporting period in positive territory.

In this environment, corporate- and asset-backed securities typically fared better than their government-issued counterparts as underlying credit fundamentals for corporate issuers continued to improve.

Emphasis on Credit Buoyed Relative Results

The fund’s emphasis on some of the bond market’s higher yielding sectors proved effective, and our security selections within various market sectors further buoyed relative results. Investment-grade corporate bonds fared particularly well, as we maintained overweighted exposure to the market sector. Our security selection strategy produced especially favorable results in the industrials and telecommunications services industry groups. The fund also benefited from an overweighted position in taxable municipal bonds.The fund’s holdings of mortgage-backed securities had little material impact on its relative results over the reporting period.

Although generally underweighted exposure to U.S. Treasury securities also contributed positively to relative performance overall, the fund’s holdings of TIPS lagged market averages as investors reduced their inflation expectations.

Over the course of the reporting period, we gradually reduced the fund’s average duration in order to dampen its sensitivity to interest rate volatility. In addition, we employed interest rate futures to protect the fund from unexpected interest-rate movements.

Finding Opportunities in a Challenging Market Environment

We currently expect the U.S. economic recovery to persist, potentially driving longer term interest rates moderately higher. Nonetheless, we have continued to identify what we believe are attractive opportunities among investment-grade securities, especially in higher yielding market sectors.We have identified a number of securities meeting our investment criteria among BBB rated bonds from corporate issuers with solid underlying business fundamentals. Moreover, we expect robust investor demand to lend further support to corporate bond prices. We have reduced the fund’s exposure to TIPS in light of currently low inflation expectations.

March 17, 2014

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The fund may use derivative instruments, such as options, futures and options on futures, forward contracts and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Intermediate
Government/Credit Bond Index is a widely accepted, unmanaged index of government and credit bond market performance composed of U.S. government,
Treasury and agency securities, fixed-income securities and nonconvertible investment-grade credit debt, with an average maturity of 1-10 years. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

6

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through February 28, 2014, as provided by John F. Flahive, CFA, Primary Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2014, BNY Mellon Corporate Bond Fund’s Class M shares produced a total return of 4.08%, and Investor shares produced a total return of 3.94%.1 In comparison, the fund’s benchmark, the Barclays U.S. Intermediate Credit Bond Index (the “Index”), produced a 3.44% total return for the same period.2

Corporate bonds held up well over the reporting period despite continued volatility in the broader bond market stemming from a sustained economic recovery and anticipation of a more moderately accommodative monetary policy from the Federal Reserve Board (the “Fed”). The fund provided higher returns than its benchmark, mainly due to overweighted exposure to BBB rated credits, strong security selections, and a relatively long average duration.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets in corporate bonds, which include U.S. dollar-denominated bonds issued by U.S. and foreign corporations. The remainder of the fund’s assets may be invested in U.S. government and agency bonds, mortgage-related securities, including commercial mortgage-backed securities, asset-backed securities, foreign corporate bonds denominated in foreign currencies, foreign government bonds, municipal bonds and commercial paper and other money market instruments. For additional yield, the fund may invest up to 20% of its assets in fixed-income securities rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by the investment adviser.

We employ a disciplined process to select bonds and manage risk, choosing bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and our outlook for the securities markets. In selecting corporate bonds for investment, we analyze fundamental metrics, including the issuer’s cash flow, leverage and operating margins, as well as its business strategy and operating performance, and macroeconomic factors.

Shift in Fed Policy Fueled Market Volatility

The U.S. bond market experienced heightened volatility in the months prior to the reporting period, when hawkish remarks by the Fed’s chairman signaled that the central bank would back away from quantitative easing sooner than expected. In addition, investors grew concerned that a more robust recovery might rekindle dormant inflationary pressures. Consequently, long-term interest rates moved sharply higher.

Bond prices subsequently stabilized as investors recognized that a pullback from quantitative easing did not necessarily portend higher short-term interest rates. Longer term bonds rallied in September and October when the Fed unexpectedly refrained from tapering its quantitative easing program. However, additional evidence of accelerating economic growth sparked renewed bond market volatility in November and December. The Fed implemented the first modest reduction of its bond purchasing program in December, which helped drive the yield of 10-year U.S. Treasury securities above 3% for the first time in more than two years.Yields then declined and prices rose over the first

The Funds 7

DISCUSSION OF FUND PERFORMANCE (continued)

two months of 2014 as investors reacted to concerns regarding economic downturns in overseas markets and the potential economic impact of severe winter weather in the United States.

In this environment, corporate-backed securities typically fared better than their government-issued counterparts as underlying credit fundamentals continued to improve for corporate issuers, enabling the Index to end the reporting period in solidly positive territory.

Emphasis on BBB Credits Buoyed Relative Results

The fund’s emphasis on BBB rated corporate bonds, which occupy the lowest tier of the investment-grade range, helped fuel its strong performance compared to its benchmark. Security selections were especially strong in the financials, industrials, and utilities sectors.Among financial issuers, real estate investment trusts fared particularly well, as did communications companies in the industrials sector.

The fund also benefited from an overweighted position in taxable municipal bonds. In overseas markets, the fund received positive contributions from bonds issued by supranational corporations, which are businesses with high percentages of government ownership. Banks fared especially well in the supranationals category. Although the fund held underweighted exposure to bonds from foreign governments, relative results were bolstered by its positions in Spain, where sovereign debt securities rebounded strongly.

The fund maintained a relatively long average duration throughout the reporting period, which enabled it to participate more fully in gains at the longer end of the market’s maturity spectrum.At times, the fund employed interest rate futures to protect its portfolio from unexpected interest rate movements.

Finding Opportunities in a Constructive Market Environment

We currently expect the U.S. economic recovery to persist, potentially driving longer term interest rates higher. Nonetheless, we have continued to identify what we believe are an ample number of corporate-backed securities meeting our investment criteria, particularly among BBB rated bonds. Moreover, we expect robust investor demand to lend further support to corporate bond prices.We also have maintained the fund’s relatively long average duration in order to take advantage of attractive values among longer-dated corporate bonds.

March 17, 2014

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The fund may use derivative instruments, such as options, futures and options on futures, forward contracts and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	Source: LIPPER INC.- The Barclays U.S. Intermediate Credit Bond Index
is an unmanaged index that consists of dollar denominated, investment grade, publicly issued securities with a maturity of between one and ten years and that are issued by both corporate issuers and non-corporate issuers. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses.
Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements.

8

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through February 28, 2014, as provided by Lawrence R. Dunn, CFA, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2014, BNY Mellon Short-Term U.S. Government Securities Fund’s Class M shares produced a total return of 0.38%, and Investor shares produced a total return of 0.25%.1 In comparison, the Barclays 1-3 Year U.S. Government Index (the “Index”), the fund’s benchmark, achieved a total return of 0.56%.2

Short-term U.S. government securities held up relatively well during the reporting period despite bouts of heightened market volatility among longer term bonds. The fund produced modestly lower returns than its benchmark, partly due to faster-than-expected prepayment activity among its holdings of mortgage-backed securities.The fund’s relative results also were affected by fund fees and expenses that are not reflected in the Index’s performance.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and in repurchase agreements.The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). The fund may also invest in collateralized mortgage obligations (“CMOs”), including stripped mortgage-backed securities. Generally, the fund’s average effective portfolio maturity and the average effective duration of the fund’s portfolio will be less than three years.

When choosing securities, we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, we then seek to identify what we believe are potentially profitable sectors before they are widely perceived by the market. We also seek to identify underpriced or mispriced securities that appear likely to perform well over time.

Short-Term Rates Stable Despite Longer Term Volatility

The U.S. bond market experienced heightened volatility in the months prior to the reporting period, when relatively hawkish remarks by the Federal Reserve Board’s (the “Fed”) chairman were interpreted as a signal that monetary policymakers would back away from their massive quantitative easing program sooner than expected. In addition, investors grew increasingly concerned that a more robust economic recovery might rekindle dormant inflationary pressures.These developments sent intermediate- and long-term interest rates higher, while short-term rates remained anchored by an unchanged federal funds rate that ranged between 0% and 0.25%. Longer term bond prices subsequently stabilized when investors recognized that a gradual pullback from quantitative easing did not necessarily portend higher short-term interest rates anytime soon.

The Funds 9

DISCUSSION OF FUND PERFORMANCE (continued)

Longer term bonds rallied in September and October when the Fed unexpectedly refrained from tapering its quantitative easing program, but prices of short-term bonds remained relatively stable. However, additional evidence of accelerating economic growth sparked renewed market volatility among longer term bonds in November and December.The Fed implemented modest reductions of its bond purchasing program in December and January, which helped drive the yield of 10-year U.S. Treasury securities above 3% for the first time in more than two years. Consequently, yield differences widened along the market’s maturity spectrum. U.S. government securities generally lagged their corporate- and asset-backed counterparts as the underlying credit fundamentals of corporate issuers continued to improve in the recovering economy.

Security Selection Strategy Buoyed Relative Results

The fund benefited throughout the reporting period from underweighted exposure to short-term U.S. Treasury obligations and an overweighted position in higher yielding mortgage backed securities from government agencies. Approximately 35% of the fund’s assets was invested in mortgage-backed securities, where we emphasized high-quality collateralized mortgage obligations (CMOs) from Fannie Mae, Freddie Mac, and Ginnie Mae. However, the benefits of overweighted exposure to mortgages were balanced by the negative effects of rising prepayment activity among mortgage holders. In addition, the fund held an overweighted position in short-term taxable municipal securities, which typically provided higher yields than their federally issued counterparts.

After maintaining a relatively short average maturity during the summer of 2013, we shifted to a market-neutral duration posture in the fall. This positioning had little impact on the fund’s relative performance over the reporting period.

Balancing Opportunities for Income with Safety and Liquidity

We currently expect the U.S. economic recovery to persist, potentially driving long-term interest rates higher. Nonetheless, we have continued to identify what we believe are attractive opportunities among short-term U.S. government securities, and we have maintained the fund’s overweighted exposure to mortgage-backed securities and taxable municipal bonds. Finally, we have continued to maintain a market-neutral average duration, but we are watchful for opportunities to increase the fund’s average duration to capture higher levels of income from high-quality, highly liquid, short-term government obligations.

March 17, 2014

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The fund may use derivative instruments, such as options, futures and options on futures, forward contracts and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays 1-3Year U.S. Government
Index is a widely accepted, unmanaged index of government and credit bond market performance composed of U.S. government,Treasury and agency securities, fixed-income securities and nonconvertible investment-grade credit debt, with an average maturity of 1-10 years. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

10

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon fixed income fund from September 1, 2013 to February 28, 2014. It also shows how much as $1,000 investment would be worth at the close of the period assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2014
	Class M Shares	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$2.77	$4.02
Ending value (after expenses)	$1,030.10	$1,028.80
Annualized expense ratio (%)	.55	.80
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.80	$3.95
Ending value (after expenses)	$1,019.60	$1,018.40
Annualized expense ratio (%)	.56	.79
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$2.83	$4.10
Ending value (after expenses)	$1,040.80	$1,039.40
Annualized expense ratio (%)	.56	.81
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.63	$3.87
Ending value (after expenses)	$1,003.80	$1,002.50
Annualized expense ratio (%)	.53	.78

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Funds 11

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in each fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2014
	Class M Shares	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$2.76	$4.01
Ending value (after expenses)	$1,022.07	$1,020.83
Annualized expense ratio (%)	.55	.80
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.81	$3.96
Ending value (after expenses)	$1,022.02	$1,020.88
Annualized expense ratio (%)	.56	.79
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$2.81	$4.06
Ending value (after expenses)	$1,022.02	$1,020.78
Annualized expense ratio (%)	.56	.81
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.66	$3.91
Ending value (after expenses)	$1,022.17	$1,020.93
Annualized expense ratio (%)	.53	.78

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

12

STATEMENT OF INVESTMENTS

February 28, 2014 (Unaudited)

BNY Mellon Bond Fund
	Coupon	Maturity	Principal
Bonds and Notes—98.2%	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./Auto Receivables—.8%
AmeriCredit Automobile Receivables Trust, Ser. 2013-2, Cl. A3	0.65	12/8/17	7,160,000		7,166,358
AmeriCredit Automobile Receivables Trust, Ser. 2011-3, Cl. A3	1.17	1/8/16	113,713		113,741
Nissan Auto Receivables Owner Trust, Ser. 2010-A, Cl. A4	1.31	9/15/16	1,286,986		1,288,728
					8,568,827
Casinos—.3%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	1,043,000	[a]	1,024,216
Agua Caliente Band of Cahuilla Indians, Scd. Notes	6.35	10/1/15	753,000	[a]	750,282
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	1,243,000	[a]	1,208,333
					2,982,831
Commercial Mortgage Pass-Through Ctfs.—1.0%
Commercial Mortgage Asset Trust, Ser. 1999-C1, Cl. D	7.08	1/17/32	660,143	[b]	662,755
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3	3.40	5/10/45	730,000		737,828
WFRBS Commercial Mortgage Trust, Ser. 2011-C5, Cl. A2	2.68	11/15/44	1,110,000		1,151,136
WFRBS Commerical Mortgage Trust, Ser. 2013-C13, Cl. A4	3.00	5/15/45	9,045,000		8,735,268
					11,286,987
Consumer Discretionary—4.6%
21st Century Fox America, Gtd. Notes	6.15	3/1/37	5,054,000		5,849,333
Amazon.com, Sr. Unscd. Notes	2.50	11/29/22	6,675,000		6,241,005
Comcast, Gtd. Notes	3.13	7/15/22	11,887,000		11,800,118
Discovery Communications, Gtd. Notes	3.70	6/1/15	7,050,000		7,315,700
Johnson Controls, Sr. Unscd. Notes	3.75	12/1/21	8,110,000		8,374,791
Time Warner Cable, Gtd. Notes	4.13	2/15/21	5,220,000		5,463,748
Time Warner, Gtd. Notes	4.00	1/15/22	6,125,000		6,340,030
					51,384,725
Consumer Staples—2.6%
Anheuser-Busch InBev Worldwide, Gtd. Notes	2.50	7/15/22	6,160,000		5,839,169
ConAgra Foods, Sr. Unscd. Notes	3.20	1/25/23	2,795,000		2,662,291
PepsiCo, Sr. Unscd. Notes	4.50	1/15/20	7,040,000		7,845,017
Pernod Ricard, Sr. Unscd. Notes	4.45	1/15/22	5,610,000	[a]	5,880,812
Walgreen, Sr. Unscd. Notes	3.10	9/15/22	6,735,000		6,516,005
					28,743,294
Energy—.6%
BP Capital Markets, Gtd. Notes	3.20	3/11/16	3,990,000		4,196,782
Petrobras International Finance, Gtd. Notes	5.38	1/27/21	2,500,000		2,518,762
					6,715,544

The Funds 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Financial—16.3%
American International Group, Sr. Unscd. Notes	5.85	1/16/18	8,300,000		9,558,587
Bank of America, Sr. Unscd. Notes	2.60	1/15/19	18,500,000		18,747,937
BBVA US Senior, Bank Gtd. Notes	3.25	5/16/14	6,655,000	[c]	6,687,450
Bear Stearns, Sub. Notes	5.55	1/22/17	5,681,000		6,328,742
BlackRock, Sr. Unscd. Notes	6.25	9/15/17	7,860,000		9,167,417
Boston Properties, Sr. Unscd. Notes	4.13	5/15/21	7,185,000		7,589,839
Citigroup, Sr. Unscd. Notes	2.50	9/26/18	7,075,000		7,167,562
Citigroup, Sr. Unscd. Notes	6.13	11/21/17	3,135,000		3,629,226
Ford Motor Credit, Sr. Unscd. Notes	3.00	6/12/17	6,225,000		6,487,110
General Electric Capital, Jr. Sub. Cap. Secs., Ser. C	5.25	6/29/49	4,930,000	[b,c]	4,862,212
General Electric Capital, Sub. Notes	5.30	2/11/21	8,285,000		9,367,195
Goldman Sachs Group, Sub. Notes	6.75	10/1/37	8,270,000		9,575,850
HSBC Finance, Sub. Notes	6.68	1/15/21	10,510,000		12,371,920
MetLife, Sr. Unscd. Notes	7.72	2/15/19	6,865,000		8,627,657
Morgan Stanley, Sub. Notes	4.88	11/1/22	11,490,000		12,145,550
NYSE Euronext, Gtd. Notes	2.00	10/5/17	7,340,000		7,508,695
Prudential Financial, Sr. Unscd. Notes	4.75	9/17/15	7,135,000		7,576,021
Rabobank Nederland, Bank Gtd. Notes	4.50	1/11/21	8,060,000		8,769,425
RBS Citizens Financial Group, Sub. Notes	4.15	9/28/22	8,555,000	[a]	8,533,382
Simon Property Group, Sr. Unscd. Notes	5.65	2/1/20	8,782,000		10,189,096
TD Ameritrade Holding, Gtd. Notes	4.15	12/1/14	6,630,000		6,814,069
					181,704,942
Foreign/Governmental—1.4%
Mexican Government, Sr. Unscd. Notes	5.63	1/15/17	5,975,000		6,706,937
Mexican Government, Sr. Unscd. Notes	6.63	3/3/15	1,480,000	[c]	1,571,020
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	6,500,000		7,163,747
					15,441,704
Health Care—1.0%
Amgen, Sr. Unscd. Notes	5.65	6/15/42	7,955,000		8,931,023
Thermo Fisher Scientific, Sr. Unscd. Notes	3.60	8/15/21	2,195,000		2,251,976
					11,182,999
Industrial—1.0%
ABB Finance USA, Gtd. Notes	2.88	5/8/22	11,060,000		10,798,984

14

BNY Mellon Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Information Technology—2.0%
Intel, Sr. Unscd. Notes	2.70	12/15/22	10,900,000		10,368,669
Oracle, Sr. Unscd. Notes	5.75	4/15/18	10,410,000		12,096,545
					22,465,214
Materials—.6%
Eastman Chemical, Sr. Unscd. Notes	3.60	8/15/22	7,075,000		7,016,334
Municipal Bonds—4.7%
Chicago, GO	7.78	1/1/35	6,460,000		7,703,033
Florida Hurricane Catastrophe Fund Finance
Corporation, Revenue Bonds	3.00	7/1/20	14,000,000		13,911,660
Illinois, GO	4.42	1/1/15	4,935,000		5,090,699
Massachusetts, GO (Build America Bonds)	4.20	12/1/21	3,985,000		4,358,394
New York City Municipal Water Finance Authority,
Water and Sewer System Second General
Resolution Revenue (Build America Bonds)	6.28	6/15/42	5,430,000		5,979,136
Oakland Unified School District,
GO (Build America Bonds)	9.50	8/1/34	3,550,000		4,165,357
Puerto Rico Commonwealth Government
Development Bank, Revenue Bonds	3.67	5/1/14	8,010,000		7,854,926
University of California Regents, Medical Center
Pooled Revenue (Build America Bonds)	5.44	5/15/23	2,715,000		3,138,296
					52,201,501
Telecommunications—2.5%
AT&T, Sr. Unscd. Notes	4.45	5/15/21	7,980,000		8,608,146
Telefonica Emisiones, Gtd. Notes	5.13	4/27/20	9,395,000		10,241,245
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/23	8,490,000		9,317,019
					28,166,410
U.S. Government Agencies/Mortgage-Backed—29.9%
Federal Home Loan Mortgage Corp.:
3.00%, 9/1/27—11/1/42			36,444,082	[d]	36,882,927
3.50%, 12/1/28—6/1/43			23,979,730	[d]	24,458,354
4.00%, 6/1/26—11/1/33			14,089,918	[d]	15,020,895
4.50%, 5/1/39—11/1/41			42,372,675	[d]	45,693,069
5.00%, 12/1/39—7/1/40			12,877,104	[d]	14,121,358
5.50%, 12/1/37—12/1/38			6,748,619	[d]	7,426,893

The Funds 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies/Mortgage-Backed (continued)
Federal National Mortgage Association:
2.50%, 3/1/28—7/1/28			22,451,020	[d]	22,640,901
3.00%, 10/1/32—5/1/43			23,823,688	[d]	23,432,940
3.34%, 4/1/41			5,348,727	[b,d]	5,679,118
3.50%, 9/1/26—1/1/44			42,996,133	[d]	44,402,126
4.00%, 2/1/41—11/1/42			27,090,645	[d]	28,463,713
4.50%, 3/1/23—12/1/43			4,895,231	[d]	5,255,462
5.00%, 12/1/21—11/1/43			14,890,224	[d]	16,335,856
5.50%, 2/1/38—1/1/39			24,866,770	[d]	27,609,194
6.00%, 4/1/33—9/1/36			2,903,204	[d]	3,264,034
REMIC, Ser. 2011-8, Cl. PV,
4.00%, 1/25/30			3,777,000	[d]	3,935,880
Government National Mortgage Association I;
5.00%, 11/15/34—3/15/36			7,876,527		8,742,324
					333,365,044
U.S. Government Securities—28.4%
U.S. Treasury Inflation Protected Securities:
Notes, 0.13%, 4/15/16			23,755,725	[e]	24,578,813
Notes, 0.13%, 4/15/18			11,785,507	[e]	12,210,893
Notes, 0.13%, 1/15/23			12,181,427	[e]	11,915,909
Notes, 0.63%, 7/15/21			8,706,364	[c,e]	9,094,067
Notes, 1.38%, 7/15/18			13,487,635	[e]	14,839,555
Notes, 1.38%, 1/15/20			10,782,489	[c,e]	11,826,201
Notes, 2.38%, 1/15/17			15,144,531	[c,e]	16,769,024
U.S. Treasury Notes:
0.25%, 8/15/15			23,750,000		23,771,328
0.25%, 9/15/15			22,000,000	[c]	22,012,892
0.25%, 12/15/15			9,000,000	[c]	8,997,012
0.25%, 4/15/16			12,000,000		11,970,000
0.38%, 3/15/16			27,500,000		27,520,405
0.63%, 10/15/16			2,500,000		2,504,980
0.63%, 9/30/17			18,000,000	[c]	17,781,336
0.88%, 9/15/16			24,500,000		24,722,999
0.88%, 12/31/16			21,500,000	[c]	21,646,136
1.25%, 4/30/19			2,415,000		2,375,285
1.38%, 9/30/18			16,470,000	[c]	16,468,073
1.50%, 7/31/16			12,995,000		13,316,327
2.00%, 11/30/20			12,390,000		12,334,344
2.63%, 1/31/18			10,015,000		10,597,512
					317,253,091
Utilities—.5%
Hydro-Quebec, Gov’t Gtd. Notes	2.00	6/30/16	5,130,000		5,287,907
Total Bonds and Notes
(cost $1,071,065,663)					1,094,566,338

16

BNY Mellon Bond Fund (continued)

Other Investment—1.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $16,017,692)	16,017,692 [f]	16,017,692

Investment of Cash Collateral for Securities Loaned—.4%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $4,284,780)	4,284,780 [f]	4,284,780
Total Investments (cost $1,091,368,135)	100.0%	1,114,868,810
Cash and Receivables (Net)	.0%	223,269
Net Assets	100.0%	1,115,092,079

GO—General Obligation
REMIC—Real Estate Mortgage Investment Conduit

a Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2014, these securities were valued at $17,397,025 or 1.6% of net assets.
b Variable rate security—interest rate subject to periodic change.
c Security, or portion thereof, on loan.At February 28, 2014, the value of the fund’s securities on loan was $106,844,223 and the value of the collateral held by the fund was
$109,336,130, consisting of cash collateral of $4,284,780 and U.S. Government and Agency securities valued at $105,051,350.
[d] The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with
FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
U.S. Government Agencies/Mortgage-Backed	58.3	Foreign/Governmental	1.4
Corporate Bonds	32.0	Commercial Mortgage-Backed	1.0
Municipal Bonds	4.7	Asset-Backed	.8
Money Market Investments	1.8		100.0

† Based on net assets.
See notes to financial statements.

The Funds 17

STATEMENT OF INVESTMENTS

February 28, 2014 (Unaudited)

BNY Mellon Intermediate Bond Fund
	Coupon	Maturity	Principal
Bonds and Notes—97.9%	Rate (%)	Date	Amount ($)		Value ($)
Casinos—.2%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	777,000	[a]	763,006
Agua Caliente Band of Cahuilla Indians, Scd. Notes	6.35	10/1/15	370,000	[a]	368,664
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	949,000	[a]	922,532
					2,054,202
Commercial Mortgage Pass-Through Ctfs.—2.3%
Banc of America Commerical Mortgage Trust, Ser. 2005-4, Cl. A5A	4.93	7/10/45	10,470,000		10,959,870
GCCFC Commercial Mortgage Trust, Ser. 2005-GG3, Cl. A4	4.80	8/10/42	4,815,000	[b]	4,917,872
GE Capital Commercial Mortgage Corporation
Trust, Ser. 2005-C2, Cl. AJ	5.06	5/10/43	2,290,000	[b]	2,396,783
GE Capital Commercial Mortgage Corporation
Trust, Ser. 2006-C1, Cl. A4	5.28	3/10/44	3,000,000	[b]	3,202,238
					21,476,763
Consumer Discretionary—4.7%
Discovery Communications, Gtd. Notes	3.70	6/1/15	4,800,000		4,980,902
Grupo Televisa, Sr. Unscd. Notes	6.00	5/15/18	6,120,000		6,932,767
Johnson Controls, Sr. Unscd. Notes	5.50	1/15/16	6,075,000		6,591,849
NBCUniversal Media, Gtd. Notes	4.38	4/1/21	7,050,000		7,670,449
Stanford University, Unscd. Bonds	4.75	5/1/19	5,000,000		5,652,815
Time Warner Cable, Gtd. Notes	4.13	2/15/21	4,455,000		4,663,026
Time Warner, Gtd. Notes	4.00	1/15/22	7,400,000		7,659,792
					44,151,600
Consumer Staples—6.2%
Anheuser-Busch InBev Worldwide, Gtd. Notes	1.38	7/15/17	3,430,000		3,449,613
Coca-Cola, Sr. Unscd. Notes	0.75	11/1/16	3,345,000		3,342,331
ConAgra Foods, Sr. Unscd. Notes	3.20	1/25/23	4,887,000		4,654,960
Diageo Capital, Gtd. Notes	1.50	5/11/17	5,300,000		5,347,695
Dr. Pepper Snapple Group, Gtd. Notes	2.60	1/15/19	6,145,000		6,272,865
Kroger, Sr. Unscd. Notes	2.20	1/15/17	4,230,000		4,344,883
McDonald’s, Sr. Unscd. Notes	5.80	10/15/17	4,460,000		5,172,409
Mondelez International, Sr. Unscd. Notes	4.13	2/9/16	6,930,000		7,365,710
Pernod Ricard, Sr. Unscd. Notes	4.45	1/15/22	4,520,000	[a]	4,738,194
Walgreen, Sr. Unscd. Notes	1.80	9/15/17	6,010,000		6,092,295
Wal-Mart Stores, Sr. Unscd. Notes	3.63	7/8/20	7,920,000		8,460,144
					59,241,099
Energy—1.6%
BP Capital Markets, Gtd. Notes	3.20	3/11/16	6,250,000		6,573,906
Occidental Petroleum, Sr. Unscd. Notes	4.13	6/1/16	3,005,000		3,229,699
Petrobras International Finance, Gtd. Notes	3.88	1/27/16	5,000,000		5,162,500
					14,966,105
Financial—17.0%
American Express Credit, Sr. Unscd. Notes	2.75	9/15/15	5,010,000		5,178,201
American International Group, Sr. Unscd. Notes	5.85	1/16/18	5,925,000		6,823,449

18

BNY Mellon Intermediate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Financial (continued)
Bank of America, Sr. Unscd. Notes	2.60	1/15/19	14,500,000		14,694,329
BBVA US Senior, Bank Gtd. Notes	3.25	5/16/14	5,000,000		5,024,380
Boston Properties, Sr. Unscd. Notes	3.70	11/15/18	6,948,000		7,447,978
Citigroup, Sr. Unscd. Notes	2.50	9/26/18	7,780,000		7,881,786
Citigroup, Sr. Unscd. Notes	6.13	11/21/17	3,590,000		4,155,956
Ford Motor Credit, Sr. Unscd. Notes	3.00	6/12/17	5,035,000		5,247,004
General Electric Capital, Jr. Sub. Cap. Secs., Ser. C	5.25	6/29/49	3,550,000	[b,c]	3,501,187
General Electric Capital, Sub. Notes	5.30	2/11/21	2,765,000		3,126,167
Goldman Sachs Group, Sr. Unscd. Notes	3.30	5/3/15	7,780,000		8,012,513
HSBC Finance, Sub. Notes	6.68	1/15/21	9,502,000		11,185,346
John Deere Capital, Sr. Unscd. Notes	1.25	12/2/14	3,000,000		3,022,578
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/23	7,895,000		7,545,796
MetLife, Sr. Unscd. Notes	6.75	6/1/16	4,450,000		5,028,794
Morgan Stanley, Sub. Notes	4.88	11/1/22	7,610,000		8,044,181
NYSE Euronext, Gtd. Notes	2.00	10/5/17	5,800,000		5,933,301
Private Export Funding, Gov’t Gtd. Notes, Ser. Z	4.38	3/15/19	1,065,000		1,198,472
Prudential Financial, Sr. Unscd. Notes	4.75	9/17/15	4,735,000		5,027,675
Rabobank Nederland, Bank Gtd. Notes	3.38	1/19/17	6,820,000		7,279,354
Royal Bank of Canada, Covered Bonds	1.20	9/19/17	3,330,000		3,327,606
Royal Bank of Scotland Group, Sr. Unscd. Notes	2.55	9/18/15	5,920,000		6,059,487
Simon Property Group, Sr. Unscd. Notes	4.20	2/1/15	6,682,000		6,844,500
Societe Generale, Bank Gtd. Notes	2.63	10/1/18	4,145,000		4,210,445
TD Ameritrade Holding, Gtd. Notes	4.15	12/1/14	3,650,000		3,751,335
Toyota Motor Credit, Sr. Unscd. Notes	2.10	1/17/19	5,640,000		5,687,776
Wachovia, Sub. Notes	5.25	8/1/14	6,210,000		6,333,815
					161,573,411
Foreign/Governmental—1.5%
Mexican Government, Sr. Unscd. Notes	6.63	3/3/15	1,064,000	[c]	1,129,436
Province of Nova Scotia Canada, Sr. Unscd. Bonds	5.13	1/26/17	5,430,000	[c]	6,094,382
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	6,515,000		7,180,279
					14,404,097
Health Care—3.5%
AbbVie, Sr. Unscd. Notes	1.20	11/6/15	6,440,000		6,507,266
Amgen, Sr. Unscd. Notes	5.70	2/1/19	2,905,000		3,397,886
AstraZeneca, Sr. Unscd. Notes	5.90	9/15/17	6,090,000		7,068,700
GlaxoSmithKline Capital, Gtd. Bonds	5.65	5/15/18	5,853,000		6,801,321
Pfizer, Sr. Unscd. Notes	6.20	3/15/19	4,050,000		4,856,185
Thermo Fisher Scientific, Sr. Unscd. Notes	3.20	3/1/16	4,220,000		4,413,428
					33,044,786
Industrial—.9%
ABB Finance USA, Gtd. Notes	1.63	5/8/17	6,107,000		6,111,513

The Funds 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Intermediate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Industrial (continued)
United Technologies, Sr. Unscd. Notes	6.13	2/1/19	1,860,000		2,219,969
					8,331,482
Information Technology—4.4%
Adobe Systems, Sr. Unscd. Notes	4.75	2/1/20	6,414,000		7,106,250
Apple, Sr. Unscd. Notes	1.00	5/3/18	5,915,000		5,780,463
Cisco Systems, Sr. Unscd. Notes	2.13	3/1/19	7,265,000		7,336,691
EMC, Sr. Unscd. Notes	1.88	6/1/18	5,710,000		5,728,124
Intel, Sr. Unscd. Notes	1.35	12/15/17	7,930,000		7,935,551
Oracle, Sr. Unscd. Notes	5.75	4/15/18	7,000,000		8,134,084
					42,021,163
Materials—.7%
Dow Chemical, Sr. Unscd. Notes	4.25	11/15/20	6,545,000		7,028,728
Municipal Bonds—4.3%
California, GO (Various Purpose)	5.95	4/1/16	3,255,000		3,606,670
Florida Hurricane Catastrophe Fund
Finance Corporation, Revenue Bonds	3.00	7/1/20	11,000,000		10,930,590
Illinois, GO	4.42	1/1/15	4,750,000		4,899,863
Massachusetts, GO (Build America Bonds)	4.20	12/1/21	9,625,000		10,526,863
Puerto Rico Commonwealth Government
Development Bank, Revenue Bonds	3.67	5/1/14	5,830,000		5,717,131
University of California Regents, General Revenue	1.80	7/1/19	5,675,000		5,598,104
					41,279,221
Telecommunication Services—3.3%
AT&T, Sr. Unscd. Notes	4.45	5/15/21	6,960,000		7,507,856
British Telecommunications, Sr. Unscd. Notes	1.25	2/14/17	4,900,000		4,915,430
Telefonica Emisiones, Gtd. Notes	3.99	2/16/16	6,635,000		6,980,537
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/23	10,515,000		11,539,277
					30,943,100
U.S. Government Agencies—.7%
Federal Home Loan Bank, Bonds, Ser. 1	0.63	12/28/16	5,585,000		5,584,626
Federal National Mortgage Association, Notes	0.75	12/19/14	1,000,000	[d]	1,004,908
					6,589,534
U.S. Government Agencies/
Mortgage-Backed—1.8%
Federal Home Loan Mortgage Corp.
REMIC, Ser. 3977, Cl. GA, 1.50%, 7/15/19			7,079,771	[d]	7,149,418
REMIC, Ser. 2134, Cl. PM, 5.50%, 3/15/14			1,432	[d]	1,432
Federal National Mortgage Association,
3.69%, 6/1/17			4,863,449	[d]	5,250,156
Government National Mortgage Association I:
Ser. 2013-17, Cl. AB, 2.30%, 1/16/49			3,353,848		3,351,448
Ser. 2009-119, Cl. B, 4.29%, 2/16/41			920,979		939,922
					16,692,376

20

BNY Mellon Intermediate Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Securities—44.1%
U.S. Treasury Bonds;
7.25%, 5/15/16			1,500,000		1,725,234
U.S. Treasury Inflation Protected Securities:
Notes, 0.13%, 4/15/16			2,623,688	[e]	2,714,593
Notes, 0.13%, 4/15/17			18,094,568	[e]	18,795,027
Notes, 0.13%, 4/15/18			22,426,742	[e]	23,236,212
Notes, 0.63%, 7/15/21			7,320,791	[c,e]	7,646,793
Notes, 1.38%, 7/15/18			8,429,772	[c,e]	9,274,722
Notes, 1.38%, 1/15/20			1,018,436	[c,e]	1,117,017
Notes, 2.38%, 1/15/17			18,226,596	[c,e]	20,181,690
U.S. Treasury Notes:
0.25%, 12/15/14			1,250,000		1,251,319
0.25%, 1/15/15			1,250,000		1,251,368
0.25%, 5/15/15			5,825,000	[c]	5,831,827
0.25%, 7/31/15			14,750,000		14,764,986
0.25%, 9/15/15			11,375,000		11,381,666
0.25%, 12/15/15			26,655,000		26,646,151
0.25%, 12/31/15			8,000,000	[c]	7,996,560
0.38%, 11/15/14			16,250,000		16,281,103
0.38%, 8/31/15			12,500,000		12,533,200
0.50%, 6/15/16			16,450,000		16,480,202
0.63%, 7/15/16			32,500,000		32,629,480
0.63%, 5/31/17			7,325,000	[c]	7,278,362
0.63%, 9/30/17			13,250,000	[c]	13,089,039
0.75%, 1/15/17			5,000,000	[c]	5,014,845
0.88%, 12/31/16			9,600,000	[c]	9,665,251
0.88%, 1/31/17			19,925,000		20,042,518
0.88%, 2/28/17			15,000,000	[c]	15,075,000
1.00%, 9/30/16			3,610,000		3,652,728
1.50%, 6/30/16			12,150,000		12,448,052
1.75%, 7/31/15			2,280,000		2,330,497
2.00%, 11/30/20			4,590,000		4,569,382
2.13%, 11/30/14			17,075,000		17,329,793
2.13%, 2/29/16			23,995,000		24,853,565
2.38%, 9/30/14			8,750,000		8,865,526
2.38%, 10/31/14			18,250,000		18,524,115
2.50%, 3/31/15			1,250,000	[c]	1,281,616
2.50%, 4/30/15			3,000,000	[c]	3,082,032
2.63%, 1/31/18			5,765,000		6,100,315
3.25%, 7/31/16			7,135,000		7,613,266
4.50%, 11/15/15			6,070,000		6,508,533
					419,063,585
Utilities—.7%
Duke Energy Carolinas, First Mortgage Bonds	1.75	12/15/16	3,010,000		3,087,520
Hydro-Quebec, Gov’t Gtd. Notes	2.00	6/30/16	3,655,000		3,767,505
					6,855,025
Total Bonds and Notes
(cost $908,997,983)					929,716,277

The Funds 21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Intermediate Bond Fund (continued)

Other Investment—2.9%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $27,775,919)	27,775,919 [f]	27,775,919

Investment of Cash Collateral for Securities Loaned—.3%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $2,569,680)	2,569,680 [f]	2,569,680
Total Investments (cost $939,343,582)	101.1%	960,061,876
Liabilities, Less Cash and Receivables	(1.1%)	(10,354,045)
Net Assets	100.0%	949,707,831

GO—General Obligation
REMIC—Real Estate Mortgage Investment Conduit

a Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2014, these securities were valued at $6,792,396 or .7% of net assets.
b Variable rate security—interest rate subject to periodic change.
c Security, or portion thereof, on loan.At February 28, 2014, the value of the fund’s securities on loan was $87,162,616 and the value of the collateral held by the fund was
$89,130,166, consisting of cash collateral of $2,569,680 and U.S. Government and Agency securities valued at $86,560,486.
[d] The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with
FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
U.S. Government Agencies/Mortgage-Backed	46.6	Commercial Mortgage-Baked	2.3
Corporate Bonds	43.2	Foreign/Governmental	1.5
Municipal Bonds	4.3
Money Market Investments	3.2		101.1

† Based on net assets.
See notes to financial statements.

22

STATEMENT OF INVESTMENTS

February 28, 2014 (Unaudited)

BNY Mellon Corporate Bond Fund
	Coupon	Maturity	Principal
Bonds and Notes—96.9%	Rate (%)	Date	Amount ($)		Value ($)
Automobiles & Components—1.6%
Johnson Controls, Sr. Unscd. Notes	3.75	12/1/21	4,500,000		4,646,925
Nissan Motor Acceptance, Unscd. Notes	0.95	9/26/16	5,000,000	[a,b]	5,032,290
					9,679,215
Banks—11.5%
American Express Centurion Bank, Sr. Unscd. Notes	0.69	11/13/15	2,375,000	[a]	2,387,526
BAC Capital Trust XIV, Gtd. Notes, Ser. G	4.00	9/29/49	3,000,000	[a]	2,355,000
Bank of America, Sub. Notes	5.49	3/15/19	3,000,000		3,372,012
Barclays Bank, Sub. Notes	6.05	12/4/17	5,000,000	[b]	5,675,425
BBVA US Senior, Bank Gtd. Notes	3.25	5/16/14	5,250,000		5,275,599
Citigroup, Sr. Unscd. Notes	6.13	5/15/18	5,000,000		5,797,990
Goldman Sachs Group, Sub. Notes	5.63	1/15/17	2,000,000		2,218,224
Goldman Sachs Group, Sr. Unscd. Notes	6.15	4/1/18	3,000,000		3,460,791
Morgan Stanley, Sub. Notes	4.88	11/1/22	6,000,000		6,342,324
Rabobank Nederland, Bank Gtd. Notes	3.38	1/19/17	5,000,000		5,336,770
RBS Citizens Financial Group, Sub. Notes	4.15	9/28/22	6,000,000	[b]	5,984,838
Santander Issuances, Bank Gtd. Notes	5.91	6/20/16	5,750,000	[b]	6,165,696
Societe Generale, Bank Gtd. Notes	2.75	10/12/17	6,000,000	[c]	6,216,906
Wachovia, Sub. Notes	5.25	8/1/14	1,860,000		1,897,085
Wells Fargo & Co., Sub. Notes	5.13	9/15/16	1,000,000		1,101,113
Westpac Banking, Sub. Notes	4.63	6/1/18	4,750,000		5,124,291
					68,711,590
Capital Goods—4.0%
ABB Finance USA, Gtd. Notes	2.88	5/8/22	2,000,000		1,952,800
CRH America, Gtd. Notes	4.13	1/15/16	250,000		264,461
CRH America, Gtd. Notes	6.00	9/30/16	5,500,000		6,124,382
GATX, Sr. Unscd. Notes	4.75	6/15/22	3,000,000		3,214,929
GATX, Sr. Unscd. Notes	8.75	5/15/14	2,255,000		2,291,398
Pentair Finance, Gtd. Notes	2.65	12/1/19	4,360,000		4,264,961
Valmont Industries, Gtd. Notes	6.63	4/20/20	5,000,000		5,804,625
					23,917,556
Commercial & Professional Services—1.2%
Republic Services, Gtd. Notes	3.55	6/1/22	3,000,000		3,003,060
Waste Management, Gtd. Notes	4.75	6/30/20	3,853,000		4,248,487
					7,251,547
Consumer Durables & Apparel—1.3%
Mattel, Sr. Unscd. Notes	1.70	3/15/18	2,000,000		1,987,892
NVR, Sr. Unscd. Notes	3.95	9/15/22	6,100,000		5,976,542
					7,964,434

The Funds 23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Corporate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Consumer Services—1.1%
Brinker International, Sr. Unscd. Notes	2.60	5/15/18	3,650,000		3,657,632
George Washington University, Unscd. Notes	1.83	9/15/17	3,000,000		2,922,225
					6,579,857
Diversified Financials—11.0%
American Express, Sr. Unscd. Notes	7.00	3/19/18	3,250,000		3,917,222
Bear Stearns, Sub. Notes	5.55	1/22/17	4,800,000		5,347,291
Blackstone Holdings Finance, Gtd. Notes	4.75	2/15/23	3,000,000	[b]	3,206,106
Blackstone Holdings Finance, Gtd. Notes	6.63	8/15/19	2,000,000	[b]	2,374,156
Carlyle Holdings Finance, Gtd. Notes	3.88	2/1/23	5,736,000	[b]	5,720,823
Caterpillar Financial Services, Sr. Unscd. Notes, Ser. G	1.25	11/6/17	2,000,000		1,997,076
Ford Motor Credit, Sr. Unscd. Notes	4.25	2/3/17	5,500,000		5,929,066
General Electric Capital, Jr. Sub. Cap. Secs., Ser. C	5.25	6/29/49	6,250,000	[a]	6,164,062
HSBC Finance, Sub. Notes	6.68	1/15/21	5,500,000		6,474,363
Hyundai Capital America, Sr. Unscd. Notes	1.88	8/9/16	3,000,000	[b]	3,046,107
Jefferies Group, Sr. Unscd. Notes	6.88	4/15/21	2,000,000		2,325,000
Jefferies Group, Sr. Unscd. Notes	8.50	7/15/19	800,000		992,000
John Deere Capital, Sr. Unscd. Notes	2.80	9/18/17	4,000,000		4,212,264
Moody’s, Sr. Unscd. Notes	4.50	9/1/22	5,000,000		5,179,485
Nomura Holdings, Sr. Unscd. Bonds	2.00	9/13/16	2,607,000		2,643,657
NYSE Euronext, Gtd. Notes	2.00	10/5/17	4,500,000		4,603,424
TD Ameritrade Holding, Gtd. Notes	4.15	12/1/14	1,750,000		1,798,585
					65,930,687
Energy—5.7%
Continental Resources, Gtd. Notes	5.00	9/15/22	5,000,000		5,243,750
Devon Energy, Sr. Unscd. Notes	1.88	5/15/17	3,250,000		3,296,748
Energy Transfer Partners, Sr. Unscd. Notes	4.15	10/1/20	2,000,000		2,069,778
Petrobras International Finance, Gtd. Notes	5.38	1/27/21	5,250,000		5,289,401
Pioneer Natural Resource, Sr. Unscd. Notes	3.95	7/15/22	5,000,000		5,127,425
Rowan Companies Gtd. Notes	5.00	9/1/17	1,050,000		1,147,076
Rowan Companies, Gtd. Notes	7.88	8/1/19	3,000,000		3,654,927
Schlumberger Investment, Gtd. Notes	1.25	8/1/17	3,000,000	[b]	2,984,997
Sunoco Logistics Partners Operations, Gtd. Notes	3.45	1/15/23	3,000,000		2,816,787
Weatherford International, Gtd. Notes	5.13	9/15/20	2,252,000		2,487,856
					34,118,745
Food & Staples Retailing—1.0%
CVS Caremark, Sr. Unscd. Notes	2.25	12/5/18	2,000,000		2,018,890
Walgreen, Sr. Unscd. Notes	3.10	9/15/22	4,000,000		3,869,936
					5,888,826
Food, Beverage & Tobacco—4.1%
Anheuser-Busch InBev Finance, Gtd. Notes	1.25	1/17/18	5,000,000		4,944,515
Anheuser-Busch InBev Worldwide, Gtd. Notes	1.38	7/15/17	1,000,000		1,005,718

24

BNY Mellon Corporate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Food, Beverage & Tobacco (continued)
Campbell Soup, Sr. Unscd. Notes	0.54	8/1/14	400,000	[a]	400,448
ConAgra Foods, Sr. Unscd. Notes	1.90	1/25/18	1,500,000		1,499,056
ConAgra Foods, Sr. Unscd. Notes	3.20	1/25/23	4,250,000		4,048,206
Flowers Foods, Sr. Unscd. Notes	4.38	4/1/22	2,850,000		2,914,470
General Mills, Sr. Unscd. Notes	0.54	1/29/16	2,000,000	[a]	2,001,900
Kraft Foods Group, Sr. Unscd. Notes	1.63	6/4/15	3,500,000		3,547,554
Pernod-Ricard, Sr. Unscd. Notes	5.75	4/7/21	4,000,000	[b]	4,545,748
					24,907,615
Foreign/Governmental—3.9%
Bermudian Government, Sr. Unscd. Notes	5.60	7/20/20	4,000,000	[b]	4,400,000
Commonwealth of Bahamas, Sr. Unscd. Notes	5.75	1/16/24	4,000,000	[b,c]	4,014,000
North American Development Bank,
Sr. Unscd. Notes	2.30	10/10/18	3,000,000		2,991,846
Petroleos Mexicanos Gtd. Notes	2.26	7/18/18	5,000,000	[a]	5,200,000
Petroleos Mexicanos, Gtd. Notes	5.50	1/21/21	1,000,000		1,095,000
Spanish Government, Sr. Unscd. Notes	4.00	3/6/18	5,500,000	[b]	5,812,070
					23,512,916
Health Care Equipment & Services—2.1%
Dignity Health, Unscd. Notes	3.13	11/1/22	5,000,000		4,618,255
UnitedHealth Group, Sr. Unscd. Notes	1.40	10/15/17	3,000,000		3,003,066
WellPoint, Sr. Unscd. Notes	1.25	9/10/15	5,000,000		5,045,850
					12,667,171
Insurance—2.5%
American International Group,
Sr. Unscd. Notes	5.85	1/16/18	4,750,000		5,470,276
MetLife, Sr. Unscd. Notes	1.76	12/15/17	4,685,000	[a]	4,754,802
Prudential Financial, Sr. Unscd. Notes	4.75	9/17/15	4,250,000		4,512,697
					14,737,775
Materials—1.8%
Dow Chemical, Sr. Unscd. Notes	4.13	11/15/21	5,000,000		5,261,810
Eastman Chemical Sr. Unscd. Note	2.40	6/1/17	1,500,000		1,540,549
Eastman Chemical, Sr. Unscd. Notes	3.60	8/15/22	4,000,000		3,966,832
					10,769,191
Media—4.9%
21st Century Fox America, Gtd. Notes	4.50	2/15/21	3,250,000		3,548,165
Comcast, Gtd. Notes	3.13	7/15/22	5,000,000		4,963,455
Grupo Televisa, Sr. Unscd. Notes	6.00	5/15/18	5,982,000		6,776,440
Thomson Reuters, Sr. Unscd. Notes	0.88	5/23/16	3,000,000		2,995,539
Time Warner Cable, Gtd. Notes	4.13	2/15/21	5,500,000		5,756,823
Time Warner, Gtd. Notes	4.00	1/15/22	5,250,000		5,434,312
					29,474,734

The Funds 25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Corporate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Municipal Bonds—7.1%
Florida Hurricane Catastrophe Fund
Finance Corporation, Revenue Bonds	3.00	7/1/20	7,500,000		7,452,675
Illinois, GO	4.42	1/1/15	5,000,000		5,157,750
JobsOhio Beverage System,
Statewide Senior Lien Liquor Profits Revenue	1.82	1/1/18	5,000,000		5,064,800
Kentucky Public Transportation Infrastructure
Authority, Subordinate Toll Revenue,
BAN (Downtown Crossing Project)	3.22	7/1/17	2,500,000		2,510,500
New Jersey Economic Development Authority,
School Facilities Construction Revenue	1.06	3/1/16	4,500,000		4,495,500
New Jersey Transportation Trust Fund
Authority (Transportation System)	1.76	12/15/18	5,000,000		4,939,650
Oakland Unified School District,
GO (Build America Bonds)	9.50	8/1/34	2,500,000		2,933,350
Puerto Rico Commonwealth Government
Development Bank, Revenue Bonds	3.67	5/1/14	4,560,000		4,471,718
University of California Regents, General Revenue	1.80	7/1/19	2,905,000		2,865,637
West Contra Costa Unified School District,
GO (Build America Bonds)	8.46	8/1/34	2,250,000		2,589,862
					42,481,442
Pharmaceuticals, Biotech & Life Sciences—2.3%
AbbVie, Sr. Unscd. Notes	1.75	11/6/17	5,000,000		5,040,715
Amgen, Sr. Unscd. Notes	3.88	11/15/21	3,500,000		3,682,623
AstraZeneca, Sr. Unscd. Notes	5.90	9/15/17	1,750,000		2,031,235
Teva Pharmaceutical Finance IV, Gtd. Notes	2.25	3/18/20	3,000,000		2,886,798
					13,641,371
Real Estate—8.2%
Boston Properties, Sr. Unscd. Notes	3.70	11/15/18	5,000,000		5,359,800
Camden Property Trust, Sr. Unscd. Notes	5.00	6/15/15	1,170,000		1,231,864
CubeSmart, Gtd. Notes	4.80	7/15/22	5,000,000		5,315,655
DDR, Sr. Unscd. Notes	3.50	1/15/21	5,000,000		5,033,155
Essex Portfolio, Gtd. Notes	3.25	5/1/23	2,000,000		1,883,662
First Industrial, Sr. Unscd. Notes	5.95	5/15/17	1,500,000		1,657,833
First Industrial, Sr. Unscd. Notes	6.42	6/1/14	1,720,000		1,740,260
Liberty Property, Sr. Unscd. Notes	5.50	12/15/16	2,000,000		2,209,872
Liberty Property, Sr. Unscd. Notes	6.63	10/1/17	2,500,000		2,890,978
ProLogis, Sr. Unscd. Notes	2.75	2/15/19	3,000,000		3,033,225
Realty Income, Sr. Unscd. Notes	4.65	8/1/23	3,000,000		3,158,847
Retail Opportunity Investments Partnership, Gtd. Notes	5.00	12/15/23	3,500,000		3,635,625
UDR, Gtd. Notes, Ser. 1	4.63	1/10/22	2,250,000		2,395,157
WEA Finance, Gtd. Notes	7.13	4/15/18	5,500,000	[b]	6,598,163
Weingarten Realty Investors, Sr. Unscd. Notes	3.50	4/15/23	3,000,000		2,849,913
					48,994,009

26

BNY Mellon Corporate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Retailing—1.5%
Autonation, Gtd. Notes	5.50	2/1/20	3,000,000		3,247,500
Staples, Sr. Unscd. Notes	4.38	1/12/23	5,650,000	[c]	5,572,216
					8,819,716
Semiconductors & Semiconductor Equipment—1.3%
Intel, Sr. Unscd. Notes	1.35	12/15/17	3,000,000		3,002,100
Maxim Integrated Products, Sr. Unscd. Notes	2.50	11/15/18	5,000,000		5,042,705
					8,044,805
Software & Services—6.1%
Adobe Systems, Sr. Unscd. Notes	4.75	2/1/20	5,000,000		5,539,640
Broadridge Financial Solution, Sr. Unscd. Notes	3.95	9/1/20	3,000,000		3,073,956
CA, Sr. Unscd. Notes	2.88	8/15/18	3,000,000		3,061,407
eBay, Sr. Unscd. Notes	1.35	7/15/17	2,000,000		2,006,502
Fidelity National Information Services, Gtd. Notes	5.00	3/15/22	3,500,000		3,650,171
Fiserv, Gtd. Notes	3.50	10/1/22	5,000,000		4,864,210
Oracle, Sr. Unscd. Notes	5.75	4/15/18	2,000,000		2,324,024
Symantec, Sr. Unscd. Notes	2.75	6/15/17	4,500,000		4,668,953
Symantec, Sr. Unscd. Notes	4.20	9/15/20	1,830,000		1,929,667
Total System Services, Sr. Unscd. Notes	2.38	6/1/18	5,500,000		5,479,733
					36,598,263
Technology Hardware & Equipment—4.0%
Arrow Electronics, Sr. Unscd. Notes	3.00	3/1/18	3,500,000		3,563,819
Arrow Electronics, Sr. Unscd. Notes	5.13	3/1/21	3,000,000		3,197,391
Avnet, Sr. Unscd. Notes	4.88	12/1/22	5,500,000		5,693,506
Jabil Circuit, Sr. Unscd. Notes	5.63	12/15/20	4,737,000		5,021,220
NetApp, Sr. Unscd. Notes	2.00	12/15/17	1,000,000		1,018,999
Seagate, Gtd. Notes	7.00	11/1/21	5,000,000		5,625,000
					24,119,935
Telecommunication Services—5.2%
AT&T, Sr. Unscd. Notes	1.70	6/1/17	1,750,000		1,768,177
AT&T, Sr. Unscd. Notes	4.45	5/15/21	3,000,000		3,236,145
British Telecommunications, Sr. Unscd. Notes	2.00	6/22/15	3,000,000		3,052,206
CenturyLink, Sr. Unscd. Notes, Ser. T	5.80	3/15/22	2,500,000		2,575,000
CenturyLink, Sr. Unscd. Notes, Ser. W	6.75	12/1/23	500,000		532,500
Telefonica Emisiones, Gtd. Notes	5.13	4/27/20	6,000,000		6,540,444
Telefonos de Mexico, Gtd. Notes	5.50	11/15/19	6,000,000		6,742,500
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/23	6,000,000		6,584,466
					31,031,438
Transportation—1.0%
ERAC USA Finance, Gtd. Notes	1.40	4/15/16	2,000,000	[b]	2,016,650
Union Pacific Sr. Unscd. Notes	2.25	2/15/19	4,000,000		4,053,056
					6,069,706

The Funds 27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Corporate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Utilities—2.5%
Black Hills, Sr. Unscd. Notes	4.25	11/30/23	4,000,000		4,117,144
CMS Energy, Sr. Unscd. Notes	4.25	9/30/15	1,400,000		1,475,617
CMS Energy, Sr. Unscd. Notes	5.05	3/15/22	1,500,000	[c]	1,676,491
Dominion Resources, Sr. Unscd. Notes	2.25	9/1/15	2,050,000		2,097,277
Duke Energy, Sr. Unscd. Notes	1.63	8/15/17	2,000,000		2,017,042
Georgia Power, Sr. Unscd. Notes	0.75	8/10/15	2,500,000		2,509,955
PSEG Power, Gtd. Notes	2.75	9/15/16	1,000,000		1,045,354
					14,938,880
Total Bonds and Notes
(cost $574,406,554)					580,851,424

Other Investment—3.2%			Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $19,314,856)			19,314,856	[d]	19,314,856

Investment of Cash Collateral for Securities Loaned—2.1%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $12,488,970)			12,488,970	[d]	12,488,970

Total Investments (cost $606,210,380)			102.2%		612,655,250
Liabilities, Less Cash and Receivables			(2.2%)		(12,915,723)
Net Assets			100.0%		599,739,527

BAN—Bond Anticipation Notes
GO—General Obligation

a Variable rate security—interest rate subject to periodic change.
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2014, these securities were valued at $67,577,069 or 11.3% of net assets.
c Security, or portion thereof, on loan.At February 28, 2014, the value of the fund’s securities on loan was $12,086,073 and the value of the collateral held by the fund was $12,488,970.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Corporate Bonds	85.9	Foreign/Governmental	3.9
Municipal Bonds	7.1
Money Market Investments	5.3		102.2

† Based on net assets.
See notes to financial statements.

28

STATEMENT OF INVESTMENTS

February 28, 2014 (Unaudited)

BNY Mellon Short-Term U.S. Government Securities Fund

	Coupon	Maturity	Principal
Bonds and Notes—95.7%	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage Pass-Through Ctfs.—3.4%
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Ser. 2005-CD1, Cl. A3	5.22	7/15/44	1,028,856	[a]	1,037,681
GE Capital Commercial Mortgage
Corporation Trust, Ser. 2006-C1, Cl. A4	5.28	3/10/44	3,000,000	[a]	3,202,237
JP Morgan Chase Commercial Mortgage
Securities Trust, Ser. 2005-LDP1, Cl. A2	4.63	3/15/46	245,468		245,555
JP Morgan Chase Commericial Mortgage
Securities Trust, Ser. 2013-FL3, Cl. A2	0.85	4/15/28	2,000,000	[a,b]	1,994,610
Morgan Stanley Re-REMIC Trust, Ser. 2010-HQ4, Cl. AJ	4.97	4/15/40	3,250,000	[b]	3,307,335
					9,787,418
Municipal Bonds—5.7%
California, GO (Various Purpose)	1.05	2/1/16	1,000,000		1,006,640
California, GO (Various Purpose)	1.25	11/1/16	1,000,000		1,009,520
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue	1.30	7/1/16	2,745,000		2,769,925
Illinois, GO	4.42	1/1/15	1,700,000		1,753,635
Nassau County Interim Finance Authority,
Sales Tax Secured Revenue	0.86	11/15/15	2,500,000		2,520,525
New York City, GO	5.13	12/1/15	1,100,000		1,188,462
Regional Transportation Authority of Illinois, GO Working Cash Notes	1.06	6/1/14	3,000,000		3,006,600
University of California Regents, General Revenue	0.74	7/1/14	3,000,000	[a]	3,000,180
					16,255,487
U.S. Government Agencies—10.8%
Federal Farm Credit Bank, Bonds	0.69	5/16/17	1,380,000		1,370,742
Federal Home Loan Bank, Bonds	0.63	12/28/16	1,250,000		1,249,916
Federal Home Loan Bank, Bonds	1.30	2/26/18	5,930,000		5,924,693
Federal Home Loan Mortgage Corp., Notes	0.75	10/5/16	3,000,000	[c]	3,001,689
Federal National Mortgage Association, Notes	0.50	11/22/17	2,500,000	[a,c]	2,492,395
Federal National Mortgage Association, Notes	0.48	1/29/16	6,600,000	[c]	6,602,726
Federal National Mortgage Association, Notes	0.50	4/25/16	4,500,000	[c]	4,500,081
Federal National Mortgage Association, Notes	0.65	2/27/17	2,000,000	[c]	1,992,148
Federal National Mortgage Association, Notes, Ser. 2	0.70	1/30/18	2,500,000	[a,c]	2,483,242
Federal National Mortgage Association, Notes, Ser. 1	1.00	4/30/18	1,310,000	[c]	1,290,039
					30,907,671
U.S. Government Agencies/Mortgage-Backed—30.3%
Federal Home Loan Mortgage Corp.:
REMIC, Ser. 3565, Cl. XA, 4.00%, 8/15/22			533,654	[c]	542,062
REMIC, Ser. 3846, Cl. CK, 1.50%, 9/15/20			2,692,365	[c]	2,725,441
REMIC, Ser. 3689, Cl. AB, 2.00%, 12/15/27			149,336	[c]	149,713
REMIC, Ser. 4079, Cl. WA, 2.00%, 8/15/40			4,244,788	[c]	4,219,807
REMIC, Ser. 2675, Cl. CK, 4.00%, 9/15/18			198,401	[c]	208,832
REMIC, Ser. 3653, Cl. DL, 4.00%, 7/15/22			191,164	[c]	192,537
REMIC, Ser. 3986, Cl. P, 4.00%, 3/15/39			1,341,548	[c]	1,378,905
REMIC, Ser. 3578, Cl. AM, 4.50%, 9/15/16			710,441	[c]	732,026
REMIC, Ser. 3835, Cl. CC, 4.50%, 12/15/40			290,000	[c]	292,180

The Funds 29

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Short-Term U.S. Government Securities Fund (continued)

	Principal				Principal
Bonds and Notes (continued)	Amount ($)		Value ($)		Amount ($)		Value ($)
U.S. Government Agencies/				U.S. government agencies/
Mortgage-Backed (continued)				mortgage-backed (continued)
Federal Home Loan Mortgage				government national mortgage
Corp. (continued):				association i (continued):
REMIC, Ser. 2495, Cl. UC,				ser. 2009-99, cl. a,
5.00%, 7/15/32	18,615	[c]	19,711	3.42%, 11/16/35	951,024		960,824
Federal National Mortgage Association:				ser. 2010-52, cl. ad,
2.50%, 3/1/22	1,852,908	[c]	1,912,683	3.61%, 6/16/36	705,067		715,629
REMIC, Ser. 2010-13,				ser. 2010-100, cl. d,
Cl. KA, 2.00%, 12/25/18	2,135,362	[c]	2,172,213	4.07%, 1/16/51	2,367,747	[a]	2,490,696
REMIC, Ser. 2011-23,				ser. 2009-119, cl. b,
Cl. AB, 2.75%, 6/25/20	4,085,772	[c]	4,225,350	4.29%, 2/16/41	3,499,719		3,571,703
REMIC, Ser. 2012-94, Cl. E,				ser. 2006-31, cl. e,
3.00%, 6/25/22	3,781,522	[c]	3,959,121	4.70%, 5/16/39	3,075,759	[a]	3,138,138
REMIC, Ser. 2010-114,				ser. 2008-14, cl. b,
Cl. KM, 3.00%, 1/25/38	294,610	[a,c]	295,427	4.75%, 10/16/38	335,389		339,044
REMIC, Ser. 2009-111,				ser. 2003-48, cl. c,
Cl. JB, 3.00%, 4/25/39	1,140,069	[c]	1,165,611	4.89%, 7/16/34	995,723		1,022,321
REMIC, Ser. 2010-7, Cl. DA,				ser. 2005-76, cl. b,
3.50%, 5/25/24	567,936	[c]	584,426	4.89%, 10/16/38	5,227,350	[a]	5,515,249
REMIC, Ser. 2003-122,				ser. 2004-108, cl. c,
Cl. OL, 4.00%, 12/25/18	2,092,036	[c]	2,199,682	5.04%, 12/16/32	196,838	[a]	196,777
REMIC, Ser. 2008-23, Cl. A,				ser. 2006-15, cl. c,
4.50%, 10/25/22	390,270	[c]	403,014	5.07%, 12/16/36	299,462	[a]	300,768
REMIC, Ser. 2003-49,				ser. 2006-3, cl. b,
Cl. YD, 5.50%, 6/25/23	784,000	[c]	826,392	5.09%, 1/16/37	587,233	[a]	596,034
REMIC, Ser. 2004-53, Cl. P,				ser. 2007-12, cl. b,
5.50%, 7/25/33	661,150	[c]	691,417	5.14%, 12/16/36	2,333,577	[a]	2,443,809
Government National				ser. 2006-68, cl. b,
Mortgage Association I:				5.16%, 6/16/31	98,441	[a]	98,455
Ser. 2003-4, Cl. LD,				ser. 2007-69, cl. c,
5.50%, 3/16/32	1,151,852		1,169,210	5.20%, 10/16/37	2,681,681	[a]	2,803,638
Ser. 2013-101, Cl. A,				ser. 2003-109, cl. d,
0.51%, 5/16/35	4,880,398		4,783,585	5.25%, 1/16/34	683,489	[a]	692,323
Ser. 2013-73, Cl. A,				ser. 2006-18, cl. c,
0.98%, 12/16/35	5,074,754		5,020,305	5.27%, 10/16/32	832,352	[a]	848,635
Ser. 2013-55, Cl. A,				ser. 2004-10, cl. d,
1.32%, 5/16/34	4,848,388		4,832,165	5.28%, 5/16/34	2,367,436	[a]	2,424,788
Ser. 2012-22, Cl. AB,				ser. 2006-32, cl. b,
1.66%, 3/16/33	1,238,553		1,240,778	5.35%, 7/16/36	205,050	[a]	207,381
Ser. 2013-105, Cl. A,				ser. 2007-75, cl. c,
1.71%, 2/16/37	3,928,892		3,920,924	5.53%, 9/16/38	130,210	[a]	131,086
Ser. 2010-159, Cl. A,				ser. 2007-56, cl. nc,
2.16%, 1/16/33	490,420		492,536	5.75%, 9/20/36	268,215		269,067
Ser. 2011-49, Cl. A,							86,904,308
2.45%, 7/16/38	5,094,560		5,176,832	U.S. Government Securities—45.5%
Ser. 2010-13, Cl. AB,				U.S. Treasury Notes:
3.03%, 2/16/30	76,539		76,506	0.25%, 12/31/15	1,000,000		999,570
Ser. 2010-122, Cl. AB,				0.25%, 4/15/16	10,250,000		10,224,375
3.31%, 11/16/37	2,453,191		2,528,552

30

BNY Mellon Short-Term U.S. Government Securities Fund (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)	Other Investment—1.1%	Shares	Value ($)
U.S. Government				Registered Investment Company;
Securities (continued)				Dreyfus Institutional Preferred
U.S. Treasury Notes (continued):				Plus Money Market Fund
0.25%, 5/15/16	9,000,000		8,970,822	(cost $2,983,572)	2,983,572 [e]	2,983,572
0.38%, 1/15/16	11,250,000		11,267,359
0.38%, 3/15/16	9,000,000		9,006,678	Investment of Cash Collateral
0.63%, 8/15/16	11,500,000		11,539,077	for Securities Loaned—.8%
0.63%, 10/15/16	12,000,000		12,023,904	Registered Investment Company;
0.63%, 2/15/17	12,000,000	[d]	11,982,660
				Dreyfus Institutional Cash
0.75%, 1/15/17	12,000,000	[d]	12,035,628
				Advantage Fund
0.88%, 12/31/16	12,000,000	[d]	12,081,564
				(cost $2,303,559)	2,303,559 [e]	2,303,559
0.88%, 1/31/17	12,000,000		12,070,776
1.00%, 3/31/17	12,000,000		12,093,276	Total Investments
1.50%, 6/30/16	6,000,000		6,147,186	(cost $279,626,485)	97.6%	279,584,890
			130,442,875
				Cash and Receivables (Net)	2.4%	6,990,039
Total Bonds and Notes
(cost $274,339,354)			274,297,759	Net Assets	100.0%	286,574,929

GO—General Obligation
REMIC—Real Mortagage Investment Conduit

a Variable rate security—interest rate subject to periodic change.
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2014, these securities were valued at $5,301,945 or 1.9% of net assets.
c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with
FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
[d] Security, or portion thereof, on loan.At February 28, 2014, the value of fund’s securities on loan was $32,776,017 and the value of the collateral held by the fund was
$33,484,030, consisting of cash collateral of $2,303,559 and U.S. Government & Agency securities valued at $31,180,471.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †
	Value (%)		Value (%)
U.S. Government Agencies/Mortgage-Backed	86.6	Money Market Investments	1.9
Municipal Bonds	5.7
Commercial Mortgage-Backed	3.4		97.6

† Based on net assets.
See notes to financial statements.

The Funds	31

STATEMENTS OF ASSETS AND LIABILITIES

February 28, 2014 (Unaudited)

				BNY Mellon
		BNY Mellon	BNY Mellon	Short-Term
	BNY Mellon	Intermediate	Corporate Bond	U.S. Government
	Bond Fund	Bond Fund	Fund	Securities Fund
Assets ($):
Investments in securities—See Statement of Investments†
(including securities on loan)††—Note 2(b):
Unaffiliated issuers	1,094,566,338	929,716,277	580,851,424	274,297,759
Affiliated issuers	20,302,472	30,345,599	31,803,826	5,287,131
Cash	—	2,292,721	958,250	8,634,834
Dividends, interest and securities lending income receivable	5,893,274	5,038,219	5,924,448	517,418
Receivable for investment securities sold	5,867,843	—	—	—
Receivable for shares of Beneficial Interest subscribed	1,249,914	1,063,736	1,774,725	694,662
Prepaid expenses	19,289	18,864	26,760	14,313
	1,127,899,130	968,475,416	621,339,433	289,446,117
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(b)	370,528	317,095	195,702	83,868
Due to Administrator—Note 4(a)	105,920	90,414	56,119	26,427
Cash overdraft due to Custodian	564,599	—	—	—
Liability for securities on loan—Note 2(b)	4,284,780	2,569,680	12,488,970	2,303,559
Payable for investment securities purchased	4,259,835	14,580,634	8,604,893	—
Payable for shares of Beneficial Interest redeemed	3,169,587	1,106,275	209,209	422,320
Accrued expenses	51,802	103,487	45,013	35,014
	12,807,051	18,767,585	21,599,906	2,871,188
Net Assets ($)	1,115,092,079	949,707,831	599,739,527	286,574,929
Composition of Net Assets ($):
Paid-in capital	1,090,192,040	938,397,119	600,243,448	302,078,303
Accumulated distributions in excess of investment income—net	(1,719,855)	(2,054,472)	(2,108,574)	(1,358,652)
Accumulated net realized gain (loss) on investments	3,119,219	(7,353,110)	(4,840,217)	(14,103,127)
Accumulated net unrealized appreciation
(depreciation) on investments	23,500,675	20,718,294	6,444,870	(41,595)
Net Assets ($)	1,115,092,079	949,707,831	599,739,527	286,574,929
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,105,249,182	942,006,694	598,982,773	285,882,843
Shares Outstanding	85,574,207	73,783,005	46,883,952	23,804,072
Net Asset Value Per Share ($)	12.92	12.77	12.78	12.01
Investor Shares
Net Assets ($)	9,842,897	7,701,137	756,754	692,086
Shares Outstanding	763,701	603,047	59,239	57,705
Net Asset Value Per Share ($)	12.89	12.77	12.77	11.99
† Investments at cost ($):
Unaffiliated issuers	1,071,065,663	908,997,983	574,406,554	274,339,354
Affiliated issuers	20,302,472	30,345,599	31,803,826	5,287,131
††Value of securities on loan ($)	106,844,223	87,162,616	12,086,073	32,776,017

See notes to financial statements.

32

STATEMENTS OF OPERATIONS

Six Months Ended February 28, 2014 (Unaudited)

				BNY Mellon
		BNY Mellon	BNY Mellon	Short-Term
	BNY Mellon	Intermediate	Corporate Bond	U.S. Government
	Bond Fund	Bond Fund	Fund	Securities Fund
Investment Income ($):
Income:
Interest	15,722,473	9,400,745	8,537,596	783,484
Income from securities lending—Note 2(b)	28,989	37,667	61,275	11,697
Cash dividends;
Affiliated issuers	3,724	3,149	2,632	1,451
Total Income	15,755,186	9,441,561	8,601,503	796,632
Expenses:
Investment advisory fee—Note 4(a)	2,245,512	1,885,132	1,124,237	478,795
Administration fee—Note 4(a)	696,452	584,686	348,694	169,718
Custodian fees—Note 4(b)	37,319	32,300	20,452	11,253
Professional fees	34,365	47,379	25,509	21,502
Trustees’ fees and expenses—Note 4(c)	19,431	28,104	17,494	8,617
Registration fees	13,471	10,306	15,092	13,308
Shareholder servicing costs—Note 4(b)	10,994	10,897	919	1,141
Prospectus and shareholders’ reports	4,891	6,058	2,560	3,975
Loan commitment fees—Note 3	2,782	5,355	3,508	827
Miscellaneous	28,957	25,602	18,804	17,068
Total Expenses	3,094,174	2,635,819	1,577,269	726,204
Less—reduction in fees due to
earnings credits—Note 4(b)	(9)	(8)	(1)	(2)
Net Expenses	3,094,165	2,635,811	1,577,268	726,202
Investment Income—Net	12,661,021	6,805,750	7,024,235	70,430
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	12,181,544	679,585	(1,148,814)	126,245
Net unrealized appreciation (depreciation) on investments	8,415,658	10,800,605	16,597,515	803,826
Net Realized and Unrealized Gain (Loss) on Investments	20,597,202	11,480,190	15,448,701	930,071
Net Increase in Net Assets Resulting from Operations	33,258,223	18,285,940	22,472,936	1,000,501

See notes to financial statements.

The Funds 33

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Bond Fund		BNY Mellon Intermediate Bond Fund
	Six Months Ended		Six Months Ended
	February 28, 2014	Year Ended	February 28, 2014	Year Ended
	(Unaudited)	August 31, 2013	(Unaudited)	August 31, 2013
Operations ($):
Investment income—net	12,661,021	30,351,318	6,805,750	17,111,446
Net realized gain (loss) on investments	12,181,544	15,818,003	679,585	11,874,965
Net unrealized appreciation (depreciation) on investments	8,415,658	(75,665,848)	10,800,605	(45,403,973)
Net Increase (Decrease) in Net Assets
Resulting from Operations	33,258,223	(29,496,527)	18,285,940	(16,417,562)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(14,927,967)	(36,591,932)	(8,920,534)	(21,686,175)
Investor Shares	(107,603)	(263,362)	(71,882)	(135,126)
Net realized gain on investments:
Class M Shares	(15,528,378)	(10,432,257)	(6,357,401)	(1,640,163)
Investor Shares	(122,988)	(81,840)	(56,520)	(8,152)
Total Dividends	(30,686,936)	(47,369,391)	(15,406,337)	(23,469,616)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	69,334,616	177,159,834	102,728,808	205,882,674
Investor Shares	5,284,136	9,156,676	7,107,278	8,031,994
Net assets received in connection
with reorganization—Note 1	—	—	—	41,803,155
Dividends reinvested:
Class M Shares	12,292,524	11,754,220	1,589,934	4,613,966
Investor Shares	214,478	316,118	67,112	130,516
Cost of shares redeemed:
Class M Shares	(126,965,665)	(291,087,372)	(114,263,399)	(218,287,829)
Investor Shares	(4,058,770)	(9,725,407)	(7,893,999)	(7,584,448)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(43,898,681)	(102,425,931)	(10,664,266)	34,590,028
Total Increase (Decrease) in Net Assets	(41,327,394)	(179,291,849)	(7,784,663)	(5,297,150)
Net Assets ($):
Beginning of Period	1,156,419,473	1,335,711,322	957,492,494	962,789,644
End of Period	1,115,092,079	1,156,419,473	949,707,831	957,492,494
Undistributed (distributions in
excess of) investment income—net	(1,719,855)	654,694	(2,054,472)	132,194
Capital Share Transactions (Shares):
Class M Shares
Shares sold	5,381,184	13,126,571	8,051,005	15,694,611
Shares received in connection with reorganization—Note 1	—	—	—	2,936,786
Shares issued for dividends reinvested	962,476	871,263	124,404	352,062
Shares redeemed	(9,852,109)	(21,635,993)	(8,956,700)	(16,647,387)
Net Increase (Decrease) in Shares Outstanding	(3,508,449)	(7,638,159)	(781,291)	2,336,072
Investor Shares
Shares sold	410,410	679,405	556,470	616,052
Shares received in connection with reorganization—Note 1	—	—	—	238,458
Shares issued for dividends reinvested	16,752	23,525	5,248	9,989
Shares redeemed	(315,610)	(725,716)	(618,169)	(582,853)
Net Increase (Decrease) in Shares Outstanding	111,552	(22,786)	(56,451)	281,646

See notes to financial statements.

34

	BNY Mellon		BNY Mellon Short-Term
	Corporate Bond Fund		U.S. Government Securities Fund
	Six Months Ended		Six Months Ended
	February 28, 2014	Year Ended	February 28, 2014	Year Ended
	(Unaudited)	August 31, 2013	(Unaudited)	August 31, 2013
Operations ($):
Investment income (loss)—net	7,024,235	11,090,501	70,430	(365,838)
Net realized gain (loss) on investments	(1,148,814)	1,662,231	126,245	378,855
Net unrealized appreciation (depreciation) on investments	16,597,515	(17,491,893)	803,826	(1,336,409)
Net Increase (Decrease) in Net Assets
Resulting from Operations	22,472,936	(4,739,161)	1,000,501	(1,323,392)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(9,598,880)	(14,502,105)	(1,487,290)	(3,007,148)
Investor Shares	(11,201)	(9,627)	(3,370)	(7,068)
Net realized gain on investments:
Class M Shares	(138,470)	(1,451,053)	—	—
Investor Shares	(218)	(504)	—	—
Total Dividends	(9,748,769)	(15,963,289)	(1,490,660)	(3,014,216)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	113,212,364	349,530,512	74,014,763	142,068,306
Investor Shares	1,032,618	1,150,432	914,235	1,686,738
Dividends reinvested:
Class M Shares	2,272,483	3,805,589	349,156	622,803
Investor Shares	10,173	9,126	3,340	6,982
Cost of shares redeemed:
Class M Shares	(83,364,013)	(90,737,308)	(67,184,022)	(161,931,227)
Investor Shares	(876,034)	(600,040)	(1,117,964)	(1,929,155)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	32,287,591	263,158,311	6,979,508	(19,475,553)
Total Increase (Decrease) in Net Assets	45,011,758	242,455,861	6,489,349	(23,813,161)
Net Assets ($):
Beginning of Period	554,727,769	312,271,908	280,085,580	303,898,741
End of Period	599,739,527	554,727,769	286,574,929	280,085,580
Undistributed (distributions in
excess of) investment income—net	(2,108,574)	477,272	(1,358,652)	61,578
Capital Share Transactions (Shares):
Class M Shares
Shares sold	8,953,776	26,939,469	6,155,059	11,707,053
Shares issued for dividends reinvested	179,486	295,195	29,004	51,361
Shares redeemed	(6,609,611)	(7,056,632)	(5,581,288)	(13,330,341)
Net Increase (Decrease) in Shares Outstanding	2,523,651	20,178,032	602,775	(1,571,927)
Investor Shares
Shares sold	81,836	89,203	76,106	139,586
Shares issued for dividends reinvested	803	711	278	576
Shares redeemed	(69,459)	(46,990)	(93,090)	(159,351)
Net Increase (Decrease) in Shares Outstanding	13,180	42,924	(16,706)	(19,189)

See notes to financial statements.

The Funds 35

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon fixed income fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from each fund’s financial statements.

				Class M Shares
	Six Months Ended
	February 28, 2014			Year Ended August 31,
BNY Mellon Bond Fund	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	12.89		13.71	13.38	13.36	12.90	12.38
Investment Operations:
Investment income—net[a]	.14		.32	.38	.39	.43	.52
Net realized and unrealized
gain (loss) on investments	.24		(.64)	.42	.14	.56	.56
Total from Investment Operations	.38		(.32)	.80	.53	.99	1.08
Distributions:
Dividends from investment income—net	(.17)		(.39)	(.44)	(.49)	(.53)	(.56)
Dividends from net realized gain on investments	(.18)		(.11)	(.03)	(.02)	—	—
Total Distributions	(.35)		(.50)	(.47)	(.51)	(.53)	(.56)
Net asset value, end of period	12.92		12.89	13.71	13.38	13.36	12.90
Total Return (%)	3.01	[b]	(2.41)	6.05	4.06	7.84	8.95
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	[c]	.55	.55	.55	.55	.56
Ratio of net expenses to average net assets	.55	[c]	.55	.55	.55	.55	.56
Ratio of net investment income
to average net assets	2.26	[c]	2.40	2.80	2.98	3.29	4.15
Portfolio Turnover Rate	22.50	[b]	66.14 [d]	76.43	86.75 [d]	99.66	62.19
Net Assets, end of period ($ x 1,000)	1,105,249		1,148,032	1,326,472	1,353,593	1,455,913	1,340,824

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.
[d] The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2013 and 2011 were 65.03% and 79.13%, respectively.

See notes to financial statements.

36

				Investor Shares
	Six Months Ended
	February 28, 2014			Year Ended August 31,
BNY Mellon Bond Fund	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	12.86		13.69	13.35	13.34	12.88	12.36
Investment Operations:
Investment income—net[a]	.13		.29	.34	.35	.39	.50
Net realized and unrealized
gain (loss) on investments	.24		(.65)	.43	.13	.57	.54
Total from Investment Operations	.37		(.36)	.77	.48	.96	1.04
Distributions:
Dividends from investment income—net	(.16)		(.36)	(.40)	(.45)	(.50)	(.52)
Dividends from net realized gain on investments	(.18)		(.11)	(.03)	(.02)	—	—
Total Distributions	(.34)		(.47)	(.43)	(.47)	(.50)	(.52)
Net asset value, end of period	12.89		12.86	13.69	13.35	13.34	12.88
Total Return (%)	2.88	[b]	(2.74)	5.87	3.72	7.60	8.74
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	[c]	.80	.80	.80	.81	.81
Ratio of net expenses to average net assets	.80	[c]	.80	.80	.80	.81	.81
Ratio of net investment income
to average net assets	2.00	[c]	2.16	2.55	2.73	3.03	3.88
Portfolio Turnover Rate	22.50	[b]	66.14 [d]	76.43	86.75 [d]	99.66	62.19
Net Assets, end of period ($ x 1,000)	9,843		8,387	9,240	11,083	12,971	6,696

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.
[d] The portfolio turnover rates excluding mortgage dollar roll transactions for the period endeds August 31, 2013 and 2011 were 65.03% and 79.13%, respectively.

See notes to financial statements.

The Funds 37

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
	Six Months Ended
	February 28, 2014			Year Ended August 31,
BNY Mellon Intermediate Bond Fund	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	12.73		13.26	13.09	13.15	12.81	12.37
Investment Operations:
Investment income—net[a]	.09		.23	.29	.32	.35	.46
Net realized and unrealized
gain (loss) on investments	.16		(.44)	.25	.04	.47	.50
Total from Investment Operations	.25		(.21)	.54	.36	.82	.96
Distributions:
Dividends from investment income—net	(.12)		(.30)	(.37)	(.42)	(.48)	(.52)
Dividends from net realized gain on investments	(.09)		(.02)	(.00)[b]	—	—	—
Total Distributions	(.21)		(.32)	(.37)	(.42)	(.48)	(.52)
Net asset value, end of period	12.77		12.73	13.26	13.09	13.15	12.81
Total Return (%)	1.96	[c]	(1.64)	4.18	2.84	6.52	8.07
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	[d]	.56	.55	.55	.55	.56
Ratio of net expenses to average net assets	.56	[d]	.56	.55	.55	.55	.56
Ratio of net investment income
to average net assets	1.45	[d]	1.77	2.23	2.42	2.72	3.75
Portfolio Turnover Rate	21.97	[c]	44.76	39.00	45.15	44.58	53.05
Net Assets, end of period ($ x 1,000)	942,007		949,095	957,778	980,237	988,555	856,808

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

38

				Investor Shares
	Six Months Ended
	February 28, 2014			Year Ended August 31,
BNY Mellon Intermediate Bond Fund	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	12.73		13.26	13.09	13.15	12.81	12.36
Investment Operations:
Investment income—net[a]	.08		.20	.26	.29	.31	.43
Net realized and unrealized
gain (loss) on investments	.16		(.45)	.24	.04	.48	.51
Total from Investment Operations	.24		(.25)	.50	.33	.79	.94
Distributions:
Dividends from investment income—net	(.11)		(.26)	(.33)	(.39)	(.45)	(.49)
Dividends from net realized gain on investments	(.09)		(.02)	(.00)[b]	—	—	—
Total Distributions	(.20)		(.28)	(.33)	(.39)	(.45)	(.49)
Net asset value, end of period	12.77		12.73	13.26	13.09	13.15	12.81
Total Return (%)	1.84	[c]	(1.91)	3.91	2.57	6.26	7.78
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79	[d]	.82	.81	.80	.81	.81
Ratio of net expenses to average net assets	.79	[d]	.82	.81	.80	.81	.81
Ratio of net investment income
to average net assets	1.21	[d]	1.51	1.98	2.18	2.44	3.48
Portfolio Turnover Rate	21.97	[c]	44.76	39.00	45.15	44.58	53.05
Net Assets, end of period ($ x 1,000)	7,701		8,397	5,012	4,260	4,768	2,740

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

The Funds 39

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
	February 28, 2014		Year Ended	Period Ended
BNY Mellon Corporate Bond Fund	(Unaudited)		August 31, 2013	August 31, 2012[a]
Per Share Data ($):
Net asset value, beginning of period	12.49		12.91	12.50
Investment Operations:
Investment income—net[b]	.16		.30	.12
Net realized and unrealized
gain (loss) on investments	.34		(.29)	.43
Total from Investment Operations	.50		.01	.55
Distributions:
Dividends from investment income—net	(.21)		(.39)	(.14)
Dividends from net realized gain on investments	(.00)[c]		(.04)	—
Total Distributions	(.21)		(.43)	(.14)
Net asset value, end of period	12.78		12.49	12.91
Total Return (%)	4.08	[d]	.02	4.40	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	[e]	.58	.70	[e]
Ratio of net expenses to average net assets	.56	[e]	.58	.60	[e]
Ratio of net investment income
to average net assets	2.50	[e]	2.31	2.25	[e]
Portfolio Turnover Rate	21.21	[d]	36.99	34.08	[d]
Net Assets, end of period ($ x 1,000)	598,983		554,152	312,231

a	From March 2, 2012 (commencement of operations) to August 31, 2012.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Annualized.

See notes to financial statements.

40

			Investor Shares
	Six Months Ended
	February 28, 2014		Year Ended	Period Ended
BNY Mellon Corporate Bond Fund	(Unaudited)		August 31, 2013	August 31, 2012[a]
Per Share Data ($):
Net asset value, beginning of period	12.49		12.91	12.50
Investment Operations:
Investment income—net[b]	.14		.26	.07
Net realized and unrealized
gain (loss) on investments	.34		(.29)	.46
Total from Investment Operations	.48		(.03)	.53
Distributions:
Dividends from investment income—net	(.20)		(.35)	(.12)
Dividends from net realized gain on investments	(.00)[c]		(.04)	—
Total Distributions	(.20)		(.39)	(.12)
Net asset value, end of period	12.77		12.49	12.91
Total Return (%)	3.94	[d]	(.24)	4.29	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	[e]	.85	1.12	[e]
Ratio of net expenses to average net assets	.81	[e]	.85	.85	[e]
Ratio of net investment income
to average net assets	2.24	[e]	2.05	1.67	[e]
Portfolio Turnover Rate	21.21	[d]	36.99	34.08	[d]
Net Assets, end of period ($ x 1,000)	757		575	40

a	From March 2, 2012 (commencement of operations) to August 31, 2012.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Annualized.

See notes to financial statements.

The Funds 41

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
	Six Months Ended
BNY Mellon Short-Term	February 28, 2014			Year Ended August 31,
U.S. Government Securities Fund	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	12.03		12.22	12.30	12.40	12.39	12.19
Investment Operations:
Investment income (loss)—net[a]	.00	[b]	(.02)	(.00)[b]	.07	.13	.29
Net realized and unrealized
gain (loss) on investments	.05		(.04)	.01	.02	.11	.30
Total from Investment Operations	.05		(.06)	.01	.09	.24	.59
Distributions:
Dividends from investment income—net	(.07)		(.13)	(.09)	(.19)	(.23)	(.39)
Net asset value, end of period	12.01		12.03	12.22	12.30	12.40	12.39
Total Return (%)	.38	[c]	(.49)	.07	.71	1.96	4.90
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53	[d]	.53	.52	.52	.53	.56
Ratio of net expenses to average net assets	.53	[d]	.53	.52	.52	.53	.56
Ratio of net investment income
(loss) to average net assets	.05	[d]	(.13)	(.00)[e]	.56	1.07	2.32
Portfolio Turnover Rate	71.22	[c]	125.01	152.13	143.65	59.58	117.43
Net Assets, end of period ($ x 1,000)	285,883		279,192	302,756	349,975	304,707	177,005

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
[d]	Annualized.
e	Amount represents less than .01%.

See notes to financial statements.

42

				Investor Shares
	Six Months Ended
BNY Mellon Short-Term	February 28, 2014			Year Ended August 31,
U.S. Government Securities Fund	(Unaudited)		2013	2012	2011		2010	2009
Per Share Data ($):
Net asset value, beginning of period	12.01		12.21	12.29	12.40		12.39	12.20
Investment Operations:
Investment income (loss)—net[a]	(.01)		(.05)	(.04)	.04		.11	.23
Net realized and unrealized
gain (loss) on investments	.04		(.05)	.02	.00	[b]	.10	.32
Total from Investment Operations	.03		(.10)	(.02)	.04		.21	.55
Distributions:
Dividends from investment income—net	(.05)		(.10)	(.06)	(.15)		(.20)	(.36)
Net asset value, end of period	11.99		12.01	12.21	12.29		12.40	12.39
Total Return (%)	.25	[c]	(.84)	(.15)	.34		1.73	4.63
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	[d]	.78	.78	.78		.78	.82
Ratio of net expenses to average net assets	.78	[d]	.78	.78	.78		.78	.82
Ratio of net investment income
(loss) to average net assets	(.20)[d]		(.40)	(.29)	.34		.84	1.93
Portfolio Turnover Rate	71.22	[c]	125.01	152.13	143.65		59.58	117.43
Net Assets, end of period ($ x 1,000)	692		894	1,142	1,171		987	837

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

The Funds	43

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-five series, including the following diversified fixed income funds: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund (each, a “fund” and collectively, the “funds”).The objectives of the funds are as follows: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund and BNY Mellon Corporate Bond Fund seek total return (consisting of capital appreciation and current income). BNY Mellon Short-Term U.S. Government Securities Fund seeks as high a level of current income as is consistent with the preservation of capital.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”).The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

As of the close of business on February 22, 2013, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust’s Board of Trustees (the “Board”), all of the assets, subject to the liabilities, of BNY Mellon Intermediate U.S. Government Fund (“Intermediate U.S. Government Fund”) were transferred to BNY Mellon Intermediate Bond Fund in exchange for corresponding classes of shares of Beneficial Interest of BNY Mellon Intermediate Bond Fund of equal value.The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Class M and Investor shares of Intermediate U.S. Government Fund received Class M and Investor shares of BNY Mellon Intermediate Bond Fund, in an amount equal to the aggregate net asset value of their investment in Intermediate U.S. Government Fund at the time of the exchange. The exchange ratio for each class was as follows: Class M—.77 to 1 and Investor shares—.77 to 1. The net asset value of BNY Mellon Intermediate Bond Fund’s shares as of the close of business on February 22, 2013, after the reorganization, was $13.16 for Class M and $13.16 for Investor shares, and a total of 2,936,786 Class M shares and 238,458 Investor shares were issued to shareholders of Intermediate U.S. Government Fund in the exchange.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable

44

to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills) are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for

The Funds	45

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Table 1 summarizes the inputs used as of February 28, 2014 in valuing each fund’s investments.

At February 28, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy for any of the funds.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of New York Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus or U.S. Government and Agency securities.The funds are entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the funds or credit the funds with the market value of the unreturned securities and is subrogated to the funds’ rights against the borrower and the collateral. Table 2 summarizes the amount The Bank of New York Mellon earned from each fund from lending portfolio securities pursuant to the securities lending agreement during the period ended February 28, 2014.

Table 2—Securities Lending Agreement
BNY Mellon Bond Fund	$6,313
BNY Mellon Intermediate Bond Fund	7,863
BNY Mellon Corporate Bond Fund	14,092
BNY Mellon Short-Term
U.S. Government Securities Fund	2,797

46

Table 1—Fair Value Measurements

			Investments in Securities
				Level 2—Other
	Level 1—Unadjusted			Significant	Level 3—Significant
		Quoted Prices	Observable Inputs		Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon Bond Fund
Asset-Backed	—	—	8,568,827	—	—	—	8,568,827
Commercial
Mortgage-Backed	—	—	11,286,987	—	—	—	11,286,987
Corporate Bonds†	—	—	356,449,184	—	—	—	356,449,184
Foreign Government	—	—	15,441,704	—	—	—	15,441,704
Municipal Bonds†	—	—	52,201,501	—	—	—	52,201,501
Mutual Funds	20,302,472	—	—	—	—	—	20,302,472
U.S. Government Agencies/
Mortgage-Backed	—	—	333,365,044	—	—	—	333,365,044
U.S. Treasury	—	—	317,253,091	—	—	—	317,253,091
BNY Mellon Intermediate
Bond Fund
Commercial
Mortgage-Backed	—	—	21,476,763	—	—	—	21,476,763
Corporate Bonds†	—	—	410,210,701	—	—	—	410,210,701
Foreign Government	—	—	14,404,097	—	—	—	14,404,097
Municipal Bonds†	—	—	41,279,221	—	—	—	41,279,221
Mutual Funds	30,345,599	—	—	—	—	—	30,345,599
U.S. Government Agencies/
Mortgage-Backed	—	—	23,281,910	—	—	—	23,281,910
U.S. Treasury	—	—	419,063,585	—	—	—	419,063,585
BNY Mellon Corporate
Bond Fund
Corporate Bonds†	—	—	514,857,066	—	—	—	514,857,066
Foreign Government	—	—	23,512,916	—	—	—	23,512,916
Municipal Bonds†	—	—	42,481,442	—	—	—	42,481,442
Mutual Funds	31,803,826	—	—	—	—	—	31,803,826
BNY Mellon Short-Term
U.S. Government
Securities Fund
Commercial
Mortgage-Backed	—	—	9,787,418	—	—	—	9,787,418
Municipal Bonds†	—	—	16,255,487	—	—	—	16,255,487
Mutual Funds	5,287,131	—	—	—	—	—	5,287,131
U.S. Government Agencies/
Mortgage-Backed	—	—	117,811,979	—	—	—	117,811,979
U.S. Treasury	—	—	130,442,875	—	—	—	130,442,875

†	See Statements of Investments for additional detailed categorizations.

The Funds	47

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Table 3 summarizes each fund’s investments in affiliated investment companies during the period ended February 28, 2014.

(d) Risk: The funds invest primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering each fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(e) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date. The funds declared and paid dividends from investment income-net monthly. With respect to each fund, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of the funds not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of

Table 3—Affiliated Investment Companies

	Value				Value		Net
	8/31/2013	($)	Purchases ($)	Sales ($)	2/28/2014	($)	Assets (%)
BNY Mellon Bond Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	7,366,145		117,246,385	108,594,838	16,017,692		1.4
Dreyfus Institutional Cash Advantage Fund	—		10,218,149	5,933,369	4,284,780.4
Total	7,366,145		127,464,534	114,528,207	20,302,472		1.8
BNY Mellon Intermediate Bond Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	7,922,597		95,479,819	75,626,497	27,775,919		2.9
Dreyfus Institutional Cash Advantage Fund	—		9,925,673	7,355,993	2,569,680.3
Total	7,922,597		105,405,492	82,982,490	30,345,599		3.2
BNY Mellon Corporate Bond Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	3,067,808		90,430,122	74,183,074	19,314,856		3.2
Dreyfus Institutional Cash Advantage Fund	10,674,810		36,628,365	34,814,205	12,488,970		2.1
Total	13,742,618		127,058,487	108,997,279	31,803,826		5.3
BNY Mellon Short-Term U.S.
Government Securities Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	1,587,311		89,305,695	87,909,434	2,983,572		1.1
Dreyfus Institutional Cash Advantage Fund	—		16,037,196	13,733,637	2,303,559.8
Total	1,587,311		105,342,891	101,643,071	5,287,131		1.9

48

the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended February 28, 2014, the funds did not have any liabilities for any uncertain tax positions.The funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended February 28, 2014, the funds did not incur any interest or penalties.

Except for BNY Mellon Corporate Bond Fund, each tax year in the three-year period ended August 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities. For BNY Mellon Corporate Bond Fund, each tax year in the two-year period ended August 31, 2013 is subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), each fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

Table 4 summarizes BNY Mellon Short-Term U.S. Government Securities Fund’s unused capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2013.

Table 5 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2013. The tax character of current year distributions will be determined at the end of the current fiscal year.

†	If not applied, the carryover expires in the above fiscal year.
††	Post-enactment short-term losses that can be carried forward for an unlimited period.
††† Post-enactment long-term losses that can be carried forward for an unlimited period.

Table 5—Tax Character of Distributions Paid

		Long-Term
	Ordinary Income ($)	Capital Gains ($)
	2013	2013
BNY Mellon Bond Fund	36,855,294	10,514,097
BNY Mellon Intermediate Bond Fund	22,268,904	1,200,712
BNY Mellon Corporate Bond Fund	15,963,289	—
BNY Mellon Short-Term U.S. Government Securities Fund	3,014,216	—

The Funds	49

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2014, the funds did not borrow under the Facilities.

NOTE 4—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .40% of BNY Mellon Bond Fund, .40% of BNY Mellon Intermediate Bond Fund, .40% of BNY Mellon Corporate Bond Fund and .35% of BNY Mellon Short-Term U.S. Government Securities Fund.

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 6 summarizes the amount Investor shares of each fund were charged during the period ended February 28, 2014, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 6—Shareholder Services Plan Fees
BNY Mellon Bond Fund	$10,874
BNY Mellon Intermediate Bond Fund	10,781
BNY Mellon Corporate Bond Fund	905
BNY Mellon Short-Term
U.S. Government Securities Fund	1,123

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as an expense offset in the Statements of Operations.

The funds compensate The Bank of New York Mellon under a custody agreement for providing custodial services for the funds.These fees are based on net assets, geographic region and transaction activity. Table 7 summarizes the amount each fund was charged during the period ended February 28, 2014, pursuant to the custody agreement.

50

Table 7—Custody Agreement Fees

BNY Mellon Bond Fund	$37,319
BNY Mellon Intermediate Bond Fund	32,300
BNY Mellon Corporate Bond Fund	20,452
BNY Mellon Short-Term
U.S. Government Securities Fund	11,253

The funds compensate Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the funds.The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust. The funds also compensated The Bank of New York Mellon for performing certain cash management services related to fund subscriptions and redemptions, including share-holder redemption draft processing, under a cash management agreement that was in effect until September 30, 2013 and, beginning October 1, 2013, compensates The Bank of NewYork Mellon for processing shareholder redemption drafts under a shareholder draft processing agreement. Table 8 summarizes the amount each fund was charged during the period ended February 28, 2014, pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statements of Operations. Cash management fees were partially offset by earnings credits for each fund, also summarized in Table 8.

During the period ended February 28, 2014, each fund was charged $4,551 for services performed by the Chief Compliance Officer and his staff.

Table 9 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities for each fund.

Table 8—Cash Management Agreement Fees

			The Bank of New York
	Dreyfus Transfer, Inc.	Dreyfus Transfer, Inc.	Mellon Cash
	Cash Management Fees ($)	Earnings Credits ($)	Management Fees ($)
BNY Mellon Bond Fund	106	(9)	33
BNY Mellon Intermediate Bond Fund	92	(8)	50
BNY Mellon Corporate Bond Fund	11	(1)	3
BNY Mellon Short-Term U.S. Government Securities Fund	18	(2)	4

Table 9—Due to The Dreyfus Corporation and Affiliates

	Investment		Shareholder	Chief
	Advisory	Custodian	Services	Compliance
	Fees ($)	Fees ($)	Plan Fees ($)	Officer Fees ($)
BNY Mellon Bond Fund	341,143	26,000	1,862	1,523
BNY Mellon Intermediate Bond Fund	291,201	22,808	1,563	1,523
BNY Mellon Corporate Bond Fund	180,745	13,265	169	1,523
BNY Mellon Short-Term U.S. Government Securities Fund	74,476	7,732	137	1,523

The Funds 51

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 5—Securities Transactions:

Table 10 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended February 28, 2014.

Table 11 summarizes gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments for each fund at February 28, 2014.

At February 28, 2014, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

Table 10—Purchases and Sales

	Purchases ($)	Sales ($)
BNY Mellon Bond Fund	251,895,394	322,209,786
BNY Mellon Intermediate Bond Fund	206,398,889	278,043,513
BNY Mellon Corporate Bond Fund	139,772,619	118,048,317
BNY Mellon Short-Term U.S. Government Securities Fund	196,600,730	193,642,881

Table 11—Accumulated Net Unrealized Appreciation (Depreciation)

	Gross	Gross
	Appreciation ($)	Depreciation ($)	Net ($)
BNY Mellon Bond Fund	31,493,433	(7,992,758)	23,500,675
BNY Mellon Intermediate Bond Fund	22,568,555	(1,850,261)	20,718,294
BNY Mellon Corporate Bond Fund	9,823,318	(3,378,448)	6,444,870
BNY Mellon Short-Term U.S. Government Securities Fund	564,669	(606,264)	(41,595)

52

NOTES

For More Information

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258 BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012 Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

©2014 MBSC Securities Corporation                                                                                                                                             MFTSA0214-TB

The BNY Mellon Funds

BNY Mellon National Intermediate Municipal Bond Fund

BNY Mellon National Short-Term Municipal Bond Fund

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

BNY Mellon Municipal Opportunities Fund

SEMIANNUAL REPORT	February 28, 2014

Contents

The Funds

Letter from the President	2
Discussion of Funds' Performance	
BNY Mellon National Intermediate Municipal Bond Fund	3
BNY Mellon National Short-Term Municipal Bond Fund	5
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	7
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	9
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	11
BNY Mellon Municipal Opportunities Fund	13
Understanding Your Fund's Expenses	15
Comparing Your Fund's Expenses With Those of Other Funds	16
Statements of Investments	17
Statements of Financial Futures	35,58,68,76,91
Statements of Assets and Liabilities	92
Statements of Operations	94
Statements of Cash Flows	96
Statements of Changes in Net Assets	97
Financial Highlights	104
Notes to Financial Statements	116

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

- Not FDIC-Insured
- Not Bank-Guaranteed
- May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Funds Trust, covering the six-month period from September 1, 2013, through February 28, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Municipal bonds generally stabilized over the past six months in the wake of previously heightened volatility, enabling them to post solidly positive total returns, on average, for the reporting period. Investors generally took the Federal Reserve Board's gradual shift to a more moderately accommodative monetary policy in stride, investor demand rebounded while the supply of newly issued securities ebbed, and most states and municipalities saw improved credit conditions in the recovering U.S. economy.

We remain cautiously optimistic regarding the municipal bond market's prospects over the months ahead. We expect the domestic economy to continue to strengthen over the next year, which could support higher tax revenues for most states and municipalities. We also anticipate rising demand for a limited supply of securities as more income-oriented investors seek the tax advantages of municipal bonds. However, municipal bonds could prove sensitive to rising long-term interest rates as the economic recovery gains additional traction. As always, we encourage you to discuss our observations with your financial advisor to assess their potential impact on your investments.

Thank you for your continued confidence and support.

Sincerely,

David K. Mossman
President
BNY Mellon Funds Trust
March 17, 2014

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through February 28, 2014, as provided by John F. Flahive and Mary Collette O’Brien, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2014, BNY Mellon National Intermediate Municipal Bond Fund’s Class M shares produced a total return of 4.46%, and its Investor shares returned 4.26%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 5.33%, and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, achieved a total return of 5.36% for the same period.2

Municipal bonds fared relatively well over the reporting period as investor demand rebounded, the supply of newly issued municipal securities declined, and, with two notable exceptions, credit conditions generally improved. The fund produced lower returns than its benchmark, mainly due to overweighted exposure to BBB rated securities with shorter maturities.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal income tax .The fund may occasionally, including for temporary defensive purposes, invest in taxable bonds. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Municipal Bonds Rebounded from Earlier Weakness

Municipal bonds struggled during most of 2013 with rising long-term interest rates in a recovering U.S. economy, but markets stabilized over the last four months of the year, and the first two months of 2014 witnessed a significant market recovery. Uncertainty regarding changes in U.S. monetary policy was largely resolved in December when the Federal Reserve Board (the “Fed”) began to gradually taper its massive quantitative easing program, helping to buoy investor demand for fixed-income securities. Demand for higher yielding, lower rated securities was particularly robust, driven by income-oriented investors who resumed their reach for competitive yields. Meanwhile, the supply of newly issued municipal bonds declined over the reporting period as fewer issuers refinanced existing debt in the rising interest rate environment.

The U.S. economic rebound resulted in better underlying credit conditions for most municipal bond issuers, as improving tax revenues and reduced spending enabled many states and municipalities to balance their budget and replenish reserves. However, credit concerns lingered with regard to the fiscal problems of two major issuers: the City of Detroit and the Commonwealth of Puerto Rico. Detroit filed for bankruptcy protection during the summer of 2013, and in September, municipal bonds issued by Puerto Rico lost value after media reports

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

detailed the U.S. territory’s economic challenges. Major rating agencies subsequently downgraded Puerto Rico’s credit rating.

Duration Posture Undermined Relative Performance

The fund’s relative performance during the reporting period was constrained mainly by overweighted positions in shorter maturity, BBB rated municipal bonds, which occupy the lowest tier of the investment-grade range. Bonds with shorter maturities lagged their longer dated counterparts in the BBB credit-rating category.The fund’s holdings of BBB rated Puerto Rico bonds weighed particularly heavily on the fund’s results compared to its benchmark. Other detractors during the reporting period included underweighted exposure to bonds issued on behalf of health care facilities, relatively heavy positions in public utilities, overweighted exposure to lower yielding escrowed bonds, and unfavorable security selections among AA-rated municipal bonds.

The fund also was hurt by an average duration that was shorter than that of the benchmark, as an emphasis on shorter maturities prevented it from participating more fully in gains at the longer end of the maturity spectrum. At times, we employed interest rate futures to protect the fund from unexpected interest-rate movements.

On a more positive note, the fund benefited during the reporting period from overweighted positions in municipal bonds backed by revenues from transportation projects, such as toll roads.

Finding Attractive Values in a Strengthening Market

We believe that recently improved market trends have been driven, in part, by investors returning their focus to market and issuer fundamentals now that the Fed has begun to taper its quantitative easing program. Over the longer term, improved credit conditions and restored demand from investors seeking relief from higher taxes may continue to lift municipal bond valuations.

However, in light of the potential for higher long-term interest rates, we have continued to maintain a relatively short average duration.We also have retained an emphasis on municipal bonds with BBB credit ratings, which we believe offer relatively attractive values.

March 17, 2014

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: BLOOMBERG L.P. — Reflects reinvestment of dividends
and, where applicable, capital gain distributions.The S&P Municipal Bond
Intermediate Index is composed of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to but not including 15 years as measured from the date on which the Index is rebalanced. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
The S&P Municipal Bond Investment Grade Intermediate Index is composed of bonds in the S&P Municipal Bond Index that are rated at least BBB- by
Standard & Poor’s Ratings Services, Baa3 by Moody’s Investor Services, Inc.
or BBB- by Fitch Ratings with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the date on which the Index is rebalanced. Unlike a mutual fund, the S&P
Municipal Bond Investment Grade Intermediate Index is not subject to charges, fees and other expenses. Investors cannot directly invest in any index.
Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in the report.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

4

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through February 28, 2014, as provided by Timothy J. Sanville and Jeremy N. Baker, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2014, BNY Mellon National Short-Term Municipal Bond Fund’s Class M shares produced a total return of 1.15%, and its Investor shares returned 1.10%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Short Index (the “Index”), produced a total return of 1.23%, and the fund’s former benchmark, the S&P Municipal Bond Short Index, achieved a total return of 1.21% for the same period.2

Municipal bonds fared relatively well over the reporting period as investor demand rebounded, the supply of newly issued municipal securities declined, and, with two notable exceptions, credit conditions generally improved. The fund produced modestly lower returns than its benchmark, in part due to an emphasis on securities with one-year maturities at a time when longer maturities fared better. In addition, the fund’s relative results were affected by fund fees and expenses that are not reflected in the benchmarks’ performance.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal income tax.The fund occasionally may invest in taxable bonds, including for temporary defensive purposes.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the average effective portfolio maturity and the average effective portfolio duration of the fund’s portfolio will be less than three years.

Municipal Bonds Rebounded from Earlier Weakness

While short-term municipal bonds remained relatively stable due to the Federal Reserve Board’s (the “Fed”) unchanged target for short-term interest rates, longer term municipal bonds struggled during most of 2013 with rising long-term interest rates in a recovering U.S. economy. However, markets stabilized over the last four months of the year, and the first two months of 2014 witnessed a significant market recovery. Uncertainty regarding changes in U.S. monetary policy was largely resolved in December when the Fed began to gradually taper its quantitative easing program, helping to restore investor demand for fixed-income securities. Demand for higher yielding, lower rated securities was particularly robust, driven by income-oriented investors who resumed their reach for competitive yields. Meanwhile, the supply of newly issued municipal bonds declined over the reporting period as fewer issuers refinanced existing debt in the rising interest rate environment.

The U.S. economic rebound resulted in better underlying credit conditions for most municipal bond issuers, as improving tax revenues and reduced spending enabled many states and municipalities to balance their budgets and replenish reserves. However, credit concerns lingered with regard to the fiscal problems of two major issuers: The City of Detroit filed for bankruptcy protection during the summer of 2013, and in September, municipal bonds issued by Puerto Rico lost value after media reports detailed the U.S. territory’s economic challenges.

Fund Strategies Produced Mixed Results

The fund’s relative performance during the reporting period was constrained to a degree by an overweighted position in municipal bonds with one-year maturities, which generally lagged their longer dated counterparts. In addition, shorter maturity BBB rated municipal

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

bonds, which occupy the lowest tier of the investment-grade range, detracted very mildly from the fund’s relative performance.

The fund achieved above-average results in other areas. Overweighted exposure to bonds with four- to five-year maturities bolstered relative performance, as did a relatively heavy position in A-rated bonds and favorable security selections among AA-rated bonds.

From a market sector perspective, the fund particularly benefited from its holdings of state general obligation bonds as well as bonds backed by revenues from airports, industrial development projects, and pollution control projects. Underweighted exposure to lower yielding escrowed bonds enabled the fund to avoid the brunt of their relative weakness. On the other hand, a small position in bonds backed by the states’ settlement of litigation with U.S. tobacco companies detracted slightly from the fund’s relative performance.

We generally maintained the fund’s average duration in a market-neutral position throughout the reporting period. At times, the fund employed interest-rate futures to protect the fund from unexpected interest-rate movements.

Maintaining a Prudent Approach

We believe that recently improved trends in the overall municipal bond market have been driven, in part, by investors returning their focus to market and issuer fundamentals now that the Fed has begun to taper its quantitative easing program. Over the longer term, improved credit conditions and restored demand from investors seeking relief from higher taxes may lift municipal bond valuations across the maturity spectrum. In the meantime, we intend to maintain a relatively conservative investment posture that balances competitive levels of tax-exempt income with safety and liquidity.

March 17, 2014

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: BLOOMBERG L.P. — Reflects reinvestment of dividends
and, where applicable, capital gain distributions.The S&P Municipal Bond
Short Index is composed of bonds in the S&P Municipal Bond Index with a minimum maturity of six months and a maximum maturity of up to but not including four years as measured from the date on which the Index is rebalanced. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
The S&P Municipal Bond Investment Grade Short Index is composed of bonds in the S&P Municipal Bond Index that are rated at least BBB- by
S&P, Baa3 by Moody’s or BBB- by Fitch with a minimum maturity of six months and a maximum of up to, but not including, four years as measured from the date on which the index is rebalanced. Unlike a mutual fund, the
S&P Municipal Bond Investment Grade Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

6

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through February 28, 2014, as provided by Mary Collette O’Brien and Jeremy N. Baker, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2014, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund’s Class M shares produced a total return of 3.73%, and its Investor shares returned 3.60%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 5.33%, and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, achieved a total return of 5.36% for the same period.2

Municipal bonds fared relatively well over the reporting period as investor demand rebounded, the supply of newly issued municipal securities declined, and credit conditions generally improved. The fund produced lower returns than its benchmark, mainly due to overweighted exposure to BBB rated securities with shorter maturities.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds, the interest from which is exempt from federal and Pennsylvania state personal income taxes. The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Pennsylvania personal income taxes, and in taxable bonds.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Municipal Bonds Rebounded from Earlier Weakness

Municipal bonds struggled during most of 2013 with rising long-term interest rates in a recovering U.S. economy, but markets stabilized over the last four months of the year, and the first two months of 2014 witnessed a significant market recovery. Uncertainty regarding changes in U.S. monetary policy was largely resolved in December when the Federal Reserve Board (the “Fed”) began to gradually taper its quantitative easing program, helping to buoy investor demand for fixed-income securities. Demand for higher yielding, lower rated securities was particularly robust, driven by income-oriented investors who resumed their reach for competitive yields. Meanwhile, the supply of newly issued municipal bonds declined over the reporting period as fewer issuers refinanced existing debt in the rising interest rate environment.

The economic rebound resulted in better underlying credit conditions for most municipal bond issuers, as improving tax revenues and reduced spending enabled many states and municipalities to balance their budget and replenish reserves. Pennsylvania was no exception. Although the state’s unemployment rate has remained higher than national averages, its economy has benefited from strength in the energy, technology, and health care industries. However, credit concerns lingered in the municipal bond market with regard to two major municipal bond issuers: the City of Detroit filed for bankruptcy protection during the summer of 2013, and in September, municipal bonds issued by the Commonwealth of Puerto Rico lost value after media reports detailed the U.S. territory’s economic challenges.

The Funds 7

DISCUSSION OF FUND PERFORMANCE (continued)

Duration Posture Undermined Relative Performance

The fund’s relative performance during the reporting period was constrained mainly by overweighted positions in shorter maturity, BBB rated municipal bonds, which occupy the lowest tier of the investment-grade range. Bonds with shorter maturities lagged their longer dated counterparts. The fund’s relatively heavy exposure to BBB rated Puerto Rico bonds weighed particularly severely on the fund’s results compared to its benchmark. Other detractors during the reporting period included overweighted exposure to lower yielding escrowed bonds, which lagged market averages in a generally constructive environment for municipal securities.

The fund also was hurt by a shorter average duration than the benchmark, as an emphasis on shorter maturities prevented it from participating more fully in gains at the longer end of the maturity spectrum. At times, we employed interest rate futures to protect the fund from unexpected interest-rate movements.

On a more positive note, the fund benefited during the reporting period from overweighted positions in and good security selections among municipal bonds backed by revenues from education and health care facilities.

Finding Attractive Values in a Strengthening Market

We believe that recently improved market trends have been driven, in part, by investors returning their focus to market and issuer fundamentals now that the Fed has begun to taper its quantitative easing program. Over the longer term, improved credit conditions and restored demand from investors seeking relief from higher taxes may continue to lift municipal bond valuations.

However, in light of the potential for higher long-term interest rates, we have continued to maintain a relatively short average duration.We also have retained an emphasis on municipal bonds with BBB credit ratings, which we believe offer relatively attractive values, but we have trimmed the fund’s holdings of Puerto Rico bonds.

March 17, 2014

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: BLOOMBERG L.P. — Reflects reinvestment of dividends
and, where applicable, capital gain distributions.The S&P Municipal Bond
Intermediate Index is composed of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to but not including 15 years as measured from the date on which the Index is rebalanced. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
SOURCE: BLOOMBERG L.P. — The S&P Municipal Bond Investment
Grade Intermediate Index is composed of bonds in the S&P Municipal Bond
Index that are rated at least BBB- by Standard & Poor’s Ratings Services,
Baa3 by Moody’s Investor Services, Inc. or BBB- by Fitch Ratings with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the date on which the Index is rebalanced. Unlike a mutual fund, the S&P Municipal Bond Investment
Grade Intermediate Index is not subject to charges, fees and other expenses and is not limited to investments principally in Pennsylvania municipal obligations. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

8

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through February 28, 2014, as provided by John F. Flahive and Mary Collette O’Brien, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2014, BNY Mellon Massachusetts Intermediate Municipal Bond Fund’s Class M shares produced a total return of 3.92%, and its Investor shares returned 3.79%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 5.33%, and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, achieved a total return of 5.36% for the same period.2

Municipal bonds fared relatively well over the reporting period as investor demand rebounded, the supply of newly issued municipal securities declined, and credit conditions generally improved. The fund produced lower returns than its benchmark, mainly due to overweighted exposure to BBB rated securities with shorter maturities.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds, the interest from which is exempt from federal and Massachusetts state personal income taxes. The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Massachusetts personal income taxes, and in taxable bonds.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Municipal Bonds Rebounded from Earlier Weakness

Municipal bonds struggled during most of 2013 with rising long-term interest rates in a recovering U.S. economy, but markets stabilized over the last four months of the year, and the first two months of 2014 witnessed a significant market recovery. Uncertainty regarding changes in U.S. monetary policy was largely resolved in December when the Federal Reserve Board (the “Fed”) began to gradually taper its quantitative easing program, helping to buoy investor demand for fixed-income securities. Demand for higher yielding, lower rated securities was particularly robust, driven by income-oriented investors who resumed their reach for competitive yields. Meanwhile, the supply of newly issued municipal bonds declined over the reporting period as fewer issuers refinanced existing debt in the rising interest rate environment.

The economic rebound resulted in better underlying credit conditions for most municipal bond issuers, as improving tax revenues and reduced spending enabled many states and municipalities to balance their budgets and replenish reserves. Massachusetts was no exception, as a diverse economic base and prudent fiscal management enabled the state to benefit fully from the U.S. economic recovery. However, credit concerns lingered in the municipal bond market with regard to two major issuers: the City of Detroit filed for bankruptcy protection during the summer of 2013, and in September, municipal bonds issued by the Commonwealth of Puerto Rico lost value after media reports detailed the U.S. territory’s economic challenges.

The Funds 9

DISCUSSION OF FUND PERFORMANCE (continued)

Duration Posture Undermined Relative Performance

The fund’s relative performance during the reporting period was constrained mainly by overweighted positions in shorter maturity, BBB rated municipal bonds, which occupy the lowest tier of the investment-grade range. Bonds with shorter maturities lagged their longer dated counterparts. The fund’s relatively heavy exposure to BBB rated Puerto Rico bonds weighed particularly heavily on the fund’s results compared to its benchmark. Other detractors during the reporting period included overweighted exposure to lower yielding escrowed bonds, which lagged market averages in a generally constructive environment for municipal securities.

The fund also was hurt by an average duration that was shorter than that of the benchmark, as an emphasis on shorter maturities prevented it from participating more fully in gains at the longer end of the maturity spectrum. At times, we employed interest rate futures to protect the fund from unexpected interest-rate movements.

On a more positive note, the fund benefited during the reporting period from overweighted positions in dedicated tax revenue bonds and good security selection among municipal bonds backed by revenues from education facilities.

Finding Attractive Values in a Strengthening Market

We believe that recently improved market trends have been driven, in part, by investors returning their focus to market and issuer fundamentals now that the Fed has begun to taper its quantitative easing program. Over the longer term, improved credit conditions and restored demand from investors seeking relief from higher taxes may continue to lift municipal bond valuations.

However, in light of the potential for higher long-term interest rates, we have continued to maintain a relatively short average duration.We also have retained an emphasis on municipal bonds with BBB credit ratings, which we believe offer relatively attractive values.

March 17, 2014

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: BLOOMBERG L.P. — Municipal Bond Investment Grade
Intermediate Index is composed of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s Ratings Services, Baa3 by
Moody’s Investor Services, Inc. or BBB- by Fitch Ratings with a minimum maturity of three years and a maximum maturity of up to, but not including,
15 years as measured from the date on which the Index is rebalanced. Unlike a mutual fund, the S&P Municipal Bond Investment Grade Intermediate
Index is not subject to charges, fees and other expenses and is not limited to investments principally in Massachusetts municipal obligations. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the
Financial Highlights section of the prospectus and elsewhere in this report.
SOURCE: BLOOMBERG L.P. — Reflects reinvestment of dividends
and, where applicable, capital gain distributions.The S&P Municipal Bond
Intermediate Index is composed of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to but not including 15 years as measured from the date on which the Index is rebalanced. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

10

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through February 28, 2014, as provided by John F. Flahive, Portfolio Manager and Director of Fixed Income

Fund and Market Performance Overview

For the six-month period ended February 28, 2014, BNY Mellon New York Intermediate Tax Exempt Bond Fund’s Class M shares produced a total return of 3.91%, and its Investor shares returned 3.79%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 5.33%, and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, achieved a total return of 5.36% for the same period.2

Municipal bonds fared relatively well over the reporting period as investor demand rebounded, the supply of newly issued municipal securities declined, and credit conditions generally improved. The fund produced lower returns than its benchmark, mainly due to overweighted exposure to BBB rated securities with shorter maturities.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. This objective may be changed without shareholder approval.To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal, New York state, and New York city personal income taxes.These municipal bonds include those issued by NewYork state and New York city as well as those issued by U.S. territories and possessions.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years.

Municipal Bonds Rebounded from Earlier Weakness

Municipal bonds struggled during most of 2013 with rising long-term interest rates in a recovering U.S. economy, but markets stabilized over the last four months of the year, and the first two months of 2014 witnessed a significant market recovery. Uncertainty regarding changes in U.S. monetary policy was largely resolved in December when the Federal Reserve Board (the “Fed”) began to gradually taper its quantitative easing program, helping to restore investor demand for fixed-income securities. Demand for higher yielding, lower rated securities was particularly robust, driven by income-oriented investors who resumed their reach for competitive yields. Meanwhile, the supply of newly issued municipal bonds declined over the reporting period as fewer issuers refinanced existing debt in the rising interest rate environment.

The economic rebound resulted in better underlying credit conditions for most municipal bond issuers, as improving tax revenues and reduced spending enabled many states and municipalities to balance their budgets and replenish reserves.The State of NewYork also fared relatively well, supported by balanced budgets enacted on time, improved finances, better spending controls, and well-funded pension liabilities. However, credit concerns lingered in the municipal bond market with regard to two other municipal bond issuers: the City of Detroit and the Commonwealth of Puerto Rico. Detroit filed for bankruptcy protection during the summer of 2013, and in September, municipal bonds issued by Puerto Rico lost value after media reports detailed the U.S. territory’s economic challenges.

The Funds 11

DISCUSSION OF FUND PERFORMANCE (continued)

Duration Posture Undermined Relative Performance

The fund’s relative performance during the reporting period was constrained mainly by overweighted positions in shorter maturity, BBB rated municipal bonds, which occupy the lowest tier of the investment-grade range. Bonds with shorter maturities lagged their longer dated counterparts. The fund’s relatively heavy exposure to BBB rated Puerto Rico bonds, which are exempt from federal and state personal income taxes, weighed particularly severely on the fund’s results compared to its benchmark. Other disappointments during the reporting period included shortfalls among general obligation bonds from local municipalities and revenue bonds issued on behalf of education institutions.

The fund also was hurt by a shorter average duration than the benchmark, as an emphasis on seasoned callable structures prevented it from participating more fully in gains at the longer end of the market’s maturity spectrum. At times, we employed interest rate futures to protect the fund from unexpected interest-rate movements.

On a more positive note, the fund benefited during the reporting period from an overweighted position in bonds backed by industrial development and pollution control projects, and by underweighted exposure to lower yielding escrowed bonds.

Finding Attractive Values in a Strengthening Market

We believe that recently improved market trends have been driven, in part, by investors returning their focus to market and issuer fundamentals now that the Fed has begun to taper its quantitative easing program. Over the longer term, improved credit conditions and restored demand from investors seeking relief from higher taxes may continue to lift municipal bond valuations.

However, in light of the potential for higher long-term interest rates, we have continued to maintain a relatively short average duration.We also have retained an emphasis on municipal bonds with A and BBB credit ratings, which we believe offer relatively attractive values.

March 17, 2014

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes and rate increases can cause price declines.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-NewYork residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect through December 31, 2014, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: BLOOMBERG L.P. — The S&P Municipal Bond Investment
Grade Intermediate Index is composed of bonds in the S&P Municipal Bond
Index that are rated at least BBB- by Standard & Poor’s Ratings Services,
Baa3 by Moody’s Investor Services, Inc. or BBB- by Fitch Ratings with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the date on which the Index is rebalanced. Unlike a mutual fund, the S&P Municipal Bond Investment
Grade Intermediate Index is not subject to charges, fees and other expenses and is not limited to investments principally in Pennsylvania municipal obligations. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
SOURCE: BLOOMBERG L.P. — Reflects reinvestment of dividends
and, where applicable, capital gain distributions.The S&P Municipal Bond
Intermediate Index is composed of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to but not including 15 years as measured from the date on which the Index is rebalanced. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

12

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through February 28, 2014, as provided by John F. Flahive, Portfolio Manager and Director of Fixed Income

Fund and Market Performance Overview

For the six-month period ended February 28, 2014, BNY Mellon Municipal Opportunities Fund’s Class M shares produced a total return of 6.80%, and its Investor shares returned 6.69%.1 In comparison, the fund’s benchmark, the Barclays Municipal Bond Index (the “Index”), produced a total return of 5.71%.2

Municipal bonds fared relatively well over the reporting period as investor demand rebounded, the supply of newly issued municipal securities declined, and, with two notable exceptions, credit conditions generally improved. The fund produced higher returns than its benchmark, mainly due to overweighted exposure to BBB rated securities.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation.This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its net assets in U.S. dollar-denominated fixed-income securities that provide income exempt from federal income tax (municipal bonds).While the fund typically invests in a diversified portfolio of municipal bonds, it may invest up to 20% of its assets in taxable fixed-income securities, including taxable municipal bonds and non-U.S. dollar-denominated foreign debt securities, such as Brady bonds and sovereign debt obligations.

We seek to deliver value-added excess returns (“alpha”) by applying an investment approach designed to identify and exploit relative value opportunities within the municipal bond market.Although the fund seeks to be diversified by geography and sector, the fund may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions.

Municipal Bonds Rebounded from Earlier Weakness

Municipal bonds struggled during most of 2013 with rising long-term interest rates in a recovering U.S. economy, but markets stabilized over the last four months of the year, and the first two months of 2014 witnessed a mild market recovery. Uncertainty regarding changes in U.S. monetary policy was largely resolved in December when the Federal Reserve Board (the “Fed”) began to gradually taper its massive quantitative easing program, helping to buoy investor demand for fixed-income securities. Demand was particularly robust for higher yielding, lower rated securities when income-oriented investors resumed their reach for competitive yields. Meanwhile, the supply of newly issued municipal bonds declined over the reporting period as fewer issuers refinanced existing debt in the rising interest rate environment.

The U.S. economic rebound resulted in better underlying credit conditions for most municipal bond issuers, as improving tax revenues and reduced spending enabled many states and municipalities to balance their budget and replenish reserves. However, credit concerns lingered in the municipal bond market with regard to the fiscal problems of two major issuers: the City of Detroit and the Commonwealth of Puerto Rico. Detroit filed for bankruptcy protection during the summer of 2013, and in September, municipal bonds issued by Puerto Rico lost value after media reports detailed the U.S. territory’s economic challenges. Major rating agencies subsequently downgraded Puerto Rico’s credit rating.

The Funds 13

DISCUSSION OF FUND PERFORMANCE (continued)

Duration Posture Boosted Relative Performance

The fund’s strong relative performance during the reporting period was fueled mainly by an overweighted position in BBB rated municipal bonds, which occupy the lowest tier of the investment-grade range. BBB rated credits rebounded sharply as investor confidence returned to the municipal bond market, and the fund received especially good results from bonds backed by revenues from toll roads.Among higher quality holdings, the fund benefited from favorable security selections in the AA and AAA rating tiers. For example, overweighted exposure to California’s general obligation bonds helped buoy relative results when the state achieved a budget surplus after raising personal income taxes on high earners.

The fund also benefited from an average duration that was longer than that of the benchmark, as a focus on longer maturities enabled it to participate more fully in gains at the longer end of the maturity spectrum.At times during the reporting period, we employed interest rate futures to protect the fund from unexpected interest-rate movements.

Although the fund held relatively small positions in Puerto Rico bonds, even light exposure to the struggling U.S. territory detracted from the fund’s relative performance.

Finding Attractive Values in a Strengthening Market

We believe that recently improved market trends have been driven, in part, by investors returning their focus to market and issuer fundamentals now that the Fed has begun to taper its quantitative easing program. Over the longer term, improved credit conditions and restored demand from investors seeking relief from higher taxes may continue to lift municipal bond valuations.

In this environment, we have continued to emphasize municipal bonds with BBB credit ratings and longer maturities, which we believe offer relatively attractive values.We have maintained overweighted exposure to toll roads and airports, but we have trimmed the fund’s holdings of bonds backed by revenues from health care facilities.

March 17, 2014

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted tax-exempt bond market. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

14

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemptions fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon municipal bond fund from September 1, 2013 to February 28, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2014

	Class M Shares	Investor Shares

BNY Mellon National Intermediate
Municipal Bond Fund
Expenses paid per $1,000†	$2.53	$3.80
Ending value (after expenses)	$1,044.60	$1,042.60
Annualized expense ratio (%)	.50	.75
BNY Mellon National Short-Term
Municipal Bond Fund
Expenses paid per $1,000†	$2.54	$3.79
Ending value (after expenses)	$1,011.50	$1,011.00
Annualized expense ratio (%)	.51	.76
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$3.43	$4.69
Ending value (after expenses)	$1,037.30	$1,036.00
Annualized expense ratio (%)	.68	.93
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.68	$3.94
Ending value (after expenses)	$1,039.20	$1,037.90
Annualized expense ratio (%)	.53	.78
BNY Mellon New York
Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$2.98	$4.24
Ending value (after expenses)	$1,039.10	$1,037.90
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal
Opportunities Fund
Expenses paid per $1,000†	$3.69	$4.92
Ending value (after expenses)	$1,068.00	$1,066.90
Annualized expense ratio (%)	.72	.96

† Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Funds 15

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investores assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in each fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2014

	Class M Shares	Investor Shares

BNY Mellon National Intermediate
Municipal Bond Fund
Expenses paid per $1,000†	$2.51	$3.76
Ending value (after expenses)	$1,022.32	$1,021.08
Annualized expense ratio (%)	.50	.75
BNY Mellon National Short-Term
Municipal Bond Fund
Expenses paid per $1,000†	$2.56	$3.81
Ending value (after expenses)	$1,022.27	$1,021.03
Annualized expense ratio (%)	.51	.76
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$3.41	$4.66
Ending value (after expenses)	$1,021.42	$1,020.18
Annualized expense ratio (%)	.68	.93
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.66	$3.91
Ending value (after expenses)	$1,022.17	$1,020.93
Annualized expense ratio (%)	.53	.78
BNY Mellon New York
Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$2.96	$4.21
Ending value (after expenses)	$1,021.87	$1,020.63
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal
Opportunities Fund
Expenses paid per $1,000†	$3.61	$4.81
Ending value (after expenses)	$1,021.22	$1,020.03
Annualized expense ratio (%)	.72	.96

† Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16

STATEMENT OF INVESTMENTS
February 28, 2014 (Unaudited)

BNY Mellon National Intermediate Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—95.1%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—1.7%
Alabama 21st Century Authority, Tobacco Settlement Revenue	5.00	6/1/20	1,500,000		1,726,575
Alabama 21st Century Authority, Tobacco Settlement Revenue	5.00	6/1/21	1,240,000		1,422,788
Birmingham Special Care Facilities Financing Authority-Baptist
Medical Centers, Revenue (Baptist Health System, Inc.)	5.00	11/15/15	5,000,000		5,270,900
Jefferson County, Limited Obligation School Warrants	5.25	1/1/15	1,180,000		1,187,363
Jefferson County, Limited Obligation School Warrants	5.25	1/1/16	4,810,000		4,840,014
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/24	13,325,000		13,327,398
Montgomery BMC Special Care Facilities Financing
Authority, Revenue (Baptist Health) (Insured;
National Public Finance Guarantee Corp.)	5.00	11/15/14	2,500,000		2,585,425
Alaska—1.0%
Alaska Industrial Development and Export Authority,
Revolving Fund Revenue	5.25	4/1/27	2,295,000		2,564,915
Valdez, Marine Terminal Revenue
(BP Pipelines (Alaska) Inc. Project)	5.00	1/1/16	5,000,000		5,418,200
Valdez, Marine Terminal Revenue
(BP Pipelines (Alaska) Inc. Project)	5.00	1/1/18	8,000,000		9,142,720
Arizona—2.8%
Arizona Board of Regents, Arizona State University
System Revenue (Polytechnic Campus Project)	6.00	7/1/25	2,500,000		2,943,950
Arizona Board of Regents, Arizona State University
System Revenue (Polytechnic Campus Project)	6.00	7/1/26	1,000,000		1,174,130
Arizona Board of Regents, Arizona State University
System Revenue (Polytechnic Campus Project)	6.00	7/1/28	1,100,000		1,271,655
Arizona Transportation Board, Highway Revenue	5.00	7/1/26	5,000,000		5,699,950
Arizona Transportation Board, Highway Revenue (Prerefunded)	5.00	7/1/16	15,000,000	[a]	16,638,150
Arizona Transportation Board, Subordinated Highway Revenue	5.00	7/1/31	4,335,000		4,823,251
Glendale, Senior Lien Water and Sewer Revenue Obligations	5.00	7/1/26	4,425,000		4,978,125
Phoenix, GO	6.25	7/1/16	1,250,000		1,423,575
Salt River Project Agricultural Improvement and
Power District, Salt River Project Electric System Revenue	5.00	12/1/26	2,000,000		2,321,740
University Medical Center Corporation, HR	5.25	7/1/16	2,310,000		2,341,185
University of Arizona Board of Regents, System Revenue	6.20	6/1/16	5,850,000		6,159,641
California—15.9%
Alameda Corridor Transportation Authority,
Subordinate Lien Revenue (Insured; AMBAC)	5.25	10/1/21	5,000,000		5,499,250
California, Economic Recovery Bonds	5.00	7/1/15	2,950,000		3,000,032
California, GO	0.71	5/1/15	7,500,000	[b]	7,541,250
California, GO (Various Purpose)	5.00	2/1/21	4,000,000		4,800,640
California, GO (Various Purpose)	5.00	9/1/21	11,200,000		13,521,424
California, GO (Various Purpose)	5.00	9/1/21	5,000,000		6,036,350

The Funds 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California, GO (Various Purpose)	5.25	10/1/23	5,000,000		6,043,250
California, GO (Various Purpose)	5.25	9/1/29	10,000,000		11,593,600
California, GO (Various Purpose)	6.00	3/1/33	11,445,000		13,663,384
California, GO (Various Purpose)	6.50	4/1/33	8,750,000		10,701,512
California, GO (Various Purpose)	5.50	3/1/40	7,950,000		8,884,681
California Department of Water Resources, Power Supply Revenue	5.00	5/1/22	5,000,000		5,895,350
California Department of Water Resources, Power Supply
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	5/1/21	11,985,000		13,987,574
California Department of Water Resources,
Water System Revenue (Central Valley Project)	5.00	12/1/19	5,000,000		6,078,700
California Educational Facilities Authority,
Revenue (University of Southern California)	5.00	10/1/38	8,875,000		9,665,851
California Health Facilities Financing Authority,
Revenue (City of Hope)	5.00	11/15/23	1,500,000		1,732,830
California Health Facilities Financing Authority,
Revenue (City of Hope)	5.00	11/15/24	1,600,000		1,826,256
California Health Facilities Financing Authority,
Revenue (Providence Health and Services)	6.25	10/1/24	8,500,000		10,076,665
California Health Facilities Financing Authority,
Revenue (Providence Health and Services)	6.25	10/1/28	4,000,000		4,750,400
California Health Facilities Financing Authority,
Revenue (Providence Health and Services)	6.50	10/1/38	3,440,000		4,000,858
California Health Facilities Financing Authority,
Revenue (Providence Health and Services) (Prerefunded)	6.50	10/1/18	60,000	[a]	75,171
California Health Facilities Financing Authority,
Revenue (Saint Joseph Health System)	5.00	10/17/17	5,000,000		5,760,450
California Infrastructure and Economic Development Bank,
Revenue (California Independent System Operator
Corporation Project) (Prerefunded)	6.00	2/1/15	8,000,000	[a]	8,433,280
California Pollution Control Financing Authority,
SWDR (Waste Management, Inc. Project)	5.00	1/1/22	2,250,000		2,399,467
California Pollution Control Financing Authority,
SWDR (Waste Management, Inc. Project)	5.00	7/1/27	2,000,000		2,068,400
California State Public Works Board, LR
(Department of General Services) (Capitol East End
Complex—Blocks 171-174 and 225) (Insured; AMBAC)	5.25	12/1/19	5,000,000		5,019,300
California State Public Works Board, LR
(Department of General Services) (Capitol East End
Complex—Blocks 171-174 and 225) (Insured; AMBAC)	5.00	12/1/23	4,000,000		4,014,560
California State Public Works Board, LR (Various Capital Projects)	5.00	4/1/19	8,760,000		10,418,531
California State Public Works Board, LR (Various Capital Projects)	5.00	10/1/20	2,000,000		2,382,700
California State Public Works Board, LR (Various Capital Projects)	5.00	11/1/20	1,350,000		1,608,606

18

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California Statewide Communities Development Authority,
Mortgage Revenue (Methodist Hospital of
Southern California Project) (Collateralized; FHA)	6.25	8/1/24	4,305,000		5,151,148
California Statewide Communities Development Authority,
Revenue (Saint Joseph Health System)
(Insured; Assured Guaranty Municipal Corp.)	4.50	7/1/18	2,675,000		2,884,479
Los Angeles County Metropolitan Transportation Authority,
Proposition A First Tier Senior Sales Tax Revenue	5.00	7/1/20	7,165,000		8,696,017
Los Angeles Department of Airports,
Senior Revenue (Los Angeles International Airport)	5.25	5/15/26	15,520,000		18,119,290
Los Angeles Unified School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/24	2,395,000		2,709,344
Los Angeles Unified School District, GO
(Insured; National Public Finance Guarantee Corp.)	5.75	7/1/16	2,000,000		2,257,920
New Haven Unified School District, GO
(Insured; Assured Guaranty Corp.)	0.00	8/1/33	4,000,000	[c]	1,529,720
Port of Oakland, Revenue	5.00	5/1/18	1,835,000		2,125,022
Port of Oakland, Revenue	5.00	5/1/19	2,250,000		2,638,058
Port of Oakland, Revenue	5.00	5/1/23	1,875,000		2,113,500
Riverside County Transportation Commission, Sales Tax Revenue	5.25	6/1/25	4,635,000		5,596,299
Riverside County Transportation Commission, Sales Tax Revenue	5.25	6/1/28	5,000,000		5,874,600
Sacramento County Sanitation Districts Financing
Authority, Subordinate Lien Revenue (Sacramento
Regional County Sanitation District) (Insured; FGIC)	0.69	12/1/35	10,000,000	[b]	7,812,300
Sacramento County Water Financing Authority, Revenue
(Sacramento County Water Agency Zones 40 and 41 Water
System Project) (Insured; National Public Finance Guarantee Corp.)	0.71	6/1/34	8,000,000	[b]	6,165,360
San Francisco City and County Airport Commission,
Second Series Revenue (San Francisco International Airport)	5.00	5/1/25	5,000,000		5,695,700
San Francisco City and County Airport Commission,
Second Series Revenue (San Francisco International Airport)	5.00	5/1/26	5,000,000		5,684,950
Southern California Public Power Authority,
Gas Project Revenue (Project Number 1)	5.25	11/1/20	4,000,000		4,585,400
Westside Unified School District, GO (Insured; AMBAC)	6.00	8/1/14	385,000		393,066
Colorado—4.6%
City and County of Denver, Airport System
Revenue (Insured: Assured Guaranty Corp.
and National Public Finance Guarantee Corp.)	5.25	11/15/19	4,445,000		5,041,786
City and County of Denver, GO
(Better Denver and Refunding Bonds)	5.00	8/1/17	5,000,000		5,764,250
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	6.00	10/1/23	2,000,000		2,342,440

The Funds 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Colorado (continued)
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	6.25	10/1/33	1,600,000		1,811,904
Colorado Health Facilities Authority, Revenue
(Vail Valley Medical Center Project)	5.00	1/15/20	280,000		285,328
Colorado Health Facilities Authority, Revenue
(Vail Valley Medical Center Project) (Prerefunded)	5.00	1/15/15	970,000	[a]	1,011,312
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	9/1/16	3,565,000		3,900,894
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	9/1/16	5,000,000		5,463,500
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	1.78	9/1/17	5,000,000	[b]	5,043,250
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	9/1/17	3,500,000		3,923,010
Northwest Parkway Public Highway Authority,
Revenue (Insured; AMBAC) (Prerefunded)	5.45	6/15/16	7,690,000	[a]	8,579,041
Northwest Parkway Public Highway Authority,
Revenue (Insured; AMBAC) (Prerefunded)	5.70	6/15/16	7,345,000	[a]	8,236,095
Northwest Parkway Public Highway Authority, Revenue
(Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	5.55	6/15/16	10,960,000	[a]	12,252,074
Public Authority for Colorado Energy,
Natural Gas Purchase Revenue	5.75	11/15/18	2,220,000		2,482,448
Public Authority for Colorado Energy,
Natural Gas Purchase Revenue	6.13	11/15/23	5,350,000		6,376,130
Regional Transportation District, COP	5.00	6/1/19	1,750,000		2,040,063
Regional Transportation District, COP	5.00	6/1/20	2,700,000		3,147,120
Regional Transportation District, COP	5.50	6/1/22	2,200,000		2,542,738
Connecticut—1.1%
Connecticut, GO	5.00	4/15/22	5,000,000		6,010,750
Connecticut, GO	5.00	5/15/23	10,000,000		11,641,100
Connecticut, GO (Insured; AMBAC)	5.25	6/1/18	1,500,000		1,779,570
Delaware—.7%
Delaware, GO	5.00	2/1/23	5,000,000		5,882,250
University of Delaware, Revenue	5.00	11/1/27	5,440,000		6,340,755
District of Columbia—.7%
District of Columbia, GO
(Insured; Assured Guaranty Municipal Corp.)	1.45	6/1/16	5,000,000	[b]	5,236,300
Metropolitan Washington Airports Authority,
Airport System Revenue	5.00	10/1/23	4,250,000		4,790,855
Metropolitan Washington Airports Authority,
Airport System Revenue	5.00	10/1/24	2,500,000		2,788,600

20

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida—5.1%
Florida Department of Transportation,
State Infrastructure Bank Revenue	5.00	7/1/19	4,220,000		4,768,558
Florida Department of Transportation,
State Infrastructure Bank Revenue	5.00	7/1/20	2,500,000		2,797,275
Hillsborough County Aviation Authority, Revenue
(Tampa International Airport) (Insured; AMBAC)	5.13	10/1/20	3,540,000		3,800,827
Hillsborough County Aviation Authority, Revenue
(Tampa International Airport) (Insured; AMBAC)	5.13	10/1/21	3,675,000		3,939,673
Jacksonville, Better Jacksonville Sales Tax Revenue	5.00	10/1/17	2,000,000		2,290,280
Jacksonville, Better Jacksonville Sales Tax Revenue	5.00	10/1/21	2,500,000		2,924,025
Jacksonville Electric Authority, Revenue
(Saint Johns River Power Park System)	5.00	10/1/18	8,500,000		10,038,670
Jacksonville Electric Authority, Revenue
(Saint Johns River Power Park System)	5.00	10/1/21	2,000,000		2,304,460
Jacksonville Electric Authority, Revenue
(Saint Johns River Power Park System)	5.00	10/1/22	1,625,000		1,863,599
Jacksonville Electric Authority, Revenue
(Saint Johns River Power Park System)	5.00	10/1/24	1,000,000		1,146,830
Lee County, Airport Revenue	5.50	10/1/23	2,500,000		2,863,425
Lee County, Airport Revenue	5.50	10/1/24	5,000,000		5,644,750
Miami-Dade County, Aviation Revenue
(Miami International Airport)	5.50	10/1/25	4,175,000		4,685,435
Miami-Dade County, Subordinate Special Obligation Bonds
(Insured; National Public Finance Guarantee Corp.)	5.00	10/1/22	2,000,000		2,213,080
Orlando Utilities Commission, Utility System Revenue	2.55	10/1/16	13,400,000	[b]	13,882,668
Port Saint Lucie, Utility System Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	9/1/29	5,000,000		5,364,050
Sarasota County, Revenue (Environmentally
Sensitive Lands and Parkland Program)	5.25	10/1/24	1,790,000		1,939,125
Sarasota County, Revenue (Environmentally
Sensitive Lands and Parkland Program)	5.25	10/1/25	6,170,000		6,647,867
Sarasota County, Revenue (Environmentally
Sensitive Lands and Parkland Program)	5.25	10/1/28	2,105,000		2,237,426
Sarasota County, Revenue (Environmentally
Sensitive Lands and Parkland Program)	5.25	10/1/29	1,085,000		1,147,626
Sarasota County, Revenue (Environmentally Sensitive
Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	245,000	[a]	292,581
Sarasota County, Revenue (Environmentally Sensitive
Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	240,000	[a]	286,610
Sarasota County, Revenue (Environmentally Sensitive
Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	210,000	[a]	250,784

The Funds 21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida (continued)
Sarasota County, Revenue (Environmentally Sensitive
Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	725,000	[a]	865,802
Tampa Bay Water, A Regional Water Supply Authority,
Utility System Revenue	5.00	10/1/20	5,000,000		5,997,900
Georgia—1.4%
Burke County Development Authority, PCR
(Georgia Power Company Plant Vogtle Project)	1.40	4/1/15	5,000,000		5,045,850
Burke County Development Authority, PCR
(Oglethorpe Power Corporation Vogtle Project)	7.00	1/1/23	6,000,000		7,041,840
Crisp County Development Authority, EIR
(International Paper Company Project)	5.55	2/1/15	1,000,000		1,035,260
DeKalb County, Water and Sewerage Revenue	5.25	10/1/36	3,500,000		3,808,980
Main Street Natural Gas Inc., Gas Project Revenue	6.38	7/15/38	1,335,000	[d]	200,450
Municipal Electric Authority of Georgia, GO
(Project One Subordinated Bonds)	5.75	1/1/20	5,000,000		5,953,600
Private Colleges and Universities Authority,
Revenue (Emory University)	5.00	9/1/18	2,000,000		2,139,000
Hawaii—.6%
Hawaii, GO	5.00	12/1/16	5,000,000		5,638,850
Hawaii, GO	5.00	12/1/17	5,000,000		5,812,900
Idaho—.7%
University of Idaho Regents, General Revenue	5.25	4/1/21	10,200,000		11,852,502
Illinois—5.5%
Chicago, General Airport Senior Lien Revenue
(Chicago O’Hare International Airport)	5.00	1/1/22	4,615,000		5,341,032
Chicago, General Airport Senior Lien Revenue
(Chicago O’Hare International Airport)	5.00	1/1/25	7,055,000		7,827,946
Chicago, GO	5.00	1/1/23	5,000,000		5,383,350
Chicago, GO (Modern Schools Across
Chicago Program) (Insured; AMBAC)	5.00	12/1/17	1,110,000		1,235,297
Illinois, GO	5.00	8/1/18	19,900,000		22,906,094
Illinois, GO	5.00	8/1/19	10,000,000		11,604,200
Illinois, GO	5.00	9/1/19	7,500,000		7,663,350
Illinois, GO	5.00	2/1/26	5,000,000		5,456,000
Illinois, GO	5.25	2/1/28	6,000,000		6,492,240
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/20	5,000,000		5,741,200
Illinois Finance Authority, Gas Supply Revenue (The Peoples
Gas Light and Coke Company Project) (Insured; AMBAC)	4.30	6/1/16	2,500,000		2,694,525
Railsplitter Tobacco Settlement Authority,
Tobacco Settlement Revenue	5.00	6/1/15	3,500,000		3,684,100
Railsplitter Tobacco Settlement Authority,
Tobacco Settlement Revenue	6.25	6/1/24	10,000,000		11,083,500

22

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Indiana—.1%
Indiana Finance Authority, Acquisition Revenue
(National Collegiate Athletic Association Project)	5.00	5/1/15	1,000,000		1,055,920
Kansas—1.7%
Harvey County Unified School District Number 373,
GO Improvement Bonds (Insured; National
Public Finance Guarantee Corp.)	5.00	9/1/21	1,700,000		1,914,931
Kansas Development Finance Authority,
Revenue (University of Kansas Projects)	4.00	5/1/21	3,370,000		3,747,036
Wichita, Water and Sewer Utility Revenue	5.00	10/1/21	7,990,000		9,572,420
Wichita, Water and Sewer Utility Revenue	5.00	10/1/22	8,390,000		9,882,749
Wyandotte County/Kansas City Unified Government,
Utility System Revenue (Insured; AMBAC)	5.65	9/1/22	4,700,000		5,052,500
Kentucky—.2%
Kentucky Housing Corporation, Housing Revenue	4.80	7/1/20	1,580,000		1,604,601
Kentucky Property and Buildings Commission,
Revenue (Project Number 100)	5.00	8/1/21	1,785,000		2,102,891
Louisiana—2.2%
Jefferson Sales Tax District, Special Sales Tax
Revenue (Insured; AMBAC)	5.25	12/1/21	4,000,000		4,587,960
Louisiana Citizens Property Insurance Corporation,
Assessment Revenue (Insured; AMBAC)	5.00	6/1/21	5,500,000		5,928,120
Louisiana Citizens Property Insurance Corporation,
Assessment Revenue (Insured; Assured Guaranty Corp.)	6.13	6/1/25	14,500,000		16,658,325
Louisiana Local Government Environmental Facilities and Community
Development Authority, Revenue (Louisiana Community and
Technical College System Facilities Corporation Project)	5.00	10/1/22	5,000,000		5,687,600
Louisiana Public Facilities Authority,
Revenue (CHRISTUS Health Obligated Group)	6.00	7/1/29	2,000,000		2,181,520
Louisiana Stadium and Exposition District, Senior Revenue	5.00	7/1/28	3,650,000		3,978,062
Maryland—1.5%
Anne Arundel County, Consolidated General Improvements GO	5.00	4/1/28	2,480,000		2,874,742
Anne Arundel County, Consolidated General Improvements GO	5.00	4/1/29	4,640,000		5,339,666
Anne Arundel County, Consolidated General Improvements GO	5.00	4/1/30	4,640,000		5,307,974
Howard County, Consolidated Public Improvement GO	5.00	8/15/17	5,030,000		5,805,928
Maryland Department of Transportation,
Consolidated Transportation Revenue	5.00	12/1/21	6,300,000		7,668,927
Massachusetts—1.5%
Massachusetts, GO	0.62	11/1/18	2,000,000	[b]	2,003,440
Massachusetts, GO (Insured; National
Public Finance Guarantee Corp.)	5.50	10/1/20	3,285,000		4,063,085
Massachusetts Development Finance Agency, Revenue
(Combined Jewish Philanthropies of Greater Boston, Inc. Project)	4.75	2/1/15	675,000		696,478

The Funds 23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	7.50	10/1/22	2,000,000		2,443,700
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	8.00	10/1/29	2,950,000		3,277,715
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	8.00	10/1/39	885,000		979,429
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue) (Prerefunded)	8.00	10/1/15	2,050,000	[a]	2,305,553
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue) (Prerefunded)	8.00	10/1/15	615,000	[a]	691,666
Massachusetts Housing Finance Agency, Housing Revenue	5.13	12/1/34	350,000		350,266
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/20	6,000,000		6,827,520
Massachusetts School Building Authority, Dedicated Sales Tax
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/30	60,000		63,491
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; Assured
Guaranty Municipal Corp.) (Prerefunded)	5.00	8/15/15	190,000	[a]	203,412
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; Assured
Guaranty Municipal Corp.) (Prerefunded)	5.00	8/15/15	1,250,000	[a]	1,338,237
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.25	8/1/17	275,000		280,879
Massachusetts Water Pollution Abatement Trust,
Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	380,000		381,702
Michigan—1.1%
Detroit, Water Supply System Second Lien Revenue (Insured; FGIC)	5.75	7/1/22	7,000,000		7,427,490
Michigan, Grant Anticipation Bonds
(Insured; Assured Guaranty Municipal Corp.)	5.25	9/15/23	7,500,000		8,387,850
Michigan Building Authority, Revenue (Facilities Program)	5.00	10/15/22	2,400,000		2,770,056
Michigan Municipal Bond Authority,
Drinking Water Revolving Fund Revenue	5.50	10/1/15	1,000,000		1,084,510
Minnesota—1.2%
Minneapolis, Health Care System
Revenue (Fairview Health Services)	6.63	11/15/28	12,000,000		14,187,000
University of Minnesota Regents, Special Purpose
Revenue (State Supported Stadium Debt)	5.00	8/1/19	6,300,000		6,978,888
Mississippi—.1%
Mississippi Home Corporation, SFMR
(Collateralized: FHLMC, FNMA and GNMA)	4.38	12/1/18	760,000		816,134
Mississippi State University Educational Building Corporation,
Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	8/1/16	400,000		446,784

24

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Missouri—.5%
Missouri Environmental Improvement and
Energy Resource Authority, Water PCR
(State Revolving Fund Program—Master Trust)	5.50	7/1/14	495,000		503,964
Missouri Environmental Improvement and Energy Resources
Authority, Water Pollution Control and Drinking Water
Revenue (State Revolving Funds Programs)	5.00	7/1/21	1,550,000		1,884,971
Missouri Environmental Improvement and Energy Resources
Authority, Water Pollution Control and Drinking Water
Revenue (State Revolving Funds Programs)	5.00	7/1/22	1,750,000		2,133,513
Missouri Environmental Improvement and Energy Resources
Authority, Water Pollution Control and Drinking Water
Revenue (State Revolving Funds Programs)	5.00	7/1/23	2,200,000		2,687,454
Missouri Environmental Improvement and Energy Resources
Authority, Water Pollution Control and Drinking Water
Revenue (State Revolving Funds Programs)	5.00	1/1/26	750,000		889,860
Nebraska—.1%
Omaha City, GO (City of Omaha Convention
Center/Arena Project) (Escrowed to Maturity)	6.50	12/1/16	1,000,000		1,166,450
Nevada—1.5%
Clark County, Highway Revenue
(Motor Vehicle Fuel Tax)	5.00	7/1/28	10,000,000		11,119,300
Clark County School District, GO (Insured;
National Public Finance Guarantee Corp.)	5.00	6/15/20	12,930,000		14,802,135
New Hampshire—.1%
New Hampshire Business Finance Authority,
PCR (Central Maine Power Company)	5.38	5/1/14	1,000,000		1,008,350
New Jersey—5.7%
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.13	11/1/16	1,000,000		1,127,340
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured; Assured
Guaranty Municipal Corp.) (Prerefunded)	5.80	11/1/15	5,000,000	[a]	5,465,450
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured; Assured
Guaranty Municipal Corp.) (Prerefunded)	5.80	11/1/15	5,000,000	[a]	5,465,450
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured; Assured
Guaranty Municipal Corp.) (Prerefunded)	5.80	11/1/15	5,000,000	[a]	5,465,450
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured; Assured
Guaranty Municipal Corp.) (Prerefunded)	5.80	11/1/15	2,500,000	[a]	2,732,725

The Funds 25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
New Jersey Economic Development Authority,
Cigarette Tax Revenue (Escrowed to Maturity)	5.38	6/15/15	4,400,000		4,697,748
New Jersey Economic Development Authority,
School Facilities Construction Revenue	2.11	2/1/18	10,000,000	[b]	10,339,900
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	9/1/20	5,555,000		6,564,010
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	3/1/25	13,000,000		14,786,460
New Jersey Economic Development Authority,
School Facilities Construction Revenue (Insured; AMBAC)	5.25	12/15/20	5,000,000		6,001,450
New Jersey Economic Development Authority,
School Facilities Construction Revenue (Insured;
National Public Finance Guarantee Corp.)	5.50	9/1/23	10,000,000		11,995,200
New Jersey Economic Development Authority,
School Facilities Construction Revenue (Prerefunded)	5.00	3/1/15	2,000,000	[a]	2,098,160
New Jersey Economic Development Authority,
School Facilities Construction Revenue (Prerefunded)	5.00	3/1/15	1,000,000	[a]	1,049,080
New Jersey Educational Facilities Authority,
Revenue (University of Medicine and
Dentistry of New Jersey Issue) (Prerefunded)	7.50	6/1/19	3,750,000	[a]	4,944,675
New Jersey Health Care Facilities Financing Authority,
Revenue (Barnabas Health Issue)	5.00	7/1/22	1,830,000		2,060,873
New Jersey Health Care Facilities Financing Authority,
Revenue (Barnabas Health Issue)	5.00	7/1/24	1,000,000		1,093,280
New Jersey Health Care Facilities Financing Authority,
Revenue (Meridian Health System Obligated Group Issue)	5.00	7/1/19	2,000,000		2,324,500
New Jersey Transportation Trust Fund
Authority (Transportation System)	0.00	12/15/29	10,000,000	[c]	4,719,600
New Jersey Transportation Trust Fund
Authority (Transportation System)	5.50	6/15/31	5,000,000		5,609,750
Rutgers, The State University, GO	5.00	5/1/21	2,000,000		2,379,860
New Mexico—.3%
New Mexico Finance Authority,
State Transportation Senior Lien Revenue	5.00	6/15/18	5,000,000		5,888,900
New York—9.4%
Albany Industrial Development Agency, Civic Facility Revenue
(Saint Peter’s Hospital of the City of Albany Project)	5.75	11/15/22	1,000,000		1,115,480
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/15	950,000		1,022,105
Metropolitan Transportation Authority, Dedicated Tax Fund
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	11/15/28	2,880,000		3,130,675
Metropolitan Transportation Authority,
State Service Contract Revenue	5.75	1/1/18	1,500,000		1,774,395

26

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/24	5,000,000		5,624,400
Metropolitan Transportation Authority, Transportation Revenue	6.50	11/15/28	12,000,000		14,315,040
Metropolitan Transportation Authority, Transportation
Revenue (Insured; Assured Guaranty Municipal Corp.)	0.31	11/1/22	9,175,000	[b]	8,876,812
New York City, GO	5.00	8/1/18	5,000,000		5,863,900
New York City, GO	5.00	8/1/20	24,165,000		28,867,509
New York City, GO	5.00	8/1/23	5,000,000		5,923,050
New York City, GO	5.13	12/1/24	5,000,000		5,712,050
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	2/1/23	13,000,000		15,075,970
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	11/1/25	15,000,000		17,366,550
New York Liberty Development Corporation,
Revenue (Goldman Sachs Headquarters Issue)	5.00	10/1/15	1,000,000		1,061,440
New York State Dormitory Authority, Revenue (Consolidated City
University System) (Insured; Assured Guaranty Municipal Corp.)	5.75	7/1/18	200,000		222,578
New York State Dormitory Authority,
State Personal Income Tax Revenue (Education)	5.00	3/15/35	4,190,000		4,343,605
New York State Thruway Authority, General
Revenue Junior Indebtedness Obligations	5.00	5/1/19	8,000,000		9,384,080
New York State Thruway Authority, Second
General Highway and Bridge Trust Fund Bonds	5.00	4/1/16	5,000,000		5,489,600
New York State Thruway Authority, Second
General Highway and Bridge Trust Fund Bonds	5.00	4/1/21	5,000,000		5,706,500
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds
(Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/24	4,500,000		5,061,555
Port Authority of New York and New Jersey
(Consolidated Bonds, 139th Series) (Insured;
National Public Finance Guarantee Corp. )	5.00	10/1/16	5,440,000		5,762,266
Tobacco Settlement Financing Corporation of
New York, Asset-Backed Revenue
(State Contingency Contract Secured)	5.00	6/1/20	5,000,000		5,458,850
Triborough Bridge and Tunnel Authority,
Subordinate Revenue (MTA Bridges and Tunnels)	0.00	11/15/29	10,000,000	[c]	5,149,900
Utility Debt Securitization Authority of
New York, Restructuring Bonds	5.00	12/15/26	2,500,000		2,958,450
North Carolina—3.3%
North Carolina, GO	5.00	5/1/21	1,500,000		1,823,850
North Carolina Eastern Municipal Power Agency,
Power System Revenue	5.00	1/1/17	8,000,000		8,981,760

The Funds 27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
North Carolina (continued)
North Carolina Eastern Municipal Power Agency,
Power System Revenue	5.25	1/1/20	5,000,000	5,646,350
North Carolina Eastern Municipal Power Agency,
Power System Revenue	5.00	1/1/26	18,000,000	19,640,160
North Carolina Eastern Municipal Power Agency,
Power System Revenue (Escrowed to Maturity)	5.00	1/1/17	8,050,000	8,708,571
North Carolina Municipal Power Agency Number 1,
Catawba Electric Revenue	5.00	1/1/24	5,500,000	6,124,525
Wake County, LOR	5.00	1/1/24	5,955,000	7,034,225
Ohio—.7%
Columbus, GO (Various Purpose Limited Tax)	5.00	7/1/21	3,005,000	3,636,020
Hamilton County, Sewer System Improvement Revenue
(The Metropolitan Sewer District of Greater Cincinnati)	5.00	12/1/26	3,500,000	4,082,575
Montgomery County, Revenue (Catholic Health Initiatives)	6.00	10/1/23	3,055,000	3,575,144
Ohio Housing Finance Agency, MFHR (Uptown Towers
Apartments Project) (Collateralized; GNMA)	4.75	10/20/15	370,000	380,493
Toledo-Lucas County Port Authority,
Port Facilities Revenue (Cargill, Inc. Project)	4.50	12/1/15	900,000	942,570
Oregon—1.7%
Oregon, GO	5.00	11/1/18	5,000,000	5,945,850
Oregon, GO	5.00	11/1/19	5,000,000	6,046,650
Oregon, GO	5.00	11/1/20	3,100,000	3,758,006
Oregon, GO (Oregon Department of Transportation Project)	5.00	5/1/17	7,565,000	8,646,795
Tri-County Metropolitan Transportation District,
Payroll Tax and Grant Receipt Revenue	5.00	11/1/18	5,000,000	5,661,500
Pennsylvania—1.7%
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.25	6/15/15	1,620,000	1,724,182
Pennsylvania Turnpike Commission, Turnpike Revenue	5.00	12/1/31	5,110,000	5,537,145
Pennsylvania Turnpike Commission,
Turnpike Subordinate Revenue	5.00	6/1/18	5,000,000	5,712,500
Pennsylvania Turnpike Commission,
Turnpike Subordinate Revenue	5.00	12/1/20	3,675,000	4,256,238
Pennsylvania Turnpike Commission,
Turnpike Subordinate Revenue	5.00	12/1/21	3,740,000	4,321,757
Philadelphia School District, GO (Insured; AMBAC)	5.00	4/1/17	2,165,000	2,266,300
State Public School Building Authority, School Lease
Revenue (The School District of Philadelphia Project)	5.00	4/1/22	1,000,000	1,138,700
State Public School Building Authority, School Lease
Revenue (The School District of Philadelphia Project)	5.00	4/1/24	1,750,000	1,940,698
State Public School Building Authority, School Lease
Revenue (The School District of Philadelphia Project)	5.00	4/1/25	2,750,000	3,004,513

28

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
South Carolina—.3%
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.50	12/1/18	3,000,000		3,617,940
Newberry Investing in Children’s Education,
Installment Purchase Revenue (School District of
Newberry County, South Carolina Project)	5.25	12/1/20	1,000,000		1,065,590
South Dakota—.1%
South Dakota Educational Enhancement Funding
Corporation, Tobacco Settlement Revenue	5.00	6/1/25	1,800,000		1,943,478
South Dakota Educational Enhancement Funding
Corporation, Tobacco Settlement Revenue	5.00	6/1/27	500,000		530,720
Tennessee—.7%
Metropolitan Government of Nashville and
Davidson County, GO Improvement Bonds	5.00	7/1/25	10,000,000		11,743,000
Texas—7.7%
Clifton Higher Education Finance Corporation,
Education Revenue (IDEA Public Schools)	5.00	8/15/23	1,100,000		1,197,845
Dallas and Fort Worth, Joint Revenue
(Dallas/Fort Worth International Airport)	5.00	11/1/26	3,000,000		3,347,520
Dallas and Fort Worth, Joint Revenue
(Dallas/Fort Worth International Airport)	5.00	11/1/27	3,400,000		3,766,996
Forney Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.75	8/15/33	1,000,000		1,139,770
Harris County, Toll Road Senior Lien Revenue	5.00	8/15/23	12,500,000		14,441,375
Harris County, Unlimited Tax Road Bonds	5.00	10/1/21	13,705,000		16,047,047
Harris County Health Facilities Development Corporation,
HR (Memorial Hermann Healthcare System) (Prerefunded)	7.00	12/1/18	5,000,000	[a]	6,387,800
Houston, Public Improvement GO	5.00	3/1/18	5,000,000		5,832,350
Houston, Public Improvement GO
(Insured; AMBAC) (Prerefunded)	5.00	9/1/15	3,895,000	[a]	4,176,725
Houston Community College System, Limited Tax Bonds	5.00	2/15/21	2,250,000		2,697,502
Katy Independent School District, Unlimited Tax Refunding
Bonds (Permanent School Fund Guarantee Program)	0.00	2/15/16	1,505,000	[c]	1,492,283
Lower Colorado River Authority, Junior Lien Revenue (Insured;
Assured Guaranty Municipal Corp.) (Escrowed to Maturity)	5.00	1/1/15	1,135,000		1,181,229
Lower Colorado River Authority, Revenue	5.00	5/15/16	13,950,000		15,353,928
Lower Colorado River Authority, Revenue (Escrowed to Maturity)	5.00	5/15/16	15,000		16,537
Lower Colorado River Authority, Revenue (Escrowed to Maturity)	5.00	5/15/16	35,000		38,586
San Antonio, Electric and Gas Systems Revenue	5.00	2/1/17	5,000,000		5,664,400
San Antonio, Electric and Gas Systems Revenue (Prerefunded)	5.00	2/1/16	10,000,000	[a]	10,898,400
Texas Public Finance Authority, GO	5.00	10/1/23	9,385,000		11,122,727
Texas Public Finance Authority, Unemployment
Compensation Obligation Assessment Revenue	5.00	7/1/17	7,500,000		8,147,625

The Funds 29

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Texas Public Finance Authority, Unemployment
Compensation Obligation Assessment Revenue	5.00	1/1/20	2,050,000		2,086,531
Texas Transportation Commission,
State Highway Fund First Tier Revenue	5.00	4/1/20	15,000,000		17,029,500
Texas Water Development Board, State Revolving
Fund Subordinate Lien Revenue	5.00	7/15/24	3,650,000		4,110,886
Utah—1.7%
Utah, GO	5.00	7/1/20	20,000,000		24,233,000
Utah Associated Municipal Power Systems,
Revenue (Payson Power Project)	5.00	4/1/22	5,675,000		6,551,901
Virginia—2.8%
Virginia, GO	5.00	6/1/23	5,490,000		6,514,599
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/19	7,000,000		8,314,880
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/21	2,235,000		2,683,430
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/23	11,285,000		13,142,398
Virginia Public Building Authority, Public Facilities Revenue	5.00	8/1/18	8,370,000		9,872,499
Virginia Public Building Authority, Public Facilities Revenue	5.00	8/1/19	6,950,000		8,336,873
Washington—2.3%
Energy Northwest, Electric Revenue (Columbia Generating Station)	5.00	7/1/20	10,955,000		13,170,758
FYI Properties, LR (State of Washington
Department of Information Services Project)	5.25	6/1/29	5,625,000		6,126,131
Washington, Federal Highway Grant Anticipation
Revenue (State Road 520 Corridor Program)	5.00	9/1/22	5,000,000		5,916,900
Washington, Federal Highway Grant Anticipation
Revenue (State Road 520 Corridor Program)	5.00	9/1/23	5,000,000		5,892,050
Washington, Motor Vehicle Fuel Tax GO	5.00	8/1/23	3,570,000		4,200,248
Washington Health Care Facilities Authority,
Revenue (Providence Health and Services)	5.00	10/1/21	5,000,000		5,846,150
West Virginia—.2%
Monongalia County Building Commission, HR
(Monongalia General Hospital)	5.25	7/1/20	2,870,000		2,956,875
Wisconsin—1.1%
Wisconsin, GO	5.00	5/1/20	5,800,000		6,678,990
Wisconsin, Transportation Revenue (Insured;
National Public Finance Guarantee Corp.) (Prerefunded)	5.00	7/1/15	11,825,000	[a]	12,592,561
U.S. Related—1.8%
A.B. Won International Airport Authority of Guam,
General Revenue (Insured; Assured Guaranty Municipal Corp.)	5.50	10/1/33	1,000,000		1,078,370

30

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Related (continued)
Puerto Rico Electric Power Authority, Power Revenue	5.25	7/1/18	5,000,000		4,182,200
Puerto Rico Electric Power Authority, Power Revenue	5.25	7/1/23	5,000,000		3,652,350
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	3,940,000		3,828,931
Puerto Rico Public Buildings Authority,
Government Facilities Revenue	5.50	7/1/14	1,000,000		984,880
Puerto Rico Public Buildings Authority,
Government Facilities Revenue	5.50	7/1/15	995,000		948,643
Puerto Rico Public Buildings Authority,
Government Facilities Revenue	5.50	7/1/16	1,995,000		1,831,849
Puerto Rico Public Buildings Authority,
Government Facilities Revenue	5.75	7/1/17	1,940,000		1,728,909
Puerto Rico Public Buildings Authority,
Government Facilities Revenue	5.75	7/1/22	2,500,000		2,058,225
Puerto Rico Public Buildings Authority, Government
Facilities Revenue (Escrowed to Maturity)	5.50	7/1/15	5,000		5,341
Puerto Rico Public Buildings Authority, Government
Facilities Revenue (Escrowed to Maturity)	5.50	7/1/16	5,000		5,572
Puerto Rico Public Buildings Authority, Government
Facilities Revenue (Escrowed to Maturity)	5.75	7/1/17	5,000		5,872
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	11,000,000	[e]	8,237,130
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	2,500,000	[e]	1,356,925
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	6.50	8/1/44	2,500,000		2,149,300
Total Long-Term Municipal Investments
(cost $1,586,662,977)					1,677,252,982

Short-Term Municipal Investments—3.7%
Florida—.3%
Pinellas County Health Facilities Authority,
Health System Revenue (BayCare Health
System Issue) (LOC; U.S. Bancorp)	0.04	3/3/14	1,400,000	[f]	1,400,000
Sarasota County Public Hospital District, HR,
Refunding (Sarasota Memorial Hospital Project)
(LOC: Northern Trust Company)	0.03	3/3/14	4,700,000	[f]	4,700,000
Illinois—.2%
Chicago, GO Notes, Refunding (LOC; Barclays Bank PLC)	0.03	3/3/14	600,000	[f]	600,000
Illinois Finance Authority, Revenue (The University of
Chicago Medical Center) (LOC; Wells Fargo Bank)	0.03	3/3/14	3,070,000	[f]	3,070,000

The Funds 31

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Iowa—.3%
Iowa Finance Authority, Health Facilities Revenue (Great River
Medical Center Project) (LOC; JPMorgan Chase Bank)	0.04	3/3/14	6,000,000	[f]	6,000,000
Kentucky—.1%
Trimble County, Lease Program Revenue (Kentucky
Association of Counties Leasing Trust) (LOC; U.S. Bank NA)	0.03	3/3/14	1,800,000	[f]	1,800,000
Massachusetts—.3%
Massachusetts, GO Notes (Consolidated Loan)	0.48	3/7/14	5,000,000	[f]	5,010,050
Missouri—.6%
Missouri Development Finance Board, Infrastructure
Facilities Revenue (Saint Louis Convention Center
Hotel Garage Project) (LOC; U.S. Bank NA)	0.04	3/3/14	1,100,000	[f]	1,100,000
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (De Smet Jesuit
High School) (LOC; U.S. Bank NA)	0.04	3/3/14	2,700,000	[f]	2,700,000
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (The Washington
University) (SBPA; Wells Fargo Bank)	0.03	3/3/14	2,000,000	[f]	2,000,000
Missouri Health and Educational Facilities Authority,
Health Facilities Revenue (SSM Health Care) (LOC; PNC Bank NA)	0.03	3/3/14	5,800,000	[f]	5,800,000
Ohio—.3%
Cleveland-Cuyahoga County Port Authority, Educational Facility
Revenue (Laurel School Project) (LOC; JPMorgan Chase Bank)	0.04	3/3/14	4,550,000	[f]	4,550,000
Oregon—.6%
Yamhill County Hospital Authority, Revenue, Refunding (Friendsview
Retirement Community—Oregon) (LOC; U.S. Bank NA)	0.04	3/3/14	10,100,000	[f]	10,100,000
Pennsylvania—.1%
Lancaster County Hospital Authority, Health Center Revenue
(Masonic Homes Project) (LOC; JPMorgan Chase Bank)	0.04	3/3/14	1,000,000	[f]	1,000,000
Vermont—.6%
Vermont Educational and Health Buildings Financing Agency,
Revenue (Brattleboro Memorial Hospital Project) (LOC; TD Bank)	0.04	3/3/14	2,500,000	[f]	2,500,000
Vermont Educational and Health Buildings Financing Agency,
Revenue (Landmark College Project) (LOC; TD Bank)	0.04	3/3/14	1,100,000	[f]	1,100,000
Vermont Educational and Health Buildings Financing Agency,
Revenue (North Country Hospital Project) (LOC; TD Bank)	0.04	3/3/14	2,635,000	[f]	2,635,000
Vermont Educational and Health Buildings Financing
Agency, Revenue (Northeastern Vermont
Regional Hospital Project) (LOC; TD Bank)	0.04	3/3/14	1,700,000	[f]	1,700,000

32

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Vermont (continued)
Vermont Educational and Health Buildings Financing
Agency, Revenue (Southwestern Vermont
Medical Center Project) (LOC; TD Bank)	0.04	3/3/14	2,000,000	[f]	2,000,000
Wisconsin—.3%
Wisconsin Health and Educational Facilities Authority,
Revenue (Edgewood College) (LOC; U.S. Bank NA)	0.04	3/3/14	2,500,000	[f]	2,500,000
Wisconsin Health and Educational Facilities Authority,
Revenue (Fort Healthcare, Inc.) (LOC; JPMorgan Chase Bank)	0.04	3/3/14	3,300,000	[f]	3,300,000
Total Short-Term Municipal Investments
(cost $65,555,000)					65,565,050

Total Investments (cost $1,652,217,977)			98.8%		1,742,818,032
Cash and Receivables (Net)			1.2%		20,636,726
Net Assets			100.0%		1,763,454,758

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Variable rate security—interest rate subject to periodic change.
c Security issued with a zero coupon. Income is recognized through the accretion of discount.
[d] Non-income producing—security in default.
e Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
f Variable rate demand note—rate shown is the interest rate in effect at February 28, 2014. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Transportation Services	16.1	Lease	3.9
State/Territory	12.4	City	2.4
Special Tax	10.8	Industrial	1.0
Utility-Electric	10.3	Housing	.8
Education	9.1	Pollution Control	.3
Health Care	7.7	Resource Recovery	.1
Prerefunded	7.7	Other	7.0
Utility-Water and Sewer	5.2
County	4.0		98.8

† Based on net assets.

The Funds 33

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT	Payment in Lieu of Taxes	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

34

STATEMENT OF FINANCIAL FUTURES

February 28, 2014 (Unaudited)

		Market Value		Unrealized
BNY Mellon National		Covered by		Appreciation
Intermediate Municipal Bond Fund	Contracts	Contracts ($)	Expiration	at 2/28/2014	($)
Financial Futures Short
U.S. Treasury 10 Year Notes	340	(42,340,625)	June 2014	71,904

See notes to financial statements.

The Funds 35

STATEMENT OF INVESTMENTS
February 28, 2014 (Unaudited)

BNY Mellon National Short-Term Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—89.8%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—.1%
Alabama 21st Century Authority, Tobacco Settlement Revenue	4.00	6/1/16	1,000,000		1,075,640
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.50	2/15/16	720,000		723,470
Alaska—.9%
Alaska Industrial Development and Export Authority,
Revolving Fund Revenue	5.00	4/1/14	2,370,000		2,380,618
North Slope Borough, GO	2.50	6/30/14	3,400,000		3,427,574
Valdez, Marine Terminal Revenue (BP Pipelines (Alaska) Inc. Project)	5.00	1/1/16	2,525,000		2,736,191
Valdez, Marine Terminal Revenue (BP Pipelines (Alaska) Inc. Project)	5.00	1/1/18	3,000,000		3,428,520
Arizona—2.1%
Arizona Transportation Board, Subordinated Highway Revenue	5.00	7/1/14	1,055,000		1,072,640
Arizona Transportation Board, Subordinated Highway Revenue	5.00	7/1/15	9,380,000		9,988,856
Arizona Transportation Board, Subordinated Highway Revenue	5.00	7/1/16	5,000,000		5,551,050
Arizona Transportation Board, Subordinated Highway
Revenue (Escrowed to Maturity)	5.00	7/1/14	1,110,000		1,128,559
Arizona Transportation Board, Transportation Excise Tax
Revenue (Maricopa County Regional Area Road Fund)	5.00	7/1/16	2,300,000		2,553,483
Glendale, Subordinate Lien Water and Sewer Revenue Obligations
(Insured; National Public Finance Guarantee Corp.)	5.25	7/1/14	2,925,000		2,975,456
University of Arizona Board of Regents, System Revenue	6.20	6/1/16	2,925,000		3,079,820
Yavapai County Industrial Development Authority,
SWDR (Waste Management, Inc. Project)	0.63	3/2/15	1,250,000		1,250,000
California—9.9%
California, GO	0.94	12/3/18	2,000,000	[a]	2,001,800
California, GO (Various Purpose)	4.00	10/1/15	17,050,000		18,098,745
California, GO (Various Purpose)	5.00	9/1/16	10,000,000		11,181,100
California Health Facilities Financing Authority,
Revenue (Cedars-Sinai Medical Center)	5.00	8/15/15	1,000,000		1,068,870
California Health Facilities Financing Authority, Revenue
(Lucile Salter Packard Children’s Hospital at Stanford)	1.45	3/15/17	3,000,000		3,068,910
California Infrastructure and Economic
Development Bank, Revenue (The J. Paul Getty Trust)	0.31	4/1/16	5,000,000	[a]	4,999,250
California Municipal Finance Authority, SWDR
(Waste Management, Inc. Project)	2.00	9/2/14	4,000,000		4,027,000
California Municipal Finance Authority, SWDR
(Waste Management, Inc. Project)	1.13	2/1/17	5,000,000		5,020,050
California Statewide Communities Development
Authority, Revenue (Kaiser Permanente)	5.00	4/1/14	1,000,000		1,004,490
California Statewide Communities Development
Authority, Revenue (Kaiser Permanente)	5.00	5/1/17	3,500,000		3,980,270
California Statewide Communities Development Authority,
Student Housing Revenue (University of California, Irvine East
Campus Apartments, Phase 1 Refunding—CHF—Irvine, L.L.C.)	4.00	5/15/14	900,000		907,308

36

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California Statewide Communities Development Authority,
Student Housing Revenue (University of California, Irvine East
Campus Apartments, Phase 1 Refunding—CHF—Irvine, L.L.C.)	4.00	5/15/15	1,150,000		1,199,921
California Statewide Communities Development Authority,
Student Housing Revenue (University of California, Irvine East
Campus Apartments, Phase 1 Refunding—CHF—Irvine, L.L.C.)	4.00	5/15/16	1,450,000		1,551,804
Chula Vista, IDR (San Diego Gas and Electric Company)	1.65	7/1/18	7,500,000		7,571,850
Contra Costa Transportation Authority,
Sales Tax Revenue (Limited Tax Bonds)	0.48	12/15/15	4,000,000	[a]	4,001,960
Golden Empire Schools Financing Authority, LR
(Kern High School District Projects)	0.33	5/1/14	12,000,000	[a]	12,000,240
Irvine Reassessment District Number 12-1,
Limited Obligation Improvement Bonds	3.00	9/2/16	2,000,000		2,107,480
Los Angeles Department of Water and Power,
Power System Revenue	5.00	1/1/16	10,000,000		10,776,600
Los Angeles Unified School District, GO	4.00	7/1/16	4,000,000		4,352,440
Metropolitan Water District of
Southern California, Water Revenue	3.50	10/1/16	5,900,000		6,317,248
Sacramento County Sanitation Districts Financing Authority,
Revenue (Sacramento Regional County Sanitation District)
(Insured; AMBAC) (Prerefunded)	5.00	12/1/14	1,000,000	[b]	1,037,110
Sacramento Municipal Utility District, Electric Revenue	5.00	8/15/15	3,500,000		3,752,280
Sacramento Municipal Utility District, Electric Revenue	5.00	8/15/16	6,610,000		7,397,714
San Joaquin Hills Transportation Corridor Agency,
Toll Road Revenue (Escrowed to Maturity)	0.00	1/1/16	10,000,000	[c]	9,945,900
South San Francisco Unified School District, GO, BAN (Measure J)	4.00	6/15/18	6,000,000		6,813,900
Colorado—1.8%
City and County of Denver, Airport System Revenue	4.00	11/15/14	1,310,000		1,346,143
City and County of Denver, Airport System Revenue	4.00	11/15/15	1,000,000		1,064,360
City and County of Denver, Airport System Revenue	5.00	11/15/16	1,000,000		1,121,430
Denver Urban Renewal Authority,
Stapleton Senior Tax Increment Revenue	5.00	12/1/16	1,850,000		2,065,747
Denver Urban Renewal Authority,
Stapleton Senior Tax Increment Revenue	5.00	12/1/17	4,005,000		4,591,412
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	1.78	9/1/17	8,000,000	[a]	8,069,200
Regional Transportation District of Colorado, COP
(Lease Purchase Agreement)	5.00	6/1/18	5,000,000		5,767,950
Connecticut—2.1%
Bridgeport, GO	4.00	8/15/18	2,000,000		2,200,600
Connecticut, GO (Economic Recovery)	5.00	1/1/16	8,425,000		9,157,385
Connecticut, Special Tax Obligation Revenue
(Transportation Infrastructure Purposes)	5.00	12/1/16	2,900,000		3,268,822

The Funds 37

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Connecticut (continued)
Connecticut Health and Educational Facilities Authority,
Revenue (Yale University Issue)	1.35	7/21/16	10,000,000		10,241,600
New Haven, GO	4.00	11/1/15	3,000,000		3,161,190
Florida—6.3%
Citizens Property Insurance Corporation, Personal Lines
Account/Commercial Lines Account Senior Secured Revenue	1.28	6/1/15	5,000,000	[a]	5,042,950
Citizens Property Insurance Corporation, Personal Lines
Account/Commercial Lines Account Senior Secured Revenue	5.00	6/1/16	10,000,000		10,991,700
Florida Department of Environmental Protection,
Florida Forever Revenue	5.00	7/1/18	3,960,000		4,628,567
Florida Hurricane Catastrophe Fund
Finance Corporation, Revenue	5.00	7/1/15	10,000,000		10,632,300
Florida State Board of Education,
Lottery Revenue (Insured; AMBAC)	5.25	7/1/14	5,000,000		5,087,850
Florida State Board of Education,
Public Education Capital Outlay Bonds	5.00	6/1/16	10,000,000		11,078,600
Hillsborough County Aviation Authority,
Subordinated Revenue (Tampa International Airport)	4.00	10/1/15	1,500,000		1,588,425
Hillsborough County Aviation Authority,
Subordinated Revenue (Tampa International Airport)	5.00	10/1/16	1,520,000		1,688,386
Jacksonville, Special Revenue	5.00	10/1/16	3,000,000		3,355,020
Jacksonville Electric Authority, Revenue
(Saint Johns River Power Park System)	5.00	10/1/16	5,000,000		5,597,900
Kissimmee Utility Authority, Electric System Revenue	4.00	10/1/14	1,250,000		1,276,937
Miami-Dade County, Double-Barreled Aviation GO	5.00	7/1/14	1,000,000		1,016,610
Orange County School Board, COP
(Master Lease Purchase Agreement)	5.00	8/1/15	1,500,000		1,597,980
Orlando, Waste Water System Revenue (Insured; National
Public Finance Guarantee Corp.) (Escrowed to Maturity)	4.00	10/1/14	3,025,000		3,093,758
Orlando-Orange County Expressway Authority, Junior Lien
Revenue (Insured; National Public Finance Guarantee Corp.)	8.25	7/1/15	8,360,000		9,239,890
Palm Beach County School Board, COP (Master Lease Purchase
Agreement) (Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/17	5,000,000		5,328,150
Putnam County Development Authority, PCR (Seminole
Electric Cooperative, Inc. Project) (Insured; AMBAC)	5.35	5/1/18	2,250,000		2,593,215
Georgia—1.9%
Atlanta, Water and Wastewater Revenue	5.00	11/1/15	5,000,000		5,394,200
Burke County Development Authority, PCR
(Georgia Power Company Plant Vogtle Project)	1.40	4/1/15	5,000,000		5,045,850
Floyd County Development Authority, PCR
(Georgia Power Company Plant Hammond Project)	0.85	11/19/15	5,000,000		5,017,150
Fulton County, Water and Sewerage Revenue	5.00	1/1/16	1,550,000		1,684,741
Monroe County Development Authority, PCR
(Gulf Power Company Plant Scherer Project)	2.00	6/21/18	7,000,000		7,090,510

38

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Georgia (continued)
Municipal Electric Authority of Georgia, Revenue
(Project One Subordinated Bonds)	5.00	1/1/17	1,000,000	1,123,630
Illinois—9.6%
Central Lake County Joint Action
Water Agency, Water Revenue	4.00	5/1/17	5,430,000	5,966,810
Chicago, General Airport Senior Lien Revenue
(Chicago O’Hare International Airport)	5.00	1/1/17	4,000,000	4,489,680
Chicago, General Airport Senior Lien Revenue
(Chicago O’Hare International Airport)	5.00	1/1/17	3,000,000	3,367,260
Chicago, General Airport Senior Lien Revenue
(Chicago O’Hare International Airport)	5.00	1/1/17	1,435,000	1,610,673
Chicago, General Airport Senior Lien Revenue
(Chicago O’Hare International Airport)	5.00	1/1/18	6,000,000	6,844,920
Chicago, Second Lien Revenue (Chicago Midway
Airport) (Insured; AMBAC)	5.00	1/1/17	4,110,000	4,275,263
Chicago Board of Education, Unlimited Tax GO
(Dedicated Revenues) (Insured; AMBAC)	5.25	12/1/15	1,425,000	1,526,731
Chicago Board of Education, Unlimited Tax GO (Dedicated
Revenues) (Insured; National Public Finance Guarantee Corp.)	5.00	12/1/14	2,000,000	2,064,660
Chicago Board of Education, Unlimited Tax GO (Dedicated
Revenues) (Insured; National Public Finance Guarantee Corp.)	5.00	12/1/15	5,000,000	5,173,900
Chicago Board of Education, Unlimited Tax GO (Dedicated
Revenues) (Insured; National Public Finance Guarantee Corp.)	5.00	12/1/16	17,000,000	17,536,690
Chicago Park District, GO Limited Tax Bonds (Insured; AMBAC)	5.00	1/1/16	2,100,000	2,134,587
Chicago Transit Authority, Capital Grant Receipts
Revenue (Federal Transit Administration
Section 5307 Formula Funds) (Insured; AMBAC)	5.00	6/1/14	3,815,000	3,860,398
Cook County, GO	5.00	11/15/15	1,500,000	1,617,735
Cook County, GO	5.00	11/15/16	5,400,000	6,034,338
Cook County, GO (Capital Equipment Bonds)	5.00	11/15/15	1,000,000	1,078,490
Illinois, GO	4.00	7/1/16	3,000,000	3,234,990
Illinois, GO	5.00	7/1/17	3,150,000	3,546,963
Illinois, GO	4.00	7/1/18	5,000,000	5,533,450
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/16	7,500,000	8,118,600
Illinois, GO (Insured; National Public Finance Guarantee Corp.)	5.38	4/1/16	4,465,000	4,909,937
Illinois Department of Employment Security,
Unemployment Insurance Fund Building Receipts Revenue	5.00	6/15/17	2,000,000	2,254,200
Illinois Department of Employment Security,
Unemployment Insurance Fund Building Receipts Revenue	5.00	6/15/18	9,000,000	10,078,290
Illinois Development Finance Authority, Revenue
(Saint Vincent de Paul Center Project)	1.88	3/1/19	3,500,000	3,507,945
Illinois Finance Authority, Clean Water
Initiative Revolving Fund Revenue	5.00	1/1/17	2,175,000	2,450,485

The Funds 39

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Illinois (continued)
Illinois Finance Authority, Clean Water
Initiative Revolving Fund Revenue	5.00	7/1/17	2,000,000		2,289,620
Illinois Toll Highway Authority, Toll Highway Senior Revenue	5.00	12/1/18	2,000,000		2,360,560
Kane, McHenry, Cook and DeKalb Counties Community
Unit School District Number 300, GO (Insured; XLCA)	5.00	12/1/17	3,145,000		3,358,608
Railsplitter Tobacco Settlement Authority,
Tobacco Settlement Revenue	5.00	6/1/15	8,330,000		8,768,158
Indiana—1.5%
Indiana Finance Authority, EIR (Southern Indiana
Gas and Electric Company Project)	1.95	9/14/17	2,500,000		2,551,725
Indiana Finance Authority, Second Lien Water Utility
Revenue (Citizens Energy Group Project)	3.00	10/1/14	2,000,000		2,031,960
Indiana Health Facility Financing Authority,
Revenue (Ascension Health Credit Group)	1.50	8/1/14	2,000,000		2,009,960
Indiana Health Facility Financing Authority,
Revenue (Ascension Health Credit Group)	1.60	2/1/17	2,500,000		2,558,700
Indiana Health Facility Financing Authority, Revenue
(Ascension Health Subordinate Credit Group)	1.70	9/1/14	1,500,000		1,510,395
Indiana Health Facility Financing Authority, Revenue
(Ascension Health Subordinate Credit Group)	5.00	7/28/16	2,000,000		2,209,240
Indiana Transportation Finance Authority,
Highway Revenue (Insured; FGIC) (Prerefunded)	5.25	6/1/14	1,000,000	[b]	1,013,300
Whiting, Environmental Facilities Revenue
(BP Products North America, Inc.)	2.80	6/2/14	6,000,000		6,040,140
Kansas—.6%
Wichita, GO Temporary Notes	0.50	4/15/15	7,500,000		7,512,975
Kentucky—1.3%
Kentucky Property and Buildings Commission,
Revenue (Project Number 99)	5.00	11/1/17	4,200,000		4,838,820
Kentucky Public Transportation Infrastructure Authority,
Subordinate Toll Revenue, BAN (Downtown Crossing Project)	5.00	7/1/17	7,000,000		7,825,860
Louisville/Jefferson County Metro Government, PCR
(Louisville Gas and Electric Company Project)	1.65	4/3/17	4,940,000		5,021,609
Louisiana—1.0%
England District Sub-District Number 1, Revenue
(State of Louisiana—Economic Development Project)	5.00	8/15/17	3,055,000		3,484,625
Louisiana Public Facilities Authority, Revenue (Loyola University
Project) (Insured; National Public Finance Guarantee Corp.)	5.25	10/1/16	8,425,000		9,418,139
Maryland—.5%
Maryland Health and Higher Educational Facilities
Authority, Revenue (The Johns Hopkins Health
System Obligated Group Issue)	1.26	11/15/16	2,245,000	[a]	2,272,367
University System of Maryland, Revolving Loan Program Bonds	1.25	6/1/18	5,000,000		5,036,650

40

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts—1.6%
Massachusetts Development Finance Agency,
Recovery Zone Facility Revenue (Dominion
Energy Brayton Point Issue) (Prerefunded)	2.25	9/1/16	5,000,000	[b]	5,231,100
Massachusetts Development Finance Agency,
Revenue (UMass Memorial Issue)	4.00	7/1/14	4,525,000		4,572,377
Massachusetts Health and Educational Facilities
Authority, Revenue (Amherst College Issue)	1.00	11/1/14	1,830,000		1,841,218
Massachusetts Health and Educational Facilities
Authority, Revenue (Amherst College Issue)	1.70	11/1/16	2,820,000		2,892,925
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/14	1,600,000		1,627,136
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	6.13	10/1/14	1,000,000		1,030,020
Massachusetts Municipal Wholesale Electric Company,
Power Supply Project Revenue (Project Number 6 Issue)	5.00	7/1/16	4,160,000		4,587,523
Michigan—2.5%
Detroit School District, School Building and
Site Improvement Bonds (GO— Unlimited Tax)	5.00	5/1/16	1,490,000		1,604,328
Michigan Finance Authority, Unemployment
Obligation Assessment Revenue	5.00	7/1/17	10,000,000		11,501,900
Michigan Hospital Finance Authority, Project Revenue
(Ascension Health Senior Credit Group)	1.50	3/1/17	12,000,000		12,227,640
Michigan State Building Authority, Revenue (Facilities Program)	5.00	10/15/16	3,500,000		3,903,935
Wayne County Airport Authority, Airport Revenue
(Detroit Metropolitan Wayne County Airport)
(Insured; Assured Guaranty Corp.)	4.75	12/1/18	4,000,000		4,220,920
Minnesota—.8%
Minnesota, GO	5.00	8/1/16	5,200,000		5,792,956
Minnesota, GO (Various Purpose)	5.00	8/1/15	4,000,000		4,277,040
Mississippi—.1%
Mississippi Business Finance Corporation,
SWDR (Waste Management, Inc. Project)	1.38	3/1/17	800,000		800,216
Missouri—.4%
Missouri Environmental Improvement and Energy Resources
Authority, Water Pollution Control and Drinking Water
Revenue (State Revolving Funds Programs)	5.00	1/1/18	1,965,000		2,290,817
Missouri State Environmental Improvement and Energy Resources
Authority, EIR (Kansas City Power and Light Company Project)	2.88	7/2/18	3,400,000		3,513,730
Nebraska—.2%
Lincoln, GO	4.00	12/1/15	2,035,000		2,170,775
Nevada—3.7%
Clark County, Passenger Facility Charge Revenue
(Las Vegas-McCarran International Airport)	5.00	7/1/14	2,500,000		2,539,950

The Funds 41

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Nevada (continued)
Clark County School District, Limited Tax GO	5.00	6/15/16	10,000,000		11,047,800
Clark County School District, Limited Tax GO
(Insured; National Public Finance Guarantee Corp.)	5.00	6/15/15	6,800,000		7,220,648
Clark County School District, Limited Tax GO
(Insured; National Public Finance Guarantee Corp.)	5.25	6/15/15	4,075,000		4,340,282
Las Vegas Convention and Visitors Authority,
Revenue (Insured; AMBAC)	5.00	7/1/16	3,500,000		3,715,705
Las Vegas Valley Water District, GO
(Additionally Secured by Pledged Revenues)	5.00	6/1/17	13,640,000		14,449,398
Las Vegas Valley Water District, GO (Additionally Secured by
Southern Nevada Water Authority Pledged Revenues)	5.00	6/1/14	450,000		455,647
Nevada, Unemployment Compensation Fund Special Revenue	4.00	12/1/15	2,800,000		2,986,312
Nevada, Unemployment Compensation Fund Special Revenue	5.00	12/1/17	2,200,000		2,556,774
New Hampshire—1.4%
New Hampshire, Turnpike System Revenue	4.00	10/1/14	5,315,000		5,436,129
New Hampshire, Turnpike System Revenue	5.00	10/1/15	5,565,000		5,987,884
New Hampshire, Turnpike System Revenue	5.00	2/1/17	6,000,000		6,763,020
New Hampshire Business Finance Authority,
SWDR (Waste Management, Inc. Project)	2.13	6/1/18	1,000,000		994,940
New Jersey—3.8%
Hudson County Improvement Authority, County-Guaranteed
Pooled Notes (Local Unit Loan Program)	1.00	12/10/14	5,000,000		5,027,600
New Jersey, GO	5.00	8/15/15	10,000,000		10,712,800
New Jersey Economic Development Authority,
Cigarette Tax Revenue	5.00	6/15/15	4,385,000		4,623,983
New Jersey Economic Development Authority,
Cigarette Tax Revenue (Escrowed to Maturity)	5.38	6/15/14	2,935,000		2,981,050
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	3/1/17	4,475,000		5,049,053
New Jersey Economic Development Authority,
School Facilities Construction Revenue (Insured; AMBAC)	5.00	9/1/17	5,000,000		5,351,400
New Jersey Educational Facilities Authority,
Revenue (Princeton University)	5.00	7/1/14	2,185,000		2,221,686
New Jersey Sports and Exposition Authority, State Contract Bonds	5.00	9/1/16	1,665,000		1,845,852
New Jersey Transportation Trust Fund
Authority (Transportation System)	5.00	6/15/15	1,800,000		1,911,114
New Jersey Transportation Trust Fund
Authority (Transportation System)	5.00	6/15/16	2,000,000		2,210,440
New Jersey Transportation Trust Fund Authority (Transportation
System) (Insured; Assured Guaranty Municipal Corp.)	5.75	12/15/14	2,820,000		2,945,913
New Jersey Transportation Trust Fund Authority
(Transportation System) (Insured; National Public
Finance Guarantee Corp.) (Prerefunded)	5.25	6/15/15	5,000,000	[b]	5,330,250

42

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Mexico—.4%
New Mexico Educational Assistance Foundation,
Education Loan Revenue	0.94	12/1/20	2,135,000	[a]	2,124,325
New Mexico Finance Authority, Subordinate Lien
Public Project Revolving Fund Revenue (Insured;
National Public Finance Guarantee Corp.)	5.25	6/15/18	2,605,000		2,988,404
New York—11.0%
Binghamton, GO (Public Improvement)	1.13	1/30/15	10,000,000		10,072,500
Long Island Power Authority, Electric System
General Revenue (Escrowed to Maturity)	5.00	5/1/15	5,400,000		5,705,910
Nassau County, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/16	4,595,000		5,064,977
Nassau County Interim Finance Authority,
Sales Tax Secured Revenue	4.00	11/15/15	7,820,000		8,333,774
New York City, GO	5.00	8/1/14	4,000,000		4,083,400
New York City, GO	5.00	8/1/15	1,000,000		1,068,590
New York City, GO	5.25	8/1/16	4,670,000		4,768,724
New York City, GO	5.00	8/1/17	9,545,000		10,968,828
New York City, GO (Insured; Assured Guaranty Municipal Corp)	2.33	8/1/17	5,000,000	[a]	5,267,750
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.00	11/1/14	10,000,000		10,330,700
New York City Transitional Finance Authority, Future Tax Secured
Revenue (Insured; National Public Finance Guarantee Corp.)	5.50	11/1/14	240,000		241,166
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	11/1/16	2,590,000		2,908,000
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	11/1/18	5,000,000		5,913,100
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	11/1/19	4,115,000		4,943,802
New York City Transitional Finance Authority, Future Tax
Secured Subordinate Revenue (Escrowed to Maturity)	5.00	11/1/16	765,000		856,096
New York State Dormitory Authority, Revenue
(Mental Health Services Facilities Improvement)	5.00	8/15/15	995,000		1,063,715
New York State Dormitory Authority, Revenue (Mental Health
Services Facilities Improvement) (Escrowed to Maturity)	5.00	8/15/15	5,000		5,354
New York State Dormitory Authority,
State Personal Income Tax Revenue (General Purpose)	5.00	8/15/15	11,380,000		12,197,312
New York State Dormitory Authority, Third General Resolution
Revenue (State University Educational Facilities Issue)	4.00	5/15/17	4,825,000		5,355,075
New York State Environmental Facilities Corporation,
SWDR (Waste Management, Inc. Project)	2.75	7/1/17	2,000,000		2,045,940
New York State Thruway Authority,
General Revenue Junior Indebtedness Obligations	5.00	5/1/19	10,000,000		11,730,100
New York State Thruway Authority, Second General Highway
and Bridge Trust Fund Bonds (Insured; AMBAC) (Prerefunded)	5.00	4/1/14	1,475,000	[b]	1,481,623

The Funds 43

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
New York State Urban Development Corporation,
Service Contract Revenue	5.00	1/1/15	5,610,000		5,839,505
Port Authority of New York and New Jersey (Consolidated Bonds,
139th Series) (Insured; National Public Finance Guarantee Corp. )	5.00	10/1/16	5,000,000		5,296,200
Rockland County, GO Notes, RAN	1.75	6/27/14	10,000,000		10,001,200
Tobacco Settlement Financing Corporation of New York,
Asset-Backed Revenue (State Contingency Contract Secured)	5.00	6/1/19	1,600,000		1,619,360
Tobacco Settlement Financing Corporation of New York,
Asset-Backed Revenue (State Contingency Contract Secured)	5.00	6/1/19	3,000,000		3,171,360
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	4.00	11/15/16	2,500,000		2,743,575
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	5.00	11/15/16	1,900,000		2,136,360
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	4.00	11/15/17	3,500,000		3,926,475
North Carolina—2.7%
Charlotte, Water and Sewer System Revenue	3.00	12/1/14	1,250,000		1,277,087
North Carolina Medical Care Commission, Health Care Facilities
Revenue (Wake Forest Baptist Obligated Group)	0.77	12/1/17	2,400,000	[a]	2,391,864
University of North Carolina Board of Governers, General Revenue
(The University of North Carolina at Chapel Hill)	0.56	12/1/15	11,000,000	[a]	11,014,630
University of North Carolina Board of Governers, General Revenue
(The University of North Carolina at Chapel Hill)	0.86	12/1/17	10,100,000	[a]	10,135,754
Wake County, GO	4.00	2/1/15	10,560,000		10,938,998
Ohio—2.9%
Cleveland, GO (Various Purpose) (Insured; AMBAC)	5.25	10/1/14	5,050,000		5,196,399
Cleveland, Water Revenue	5.00	1/1/16	3,000,000		3,261,360
Ohio, Common Schools GO Bonds	5.00	9/15/16	5,780,000		6,469,092
Ohio, GO Highway Capital Improvements Bonds
(Full Faith and Credit/Highway User Receipts)
(Buckeye Savers Bond Program)	5.00	5/1/16	4,650,000		5,125,044
Ohio Building Authority, State Facilities Revenue
(Administrative Building Fund Projects) (Insured;
National Public Finance Guarantee Corp.)	5.00	10/1/16	3,585,000		4,009,715
Ohio Water Development Authority,
Drinking Water Assistance Fund Revenue	5.00	12/1/17	1,925,000		2,239,526
Ohio Water Development Authority, Solid Waste
Revenue (Waste Management, Inc. Project)	2.25	11/2/15	6,000,000		6,139,620
Ohio Water Development Authority,
SWDR (Waste Management Project)	2.25	7/1/16	1,000,000		1,024,170
Ohio Water Development Authority,
Water Pollution Control Loan Fund Notes	0.43	7/15/15	5,000,000	[a]	4,999,900
Oklahoma—.2%
Oklahoma Capitol Improvement Authority,
State Highway Capital Improvement Revenue	4.00	10/1/16	2,960,000		3,240,075

44

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Oregon—.3%
Oregon Department of Transportation,
Highway User Tax Revenue (Prerefunded)	5.25	11/15/14	4,375,000	[b]	4,535,344
Pennsylvania—3.6%
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.00	5/15/14	2,875,000		2,904,986
Chester County Industrial Development Authority,
Student Housing Revenue, BAN (University Student
Housing, LLC Project at West Chester University of Pennsylvania)	1.60	2/1/15	2,600,000		2,606,214
Jim Thorpe Area School District, GO
(Insured; National Public Finance Guarantee Corp.)	5.30	3/15/16	1,000,000		1,026,580
Monroeville Finance Authority, Revenue
(University of Pittsburgh Medical Center)	4.00	2/15/16	1,000,000		1,064,760
Pennsylvania, GO	5.00	9/1/16	5,000,000		5,120,250
Pennsylvania, GO	5.00	10/15/17	6,450,000		7,470,519
Pennsylvania Economic Development Financing Authority,
SWDR (Waste Management, Inc. Project)	1.75	12/1/15	2,000,000		2,031,340
Pennsylvania Economic Development Financing Authority,
Unemployment Compensation Revenue	5.00	7/1/16	10,000,000		11,117,000
Philadelphia, Airport Revenue	5.00	6/15/15	1,000,000		1,057,270
Philadelphia, Water and Wastewater Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/17	3,690,000		4,233,906
State Public School Building Authority, College Revenue
(Northampton County Area Community College Project)	4.00	3/1/14	2,165,000		2,165,650
State Public School Building Authority, School
Revenue (Chester Upland School District Project)
(Insured; Assured Guaranty Municipal Corp.)	4.00	9/15/14	1,810,000		1,845,005
Woodland Hills School District, GO	5.00	9/1/17	5,010,000		5,673,424
South Carolina—.4%
Piedmont Municipal Power Agency, Electric Revenue	5.00	1/1/15	2,000,000		2,078,860
Piedmont Municipal Power Agency, Electric Revenue	5.00	1/1/17	1,060,000		1,184,985
South Carolina Jobs-Economic Development Authority, EDR
(Waste Management of South Carolina, Inc. Project)	2.88	2/1/15	2,100,000		2,139,081
Tennessee—1.9%
Memphis-Shelby County Airport Authority, Airport Revenue	5.00	7/1/16	4,105,000		4,478,555
Memphis-Shelby County Airport Authority, Airport Revenue	5.00	7/1/17	4,905,000		5,470,056
Memphis-Shelby County Airport Authority, Airport Revenue	5.38	7/1/18	3,175,000		3,630,486
Metropolitan Government of Nashville and
Davidson County, GO Improvement Bonds	5.00	7/1/16	5,750,000		6,386,583
Metropolitan Government of Nashville and Davidson
County, Subordinate Lien Water and Sewer Revenue	5.00	7/1/16	1,250,000		1,382,488
Tennessee, GO	5.00	8/1/16	3,100,000		3,455,074
Texas—6.5%
Frisco Independent School District, Unlimited Tax School Building
Bonds (Permanent School Fund Guarantee Program)	5.00	8/15/15	1,000,000		1,071,390

The Funds 45

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Grand Parkway Transportation Corporation,
Grand Parkway System Subordinate Tier Toll Revenue, BAN	3.00	12/15/16	10,000,000		10,679,400
Harris County, Toll Road Senior Lien Revenue (Insured;
National Public Finance Guarantee Corp.) (Prerefunded)	5.00	8/15/14	1,500,000	[b]	1,534,020
Houston, Combined Utility System First Lien Revenue	5.00	11/15/16	3,750,000		4,222,200
Houston Convention and Entertainment Facilities
Department, Hotel Occupancy Tax and Special Revenue	4.88	9/1/17	5,000,000		5,487,200
Houston Independent School District, Limited Tax Schoolhouse
Bonds (Permament School Fund Guarantee Program)	1.50	6/1/15	10,000,000		10,143,000
Houston Independent School District, Limited Tax Schoolhouse
Bonds (Permament School Fund Guarantee Program)	2.00	6/1/16	6,000,000		6,191,280
Katy Independent School District, Unlimited Tax Bonds
(Permament School Fund Guarantee Program)	1.60	8/15/17	2,000,000		2,001,220
Katy Independent School District, Unlimited Tax Bonds
(Permament School Fund Guarantee Program)	5.00	8/15/17	4,000,000		4,565,480
Lower Colorado River Authority, Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.88	5/15/15	1,070,000		1,075,318
North Central Texas Health Facilities Development
Corporation, HR (Children’s Medical Center of Dallas Project)	5.00	8/15/17	1,000,000		1,139,900
Northside Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	1.35	6/1/18	10,500,000		10,559,325
Plano, GO	5.25	9/1/14	1,225,000		1,256,911
Richardson Independent School District, Unlimited Tax
Bonds (Permanent School Fund Guarantee Program)	4.00	2/15/15	1,000,000		1,037,440
Sam Rayburn Municipal Power Agency,
Power Supply System Revenue	5.00	10/1/16	2,320,000		2,562,138
San Antonio, Electric and Gas Systems Junior Lien Revenue	2.00	12/1/16	3,000,000		3,116,940
Tarrant Regional Water District, A Water Control
and Improvement District, Water Revenue	5.00	3/1/15	1,650,000		1,730,982
Tarrant Regional Water District, A Water Control
and Improvement District, Water Revenue	5.00	3/1/16	1,500,000		1,643,130
Texas Municipal Power Agency, Revenue
(Insured; National Public Finance Guarantee Corp.)	0.00	9/1/14	5,000,000	[c]	4,993,500
Texas Public Finance Authority, GO	5.00	10/1/14	2,000,000		2,058,020
Texas Public Finance Authority, Unemployment
Compensation Obligation Assessment Revenue	5.00	7/1/15	6,000,000		6,394,500
Trinity River Authority, Regional Wastewater System Revenue	5.00	8/1/15	3,280,000		3,506,189
Utah—.1%
Timpanogos Special Service District, Sewer Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/14	1,775,000		1,796,833
Virginia—2.9%
Roanoke Economic Development Authority, HR
(Carilion Clinic Obligated Group)	5.00	7/1/15	2,000,000		2,126,740

46

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Virginia (continued)
Tobacco Settlement Financing Corporation of Virginia,
Tobacco Settlement Asset-Backed Bonds (Prerefunded)	5.63	6/1/15	12,500,000	[b]	13,348,750
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/18	10,000,000		11,646,800
Virginia College Building Authority, Educational Facilities
Revenue (Public Higher Education Financing Program)	5.00	9/1/16	5,000,000		5,587,850
Virginia Commonwealth Transportation Board,
Federal Transportation Grant Anticipation Revenue Notes	5.00	9/15/16	1,000,000		1,118,950
Virginia Public Building Authority, Public Facilities Revenue	5.00	8/1/15	5,000,000		5,344,800
Washington—.4%
Energy Northwest, Electric Revenue (Project 1)	5.25	7/1/16	2,500,000		2,790,725
Energy Northwest, Electric Revenue (Project 3)	5.00	7/1/16	2,255,000		2,504,087
Wisconsin—.9%
Madison, GO Promissory Notes	1.00	10/1/15	4,955,000		5,019,514
Wisconsin, GO (Insured; National Public Finance Guarantee Corp.)	5.00	5/1/16	5,000,000		5,514,250
Wisconsin Health and Educational Facilities Authority,
Revenue (Ascension Health Alliance Senior Credit Group)	4.00	3/1/18	1,500,000		1,668,840
U.S. Related—1.5%
A.B. Won International Airport Authority of Guam, General Revenue	3.00	10/1/14	2,000,000		2,014,460
A.B. Won International Airport Authority of Guam, General Revenue	5.00	10/1/16	2,500,000		2,648,400
Puerto Rico Commonwealth, Public Improvement GO	5.50	7/1/17	1,795,000		1,612,090
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/14	5,520,000		5,336,626
Puerto Rico Highways and Transportation Authority,
Transportation Revenue	5.00	7/1/17	5,385,000		4,536,486
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; FGIC)	5.25	7/1/14	465,000		459,029
University of Puerto Rico, University System Revenue	5.00	6/1/14	2,930,000		2,889,507
Total Long-Term Municipal Investments
(cost $1,189,825,179)					1,202,637,937

Short-Term Municipal Investments—9.2%
California—.1%
California Pollution Control Financing Authority,
SWDR (Waste Management, Inc. Project)	0.85	5/1/14	1,700,000		1,699,643
Connecticut—.7%
Connecticut, GO Notes, Refunding (Economic Recovery Notes)	0.38	3/3/14	10,000,000	[d]	10,000,000
Florida—.6%
Sarasota County Public Hospital District, HR, Refunding (Sarasota
Memorial Hospital Project) (LOC: Northern Trust Company)	0.03	3/3/14	8,000,000	[d]	8,000,000
Indiana—.3%
Indianapolis, Thermal Energy System First Lien Revenue	0.73	8/1/14	4,000,000		4,002,520

The Funds 47

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Kentucky—.1%
Louisville/Jefferson County Metro Government,
Health System Revenue (Norton Healthcare, Inc.)
(LOC; JPMorgan Chase Bank)	0.03	3/3/14	900,000	[d]	900,000
Louisiana—.4%
Louisiana Public Facilities Authority, Revenue
(Dynamic Fuels, LLC Project) (LOC; JPMorgan Chase Bank)	0.04	3/3/14	4,700,000	[d]	4,700,000
Massachusetts—.4%
Massachusetts, GO Notes, Refunding	0.32	3/7/14	6,000,000	[d]	6,003,420
Michigan—.3%
Michigan Finance Authority, State Aid Revenue Notes
(School District of the City of Detroit)	4.38	8/20/14	3,500,000		3,549,245
Missouri—1.7%
Missouri Development Finance Board, Cultural
Facilities Revenue (The Nelson Gallery Foundation)
Liquidity Facility; Northern Trust Company)	0.03	3/3/14	1,600,000	[d]	1,600,000
Missouri Health and Educational Facilities Authority, Educational
Facilities Revenue (Drury College) (LOC; PNC Bank NA)	0.03	3/3/14	5,800,000	[d]	5,800,000
Missouri Health and Educational Facilities Authority, Educational
Facilities Revenue (Saint Louis University) (LOC; Wells Fargo Bank)	0.03	3/3/14	5,000,000	[d]	5,000,000
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (The Washington
University) (Liquidity Facility; JPMorgan Chase Bank)	0.03	3/3/14	3,600,000	[d]	3,600,000
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (The Washington
University) (SBPA; Wells Fargo Bank)	0.03	3/3/14	4,700,000	[d]	4,700,000
Missouri Health and Educational Facilities Authority, Health
Facilities Revenue (SSM Health Care) (LOC; PNC Bank NA)	0.03	3/3/14	2,200,000	[d]	2,200,000
New York—3.3%
Nassau County, GO Notes, TAN	2.00	9/15/14	11,000,000		11,103,510
New York City, GO Notes (LOC; Fortis Bank)	0.04	3/3/14	5,000,000	[d]	5,000,000
New York City Municipal Water Finance Authority, Water and
Sewer System Second General Resolution Revenue (Liquidity
Facility; California State Teachers Retirement System)	0.04	3/3/14	7,500,000	[d]	7,500,000
Suffolk County, GO Notes, TAN	1.50	8/14/14	20,000,000		20,075,200
North Carolina—.2%
Charlotte-Mecklenburg Hospital Authority, Health Care
Revenue (Carolinas HealthCare System) (LOC; Wells Fargo Bank)	0.03	3/3/14	3,100,000	[d]	3,100,000

48

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania—.4%
Beaver County Industrial Development Authority, PCR, Refunding
(Pennsylvania Electric Company Project) (LOC; UBS Finance LLC)	0.03	3/3/14	5,200,000 [d]	5,200,000
Virginia—.1%
King George County Economic Development Authority,
SWDR (King George Landfill, Inc. Project)	0.85	5/1/14	1,500,000	1,499,655
Wyoming—.6%
Lincoln County, PCR (ExxonMobil Corporation)	0.04	3/3/14	7,500,000 [d]	7,500,000
Total Short-Term Municipal Investments
(cost $122,654,837)				122,733,193
Total Investments (cost $1,312,480,016)			99.0%	1,325,371,130
Cash and Receivables (Net)			1.0%	13,096,086
Net Assets			100.0%	1,338,467,216

a Variable rate security—interest rate subject to periodic change.
b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
c Security issued with a zero coupon. Income is recognized through the accretion of discount.
[d] Variable rate demand note—rate shown is the interest rate in effect at February 28, 2014. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Transportation Services	13.9	Prerefunded	3.8
Education	13.0	Industrial	2.8
Special Tax	10.7	Resource Recovery	1.8
State/Territory	8.7	Lease	.8
City	8.4	Pollution Control	.7
Utility-Electric	6.3	Housing	.2
Health Care	6.2	Other	11.4
County	5.3
Utility-Water and Sewer	5.0		99.0

†	Based on net assets.

The Funds 49

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT	Payment in Lieu of Taxes	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

50

STATEMENT OF INVESTMENTS
February 28, 2014 (Unaudited)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—96.4%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—1.8%
Jefferson County, Limited Obligation School Warrants	5.25	1/1/15	2,500,000		2,515,600
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.50	1/1/21	3,500,000		3,503,570
Arizona—.4%
University Medical Center Corporation, HR	5.25	7/1/15	1,160,000		1,177,238
California—1.5%
Agua Caliente Band, Cahuilla Indians Revenue	6.00	7/1/18	1,500,000	[a]	1,463,595
Alameda Corridor Transportation Authority,
Subordinate Lien Revenue (Insured; AMBAC)	5.25	10/1/21	2,000,000		2,199,700
California, GO (Various Purpose)	6.50	4/1/33	1,000,000		1,223,030
Colorado—1.7%
Northwest Parkway Public Highway Authority,
Revenue (Insured; AMBAC) (Prerefunded)	5.70	6/15/16	5,000,000	[b]	5,606,600
Florida—1.5%
Lake County School Board, COP
(Master Lease Purchase Agreement)	5.00	6/1/27	1,620,000		1,754,022
Miami-Dade County School Board, COP (Master Lease Purchase
Agreement) (Insured; National Public Finance Guarantee Corp.)	5.00	5/1/25	3,000,000		3,303,450
Illinois—1.0%
Illinois, GO	5.25	2/1/29	2,000,000		2,156,320
Illinois, GO (Insured; National Public Finance Guarantee Corp.)	5.50	8/1/17	1,000,000		1,144,870
Massachusetts—.1%
Massachusetts Housing Finance Agency, Housing Revenue	5.13	12/1/34	350,000		350,266
Michigan—.7%
Detroit City School District, School Buildings and
Site Improvement Bonds (Insured; FGIC)	5.25	5/1/17	2,000,000		2,216,460
New Jersey—.7%
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	3/1/27	2,000,000		2,206,260
New York—1.6%
New York City Municipal Water Finance Authority, Water and
Sewer System Second General Resolution Revenue	5.00	6/15/40	1,750,000		1,845,935
Tobacco Settlement Financing Corporation of New York,
Asset-Backed Revenue (State Contingency Contract Secured)	5.00	6/1/22	1,000,000		1,117,330
Triborough Bridge and Tunnel Authority,
Subordinate Revenue (MTA Bridges and Tunnels)	5.00	11/15/28	2,000,000		2,230,260
Ohio—1.0%
Ohio, HR (Cleveland Clinic Health System Obligated Group)	5.00	1/1/25	3,000,000		3,373,440

The Funds 51

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania—78.5%
Allegheny County Airport Authority, Airport Revenue (Pittsburgh
International Airport) (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/17	1,000,000		1,119,110
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.00	10/15/22	1,250,000		1,443,125
Allegheny County Port Authority, Special Transportation Revenue	5.25	3/1/24	5,000,000		5,647,950
Allegheny County Sanitary Authority, Sewer Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	12/1/18	2,560,000		2,757,274
Allegheny County Sanitary Authority, Sewer Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	12/1/21	4,815,000		5,163,173
Allentown School District, GO	5.00	2/15/22	5,875,000		6,628,939
Beaver County Hospital Authority, Revenue
(Heritage Valley Health System, Inc.)	5.00	5/15/19	1,205,000		1,393,872
Beaver County Hospital Authority, Revenue
(Heritage Valley Health System, Inc.)	5.00	5/15/23	1,370,000		1,537,715
Beaver County Hospital Authority, Revenue
(Heritage Valley Health System, Inc.)	5.00	5/15/25	1,250,000		1,367,525
Berks County Municipal Authority, Revenue
(The Reading Hospital and Medical Center Project)	5.00	11/1/19	2,000,000		2,350,140
Bucks County, GO	4.00	12/1/19	1,000,000		1,153,490
Bucks County, GO	5.00	6/1/23	1,955,000		2,310,556
Central Bucks School District, GO (Prerefunded)	5.00	5/15/18	5,000,000	[b]	5,872,050
Central Dauphin School District, GO (Insured;
National Public Finance Guarantee Corp.) (Prerefunded)	6.75	2/1/16	5,000,000	[b]	5,614,900
Central Dauphin School District, GO (Insured; National
Public Finance Guarantee Corp.) (Prerefunded)	7.00	2/1/16	1,630,000	[b]	1,838,265
Chester County, GO	5.00	7/15/25	3,060,000		3,444,673
Chester County, GO (Prerefunded)	5.00	8/15/15	4,545,000	[b]	4,864,423
Chester County, GO (Prerefunded)	5.00	7/15/19	1,940,000	[b]	2,324,489
Delaware County Authority, University Revenue
(Villanova University) (Insured; AMBAC)	5.00	8/1/20	2,095,000		2,302,384
Downingtown Area School District, GO	5.00	11/1/18	2,010,000		2,387,196
Easton Area School District, GO
(Insured; Assured Guaranty Municipal Corp.)	7.50	4/1/18	1,000,000		1,144,800
Easton Area School District, GO
(Insured; Assured Guaranty Municipal Corp.)	7.50	4/1/21	3,000,000		3,434,400
Easton Area School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.50	4/1/23	2,260,000		2,615,475
Easton Area School District, GO (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	7.50	4/1/16	3,000,000	[b]	3,450,390
Erie County, GO (Insured; National Public Finance Guarantee Corp.)	5.50	9/1/22	1,640,000		2,014,248
Lancaster County Solid Waste Management
Authority, Solid Waste Disposal System Revenue	5.00	12/15/19	1,000,000		1,169,820

52

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Lower Merion School District, GO	5.00	5/15/18	4,735,000	5,569,449
Lower Merion School District, GO	5.00	9/1/22	2,980,000	3,395,114
Montgomery County, GO	5.00	12/15/17	2,025,000	2,354,407
Montgomery County, GO	5.00	12/15/24	2,890,000	3,274,197
Montgomery County Industrial Development Authority, FHA Insured
Mortgage Revenue (New Regional Medical Center Project)	5.50	8/1/25	1,000,000	1,126,000
Pennsylvania, GO	5.00	7/1/20	10,000,000	12,022,600
Pennsylvania, GO	5.00	4/1/28	3,000,000	3,444,030
Pennsylvania Economic Development Financing Authority,
Exempt Facilities Revenue (Amtrak Project)	5.00	11/1/26	1,000,000	1,080,750
Pennsylvania Economic Development Financing Authority,
Exempt Facilities Revenue (Amtrak Project)	5.00	11/1/27	1,535,000	1,650,171
Pennsylvania Economic Development Financing Authority,
Governmental LR (Forum Place Project)	5.00	3/1/25	1,000,000	1,109,900
Pennsylvania Economic Development Financing Authority,
Unemployment Compensation Revenue	5.00	7/1/20	5,000,000	5,926,050
Pennsylvania Economic Development Financing Authority,
Unemployment Compensation Revenue	5.00	1/1/22	5,000,000	5,654,500
Pennsylvania Higher Educational Facilities Authority,
Revenue (Saint Joseph’s University)	5.00	11/1/25	2,010,000	2,194,216
Pennsylvania Higher Educational Facilities Authority,
Revenue (State System of Higher Education)	5.25	6/15/24	5,000,000	5,902,650
Pennsylvania Higher Educational Facilities Authority,
Revenue (State System of Higher Education)	5.00	6/15/26	2,000,000	2,238,140
Pennsylvania Higher Educational Facilities Authority,
Revenue (State System of Higher Education)	5.00	6/15/30	1,875,000	2,057,812
Pennsylvania Higher Educational Facilities Authority,
Revenue (Temple University)	5.00	4/1/26	1,000,000	1,121,170
Pennsylvania Higher Educational Facilities Authority,
Revenue (The Trustees of the University of Pennsylvania)	5.00	9/1/19	10,140,000	12,232,490
Pennsylvania Higher Educational Facilities Authority,
Revenue (Thomas Jefferson University) (Insured; AMBAC)	5.25	9/1/17	1,700,000	1,933,393
Pennsylvania Higher Educational Facilities Authority,
Revenue (Thomas Jefferson University) (Insured; AMBAC)	5.25	9/1/18	1,485,000	1,722,719
Pennsylvania Industrial Development Authority, EDR	5.00	7/1/19	3,000,000	3,514,290
Pennsylvania Industrial Development Authority, EDR	5.00	7/1/21	3,450,000	4,039,122
Pennsylvania Intergovernmental Cooperation Authority,
Special Tax Revenue (City of Philadelphia Funding Program)	5.00	6/15/21	2,000,000	2,344,340
Pennsylvania Intergovernmental Cooperation Authority,
Special Tax Revenue (City of Philadelphia Funding Program)	5.00	6/15/22	3,395,000	3,917,219
Pennsylvania State University, GO	5.00	3/1/27	1,195,000	1,382,866
Pennsylvania State University, GO	5.00	3/1/28	2,980,000	3,440,321

The Funds 53

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Pennsylvania Turnpike Commission, Registration Fee
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	7/15/25	2,500,000		2,953,275
Pennsylvania Turnpike Commission, Turnpike Revenue	1.18	12/1/19	2,000,000	[c]	2,039,220
Pennsylvania Turnpike Commission,
Turnpike Revenue (Insured; AMBAC)	5.00	12/1/29	5,000,000		5,140,750
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	12/1/19	2,195,000		2,554,826
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	6/1/26	5,000,000		5,521,150
Pennsylvania Turnpike Commission, Turnpike Subordinate
Revenue (Insured; Assured Guaranty Corp.)	6.00	6/1/28	1,500,000		1,716,795
Philadelphia, Airport Revenue	5.00	6/15/20	1,750,000		2,010,032
Philadelphia, Airport Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	6/15/18	1,370,000		1,578,802
Philadelphia, Water and Wastewater Revenue	5.00	11/1/18	1,100,000		1,294,634
Philadelphia, Water and Wastewater Revenue	5.00	11/1/26	2,000,000		2,246,000
Philadelphia, Water and Wastewater Revenue	5.00	11/1/27	2,840,000		3,163,334
Philadelphia School District, GO	5.00	9/1/20	1,805,000		2,081,670
Philadelphia School District, GO (Insured; AMBAC)	5.00	4/1/17	5,000,000		5,233,950
Pittsburgh, GO	5.00	9/1/25	2,000,000		2,262,300
Pittsburgh, GO	5.00	9/1/26	5,000,000		5,608,300
Pittsburgh School District, GO (Insured;
Assured Guaranty Municipal Corp.)	5.50	9/1/16	4,000,000		4,485,920
Pittsburgh School District, GO (Insured;
Assured Guaranty Municipal Corp.)	5.50	9/1/18	1,000,000		1,189,330
Pittsburgh Water and Sewer Authority, Water and Sewer System
First Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/25	2,580,000		2,952,423
Pocono Mountain School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/22	5,270,000		5,761,164
Saint Mary Hospital Authority, Health System
Revenue (Catholic Health East Issue)	5.00	11/15/17	2,085,000		2,385,011
Saint Mary Hospital Authority, Health System
Revenue (Catholic Health East Issue)	5.00	11/15/21	1,000,000		1,028,900
Saint Mary Hospital Authority, Health System
Revenue (Catholic Health East Issue)	5.00	11/15/22	1,500,000		1,709,445
Saint Mary Hospital Authority, Health System
Revenue (Catholic Health East Issue)	5.25	11/15/23	2,000,000		2,295,900
Southeastern Pennsylvania Transportation Authority,
Capital Grant Receipts Bonds (Federal Transit Administration
Section 5309 Fixed Guideway Modernization Formula Funds)	5.00	6/1/23	2,000,000		2,229,400
Southeastern Pennsylvania Transportation Authority, Revenue	5.00	3/1/26	3,000,000		3,307,440
State Public School Building Authority, School Lease
Revenue (The School District of Philadelphia Project)	5.00	4/1/21	1,000,000		1,140,630
State Public School Building Authority, School Revenue
(Chester Upland School District Project)
(Insured; Assured Guaranty Municipal Corp.)	5.25	9/15/24	5,780,000		6,542,844

54

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Susquehanna Area Regional Airport Authority,
Airport System Revenue	5.00	1/1/22	1,000,000		1,054,980
Susquehanna Area Regional Airport Authority,
Airport System Revenue	5.00	1/1/23	1,500,000		1,567,485
Susquehanna Area Regional Airport Authority,
Airport System Revenue	5.00	1/1/27	2,500,000		2,575,475
University of Pittsburgh—of the Commonwealth System of
Higher Education, University Capital Project Bonds	5.50	9/15/21	2,500,000		2,962,925
University of Pittsburgh—of the Commonwealth System of
Higher Education, University Capital Project Bonds	5.00	9/15/28	1,580,000		1,789,824
West Mifflin Area School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.50	4/1/24	1,060,000		1,217,389
Westmoreland County, GO (Insured;
National Public Finance Guarantee Corp.)	0.00	12/1/15	1,500,000	[d]	1,472,235
U.S. Related—5.9%
Guam, Business Privilege Tax Revenue	5.00	1/1/24	1,500,000		1,667,730
Guam, LOR (Section 30)	5.63	12/1/29	1,000,000		1,061,380
Puerto Rico Commonwealth,
Public Improvement GO (Insured; AMBAC)	5.50	7/1/19	3,000,000		2,785,590
Puerto Rico Electric Power Authority, Power Revenue	5.38	7/1/24	2,000,000		1,471,340
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	7/1/14	5,000,000		4,994,900
Puerto Rico Government
Development Bank, Senior Notes	5.00	12/1/15	1,870,000		1,731,115
Puerto Rico Infrastructure Financing Authority,
Revenue (Ports Authority Project)	6.00	12/15/26	2,500,000		1,789,275
Puerto Rico Infrastructure Financing
Authority, Special Tax Revenue	5.00	7/1/21	5,000,000		3,619,900
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	1,000,000	[e]	748,830
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	500,000	[e]	271,385
Total Long-Term Municipal Investments
(cost $310,004,412)					322,601,447

Short-Term Municipal Investments—2.6%
Colorado—.0%
Colorado Educational and Cultural Facilities Authority,
Revenue (National Jewish Federation Bond
Program) (LOC; JPMorgan Chase Bank)	0.03	3/3/14	100,000	[f]	100,000
Kentucky—.3%
Trimble County, Lease Program Revenue
(Kentucky Association of Counties
Leasing Trust) (LOC; U.S. Bank NA)	0.03	3/3/14	900,000	[f]	900,000

The Funds 55

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts—.6%
Massachusetts, GO Notes (Consolidated Loan)
(Liquidity Facility; Wells Fargo Bank)	0.03	3/3/14	2,000,000	[f]	2,000,000
Mississippi—.2%
Mississippi Business Finance Corporation, Gulf Opportunity
Zone IDR (Chevron U.S.A. Inc. Project)	0.03	3/3/14	700,000	[f]	700,000
Missouri—1.1%
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (The Washington
University) (SBPA; JPMorgan Chase Bank)	0.03	3/3/14	3,700,000	[f]	3,700,000
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (The Washington
University) (SBPA; Wells Fargo Bank)	0.03	3/3/14	100,000	[f]	100,000
Pennsylvania—.4%
Pennsylvania Higher Educational Facilities Authority,
Revenue (Drexel University) (LOC; TD Bank)	0.04	3/3/14	1,255,000	[f]	1,255,000
Total Short-Term Municipal Investments
(cost $8,755,000)					8,755,000

Total Investments (cost $318,759,412)			99.0%		331,356,447
Cash and Receivables (Net)			1.0%		3,304,075
Net Assets			100.0%		334,660,522

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2014, this security was valued at $1,463,595 or 0.4% of net assets.
b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
c Variable rate security—interest rate subject to periodic change.
[d] Security issued with a zero coupon. Income is recognized through the accretion of discount.
e Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
f Variable rate demand note—rate shown is the interest rate in effect at February 28, 2014. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Education	17.7	Industrial	2.5
City	16.0	Lease	2.1
Transportation Services	13.9	County	1.9
Prerefunded	8.8	Utility-Electric	1.9
State/Territory	6.5	Resource Recovery	.4
Health Care	6.4	Housing	.1
Special Tax	6.3	Other	8.7
Utility-Water and Sewer	5.8		99.0

†	Based on net assets.

56

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT	Payment in Lieu of Taxes	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

The Funds 57

STATEMENT OF FINANCIAL FUTURES
February 28, 2014 (Unaudited)

		Market Value		Unrealized
BNY Mellon Pennsylvania		Covered by		Appreciation
Intermediate Municipal Bond Fund	Contracts	Contracts ($)	Expiration	at 2/28/2014	($)
Financial Futures Short
U.S. Treasury 10 Year Notes	90	(11,207,813)	June 2014	19,033

See notes to financial statements.

58

STATEMENT OF INVESTMENTS
February 28, 2014 (Unaudited)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—93.3%	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts—86.1%
Barnstable, GO	4.00	9/15/21	580,000		666,693
Boston, GO	4.00	4/1/18	3,000,000		3,394,140
Boston, GO	5.00	4/1/20	5,000,000		6,040,250
Boston, GO	5.00	3/1/21	2,000,000		2,246,100
Boston Water and Sewer Commission, General Revenue	5.00	11/1/17	2,000,000		2,320,240
Boston Water and Sewer Commission, General Revenue	5.00	11/1/18	1,500,000		1,781,490
Boston Water and Sewer Commission, General Revenue	5.00	11/1/25	2,500,000		2,879,375
Boston Water and Sewer Commission, General Revenue	5.00	11/1/26	2,480,000		2,826,357
Brockton, GO (Municipal Purpose Loan) (Insured; AMBAC)	5.00	6/1/19	1,430,000		1,504,989
Canton, GO (Municipal Purpose Loan)	5.00	3/15/21	1,250,000		1,513,513
Falmouth, GO (Municipal Purpose Loan)	4.00	11/15/19	625,000		718,100
Falmouth, GO (Municipal Purpose Loan)	4.00	11/15/20	605,000		691,648
Groton-Dunstable Regional School District, GO	5.00	9/1/20	725,000		859,118
Haverhill, GO (State Qualified Municipal Purpose Loan)
(Insured; National Public Finance Guarantee Corp.)	5.00	6/1/16	1,580,000		1,743,530
Haverhill, GO (State Qualified Municipal Purpose Loan)
(Insured; National Public Finance Guarantee Corp.)	5.00	6/1/18	505,000		554,091
Hopedale, GO (Insured; AMBAC)	5.00	11/15/19	650,000		678,373
Lexington, GO (Municipal Purpose Loan)	5.00	2/15/22	1,960,000		2,385,085
Mansfield, GO (Insured; AMBAC)	5.00	8/15/17	1,395,000		1,488,981
Massachusetts, GO	0.62	11/1/18	2,500,000	[a]	2,504,300
Massachusetts, GO	5.25	8/1/20	3,000,000		3,658,650
Massachusetts, GO	5.25	8/1/21	1,975,000		2,416,491
Massachusetts, GO	5.25	8/1/22	2,000,000		2,453,540
Massachusetts, GO	5.25	8/1/23	1,000,000		1,234,050
Massachusetts, GO (Consolidated Loan)	5.00	8/1/20	4,000,000		4,634,840
Massachusetts, GO (Consolidated Loan)	5.00	8/1/23	310,000		365,719
Massachusetts, GO (Consolidated Loan)	5.00	8/1/26	5,000,000		5,891,050
Massachusetts, GO (Consolidated Loan) (Insured; Assured
Guaranty Municipal Corp.) (Prerefunded)	5.25	8/1/17	5,825,000	[b]	6,754,379
Massachusetts, GO (Consolidated Loan) (Insured; FGIC)	5.50	8/1/18	1,035,000		1,244,049
Massachusetts, GO (Consolidated Loan) (Prerefunded)	5.00	8/1/16	1,000,000	[b]	1,113,040
Massachusetts, GO (Insured; AMBAC)	5.50	10/1/18	225,000		271,787
Massachusetts, Special Obligation Dedicated Tax
Revenue (Insured; National Public Finance Guarantee Corp.)	2.07	1/1/16	3,540,000	[a]	3,677,246
Massachusetts Bay Transportation Authority,
Assessment Revenue	5.00	7/1/18	4,000,000		4,727,640
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.25	7/1/18	1,250,000		1,488,350

The Funds 59

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.25	7/1/21	2,500,000	3,063,750
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.25	7/1/21	2,000,000	2,451,000
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.25	7/1/22	2,430,000	2,986,859
Massachusetts College Building Authority, Project Revenue	5.00	5/1/23	1,000,000	1,148,980
Massachusetts Development Finance Agency,
Education Revenue (Dexter School Project)	5.00	5/1/23	1,300,000	1,422,200
Massachusetts Development Finance Agency,
Higher Education Revenue (Emerson College Issue)	5.00	1/1/16	1,000,000	1,070,990
Massachusetts Development Finance Agency,
Higher Education Revenue (Emerson College Issue)	5.00	1/1/19	1,055,000	1,149,781
Massachusetts Development Finance Agency,
Higher Education Revenue (Emerson College Issue)	5.00	1/1/22	2,000,000	2,126,360
Massachusetts Development Finance Agency,
Revenue (Boston College Issue)	5.00	7/1/20	1,000,000	1,130,900
Massachusetts Development Finance Agency,
Revenue (College of the Holy Cross Issue)	5.00	9/1/21	1,800,000	2,071,134
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	4.75	3/1/20	530,000	559,309
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	5.25	3/1/26	1,000,000	1,065,720
Massachusetts Development Finance Agency,
Revenue (Partners HealthCare System Issue)	5.00	7/1/25	1,825,000	2,069,641
Massachusetts Development Finance Agency,
Revenue (Southcoast Health System Obligated Group Issue)	4.00	7/1/20	530,000	592,498
Massachusetts Development Finance Agency,
Revenue (Southcoast Health System Obligated Group Issue)	5.00	7/1/27	500,000	552,585
Massachusetts Development Finance Agency,
Revenue (The Broad Institute Issue)	5.25	4/1/23	3,675,000	4,233,894
Massachusetts Development Finance Agency,
Revenue (The Broad Institute Issue)	5.25	4/1/24	2,500,000	2,858,150
Massachusetts Development Finance Agency,
Revenue (The Park School Issue)	5.00	9/1/21	300,000	348,633
Massachusetts Development Finance Agency,
Revenue (Tufts Medical Center Issue)	5.00	1/1/15	600,000	619,128
Massachusetts Development Finance Agency,
Revenue (UMass Memorial Issue)	5.00	7/1/19	2,000,000	2,249,560
Massachusetts Development Finance Agency, Revenue
(Worcester City Campus Corporation Issue)
(University of Massachusetts Project)	4.00	10/1/17	730,000	818,053

60

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
Massachusetts Development Finance Agency, Revenue
(Worcester City Campus Corporation Issue)
(University of Massachusetts Project)	5.00	10/1/19	910,000		1,092,082
Massachusetts Development Finance Agency, Revenue
(Worcester City Campus Corporation Issue)
(University of Massachusetts Project)	5.00	10/1/20	905,000		1,088,118
Massachusetts Development Finance Agency, Revenue
(Worcester City Campus Corporation Issue)
(University of Massachusetts Project)	5.00	10/1/21	830,000		998,888
Massachusetts Development Finance Agency,
RRR (Waste Management, Inc. Project)	2.13	12/1/15	1,250,000		1,277,750
Massachusetts Development Finance Agency, SWDR
(Dominion Energy Brayton Point Issue) (Prerefunded)	5.75	5/1/19	2,000,000	[b]	2,462,640
Massachusetts Development Finance Agency, SWDR
(Waste Management, Inc. Project)	5.45	6/1/14	1,000,000		1,012,860
Massachusetts Health and Educational Facilities Authority,
Revenue (Berklee College of Music Issue)	5.00	10/1/24	2,155,000		2,417,134
Massachusetts Health and Educational Facilities Authority,
Revenue (Berklee College of Music Issue)	5.00	10/1/32	2,000,000		2,175,900
Massachusetts Health and Educational Facilities Authority,
Revenue (Berklee College of Music Issue)	5.00	10/1/37	3,250,000		3,438,630
Massachusetts Health and Educational Facilities Authority,
Revenue (Cape Cod Healthcare Obligated Group Issue)
(Insured; Assured Guaranty Corp.)	5.13	11/15/35	1,000,000		1,035,190
Massachusetts Health and Educational Facilities
Authority, Revenue (CareGroup Issue)	5.00	7/1/18	690,000		800,911
Massachusetts Health and Educational Facilities
Authority, Revenue (CareGroup Issue)
(Capital Asset Program) (Insured;
National Public Finance Guarantee Corp.)	5.38	2/1/27	1,650,000		1,831,434
Massachusetts Health and Educational Facilities Authority,
Revenue (CareGroup Issue) (Insured; National
Public Finance Guarantee Corp.)	5.25	7/1/20	1,000,000		1,126,250
Massachusetts Health and Educational Facilities Authority,
Revenue (CareGroup Issue) (Insured; National
Public Finance Guarantee Corp.)	5.25	7/1/23	1,325,000		1,492,281
Massachusetts Health and Educational Facilities Authority,
Revenue (Dana-Farber Cancer Institute Issue)	5.25	12/1/22	2,750,000		3,136,870
Massachusetts Health and Educational Facilities Authority,
Revenue (Dana-Farber Cancer Institute Issue)	5.25	12/1/27	2,000,000		2,242,260
Massachusetts Health and Educational Facilities Authority,
Revenue (Harvard University Issue)	5.00	12/15/25	2,500,000		2,924,350

The Funds 61

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Health and Educational Facilities Authority,
Revenue (Harvard University Issue)	5.00	12/15/27	3,230,000	3,742,472
Massachusetts Health and Educational Facilities Authority,
Revenue (Isabella Stewart Gardner Museum Issue)	5.00	5/1/21	1,400,000	1,590,386
Massachusetts Health and Educational Facilities Authority,
Revenue (Isabella Stewart Gardner Museum Issue)	5.00	5/1/26	2,525,000	2,863,072
Massachusetts Health and Educational Facilities Authority,
Revenue (Isabella Stewart Gardner Museum Issue)	5.00	5/1/27	1,000,000	1,119,220
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Eye and Ear Infirmary Issue)	5.00	7/1/14	500,000	506,240
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Eye and Ear Infirmary Issue)	5.00	7/1/15	500,000	523,010
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.50	7/1/22	1,800,000	2,269,224
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.00	7/1/23	3,335,000	4,083,341
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.00	7/1/38	1,000,000	1,091,400
Massachusetts Health and Educational Facilities Authority,
Revenue (Milford Regional Medical Center Issue)	5.00	7/15/22	500,000	514,800
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.00	10/1/24	2,495,000	2,787,015
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.00	10/1/24	1,000,000	1,140,290
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.63	10/1/29	3,000,000	3,474,630
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.00	10/1/30	3,000,000	3,225,270
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/16	95,000	95,378
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/18	1,500,000	1,701,030
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/21	1,235,000	1,396,662
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/22	250,000	281,973
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	7.50	10/1/22	1,000,000	1,221,850
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	8.00	10/1/29	1,060,000	1,177,755
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	8.00	10/1/39	885,000	979,430

62

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue) (Prerefunded)	8.00	10/1/15	740,000	[b]	832,248
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue) (Prerefunded)	8.00	10/1/15	615,000	[b]	691,666
Massachusetts Health and Educational Facilities Authority,
Revenue (Suffolk University Issue)	6.25	7/1/30	2,100,000		2,338,434
Massachusetts Health and Educational Facilities Authority,
Revenue (Tufts University Issue)	5.25	8/15/23	1,000,000		1,157,440
Massachusetts Health and Educational Facilities Authority,
Revenue (Tufts University Issue)	5.38	8/15/38	2,000,000		2,229,160
Massachusetts Health and Educational Facilities Authority,
Revenue (UMass Memorial Issue)	5.25	7/1/25	2,000,000		2,088,440
Massachusetts Housing Finance Agency, Housing Revenue	4.00	6/1/19	3,170,000		3,480,089
Massachusetts Housing Finance Agency, Housing Revenue	5.13	12/1/34	200,000		200,152
Massachusetts Port Authority, Revenue	4.00	7/1/20	1,000,000		1,135,790
Massachusetts Port Authority, Revenue	5.00	7/1/28	2,500,000		2,872,100
Massachusetts Port Authority, Revenue (Insured; AMBAC)	5.00	7/1/19	5,000,000		5,308,500
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/20	4,000,000		4,551,680
Massachusetts School Building Authority,
Senior Dedicated Sales Tax Revenue	5.00	8/15/26	4,000,000		4,668,560
Massachusetts School Building Authority,
Senior Dedicated Sales Tax Revenue	5.00	8/15/29	4,700,000		5,362,136
Massachusetts School Building Authority,
Senior Dedicated Sales Tax Revenue	5.00	8/15/30	2,000,000		2,264,260
Massachusetts Turnpike Authority,
Turnpike Revenue (Insured; National Public
Finance Guarantee Corp.) (Escrowed to Maturity)	5.00	1/1/20	4,395,000		5,046,031
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.00	8/1/18	75,000		75,313
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.25	8/1/20	1,700,000		2,086,427
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.00	8/1/21	2,625,000		2,990,374
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.25	8/1/22	2,350,000		2,913,930
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.25	8/1/23	1,500,000		1,873,740
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.00	8/1/32	605,000		607,166
Massachusetts Water Pollution Abatement Trust,
Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	155,000		155,694
Massachusetts Water Resources Authority, General Revenue	4.00	8/1/17	1,500,000		1,676,235
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/19	2,475,000		2,973,217
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/27	5,000,000		5,833,150
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/28	500,000		567,505

The Funds 63

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	8/1/19	1,405,000		1,620,625
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	8/1/21	935,000		1,073,352
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	8/1/24	2,340,000		2,678,083
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.) (Prerefunded)	5.25	8/1/17	95,000	[b]	110,263
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.) (Prerefunded)	5.25	8/1/17	65,000	[b]	75,443
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.) (Prerefunded)	5.25	8/1/17	160,000	[b]	185,706
Metropolitan Boston Transit Parking Corporation,
Systemwide Senior Lien Parking Revenue	5.00	7/1/25	1,000,000		1,128,780
Middleborough, GO (Insured;
National Public Finance Guarantee Corp.)	5.00	12/15/16	1,000,000		1,123,410
Middleborough, GO (Insured;
National Public Finance Guarantee Corp.)	5.00	12/15/18	1,275,000		1,422,658
Milton, GO School Bonds	5.00	3/1/23	500,000		523,490
Milton, GO School Bonds	5.00	3/1/24	500,000		523,435
Milton, GO School Bonds	5.00	3/1/25	500,000		523,340
Northbridge, GO (Insured; AMBAC)	5.25	2/15/17	60,000		60,263
Pembroke, GO (Insured;
National Public Finance Guarantee Corp.)	5.00	8/1/20	960,000		1,058,294
Randolph, GO (Insured; AMBAC)	5.00	9/1/24	490,000		505,278
Springfield Water and Sewer Commission,
General Revenue (Insured; AMBAC)	5.00	7/15/22	1,175,000		1,280,985
Springfield Water and Sewer Commission,
General Revenue (Insured; AMBAC)	5.00	7/15/23	1,235,000		1,342,606
University of Massachusetts
Building Authority, Project Revenue	5.00	11/1/18	1,370,000		1,622,258
Westwood, GO	4.00	6/1/18	1,105,000		1,251,987
Worcester, GO (Insured; National
Public Finance Guarantee Corp.)	5.00	4/1/18	625,000		656,094
U.S. Related—7.2%
Guam, Business Privilege Tax Revenue	5.00	1/1/25	1,500,000		1,637,475
Guam, Hotel Occupancy Tax Revenue	6.00	11/1/26	500,000		555,110
Guam, LOR (Section 30)	5.63	12/1/29	1,000,000		1,061,380
Puerto Rico Commonwealth, Public Improvement GO	5.25	7/1/22	1,500,000		1,229,895

64

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Related (continued)
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/15	1,135,000		1,133,116
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/19	1,000,000		986,750
Puerto Rico Electric Power Authority, Power Revenue	5.25	7/1/23	1,750,000		1,278,322
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	1,000,000		971,810
Puerto Rico Government Development Bank, Senior Notes	5.25	1/1/15	2,000,000		1,917,120
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/15	1,090,000		1,009,046
Puerto Rico Highways and Transportation Authority,
Highway Revenue (Insured; FGIC) (Escrowed to Maturity)	5.50	7/1/16	3,265,000		3,662,089
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; FGIC)	5.25	7/1/15	305,000		287,398
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; FGIC)	5.25	7/1/16	330,000		298,125
Puerto Rico Infrastructure Financing Authority,
Revenue (Ports Authority Project)	6.00	12/15/26	2,500,000		1,789,275
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue	5.00	7/1/20	2,000,000		1,427,840
Puerto Rico Public Buildings Authority,
Government Facilities Revenue	5.75	7/1/22	1,780,000		1,465,456
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	1,000,000	[c]	748,830
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	750,000	[c]	407,077
Total Long-Term Municipal Investments
(cost $269,298,689)					284,266,226

Short-Term Municipal Investments—5.8%
Massachusetts;
Massachusetts, GO Notes (Central Artery/Ted Williams
Tunnel Infrastructure Loan Act of 2000)
(Liquidity Facility; U.S. Bank NA)	0.03	3/3/14	2,700,000	[d]	2,700,000
Massachusetts, GO Notes (Consolidated Loan)	0.37	3/7/14	3,500,000	[d]	3,508,890
Massachusetts, GO Notes (Consolidated Loan)	0.46	3/7/14	1,500,000	[d]	1,511,415
Massachusetts Development Finance Agency, Revenue,
Refunding (College of the Holy Cross Issue)
(LOC; JPMorgan Chase Bank)	0.02	3/3/14	2,950,000	[d]	2,950,000
Massachusetts Health and Educational Facilities
Authority, Revenue (Amherst College Issue)	0.04	3/3/14	1,200,000	[d]	1,200,000

The Funds 65

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued);
Massachusetts Health and Educational Facilities
Authority, Revenue (Museum of Fine Arts Issue)
(Liquidity Facility; U.S. Bank NA)	0.03	3/3/14	2,600,000	[d]	2,600,000
Massachusetts Health and Educational Facilities
Authority, Revenue (Tufts University Issue)
(Liquidity Facility; Bank of America)	0.02	3/3/14	800,000	[d]	800,000
Massachusetts Health and Educational Facilities
Authority, Revenue (Tufts University Issue)
(Liquidity Facility; Wells Fargo Bank)	0.02	3/3/14	2,200,000	[d]	2,200,000
Massachusetts Health and Educational Facilities
Authority, Revenue (Wellesley College Issue)	0.01	3/3/14	300,000	[d]	300,000
Total Short-Term Municipal Investments
(cost $17,750,000)					17,770,305

Total Investments (cost $287,048,689)			99.1%		302,036,531
Cash and Receivables (Net)			.9%		2,823,891
Net Assets			100.0%		304,860,422

a Variable rate security—interest rate subject to periodic change.
b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
c Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[d] Variable rate demand note—rate shown is the interest rate in effect at February 28, 2014. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Education	24.4	City	2.9
State/Territory	14.4	Pollution Control	1.8
Utility-Water and Sewer	11.7	County	.9
Special Tax	10.8	Utility-Electric	.7
Transportation Services	8.4	Lease	.5
Health Care	8.3	Other	5.2
Prerefunded	5.7
Housing	3.4		99.1

† Based on net assets.

66

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT	Payment in Lieu of Taxes	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

The Funds 67

STATEMENT OF FINANCIAL FUTURES

February 28, 2014 (Unaudited)

		Market Value		Unrealized
BNY Mellon Massachusetts		Covered by		Appreciation
Intermediate Municipal Bond Fund	Contracts	Contracts ($)	Expiration	at 2/28/2014	($)
Financial Futures Short
U.S. Treasury 10 Year Notes	70	(8,717,188)	June 2014	14,804

See notes to financial statements.

68

STATEMENT OF INVESTMENTS
February 28, 2014 (Unaudited)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—96.7%	Rate (%)	Date	Amount ($)		Value ($)
New York—90.2%
Albany County Airport Authority, Airport Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	12/15/23	1,500,000		1,658,250
Albany Industrial Development Agency, Civic Facility Revenue
(Saint Peter’s Hospital of the City of Albany Project)	5.75	11/15/22	2,500,000		2,788,700
Buffalo, General Improvement GO	4.00	4/1/21	2,175,000		2,374,382
Erie County Fiscal Stability Authority,
Sales Tax and State Aid Secured Revenue	5.00	12/1/24	2,000,000		2,307,200
Erie County Industrial Development Agency, Revenue
(City School District of the City of Buffalo Project)	5.00	5/1/17	2,500,000		2,839,350
Hempstead, Public Improvement GO	5.00	8/15/20	1,255,000		1,512,363
Long Island Power Authority, Electric System General Revenue	5.00	5/1/21	1,000,000		1,149,010
Long Island Power Authority, Electric System General
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	12/1/17	2,780,000		3,079,712
Metropolitan Transportation Authority,
Dedicated Tax Fund Revenue	5.00	11/15/29	1,550,000		1,739,953
Metropolitan Transportation Authority, Dedicated Tax Fund
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	11/15/28	5,000,000		5,435,200
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/17	1,000,000		1,122,280
Metropolitan Transportation Authority, Transportation Revenue	6.25	11/15/23	300,000		356,646
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/28	2,375,000		2,631,975
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/30	1,190,000		1,255,724
Metropolitan Transportation Authority, Transportation
Revenue (Insured; Assured Guaranty Municipal Corp.)	0.31	11/1/22	2,300,000	[a]	2,225,250
Monroe County Industrial Development Corporation,
Revenue (Saint John Fisher College Project)	5.00	6/1/17	1,740,000		1,921,012
Nassau County, General Improvement GO	4.00	10/1/16	1,545,000		1,677,376
Nassau County, General Improvement GO	5.00	10/1/18	1,310,000		1,514,556
Nassau County, GO	5.00	10/1/20	2,000,000		2,296,760
Nassau County, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/22	1,000,000		1,137,730
Nassau County Sewer and Storm Water Finance
Authority, System Revenue (Insured; Berkshire
Hathaway Assurance Corporation)	5.38	11/1/28	1,000,000		1,142,680
New York City, GO	5.00	8/1/17	1,535,000		1,763,976
New York City, GO	5.00	8/1/18	985,000		1,095,704
New York City, GO	5.13	12/1/22	1,000,000		1,149,170
New York City, GO	5.25	9/1/23	1,000,000		1,166,230
New York City, GO	5.00	8/1/27	1,000,000		1,125,300
New York City, GO (Prerefunded)	5.00	8/1/16	15,000	[b]	16,688

The Funds 69

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York City Industrial Development Agency,
Civic Facility Revenue (United Jewish Appeal—Federation
of Jewish Philanthropies of New York, Inc. Project)	5.00	7/1/27	1,250,000	1,268,037
New York City Industrial Development Agency,
PILOT Revenue (Queens Baseball Stadium Project)
(Insured; Assured Guaranty Corp.)	6.50	1/1/46	325,000	359,291
New York City Industrial Development Agency, PILOT Revenue
(Yankee Stadium Project) (Insured; Assured Guaranty Corp.)	7.00	3/1/49	1,000,000	1,161,360
New York City Industrial Development Agency, Special Revenue
(New York City—New York Stock Exchange Project)	5.00	5/1/21	1,000,000	1,127,640
New York City Municipal Water Finance Authority, Water and
Sewer System Second General Resolution Revenue	5.00	6/15/20	2,500,000	2,926,550
New York City Municipal Water Finance Authority, Water and
Sewer System Second General Resolution Revenue	5.00	6/15/40	1,000,000	1,054,820
New York City Transitional Finance Authority, Building Aid Revenue	5.25	1/15/25	1,545,000	1,761,933
New York City Transitional Finance Authority, Building Aid Revenue	5.25	1/15/27	1,650,000	1,881,677
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.50	11/15/17	5,000	5,006
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	11/1/18	1,750,000	2,069,585
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	5/1/21	1,100,000	1,318,636
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	8/1/22	255,000	283,693
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.25	11/1/27	3,000,000	3,435,420
New York City Trust for Cultural Resources, Revenue
(Lincoln Center for the Performing Arts, Inc.)	5.75	12/1/16	1,000,000	1,136,720
New York City Trust for Cultural Resources,
Revenue (The Juilliard School)	5.00	1/1/34	2,000,000	2,193,480
New York City Trust for Cultural Resources,
Revenue (The Juilliard School)	5.00	1/1/39	2,500,000	2,696,400
New York City Trust for Cultural Resources,
Revenue (Whitney Museum of American Art)	5.00	7/1/21	2,000,000	2,314,680
New York City Trust for Cultural Resources,
Revenue (Wildlife Conservation Society)	5.00	8/1/27	1,120,000	1,265,858
New York Liberty Development Corporation,
Liberty Revenue (7 World Trade Center Project)	5.00	9/15/29	1,000,000	1,120,400
New York Liberty Development Corporation,
Revenue (Goldman Sachs Headquarters Issue)	5.00	10/1/15	3,175,000	3,370,072

70

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York Local Government Assistance
Corporation, Senior Lien Revenue	5.00	4/1/18	2,500,000	2,833,575
New York Local Government Assistance
Corporation, Subordinate Lien Revenue	5.00	4/1/17	1,150,000	1,312,196
New York Local Government Assistance
Corporation, Subordinate Lien Revenue	5.00	4/1/23	1,395,000	1,631,913
New York State, GO	5.00	3/1/19	1,000,000	1,119,910
New York State, GO	5.00	3/1/22	1,000,000	1,209,250
New York State, GO	5.00	2/15/26	2,600,000	2,995,720
New York State Dormitory Authority, Consolidated
Revenue (City University System) (Insured;
National Public Finance Guarantee Corp.)	5.75	7/1/18	2,370,000	2,549,409
New York State Dormitory Authority, Mental Health
Services Facilities Improvement Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	2/15/17	1,460,000	1,643,259
New York State Dormitory Authority,
Revenue (Columbia University)	5.00	7/1/18	1,500,000	1,659,390
New York State Dormitory Authority, Revenue (Convent of the
Sacred Heart) (Insured; Assured Guaranty Municipal Corp.)	5.63	11/1/35	1,000,000	1,096,830
New York State Dormitory Authority, Revenue
(Mount Sinai Hospital Obligated Group)	5.00	7/1/26	3,000,000	3,265,380
New York State Dormitory Authority, Revenue
(New York State Dormitory Facilities)	5.00	7/1/19	1,500,000	1,773,150
New York State Dormitory Authority, Revenue (New York
University) (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/21	1,500,000	1,521,645
New York State Dormitory Authority,
Revenue (Rochester Institute of Technology)	5.00	7/1/23	1,000,000	1,119,300
New York State Dormitory Authority, Revenue
(School Districts Revenue Financing Program)	5.00	10/1/18	3,040,000	3,558,198
New York State Dormitory Authority, Revenue
(State University Educational Facilities)
(Insured; National Public Finance Guarantee Corp.)	5.25	5/15/15	500,000	513,675
New York State Dormitory Authority,
Revenue (The Rockefeller University)	5.00	7/1/25	1,000,000	1,154,240
New York State Dormitory Authority,
Revenue (The Rockefeller University)	5.00	7/1/40	3,000,000	3,212,100
New York State Dormitory Authority,
Revenue (Yeshiva University)	5.00	11/1/20	3,190,000	3,249,557
New York State Dormitory Authority,
State Personal Income Tax Revenue (Education)	5.75	3/15/36	1,000,000	1,141,620

The Funds 71

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York State Dormitory Authority, State Personal
Income Tax Revenue (General Purpose)	5.00	2/15/20	1,000,000	1,195,910
New York State Dormitory Authority, State Personal
Income Tax Revenue (General Purpose)	5.00	3/15/20	1,000,000	1,197,150
New York State Dormitory Authority, State Sales Tax Revenue	5.00	3/15/21	1,000,000	1,202,740
New York State Environmental Facilities Corporation, State Clean
Water and Drinking Water Revolving Funds Revenue
(New York City Municipal Water Finance Authority Projects)	5.00	6/15/30	1,000,000	1,012,680
New York State Medical Care Facilities Finance Agency,
Secured Mortgage Revenue (Collateralized; SONYMA)	6.38	11/15/20	190,000	190,944
New York State Thruway Authority, General Revenue	5.00	1/1/20	1,500,000	1,770,930
New York State Thruway Authority, General Revenue
Junior Indebtedness Obligations	5.00	5/1/19	2,000,000	2,346,020
New York State Thruway Authority, General Revenue
Junior Indebtedness Obligations (Insured;
Assured Guaranty Municipal Corp.)	5.00	5/1/19	1,000,000	1,183,960
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds (Insured; AMBAC)	5.00	4/1/25	2,000,000	2,164,680
New York State Thruway Authority, State Personal
Income Tax Revenue (Transportation)	5.00	3/15/25	2,325,000	2,666,519
New York State Urban Development Corporation,
Revenue (Insured; Assured Guaranty Corp.)	5.50	1/1/19	1,140,000	1,363,064
New York State Urban Development Corporation,
Service Contract Revenue	5.00	1/1/20	2,075,000	2,442,213
New York State Urban Development Corporation,
Service Contract Revenue	5.25	1/1/24	2,375,000	2,711,300
New York State Urban Development Corporation,
State Personal Income Tax Revenue (General Purpose)	5.00	3/15/28	1,000,000	1,138,310
Onondaga County Trust for Cultural Resources,
Revenue (Syracuse University Project)	5.00	12/1/19	2,500,000	2,993,075
Oyster Bay, Public Improvement GO	5.00	2/15/16	1,000,000	1,088,810
Oyster Bay, Public Improvement GO	3.00	8/15/16	2,000,000	2,117,480
Oyster Bay, Public Improvement GO
(Insured; Assured Guaranty Municipal Corp.)	4.00	11/1/19	2,000,000	2,259,860
Port Authority of New York and New Jersey
(Consolidated Bonds, 179th Series)	5.00	12/1/25	1,075,000	1,262,953
Suffolk County, GO	5.00	4/1/19	1,400,000	1,638,966

72

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
Suffolk County, GO (Insured; Assured Guaranty Municipal Corp.)	5.25	5/1/17	1,545,000		1,752,045
Suffolk County Industrial Development Agency, Civic Facility
Revenue (New York Institute of Technology Project)	5.00	3/1/26	750,000		765,795
Tobacco Settlement Financing Corporation of New York,
Asset-Backed Revenue (State Contingency Contract Secured)	5.00	6/1/22	1,500,000		1,675,995
Triborough Bridge and Tunnel Authority,
General Purpose Revenue (Prerefunded)	5.25	1/1/22	1,000,000	[b]	1,227,030
Triborough Bridge and Tunnel Authority,
Subordinate Revenue (MTA Bridges and Tunnels)	5.00	11/15/28	1,500,000		1,672,695
Utility Debt Securitization Authority of
New York, Restructuring Bonds	5.00	6/15/26	2,000,000		2,373,380
Westchester County Health Care
Corporation, Senior Lien Revenue	5.00	11/1/20	1,400,000		1,614,494
Westchester County Health Care
Corporation, Senior Lien Revenue	5.00	11/1/24	1,500,000		1,643,865
U.S. Related—6.5%
Guam, Business Privilege Tax Revenue	5.00	1/1/24	1,000,000		1,111,820
Guam, Hotel Occupancy Tax Revenue	5.00	11/1/16	1,000,000		1,084,400
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/19	2,500,000		2,466,875
Puerto Rico Electric Power Authority, Power Revenue	5.38	7/1/24	1,000,000		735,670
Puerto Rico Electric Power Authority,
Power Revenue (Insured; XLCA)	5.50	7/1/17	1,000,000		870,040
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/15	3,500,000		3,240,055
Puerto Rico Housing Finance Authority, Capital Fund Program
Revenue (Puerto Rico Housing Administration Projects)	5.00	12/1/18	260,000		260,239
Puerto Rico Housing Finance Authority, Capital Fund Program
Revenue (Puerto Rico Housing Administration Projects)	5.00	12/1/19	270,000		270,200
Puerto Rico Public Buildings Authority,
Government Facilities Revenue	5.75	7/1/22	1,000,000		823,290
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	1,200,000	[c]	898,596
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	500,000	[c]	271,385
Total Long-Term Municipal Investments
(cost $170,343,455)					178,500,185

The Funds 73

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments—2.4%	Rate (%)	Date	Amount ($)		Value ($)
New York;
New York City, GO Notes (LOC; Fortis Bank)	0.04	3/3/14	800,000	[d]	800,000
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.03	3/3/14	1,000,000	[d]	1,000,000
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.03	3/3/14	1,000,000	[d]	1,000,000
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.03	3/3/14	1,200,000	[d]	1,200,000
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.03	3/3/14	500,000	[d]	500,000
Total Short-Term Municipal Investments
(cost $4,500,000)					4,500,000

Total Investments (cost $174,843,455)			99.1%		183,000,185
Cash and Receivables (Net)			.9%		1,681,400
Net Assets			100.0%		184,681,585

a Variable rate security—interest rate subject to periodic change.
b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
c Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[d] Variable rate demand note—rate shown is the interest rate in effect at February 28, 2014. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Education	21.1	Utility-Electric	4.4
Special Tax	14.5	Industrial	3.0
Transportation Services	13.5	Housing	1.7
City	7.8	Prerefunded	.7
County	7.2	Lease	.5
Health Care	6.0	Other	7.9
State/Territory	5.9
Utility-Water and Sewer	4.9		99.1

† Based on net assets.

74

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT	Payment in Lieu of Taxes	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

The Funds 75

STATEMENT OF FINANCIAL FUTURES
February 28, 2014 (Unaudited)

		Market Value		Unrealized
BNY Mellon New York		Covered by		Appreciation
Intermediate Tax-Exempt Bond Fund	Contracts	Contracts ($)	Expiration	at 2/28/2014	($)
Financial Futures Short
U.S. Treasury 10 Year Notes	40	(4,981,250)	June 2014	8,459

See notes to financial statements.

76

STATEMENT OF INVESTMENTS
February 28, 2014 (Unaudited)

BNY Mellon Municipal Opportunities Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—104.4%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—1.7%
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.50	2/15/16	2,640,000		2,652,725
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.25	1/1/18	5,000,000		5,009,800
Jefferson County, Senior Lien Sewer Revenue Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/44	1,000,000		988,360
Jefferson County, Subordinate Lien Sewer Revenue Warrants	6.00	10/1/42	5,000,000		5,048,150
Tuscaloosa Public Educational Building Authority, Student Housing
Revenue (Ridgecrest Student Housing, LLC University of Alabama
Ridgecrest Residential Project) (Insured; Assured Guaranty Corp.)	6.75	7/1/33	1,100,000		1,254,913
Arizona—1.1%
Arizona Board of Regents, Arizona State University System
Revenue (Polytechnic Campus Project)	6.00	7/1/27	750,000		874,823
Arizona Health Facilities Authority, HR (Phoenix Children’s Hospital)	5.00	2/1/42	6,000,000		6,003,660
University Medical Center Corporation, HR	6.00	7/1/39	2,500,000		2,650,275
Arkansas—.4%
Pulaski County Public Facilities Board,
Health Facilities Revenue (Carti Project)	5.50	7/1/43	3,500,000		3,647,665
California—19.4%
ABAG Finance Authority for Nonprofit Corporations,
Revenue (Sharp HealthCare)	5.00	8/1/43	5,000,000		5,197,950
California, GO (Various Purpose)	6.50	4/1/33	6,700,000		8,194,301
California, GO (Various Purpose)	5.50	3/1/40	7,950,000		8,884,682
California Educational Facilities Authority,
Revenue (Claremont McKenna College)	5.00	1/1/42	3,900,000		4,132,674
California Health Facilities Financing Authority,
Revenue (Providence Health and Services)	6.50	10/1/38	490,000		569,890
California Health Facilities Financing Authority,
Revenue (Providence Health and Services) (Prerefunded)	6.50	10/1/18	10,000	[a]	12,529
California Health Facilities Financing Authority,
Revenue (Saint Joseph Health System)	5.00	7/1/37	2,270,000		2,390,174
California Infrastructure and Economic Development Bank,
Revenue (The J. David Gladstone Institutes Project)	5.25	10/1/34	750,000		794,460
California Municipal Finance Authority,
Revenue (Emerson College Issue)	6.00	1/1/42	6,000,000		6,721,200
California Municipal Finance Authority,
Revenue (Southwestern Law School)	6.50	11/1/31	300,000		344,319
California Pollution Control Financing Authority,
Water Furnishing Revenue (San Diego County
Water Authority Desalination Project Pipeline)	5.00	11/21/45	6,000,000		5,999,520
California State Public Works Board, LR (Judicial Council of
California) (Various Judicial Council Projects)	5.00	12/1/31	2,000,000		2,153,580

The Funds 77

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California Statewide Communities Development Authority,
Mortgage Revenue (Methodist Hospital of Southern
California Project) (Collateralized; FHA)	6.75	2/1/38	2,230,000		2,631,177
California Statewide Communities Development
Authority, Revenue (Sutter Health)	6.00	8/15/42	6,000,000		7,006,680
California Statewide Communities Development Authority,
Student Housing Revenue (University of California, Irvine East
Campus Apartments, Phase 1 Refunding—CHF—Irvine, L.L.C.)	5.38	5/15/38	1,500,000		1,539,075
Capistrano Unified School District Community Facilities District
Number 90-2, Special Tax Bonds (Improvement Area
Number 2002-1) (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/32	4,000,000		4,195,920
Desert Community College District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/37	6,800,000		7,367,120
Galt Redevelopment Agency, Tax Allocation
Revenue (Galt Redevelopment Project)	7.38	9/1/33	3,300,000		3,712,005
Golden State Tobacco Securitization Corporation,
Enhanced Tobacco Settlement Asset-Backed Bonds	5.00	6/1/29	2,000,000		2,141,360
Golden State Tobacco Securitization Corporation,
Enhanced Tobacco Settlement Asset-Backed Bonds	5.00	6/1/30	2,000,000		2,127,080
Grant Joint Union High School District, GO
(Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/29	2,080,000	[b]	987,251
Grant Joint Union High School District, GO
(Insured; Assured Guaranty Municipal Corp.)	0.00	2/1/33	4,380,000	[b]	1,654,808
Irvine Reassessment District Number 12-1,
Limited Obligation Improvement Bonds	4.00	9/2/29	1,000,000		1,001,070
JPMorgan Chase Putters/Drivers Trust (Series 3847)
(Los Angeles Department of Airports, Senior
Revenue (Los Angeles International Airport))	5.25	5/15/18	10,000,000 [c,d,e]		11,674,800
Los Angeles County Public Works Financing
Authority, LR (Multiple Capitals Projects II)	5.00	8/1/37	2,500,000		2,630,625
Los Angeles Department of Airports,
Senior Revenue (Los Angeles International Airport)	5.00	5/15/28	2,800,000	[e]	3,170,468
Los Angeles Unified School District, GO	5.00	1/1/34	1,000,000		1,094,020
Metropolitan Water District of Southern California,
Water Revenue (Build America Bonds)	6.54	7/1/39	4,600,000		5,071,362
New Haven Unified School District, GO
(Insured; Assured Guaranty Corp.)	0.00	8/1/32	2,500,000	[b]	1,010,025
Newport Beach, Revenue (Hoag Memorial Hospital
Presbyterian) (Prerefunded)	6.00	12/1/21	4,630,000	[a]	5,994,091
Northern California Gas Authority Number 1, Gas Project Revenue	0.89	7/1/27	660,000	[f]	549,457
Oakland Unified School District, GO (Build America Bonds)	9.50	8/1/34	10,000,000		11,733,400
Riverside County Transportation Commission, Sales Tax Revenue	5.25	6/1/30	2,000,000		2,316,640

78

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
Riverside County Transportation Commission, Sales Tax Revenue	5.25	6/1/31	2,000,000		2,304,540
Riverside County Transportation Commission, Sales Tax Revenue	5.25	6/1/33	3,500,000		3,979,115
Riverside County Transportation Commission,
Senior Lien Toll Revenue	5.75	6/1/44	2,000,000	[e]	2,077,600
Riverside County Transportation Commission,
Senior Lien Toll Revenue	5.75	6/1/48	5,000,000	[e]	5,178,400
Sacramento Transportation Authority,
Limited Tax Measure A Sales Tax Revenue	5.00	10/1/26	1,250,000		1,430,687
San Diego County Regional Airport Authority, Senior Special
Facilities Revenue (Consolidated Rental Car Facility Project)	5.59	7/1/43	5,000,000	[e]	5,133,500
San Diego County Regional Airport Authority, Senior Special
Facilities Revenue (Consolidated Rental Car Facility Project)	5.00	7/1/44	5,645,000	[e]	5,883,106
San Diego Regional Building Authority, LR (County Operations
Center and Annex Redevelopment Project)	5.38	2/1/36	2,000,000		2,244,700
San Diego Unified School District, GO	0.00	7/1/25	4,000,000	[b]	2,621,720
San Francisco City and County Redevelopment Agency
Community Facilities District Number 6, Special Tax
Revenue (Mission Bay South Public Improvements)	0.00	8/1/38	2,000,000	[b]	453,180
San Francisco City and County Redevelopment Agency
Community Facilities District Number 6, Special Tax
Revenue (Mission Bay South Public Improvements)	0.00	8/1/43	2,835,000	[b]	467,520
San Francisco City and County Redevelopment Financing
Authority, Tax Allocation Revenue (San Francisco
Redevelopment Projects)	6.63	8/1/41	1,250,000		1,391,950
South Bayside Waste Management Authority, Solid Waste
Enterprise Revenue (Shoreway Environmental Center)	6.00	9/1/36	1,000,000		1,073,720
West Contra Costa Unified School District,
GO (Build America Bonds)	8.46	8/1/34	9,250,000		10,647,212
Colorado—.4%
City and County of Denver, Airport System Revenue	5.00	11/15/21	1,500,000	[e]	1,759,140
City and County of Denver, Airport System Revenue
(Insured: Assured Guaranty Corp. and National
Public Finance Guarantee Corp.)	5.25	11/15/19	1,000,000	[e]	1,134,260
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	6.00	10/1/23	500,000		585,610
Connecticut—.6%
Connecticut Health and Educational Facilities Authority,
Revenue (Yale University Issue)	5.05	7/1/42	5,000,000		5,459,950
Delaware—1.5%
JPMorgan Chase Putters/Drivers Trust (Series 4359)
(University of Delaware, Revenue)	5.00	5/1/21	12,230,000	[c,d]	13,293,013

The Funds 79

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
District of Columbia—.8%
District of Columbia, Revenue (Friendship
Public Charter School, Inc. Issue)	5.00	6/1/32	3,000,000		2,851,500
District of Columbia, Revenue (Knowledge is
Power Program, District of Columbia Issue)	6.00	7/1/33	1,100,000		1,194,215
District of Columbia, Revenue (Knowledge is
Power Program, District of Columbia Issue)	6.00	7/1/43	1,700,000		1,812,710
District of Columbia, Revenue (Knowledge is
Power Program, District of Columbia Issue)	6.00	7/1/48	1,450,000		1,535,086
Florida—2.8%
Brevard County Health Facilities Authority,
Health Facilities Revenue (Health First, Inc. Project)	7.00	4/1/39	1,675,000		1,852,349
Florida Municipal Power Agency, All-Requirements
Power Supply Project Revenue	6.25	10/1/31	1,000,000		1,155,680
Higher Educational Facilities Financing Authority,
Revenue (The University of Tampa Project)	5.25	4/1/42	1,100,000		1,125,784
Jacksonville, Better Jacksonville Sales Tax Revenue	5.00	10/1/30	500,000		535,470
Miami-Dade County, Aviation Revenue (Miami International Airport)	5.50	10/1/41	1,200,000	[e]	1,277,244
Miami-Dade County, Seaport Revenue	5.50	10/1/42	14,145,000	[e]	15,253,544
Miami-Dade County Educational Facilities Authority,
Revenue (University of Miami Issue) (Insured;
Berkshire Hathaway Assurance Corporation)	5.50	4/1/38	600,000		639,168
Miami-Dade County Expressway Authority, Toll System Revenue	5.00	7/1/40	650,000	[e]	666,815
Sarasota County Public Hospital District, HR
(Sarasota Memorial Hospital Project)	5.63	7/1/39	2,000,000		2,087,320
Georgia—.2%
Burke County Development Authority, PCR
(Oglethorpe Power Corporation Vogtle Project)	7.00	1/1/23	1,000,000		1,173,640
DeKalb County, GO (Special Transportation,
Parks and Greenspace and Libraries Tax District)	5.00	12/1/18	750,000		802,583
Hawaii—3.7%
Hawaii Department of Budget and Finance, Special Purpose
Revenue (Hawaiian Electric Company, Inc. and Subsidiary Projects)	6.50	7/1/39	6,000,000		6,554,820
Hawaii Department of Budget and Finance,
Special Purpose Senior Living Revenue (Kahala Nui)	5.13	11/15/32	1,000,000		1,032,200
Hawaii Department of Budget and Finance,
Special Purpose Senior Living Revenue (Kahala Nui)	5.25	11/15/37	1,000,000		1,032,380
JPMorgan Chase Putters/Drivers Trust (Series 4007) (Hawaii, GO)	5.00	12/1/19	20,000,000	[c,d]	23,561,447
Illinois—5.0%
Chicago, Customer Facility Charge Senior Lien Revenue
(Chicago O’Hare International Airport)
(Insured; Assured Guaranty Municial Corp.)	5.50	1/1/43	4,000,000	[e]	4,168,800

80

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Illinois (continued)
Chicago, General Airport Third Lien Revenue
(Chicago O’Hare International Airport)	5.75	1/1/39	2,500,000	[e]	2,673,750
Chicago, General Airport Third Lien Revenue
(Chicago O’Hare International Airport)	6.50	1/1/41	5,000,000	[e]	5,749,450
Illinois, GO	5.50	7/1/33	2,500,000		2,689,775
Illinois, GO	5.50	7/1/38	2,500,000		2,660,350
Illinois, GO	5.00	2/1/39	5,000,000		5,099,800
Illinois Finance Authority, Revenue (Benedictine University Project)	6.25	10/1/33	2,760,000		2,923,778
Illinois Finance Authority, Revenue (Franciscan Communities, Inc.)	5.25	5/15/47	4,250,000		3,515,048
Illinois Finance Authority, Revenue
(Lutheran Home and Services Obligated Group)	5.63	5/15/42	3,000,000		2,750,670
Illinois Finance Authority, Revenue
(Rehabilitation Institute of Chicago)	5.50	7/1/28	1,360,000		1,446,700
Illinois Finance Authority, Revenue
(Rehabilitation Institute of Chicago)	6.50	7/1/34	2,140,000		2,299,944
Illinois Finance Authority, Revenue
(Rehabilitation Institute of Chicago)	6.00	7/1/43	5,000,000		5,373,000
Illinois Finance Authority, Revenue
(The Art Institute of Chicago)	6.00	3/1/38	1,000,000		1,091,610
Metropolitan Pier and Exposition Authority,
Revenue (McCormick Place Expansion Project)
(Insured; Assured Guaranty Municipal Corp.)	0.00	6/15/26	2,000,000	[b,e]	1,170,200
Indiana—.8%
Indiana Municipal Power Agency,
Power Supply System Revenue	5.25	1/1/31	6,000,000		6,656,040
Kentucky—.6%
Kentucky Property and Buildings Commission,
Revenue (Project Number 90)	5.38	11/1/23	1,500,000		1,750,860
Kentucky Public Transportation Infrastructure Authority,
First Tier Toll Revenue (Downtown Crossing Project)	5.75	7/1/49	3,000,000	[e]	3,160,920
Louisiana—1.9%
Jefferson Parish Hospital Service District Number 2,
HR (East Jefferson General Hospital)	6.25	7/1/31	5,000,000		5,398,850
Louisiana Citizens Property Insurance Corporation,
Assessment Revenue (Insured; Assured Guaranty Corp.)	6.13	6/1/25	5,000,000		5,744,250
Louisiana Public Facilities Authority, Revenue
(CHRISTUS Health Obligated Group)	6.00	7/1/29	1,000,000		1,090,760
Louisiana State University and Agricultural Mechanical
College Board of Supervisors, Auxiliary Revenue	5.00	7/1/37	2,000,000		2,134,420
New Orleans Aviation Board, Revenue
(Insured; Assured Guaranty Corp.)	6.00	1/1/23	2,000,000		2,279,540

The Funds 81

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Maine—.9%
Maine Health and Higher Educational Facilities Authority,
Revenue (MaineGeneral Medical Center Issue)	6.00	7/1/26	825,000		890,884
Maine Health and Higher Educational Facilities Authority,
Revenue (MaineGeneral Medical Center Issue)	6.75	7/1/41	2,500,000		2,708,400
Maine Health and Higher Educational Facilities Authority,
Revenue (MaineGeneral Medical Center Issue)	7.00	7/1/41	3,950,000		4,343,578
Maryland—4.3%
Maryland, GO (State and Local Facilities Loan)	4.00	3/15/25	27,810,000		30,064,279
Maryland Economic Development Corporation,
EDR (Terminal Project)	5.75	6/1/35	3,500,000	[e]	3,603,845
Maryland Economic Development Corporation, Port Facilities
Revenue (CNX Marine Terminals Inc. Port of Baltimore Facility)	5.75	9/1/25	1,000,000	[e]	1,057,710
Maryland Health and Higher Educational Facilities Authority,
Revenue (Anne Arundel Health System Issue)	6.75	7/1/29	2,000,000		2,404,200
Maryland Health and Higher Educational Facilities Authority,
Revenue (University of Maryland Medical System Issue)	5.13	7/1/39	250,000		256,972
Massachusetts—4.9%
JPMorgan Chase Putters/Drivers Trust (Series 3896)
(Massachusetts, GO (Consolidated Loan))	5.00	4/1/19	15,000,000	[c,d]	17,834,700
JPMorgan Chase Putters/Drivers Trust (Series 4357)
(Massachusetts School Building Authority,
Senior Dedicated Sales Tax Revenue)	5.00	8/15/20	10,000,000	[c,d]	11,321,294
Massachusetts Development Finance Agency, HR
(Cape Cod Healthcare Obligated Group Issue)	5.25	11/15/41	4,370,000		4,551,923
Massachusetts Development Finance Agency,
Revenue (Tufts Medical Center Issue)	7.25	1/1/32	3,090,000		3,669,406
Massachusetts Development Finance Agency,
Revenue (Tufts Medical Center Issue)	6.75	1/1/36	1,165,000		1,337,746
Massachusetts Development Finance Agency,
Revenue (Tufts Medical Center Issue)	6.88	1/1/41	1,000,000		1,147,320
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	7.50	10/1/22	500,000		610,925
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	8.00	10/1/39	1,180,000		1,305,906
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue) (Prerefunded)	8.00	10/1/15	820,000	[a]	922,221
Massachusetts Water Pollution Abatement Trust,
Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	50,000		50,224
Michigan—1.6%
Detroit, Water Supply System Second Lien Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/22	950,000		950,456
Michigan Building Authority, Revenue (Facilities Program)	5.00	10/15/33	6,760,000		7,281,602
Michigan Building Authority, Revenue (Facilities Program)	5.38	10/15/41	3,000,000		3,231,000

82

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Michigan (continued)
Michigan Finance Authority, Revenue
(School District of the City of Detroit)	5.00	6/1/19	1,000,000		1,119,370
Michigan Finance Authority, Revenue
(School District of the City of Detroit)	5.00	6/1/20	500,000		553,695
Wayne County Airport Authority, Airport Revenue
(Detroit Metropolitan Wayne County Airport)	5.00	12/1/21	700,000	[e]	780,402
Minnesota—3.9%
JPMorgan Chase Putters/Drivers Trust
(Series 3844) (Minnesota, GO (Various Purpose))	5.00	8/1/18	17,125,000	[c,d]	20,344,155
JPMorgan Chase Putters/Drivers Trust
(Series 3845) (Minnesota, GO (Various Purpose))	5.00	8/1/18	10,000,000	[c,d]	12,113,800
Minneapolis, Health Care System
Revenue (Fairview Health Services)	6.63	11/15/28	1,000,000		1,182,250
Mississippi—.4%
Mississippi Development Bank, Special Obligation Revenue
(Jackson, Water and Sewer System Revenue Bond
Project) (Insured; Assured Guaranty Municipal Corp.)	6.88	12/1/40	1,625,000		2,069,535
Warren County, Gulf Opportunity Zone Revenue
(International Paper Company Projects)	5.80	5/1/34	1,500,000		1,589,085
Nevada—1.3%
Clark County, Airport System Revenue (Build America Bonds)	6.88	7/1/42	10,000,000	[e]	10,981,800
New Hampshire—1.3%
New Hampshire Business Finance Authority, PCR
(Public Service Company of New Hampshire Project)
(Insured; National Public Finance Guarantee Corp.)	0.09	5/1/21	12,250,000	[f]	11,208,750
New Jersey—3.5%
New Jersey, COP (Equipment Lease Purchase Agreement)	5.25	6/15/28	1,000,000		1,090,200
New Jersey Economic Development Authority,
Cigarette Tax Revenue	5.00	6/15/26	2,500,000		2,666,400
New Jersey Economic Development Authority, Private Activity
Revenue (The Goethals Bridge Replacement Project)	5.13	1/1/34	5,325,000		5,436,931
New Jersey Economic Development Authority, Private Activity
Revenue (The Goethals Bridge Replacement Project)	5.38	1/1/43	5,500,000		5,635,630
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	3/1/26	7,000,000		7,876,470
New Jersey Economic Development Authority,
Special Facility Revenue (Continental Airlines, Inc. Project)	5.63	11/15/30	1,500,000	[e]	1,500,000
New Jersey Educational Facilities Authority,
Revenue (University of Medicine and
Dentistry of New Jersey Issue) (Prerefunded)	7.50	6/1/19	2,000,000	[a]	2,637,160
New Jersey Health Care Facilities Financing Authority,
Revenue (Saint Peter’s University Hospital
Obligated Group Issue)	6.25	7/1/35	1,500,000		1,569,375

The Funds 83

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
New Jersey Transportation Trust Fund
Authority (Transportation System)	0.00	12/15/29	5,000,000	[b,e]	2,359,800
New York—15.7%
Albany Industrial Development Agency, Civic Facility Revenue
(Saint Peter’s Hospital of the City of Albany Project)	5.75	11/15/22	4,225,000		4,712,903
Brooklyn Arena Local Development Corporation,
PILOT Revenue (Barclays Center Project)	6.00	7/15/30	9,500,000		10,203,190
Brooklyn Arena Local Development Corporation,
PILOT Revenue (Barclays Center Project)	6.25	7/15/40	6,000,000		6,440,460
Brooklyn Arena Local Development Corporation,
PILOT Revenue (Barclays Center Project)	6.38	7/15/43	4,000,000		4,308,600
Hudson Yards Infrastructure Corporation,
Hudson Yards Senior Revenue	5.75	2/15/47	5,000,000		5,463,450
Metropolitan Transportation Authority,
Dedicated Tax Fund Revenue	0.00	11/15/30	10,000,000	[b]	4,890,300
Metropolitan Transportation Authority, Transportation Revenue	6.50	11/15/28	665,000	[e]	793,292
Metropolitan Transportation Authority, Transportation
Revenue (Insured; Assured Guaranty Municipal Corp.)	0.31	11/1/22	11,475,000	[e,f]	11,102,062
New York City, GO	6.00	10/15/23	500,000		604,095
New York City Industrial Development Agency,
PILOT Revenue (Queens Baseball Stadium
Project) (Insured; Assured Guaranty Corp.)	6.50	1/1/46	325,000		359,291
New York City Industrial Development Agency, PILOT Revenue
(Yankee Stadium Project) (Insured; Assured Guaranty Corp.)	7.00	3/1/49	1,300,000		1,509,768
New York City Industrial Development Agency, PILOT
Revenue (Yankee Stadium Project) (Insured; FGIC)	2.32	3/1/20	5,000,000	[f]	4,813,450
New York City Municipal Water Finance Authority, Water and
Sewer System Revenue (Citigroup Series RR II R-11931)	5.75	12/15/16	9,000,000	[c,d]	10,125,630
New York City Municipal Water Finance Authority, Water and
Sewer System Revenue (Citigroup Series RR II R-11931-1)	5.75	12/15/16	5,090,000	[c,d]	5,726,595
New York City Municipal Water Finance Authority, Water and
Sewer System Second General Resolution Revenue	5.00	6/15/34	10,000,000		10,993,600
New York Liberty Development Corporation,
Liberty Revenue (4 World Trade Center Project)	5.75	11/15/51	5,000,000		5,449,050
New York Liberty Development Corporation,
Liberty Revenue (7 World Trade Center Project)	5.00	3/15/44	2,000,000		2,021,740
New York State Dormitory Authority, Revenue (Pace University)	5.00	5/1/38	500,000		454,945
New York State Dormitory Authority, Revenue (Pace University)	4.25	5/1/42	1,000,000		786,060
New York State Dormitory Authority, Revenue (Yeshiva University)	5.00	11/1/40	500,000		435,035
New York State Dormitory Authority,
State Personal Income Tax Revenue (Education)	5.75	3/15/36	1,000,000		1,141,620

84

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
New York State Energy Research and Development Authority,
PCR (New York State Electric and Gas Corporation Project)
(Insured; National Public Finance Guarantee Corp.)	0.43	4/1/34	17,410,000	[f]	15,930,150
Port Authority of New York and New Jersey
(Consolidated Bonds, 181th Series)	4.96	8/1/46	12,000,000	[e]	12,467,160
Port Authority of New York and New Jersey,
Special Project Revenue (JFK International
Air Terminal LLC Project)	6.00	12/1/42	5,000,000	[e]	5,456,800
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	0.00	11/15/27	2,000,000	[b,e]	1,194,140
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	0.00	11/15/28	4,715,000	[b,e]	2,648,698
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	0.00	11/15/30	2,415,000	[b,e]	1,187,745
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	0.00	11/15/32	4,000,000	[b,e]	1,772,760
Triborough Bridge and Tunnel Authority,
Subordinate Revenue (MTA Bridges and Tunnels)	0.00	11/15/31	5,000,000	[b,e]	2,270,750
Triborough Bridge and Tunnel Authority,
Subordinate Revenue (MTA Bridges and Tunnels)	0.00	11/15/32	3,000,000	[b,e]	1,290,060
North Carolina—1.5%
North Carolina Eastern Municipal Power Agency,
Power System Revenue	5.00	1/1/26	11,415,000		12,455,135
North Carolina Eastern Municipal Power Agency,
Power System Revenue (Insured; Assured Guaranty Corp.)	6.00	1/1/19	215,000		238,897
Ohio—.4%
Montgomery County, Revenue (Catholic Health Initiatives)	6.25	10/1/33	1,000,000		1,132,440
Ohio Turnpike and Infrastructure Commission,
Turnpike Junior Lien Revenue (Infrastructure Projects)	0/5.70	2/15/34	3,000,000	[e,g]	2,013,390
Oregon—.3%
Oregon Health and Science University, Revenue	5.75	7/1/39	2,000,000		2,244,360
Pennsylvania—1.1%
Pennsylvania Higher Educational Facilities Authority, Revenue
(The Foundation for Indiana University of Pennsylvania
Student Housing Project at Indiana University of Pennsylvania)	5.00	7/1/32	650,000		666,217
Pennsylvania Higher Educational Facilities Authority,
Revenue (University of Pennsylvania Health System)	5.75	8/15/41	2,550,000		2,800,104
Philadelphia, GO	5.25	7/15/27	5,350,000		6,046,730
Texas—14.7%
Central Texas Regional Mobility Authority,
Senior Lien Revenue	6.00	1/1/41	5,000,000	[e]	5,301,150

The Funds 85

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Clifton Higher Education Finance Corporation,
Education Revenue (IDEA Public Schools)	5.50	8/15/31	1,250,000		1,303,338
Clifton Higher Education Finance Corporation,
Education Revenue (IDEA Public Schools)	5.00	8/15/32	2,745,000		2,766,548
Clifton Higher Education Finance Corporation,
Education Revenue (IDEA Public Schools)	6.00	8/15/33	1,500,000		1,645,350
Clifton Higher Education Finance Corporation,
Education Revenue (IDEA Public Schools)	5.75	8/15/41	1,000,000		1,042,280
Clifton Higher Education Finance Corporation,
Education Revenue (IDEA Public Schools)	5.00	8/15/42	2,750,000		2,692,718
Clifton Higher Education Finance Corporation,
Education Revenue (IDEA Public Schools)	6.00	8/15/43	2,770,000		2,983,622
Dallas and Fort Worth, Joint Improvement Revenue
(Dallas/Fort Worth International Airport)	5.00	11/1/32	7,500,000	[e]	7,757,850
Forney Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.75	8/15/33	1,000,000		1,139,770
Grand Parkway Transportation Corporation,
Grand Parkway System First Tier Toll Revenue	5.50	4/1/53	4,500,000	[e]	4,575,195
Grand Parkway Transportation Corporation,
Grand Parkway System Subordinate Toll
Revenue (Toll Equity Loan Agreement Supported)	0/5.20	10/1/31	2,000,000	[e,g]	1,321,160
Grand Parkway Transportation Corporation,
Grand Parkway System Subordinate Tier Toll
Revenue (Toll Equity Loan Agreement Supported)	0/5.40	10/1/33	2,500,000	[e,g]	1,631,800
Grand Parkway Transportation Corporation,
Grand Parkway System Subordinate Toll
Revenue (Toll Equity Loan Agreement Supported)	0/5.45	10/1/34	2,235,000	[e,g]	1,451,968
Harris County Health Facilities Development Corporation, HR
(Memorial Hermann Healthcare System) (Prerefunded)	7.00	12/1/18	1,000,000	[a]	1,277,560
Houston, Airport System Subordinate Lien Revenue	5.00	7/1/32	500,000	[e]	523,040
Houston, Airport System Subordinate Lien Revenue
(Insured; Assured Guaranty Municipal Corp.)	0.12	7/1/30	350,000	[e,f]	316,750
Houston, Airport System Subordinate Lien Revenue
(Insured; Assured Guaranty Municipal Corp.)	0.20	7/1/30	11,525,000	[e,f]	10,430,125
Houston, Airport System Subordinate Lien Revenue
(Insured; Assured Guaranty Municipal Corp.)	0.22	7/1/30	3,800,000	[e,f]	3,439,000
Houston, Combined Utility System First Lien Revenue	5.00	11/15/30	5,350,000		5,966,641
Houston Higher Education Finance Corporation,
Higher Education Revenue (Cosmos Foundation, Inc.)	5.88	5/15/21	915,000		1,026,786
Houston Higher Education Finance Corporation,
Higher Education Revenue (Cosmos Foundation, Inc.)	6.50	5/15/31	2,800,000		3,121,104
Houston Higher Education Finance Corporation,
Higher Education Revenue (Cosmos Foundation, Inc.)	6.88	5/15/41	3,000,000		3,392,760

86

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
North Texas Education Finance Corporation,
Education Revenue (Uplift Education)	4.88	12/1/32	1,630,000		1,626,903
North Texas Tollway Authority, First Tier System Revenue	6.00	1/1/38	7,000,000	[e]	7,761,810
North Texas Tollway Authority,
Special Projects System Revenue	5.50	9/1/41	20,000,000	[e]	22,031,400
Texas Private Activity Bond Surface Transportation
Corporation, Senior Lien Revenue (LBJ Infrastructure
Group LLC IH-635 Managed Lanes Project)	7.00	6/30/40	7,000,000	[e]	7,925,610
Texas Private Activity Bond Surface Transportation
Corporation, Senior Lien Revenue (North Tarrant Express
Mobility Partners Segments 3 LLC Segments 3A and 3B Facility)	7.00	12/31/38	10,000,000	[e]	11,177,700
Texas Private Activity Bond Surface Transportation Corporation,
Senior Lien Revenue (North Tarrant Express Mobility Partners
Segments 3 LLC Segments 3A and 3B Facility)	6.75	6/30/43	5,000,000	[e]	5,477,350
Texas Private Activity Bond Surface Transportation
Corporation, Senior Lien Revenue (NTE Mobility
Partners LLC North Tarrant Express Managed Lanes Project)	7.50	12/31/31	2,500,000	[e]	2,872,850
Texas Transportation Commission,
Central Texas Turnpike System First Tier Revenue	5.00	8/15/41	3,500,000	[e]	3,542,070
Virginia—1.7%
Chesapeake, Transportation System Senior Toll Road Revenue	0/4.88	7/15/40	2,000,000	[e,g]	997,540
Virginia Small Business Financing Authority,
Senior Lien Revenue (95 Express Lanes LLC Project)	5.00	1/1/40	7,510,000	[e]	7,333,815
Virginia Small Business Financing Authority, Senior Lien
Revenue (Elizabeth River Crossing Opco, LLC Project)	5.25	1/1/32	4,000,000	[e]	4,080,920
Virginia Small Business Financing Authority, Senior Lien
Revenue (Elizabeth River Crossing Opco, LLC Project)	6.00	1/1/37	2,000,000	[e]	2,133,500
Washington—.4%
Washington, GO (Motor Vehicle Fuel Tax)	4.00	8/1/29	3,000,000		3,111,900
Wisconsin—.6%
Oneida Tribe of Indians, Retail Sales Revenue	6.50	2/1/31	1,325,000	[d]	1,457,487
Wisconsin, General Fund Annual Appropriation Bonds	5.38	5/1/25	1,000,000		1,160,600
Wisconsin, General Fund Annual Appropriation Bonds	5.75	5/1/33	1,500,000		1,683,195
Wisconsin, General Fund Annual Appropriation Bonds	6.00	5/1/33	1,000,000		1,132,450
U.S. Related—5.0%
A.B. Won International Airport Authority of Guam, General Revenue	6.25	10/1/34	1,000,000	[e]	1,061,000
A.B. Won International Airport Authority of Guam, General Revenue	6.38	10/1/43	1,000,000	[e]	1,054,950
A.B. Won International Airport Authority of Guam,
General Revenue (Insured; Assured Guaranty Municipal Corp.)	6.00	10/1/34	2,000,000	[e]	2,171,840
A.B. Won International Airport Authority of Guam,
General Revenue (Insured; Assured Guaranty Municipal Corp.)	6.13	10/1/43	2,000,000	[e]	2,172,060
Guam, Hotel Occupancy Tax Revenue	6.00	11/1/26	2,500,000		2,775,550

The Funds 87

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Related (continued)
Guam, Hotel Occupancy Tax Revenue	6.13	11/1/31	5,000,000		5,469,100
Guam, Hotel Occupancy Tax Revenue	6.50	11/1/40	2,000,000		2,234,360
Guam Government Department of Education, COP
(John F. Kennedy High School Project)	6.63	12/1/30	1,000,000		1,027,070
Puerto Rico Electric Power Authority, Power Revenue	5.00	7/1/21	500,000		466,675
Puerto Rico Electric Power Authority, Power Revenue	5.00	7/1/22	2,000,000		1,463,000
Puerto Rico Electric Power Authority, Power Revenue	6.75	7/1/36	10,000,000		7,337,700
Puerto Rico Electric Power Authority, Power Revenue	7.00	7/1/43	5,235,000		3,855,682
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	750,000		728,857
Puerto Rico Government Development Bank, Senior Notes	5.25	1/1/15	1,425,000		1,365,948
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	10,000,000	[g]	7,488,300
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	750,000	[g]	407,077
Virgin Islands Public Finance Authority, Subordinated Revenue
(Virgin Islands Matching Fund Loan Note—Diageo Project)	6.75	10/1/37	2,000,000		2,202,740
Total Long-Term Municipal Investments
(cost $868,945,322)					908,531,072

Short-Term Municipal Investments—2.0%
Colorado—.1%
Colorado Educational and Cultural Facilities Authority,
Revenue (National Jewish Federation
Bond Program) (LOC; TD Bank)	0.03	3/3/14	1,000,000	[h]	1,000,000
Florida—.2%
Pinellas County Health Facilities Authority, Health System
Revenue (Baycare Health System Issue) (LOC; U.S. Bancorp)	0.04	3/3/14	2,150,000	[h]	2,150,000
Iowa—.1%
Iowa Finance Authority, Private College Facility Revenue
(Morningside College Project) (LOC; U.S. Bank NA)	0.04	3/3/14	600,000	[h]	600,000
Minnesota—.1%
Center City, Health Care Facilities Revenue
(Hazelden Foundation Project) (LOC; U.S. Bank NA)	0.04	3/3/14	845,000	[h]	845,000
Missouri—.6%
Missouri Health and Educational Facilities Authority, Educational
Facilities Revenue (Drury College) (LOC; PNC Bank NA)	0.03	3/3/14	1,200,000	[h]	1,200,000
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (Saint Louis
University) (LOC; Wells Fargo Bank)	0.03	3/3/14	1,500,000	[h]	1,500,000
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (The Washington
University) (SBPA; Wells Fargo Bank)	0.03	3/3/14	2,120,000	[h]	2,120,000

88

BNY Mellon Municipal Opportunities Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York—.1%
New York City, GO Notes (LOC; Fortis Bank)	0.04	3/3/14	500,000	[h]	500,000
Pennsylvania—.1%
Lancaster County Hospital Authority, Health Center Revenue
(Masonic Homes Project) (LOC; JPMorgan Chase Bank)	0.04	3/3/14	750,000	[h]	750,000
Vermont—.3%
Vermont Educational and Health Buildings Financing
Agency, HR (Northeastern Vermont Regional
Hospital Project) (LOC; TD Bank)	0.04	3/3/14	2,800,000	[h]	2,800,000
Wisconsin—.4%
Wisconsin Health and Educational Facilities Authority,
Revenue (Fort Healthcare, Inc.) (LOC; JPMorgan Chase Bank)	0.04	3/3/14	3,200,000	[h]	3,200,000
Wisconsin Health and Educational Facilities Authority,
Revenue (Meriter Hospital, Inc. Project)
(LOC; JPMorgan Chase Bank)	0.04	3/3/14	695,000	[h]	695,000
Total Short-Term Municipal Investments
(cost $17,360,000)					17,360,000

Total Investments (cost $886,305,322)			106.4%		925,891,072
Liabilities, Less Cash and Receivables			(6.4%)		(55,971,085)
Net Assets			100.0%		869,919,987

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Security issued with a zero coupon. Income is recognized through the accretion of discount.
c Collateral for floating rate borrowings.
[d] Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2014, these securities were valued at $127,452,921 or 14.7% of net assets.
e At February 28, 2014, the fund had $251,154,864 or 28.9% of net assets invested in securities whose payment of principal and interest is dependent upon revenues generated from transportation services.
f Variable rate security—interest rate subject to periodic change.
g Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[h] Variable rate demand note—rate shown is the interest rate in effect at February 28, 2014. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Transportation Services	28.9	City	3.4
Education	17.4	Lease	2.4
Special Tax	11.1	Prerefunded	1.2
Health Care	11.0	Housing	.3
Utility-Electric	6.5	Resource Recovery	.3
State/Territory	5.9	Pollution Control	.1
Industrial	5.5	Other	7.0
Utility-Water and Sewer	5.4		106.4

† Based on net assets.

The Funds 89

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT	Payment in Lieu of Taxes	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

90

STATEMENT OF FINANCIAL FUTURES

February 28, 2014 (Unaudited)

				Unrealized
		Market Value		Appreciation
BNY Mellon		Covered by		(Depreciation)
Municipal Opportunities Fund	Contracts	Contracts ($)	Expiration	at 2/28/2014 ($)
Financial Futures Short
U.S. Treasury 5 Year Notes	500	(59,929,688)	June 2014	66,406
U.S. Treasury 10 Year Notes	1700	(211,703,125)	June 2014	359,519
U.S. Treasury Long Bonds	200	(26,612,500)	June 2014	14,062
U.S. Treasury Ultra Long Bonds	200	(28,718,750)	June 2014	(12,500)
Gross Unrealized Appreciation				439,987
Gross Unrealized Depreciation				(12,500)

See notes to financial statements.

The Funds 91

STATEMENTS OF ASSETS AND LIABILITIES

February 28, 2014 (Unaudited)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	National	National	Pennsylvania	Massachusetts
	Intermediate	Short-Term	Intermediate	Intermediate
	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund
Assets ($):
Investments in securities—
See Statement of Investments†	1,742,818,032	1,325,371,130	331,356,447	302,036,531
Cash	—	3,310,639	—	1,264,187
Cash on Initial Margin—Note 5	501,500	—	132,750	103,250
Interest receivable	19,659,812	11,159,049	4,223,646	2,638,686
Receivable for investment securites sold	—	—	—	111,279
Receivable for shares of Beneficial Interest subscribed	1,858,560	2,024,071	18,000	526,431
Receivable for futures variation margin—Note 5	70,544	—	18,673	14,524
Prepaid expenses	22,759	19,697	14,758	11,874
	1,764,931,207	1,341,884,586	335,764,274	306,706,762
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(c)	507,643	378,872	139,710	91,447
Due to Administrator—Note 4(a)	165,781	124,140	31,785	28,388
Cash overdraft due to Custodian	69,533	—	746,084	—
Payable for investment securities purchased	—	2,050,000	—	1,512,196
Payable for shares of Beneficial Interest redeemed	551,001	840,415	124,442	119,515
Accrued expenses	182,491	23,943	61,731	94,794
	1,476,449	3,417,370	1,103,752	1,846,340
Net Assets ($)	1,763,454,758	1,338,467,216	334,660,522	304,860,422
Composition of Net Assets ($):
Paid—in capital	1,674,940,487	1,325,717,090	324,096,585	291,646,989
Accumulated undistributed investment income—net	227,836	14,051	13,661	—
Accumulated net realized gain (loss) on investments	(2,385,524)	(155,039)	(2,065,792)	(1,789,213)
Accumulated net unrealized appreciation (depreciation)
on investments (including $71,904 appreciation on
financial futures for BNY Mellon National Intermediate
Municipal Bond Fund, $19,033 appreciation on financial
futures for BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund and $14,804 appreciation on
financial futures for BNY Mellon Massachusetts
Intermediate Municipal Bond Fund)	90,671,959	12,891,114	12,616,068	15,002,646
Net Assets ($)	1,763,454,758	1,338,467,216	334,660,522	304,860,422
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,723,607,001	1,331,465,664	329,194,090	296,461,584
Shares Outstanding	126,741,099	102,776,915	26,497,993	23,084,458
Net Asset Value Per Share ($)	13.60	12.95	12.42	12.84
Investor Shares
Net Assets ($)	39,847,757	7,001,552	5,466,432	8,398,838
Shares Outstanding	2,933,301	540,751	440,503	654,082
Net Asset Value Per Share ($)	13.58	12.95	12.41	12.84
† Investments at cost ($)	1,652,217,977	1,312,480,016	318,759,412	287,048,689

See notes to financial statements.

92

	BNY Mellon
	New York	BNY Mellon
	Intermediate	Municipal
	Tax-Exempt Bond Fund	Opportunities Fund
Assets ($):
Investments in securities—See Statement of Investments†	183,000,185	925,891,072
Cash	—	112,635
Cash on Initial Margin—Note 5	59,000	4,222,500
Interest receivable	2,062,461	9,491,148
Receivable for shares of Beneficial Interest subscribed	—	1,509,500
Receivable for futures variation margin—Note 5	8,299	417,087
Prepaid expenses	17,844	20,009
	185,147,789	941,663,951
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(c)	61,228	352,449
Due to Administrator—Note 4(a)	17,458	81,094
Cash overdraft due to Custodian	316,802	—
Payable for floating rate notes issued—Note 5	—	69,540,000
Payable for investment securities purchased	—	1,500,000
Payable for shares of Beneficial Interest redeemed	5,016	13,509
Interest and expense payable related
to floating rate notes issued—Note 5	—	104,725
Accrued expenses	65,700	152,187
	466,204	71,743,964
Net Assets ($)	184,681,585	869,919,987
Composition of Net Assets ($):
Paid—in capital	177,770,865	860,567,831
Accumulated undistributed investment income—net	13,769	421,641
Accumulated net realized gain (loss) on investments	(1,268,238)	(31,082,722)
Accumulated net unrealized appreciation (depreciation) on investments
(including $8,459 appreciation on financial futures for BNY Mellon New York
Intermediate Tax-Exempt Bond Fund and $427,487 appreciation (depreciation)
on financial futures for BNY Mellon Municipal Opportunities Fund)	8,165,189	40,013,237
Net Assets ($)	184,681,585	869,919,987
Net Asset Value Per Share
Class M Shares
Net Assets ($)	167,400,378	867,406,919
Shares Outstanding	14,934,562	68,381,978
Net Asset Value Per Share ($)	11.21	12.68
Investor Shares
Net Assets ($)	17,281,207	2,513,068
Shares Outstanding	1,540,838	198,098
Net Asset Value Per Share ($)	11.22	12.69
† Investments at cost ($)	174,843,455	886,305,322

See notes to financial statements.

The Funds 93

STATEMENTS OF OPERATIONS

Six Months Ended February 28, 2014 (Unaudited)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	National	National	Pennsylvania	Massachusetts
	Intermediate	Short-Term	Intermediate	Intermediate
	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund
Investment Income ($):
Interest Income	29,779,454	7,885,739	6,252,085	5,239,592
Expenses:
Investment advisory fee—Note 4(a)	3,014,416	2,136,775	866,930	535,804
Administration fee—Note 4(a)	1,068,501	757,449	215,100	189,917
Trustees’ fees and expenses—Note 4(c)	51,687	35,546	11,105	9,360
Shareholder servicing costs—Note 4(b)	47,774	9,181	5,763	10,327
Custodian fees—Note 4(b)	46,340	38,704	13,067	12,026
Professional fees	43,624	40,044	23,070	19,254
Registration fees	14,239	26,545	14,070	13,981
Loan commitment fees—Note 3	10,770	6,506	1,760	1,867
Prospectus and shareholders’ reports	6,531	4,673	3,842	2,686
Miscellaneous	52,530	42,782	23,015	27,350
Total Expenses	4,356,412	3,098,205	1,177,722	822,572
Less—reduction in fees due to
earnings credits—Note 4(b)	(15)	(2)	(2)	(5)
Net Expenses	4,356,397	3,098,203	1,177,720	822,567
Investment Income—Net	25,423,057	4,787,536	5,074,365	4,417,025
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	(2,758,793)	(249,577)	397,132	(435,362)
Net realized gain (loss) on financial futures	259,025	—	68,565	53,328
Net Realized Gain (Loss)	(2,499,768)	(249,577)	465,697	(382,034)
Net unrealized appreciation
(depreciation) on investments	53,495,314	9,736,196	7,427,758	7,981,522
Net unrealized appreciation
(depreciation) on financial futures	(1,357,159)	—	(359,248)	(279,415)
Net Unrealized Appreciation (Depreciation)	52,138,155	9,736,196	7,068,510	7,702,107
Net Realized and Unrealized
Gain (Loss) on Investments	49,638,387	9,486,619	7,534,207	7,320,073
Net Increase in Net Assets
Resulting from Operations	75,061,444	14,274,155	12,608,572	11,737,098

See notes to financial statements.

94

	BNY Mellon	BNY Mellon
	New York Intermediate	Municipal
	Tax-Exempt Bond Fund	Opportunities Fund
Investment Income ($):
Interest Income	3,267,529	21,279,646
Expenses:
Investment advisory fee—Note 4(a)	478,975	2,221,571
Administration fee—Note 4(a)	118,840	551,208
Interest and expense for floating rate notes issued—Note 5	—	257,902
Shareholder servicing costs—Note 4(c)	21,534	3,930
Professional fees	20,227	32,046
Registration fees	14,640	14,997
Custodian fees—Note 4(c)	7,827	36,024
Prospectus and shareholders’ reports	6,522	3,833
Trustees’ fees and expenses—Note 4(d)	6,465	26,675
Loan commitment fees—Note 3	1,316	6,425
Miscellaneous	23,959	40,029
Total Expenses	700,305	3,194,640
Less—reduction in expenses due to undertaking—Note 4(a)	(112,276)	—
Less—reduction in fees due to earnings credits—Note 4(b)	(19)	(2)
Net Expenses	588,010	3,194,638
Investment Income—Net	2,679,519	18,085,008
Realized and Unrealized Gain (Loss) on Investments—Note 5 ($):
Net realized gain (loss) on investments	185,030	(13,985,562)
Net realized gain (loss) on financial futures	30,473	(2,909,935)
Net Realized Gain (Loss)	215,503	(16,895,497)
Net unrealized appreciation (depreciation) on investments	4,498,004	61,771,904
Net unrealized appreciation (depreciation) on financial futures	(159,666)	(4,041,263)
Net Unrealized Appreciation (Depreciation)	4,338,338	57,730,641
Net Realized and Unrealized Gain (Loss) on Investments	4,553,841	40,835,144
Net Increase in Net Assets Resulting from Operations	7,233,360	58,920,152

See notes to financial statements.

The Funds 95

STATEMENT OF CASH FLOWS

February 28, 2014 (Unaudited)

BNY Mellon Municipal Opportunities Fund
Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(249,824,654)
Proceeds from sales of portfolio securities	354,695,493
Financial futures transactions	(8,361,411)
Net sale of short-term portfolio securities	25,790,000
Interest received	22,904,210
Operating expenses paid	(905,118)
Cash paid to The Dreyfus Corporation for investment advisory fee	(2,315,310)
Net Cash Used by Operating Activities		141,983,210
Cash Flows from Financing Activities ($):
Net Beneffical Interest transactions		(119,750,142)
Dividends paid		(20,391,567)
Increase in cash		1,841,501
Cash overdraft due to custodian at beginning of period		(1,728,866)
Cash at end of period		112,635
Reconciliation of Net Increase in Net Assets Resulting from
Operations to Net Cash Used by Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		58,920,152
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities ($):
Purchases of portfolio securities		(249,824,654)
Proceeds from sales of portfolio securities		354,695,493
Financial futures transactions		(8,361,411)
Net sales of short-term portfolio securities		25,790,000
Decrease in interest receivable		930,071
Increase in accrued operating expenses		102,001
Increase in prepaid expenses		(14,123)
Decrease in Due to The Dreyfus Corporation		(93,739)
Decrease in Due to Administrator		(19,929)
Decrease in interest and expense payable related to floating rate notes issued		(20,771)
Net realized gain on investments and financial futures		16,895,497
Net unrealized appreciation on investments and financial futures		(57,730,641)
Net amortization of premiums on investments		715,264
Net Cash Used by Operating Activities		141,983,210
Supplemental non-cash financing disclosure
Reinvestment of dividends		15,882,977

See notes to financial statements.

96

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon National Intermediate		BNY Mellon National Short-Term
	Municipal Bond Fund		Municipal Bond Fund
	Six Months Ended		Six Months Ended
	February 28, 2014	Year Ended	February 28, 2014	Year Ended
	(Unaudited)	August 31, 2013	(Unaudited)	August 31, 2013
Operations ($):
Investment income—net	25,423,057	53,150,271	4,787,536	11,069,807
Net realized gain (loss) on investments	(2,499,768)	(2,955,901)	(249,577)	790,103
Net unrealized appreciation (depreciation) on investments	52,138,155	(95,547,790)	9,736,196	(14,689,097)
Net Increase (Decrease) in Net Assets
Resulting from Operations	75,061,444	(45,353,420)	14,274,155	(2,829,187)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(24,824,932)	(49,834,763)	(4,780,164)	(10,983,597)
Investor Shares	(511,738)	(1,041,900)	(19,697)	(28,813)
Net realized gain on investments:
Class M Shares	—	(6,792,322)	(652,036)	—
Investor Shares	—	(168,134)	(4,310)	—
Total Dividends	(25,336,670)	(57,837,119)	(5,456,207)	(11,012,410)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	220,552,140	485,500,300	427,304,587	902,337,667
Investor Shares	12,366,379	18,989,323	12,135,148	10,907,456
Dividends reinvested:
Class M Shares	3,583,693	10,289,542	1,522,673	2,626,274
Investor Shares	354,729	817,405	23,307	24,109
Cost of shares redeemed:
Class M Shares	(241,942,268)	(399,600,859)	(288,113,379)	(950,340,471)
Investor Shares	(11,065,780)	(18,513,418)	(9,689,908)	(10,385,328)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(16,151,107)	97,482,293	143,182,428	(44,830,293)
Total Increase (Decrease) in Net Assets	33,573,667	(5,708,246)	152,000,376	(58,671,890)
Net Assets ($):
Beginning of Period	1,729,881,091	1,735,589,337	1,186,466,840	1,245,138,730
End of Period	1,763,454,758	1,729,881,091	1,338,467,216	1,186,466,840
Undistributed investment income—net	227,836	141,449	14,051	26,376

The Funds 97

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon National Intermediate		BNY Mellon National Short-Term
	Municipal Bond Fund		Municipal Bond Fund
	Six Months Ended		Six Months Ended
	February 28, 2014	Year Ended	February 28, 2014	Year Ended
	(Unaudited)	August 31, 2013	(Unaudited)	August 31, 2013
Capital Share Transactions:
Class M Shares
Shares sold	16,454,909	34,944,891	33,088,835	69,552,896
Shares issued for dividends reinvested	266,570	741,039	117,910	202,542
Shares redeemed	(18,076,093)	(29,008,348)	(22,309,889)	(73,268,112)
Net Increase (Decrease) in Shares Outstanding	(1,354,614)	6,677,582	10,896,856	(3,512,674)
Investor Shares
Shares sold	924,352	1,381,566	942,076	841,370
Shares issued for dividends reinvested	26,413	59,050	1,806	1,863
Shares redeemed	(827,565)	(1,356,254)	(751,652)	(803,237)
Net Increase (Decrease) in Shares Outstanding	123,200	84,362	192,230	39,996

See notes to financial statements.

98

	BNY Mellon Pennsylvania
	Intermediate Municipal Bond Fund
	Six Months Ended
	February 28, 2014	Year Ended
	(Unaudited)	August 31, 2013
Operations ($):
Investment income—net	5,074,365	11,071,020
Net realized gain (loss) on investments	465,697	1,115,685
Net unrealized appreciation (depreciation) on investments	7,068,510	(25,193,478)
Net Increase (Decrease) in Net Assets
Resulting from Operations	12,608,572	(13,006,773)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(5,027,777)	(10,874,551)
Investor Shares	(61,889)	(141,559)
Net realized gain on investments:
Class M Shares	(3,103,111)	(2,706,194)
Investor Shares	(47,276)	(34,536)
Total Dividends	(8,240,053)	(13,756,840)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	15,285,146	36,503,372
Investor Shares	2,023,981	1,446,499
Dividends reinvested:
Class M Shares	2,158,802	2,201,734
Investor Shares	80,744	110,542
Cost of shares redeemed:
Class M Shares	(49,994,210)	(58,186,969)
Investor Shares	(893,193)	(5,572,056)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(31,338,730)	(23,496,878)
Total Increase (Decrease) in Net Assets	(26,970,211)	(50,260,491)
Net Assets ($):
Beginning of Period	361,630,733	411,891,224
End of Period	334,660,522	361,630,733
Undistributed investment income—net	13,661	28,962
Capital Share Transactions (Shares):
Class M Shares
Shares sold	1,240,367	2,800,978
Shares issued for dividends reinvested	176,150	168,469
Shares redeemed	(4,057,932)	(4,495,344)
Net Increase (Decrease) in Shares Outstanding	(2,641,415)	(1,525,897)
Investor Shares
Shares sold	163,883	112,024
Shares issued for dividends reinvested	6,566	8,540
Shares redeemed	(72,736)	(426,206)
Net Increase (Decrease) in Shares Outstanding	97,713	(305,642)

See notes to financial statements.

The Funds 99

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Massachusetts
	Intermediate Municipal Bond Fund
	Six Months Ended
	February 28, 2014	Year Ended
	(Unaudited)	August 31, 2013
Operations ($):
Investment income—net	4,417,025	9,659,275
Net realized gain (loss) on investments	(382,034)	651,128
Net unrealized appreciation (depreciation) on investments	7,702,107	(20,747,063)
Net Increase (Decrease) in Net Assets
Resulting from Operations	11,737,098	(10,436,660)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(4,332,578)	(9,398,874)
Investor Shares	(109,087)	(235,761)
Net realized gain on investments:
Class M Shares	(1,993,315)	(3,698,997)
Investor Shares	(55,854)	(104,182)
Total Dividends	(6,490,834)	(13,437,814)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	29,475,187	51,508,436
Investor Shares	189,236	4,144,022
Dividends reinvested:
Class M Shares	1,990,065	4,119,877
Investor Shares	134,113	261,386
Cost of shares redeemed:
Class M Shares	(52,747,890)	(66,422,157)
Investor Shares	(327,761)	(4,589,879)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(21,287,050)	(10,978,315)
Total Increase (Decrease) in Net Assets	(16,040,786)	(34,852,789)
Net Assets ($):
Beginning of Period	320,901,208	355,753,997
End of Period	304,860,422	320,901,208
Undistributed investment income—net	—	24,640

100

	BNY Mellon Massachusetts
	Intermediate Municipal Bond Fund
	Six Months Ended
	February 28, 2014	Year Ended
	(Unaudited)	August 31, 2013
Capital Share Transactions:
Class M Shares
Shares sold	2,315,257	3,859,357
Shares issued for dividends reinvested	156,870	308,262
Shares redeemed	(4,151,522)	(5,001,396)
Net Increase (Decrease) in Shares Outstanding	(1,679,395)	(833,777)
Investor Shares
Shares sold	14,832	311,223
Shares issued for dividends reinvested	10,557	19,592
Shares redeemed	(25,747)	(348,961)
Net Increase (Decrease) in Shares Outstanding	(358)	(18,146)

See notes to financial statements.

The Funds 101

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon New York
	Intermediate Tax-Exempt Bond Fund
	Six Months Ended
	February 28, 2014	Year Ended
	(Unaudited)	August 31, 2013
Operations ($):
Investment income—net	2,679,519	5,579,289
Net realized gain (loss) on investments	215,503	1,525,940
Net unrealized appreciation (depreciation) on investments	4,338,338	(14,276,408)
Net Increase (Decrease) in Net Assets
Resulting from Operations	7,233,360	(7,171,179)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(2,460,575)	(5,104,571)
Investor Shares	(219,769)	(436,856)
Net realized gain on investments:
Class M Shares	(2,663,858)	(2,118,837)
Investor Shares	(258,819)	(198,769)
Total Dividends	(5,603,021)	(7,859,033)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	10,096,835	30,937,709
Investor Shares	1,310,037	3,170,548
Dividends reinvested:
Class M Shares	1,646,812	1,787,615
Investor Shares	424,255	510,973
Cost of shares redeemed:
Class M Shares	(30,476,822)	(38,115,417)
Investor Shares	(2,537,292)	(3,539,017)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(19,536,175)	(5,247,589)
Total Increase (Decrease) in Net Assets	(17,905,836)	(20,277,801)
Net Assets ($):
Beginning of Period	202,587,421	222,865,222
End of Period	184,681,585	202,587,421
Undistributed investment income—net	13,769	14,594
Capital Share Transactions (Shares):
Class M Shares
Shares sold	905,101	2,629,856
Shares issued for dividends reinvested	148,880	151,302
Shares redeemed	(2,732,834)	(3,262,649)
Net Increase (Decrease) in Shares Outstanding	(1,678,853)	(481,491)
Investor Shares
Shares sold	117,408	269,998
Shares issued for dividends reinvested	38,181	43,524
Shares redeemed	(226,935)	(302,528)
Net Increase (Decrease) in Shares Outstanding	(71,346)	10,994

See notes to financial statements.

102

	BNY Mellon
	Municipal Opportunities Fund
	Six Months Ended
	February 28, 2014	Year Ended
	(Unaudited)	August 31, 2013
Operations ($):
Investment income—net	18,085,008	28,972,464
Net realized gain (loss) on investments	(16,895,497)	10,488,346
Net unrealized appreciation (depreciation) on investments	57,730,641	(87,679,540)
Net Increase (Decrease) in Net Assets
Resulting from Operations	58,920,152	(48,218,730)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(17,598,843)	(28,517,581)
Investor Shares	(58,548)	(83,551)
Net realized gain on investments:
Class M Shares	(18,547,570)	(6,451,408)
Investor Shares	(69,583)	(19,941)
Total Dividends	(36,274,544)	(35,072,481)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	109,900,335	414,934,700
Investor Shares	3,301,732	3,786,582
Dividends reinvested:
Class M Shares	15,768,507	11,827,421
Investor Shares	114,470	86,338
Cost of shares redeemed:
Class M Shares	(227,560,341)	(118,973,112)
Investor Shares	(3,936,670)	(2,954,766)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(102,411,967)	308,707,163
Total Increase (Decrease) in Net Assets	(79,766,359)	225,415,952
Net Assets ($):
Beginning of Period	949,686,346	724,270,394
End of Period	869,919,987	949,686,346
Undistributed (distributions in excess of) investment income—net	421,641	(5,976)
Capital Share Transactions (Shares):
Class M Shares
Shares sold	8,764,078	30,815,706
Shares issued for dividends reinvested	1,267,458	886,429
Shares redeemed	(18,147,984)	(8,980,195)
Net Increase (Decrease) in Shares Outstanding	(8,116,448)	22,721,940
Investor Shares
Shares sold	263,930	284,075
Shares issued for dividends reinvested	9,189	6,477
Shares redeemed	(313,089)	(225,877)
Net Increase (Decrease) in Shares Outstanding	(39,970)	64,675

See notes to financial statements.

The Funds 103

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon municipal bond fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from each fund’s financial statements.

				Class M Shares
	Six Months Ended
BNY Mellon National	February 28, 2014			Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	13.22		13.98	13.45	13.75	13.10	12.84
Investment Operations:
Investment income—net[a]	.20		.41	.43	.48	.50	.52
Net realized and unrealized
gain (loss) on investments	.38		(.73)	.53	(.22)	.65	.27
Total from Investment Operations	.58		(.32)	.96	.26	1.15	.79
Distributions:
Dividends from investment income—net	(.20)		(.39)	(.43)	(.48)	(.50)	(.52)
Dividends from net realized gain on investments	—		(.05)	(.00)[b]	(.08)	—	(.01)
Total Distributions	(.20)		(.44)	(.43)	(.56)	(.50)	(.53)
Net asset value, end of period	13.60		13.22	13.98	13.45	13.75	13.10
Total Return (%)	4.46	[c]	(2.43)	7.25	2.07	8.96	6.37
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50	[d]	.50	.50	.50	.50	.51
Ratio of net expenses to average net assets	.50	[d]	.50	.50	.50	.50	.51
Ratio of net investment income
to average net assets	2.96	[d]	2.94	3.16	3.65	3.76	4.11
Portfolio Turnover Rate	11.56	[c]	24.05	25.31	39.88	42.75	42.82
Net Assets, end of period ($ x 1,000)	1,723,607		1,692,786	1,697,522	1,535,563	1,638,004	1,366,960

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

104

				Investor Shares
	Six Months Ended
BNY Mellon National	February 28, 2014			Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	13.20		13.97	13.44	13.73	13.09	12.83
Investment Operations:
Investment income—net[a]	.18		.37	.40	.45	.47	.49
Net realized and unrealized
gain (loss) on investments	.38		(.74)	.53	(.21)	.64	.27
Total from Investment Operations	.56		(.37)	.93	.24	1.11	.76
Distributions:
Dividends from investment income—net	(.18)		(.35)	(.40)	(.45)	(.47)	(.49)
Dividends from net realized gain on investments	—		(.05)	(.00)[b]	(.08)	—	(.01)
Total Distributions	(.18)		(.40)	(.40)	(.53)	(.47)	(.50)
Net asset value, end of period	13.58		13.20	13.97	13.44	13.73	13.09
Total Return (%)	4.26	[c]	(2.68)	6.99	1.90	8.61	6.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	[d]	.75	.75	.75	.75	.76
Ratio of net expenses to average net assets	.75	[d]	.75	.75	.75	.75	.76
Ratio of net investment income
to average net assets	2.72	[d]	2.68	2.92	3.41	3.51	3.88
Portfolio Turnover Rate	11.56	[c]	24.05	25.31	39.88	42.75	42.82
Net Assets, end of period ($ x 1,000)	39,848		37,095	38,067	41,237	33,931	26,368

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

The Funds	105

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
	Six Months Ended
BNY Mellon National Short-Term	February 28, 2014				Year Ended August 31,
Municipal Bond Fund	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	12.86		13.01	12.99	13.01	12.80	12.69
Investment Operations:
Investment income—net[a]	.05		.12	.15	.18	.21	.31
Net realized and unrealized
gain (loss) on investments	.10		(.15)	.02	(.02)	.21	.14
Total from Investment Operations	.15		(.03)	.17	.16	.42	.45
Distributions:
Dividends from investment income—net	(.05)		(.12)	(.15)	(.18)	(.21)	(.34)
Dividends from net realized gain on investments	(.01)		—	—	—	—	—
Total Distributions	(.06)		(.12)	(.15)	(.18)	(.21)	(.34)
Net asset value, end of period	12.95		12.86	13.01	12.99	13.01	12.80
Total Return (%)	1.15	[b]	(.27)	1.34	1.31	3.22	3.61
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	[c]	.50	.51	.51	.51	.54
Ratio of net expenses to average net assets	.51	[c]	.50	.51	.51	.51	.54
Ratio of net investment income
to average net assets	.79	[c]	.89	1.18	1.38	1.60	2.50
Portfolio Turnover Rate	10.30	[b]	41.94	34.17	24.33	16.46	12.61
Net Assets, end of period ($ x 1,000)	1,331,466		1,181,988	1,241,129	1,088,334	1,060,685	536,597

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

106

				Investor Shares
	Six Months Ended
BNY Mellon National Short-Term	February 28, 2014				Year Ended August 31,
Municipal Bond Fund	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	12.85		13.00	12.97	12.99	12.78	12.68
Investment Operations:
Investment income—net[a]	.03		.08	.12	.15	.19	.31
Net realized and unrealized
gain (loss) on investments	.11		(.15)	.03	(.02)	.20	.10
Total from Investment Operations	.14		(.07)	.15	.13	.39	.41
Distributions:
Dividends from investment income—net	(.03)		(.08)	(.12)	(.15)	(.18)	(.31)
Dividends from net realized gain on investments	(.01)		—	—	—	—	—
Total Distributions	(.04)		(.08)	(.12)	(.15)	(.18)	(.31)
Net asset value, end of period	12.95		12.85	13.00	12.97	12.99	12.78
Total Return (%)	1.10	[b]	(.52)	1.17	.98	3.05	3.28
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76	[c]	.76	.76	.77	.77	.80
Ratio of net expenses to average net assets	.76	[c]	.76	.76	.77	.77	.80
Ratio of net investment income
to average net assets	.54	[c]	.63	.92	1.15	1.39	2.38
Portfolio Turnover Rate	10.30	[b]	41.94	34.17	24.33	16.46	12.61
Net Assets, end of period ($ x 1,000)	7,002		4,479	4,009	4,021	2,356	1,420

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

The Funds	107

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
	Six Months Ended
BNY Mellon Pennsylvania	February 28, 2014				Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	12.27		13.15	12.77	12.96	12.40	12.35
Investment Operations:
Investment income—net[a]	.18		.36	.42	.46	.46	.48
Net realized and unrealized
gain (loss) on investments	.26		(.79)	.38	(.19)	.56	.09
Total from Investment Operations	.44		(.43)	.80	.27	1.02	.57
Distributions:
Dividends from investment income—net	(.18)		(.36)	(.42)	(.46)	(.46)	(.48)
Dividends from net realized gain on investments	(.11)		(.09)	—	—	(.00)[b]	(.04)
Total Distributions	(.29)		(.45)	(.42)	(.46)	(.46)	(.52)
Net asset value, end of period	12.42		12.27	13.15	12.77	12.96	12.40
Total Return (%)	3.73	[c]	(3.47)	6.34	2.21	8.44	4.90
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.68	[d]	.67	.67	.66	.66	.67
Ratio of net expenses to average net assets	.68	[d]	.67	.67	.66	.66	.67
Ratio of net investment income
to average net assets	2.93	[d]	2.80	3.23	3.67	3.68	4.02
Portfolio Turnover Rate	8.85	[c]	29.10	27.16	9.72	7.11	12.75
Net Assets, end of period ($ x 1,000)	329,194		357,431	403,371	420,586	500,892	501,978

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

108

				Investor Shares
	Six Months Ended
BNY Mellon Pennsylvania	February 28, 2014				Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	12.25		13.14	12.75	12.94	12.39	12.33
Investment Operations:
Investment income—net[a]	.16		.33	.38	.43	.44	.46
Net realized and unrealized
gain (loss) on investments	.27		(.80)	.41	(.19)	.54	.09
Total from Investment Operations	.43		(.47)	.79	.24	.98	.55
Distributions:
Dividends from investment income—net	(.16)		(.33)	(.40)	(.43)	(.43)	(.45)
Dividends from net realized gain on investments	(.11)		(.09)	—	—	(.00)[b]	(.04)
Total Distributions	(.27)		(.42)	(.40)	(.43)	(.43)	(.49)
Net asset value, end of period	12.41		12.25	13.14	12.75	12.94	12.39
Total Return (%)	3.60	[c]	(3.71)	6.28	1.95	8.08	4.72
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93	[d]	.92	.92	.91	.92	.92
Ratio of net expenses to average net assets	.93	[d]	.92	.92	.91	.92	.92
Ratio of net investment income
to average net assets	2.70	[d]	2.58	2.97	3.42	3.42	3.76
Portfolio Turnover Rate	8.85	[c]	29.10	27.16	9.72	7.11	12.75
Net Assets, end of period ($ x 1,000)	5,466		4,200	8,520	9,153	9,385	2,563

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

The Funds	109

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
	Six Months Ended
BNY Mellon Massachusetts	February 28, 2014				Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	12.62		13.54	13.12	13.39	12.86	12.57
Investment Operations:
Investment income—net[a]	.18		.37	.41	.45	.45	.46
Net realized and unrealized
gain (loss) on investments	.31		(.77)	.44	(.20)	.53	.29
Total from Investment Operations	.49		(.40)	.85	.25	.98	.75
Distributions:
Dividends from investment income—net	(.18)		(.37)	(.42)	(.45)	(.45)	(.46)
Dividends from net realized gain on investments	(.09)		(.15)	(.01)	(.07)	—	—
Total Distributions	(.27)		(.52)	(.43)	(.52)	(.45)	(.46)
Net asset value, end of period	12.84		12.62	13.54	13.12	13.39	12.86
Total Return (%)	3.92	[b]	(3.11)	6.50	2.02	7.75	6.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53	[c]	.53	.53	.53	.52	.54
Ratio of net expenses to average net assets	.53	[c]	.53	.53	.52	.52	.54
Ratio of net investment income
to average net assets	2.89	[c]	2.79	3.11	3.49	3.44	3.70
Portfolio Turnover Rate	8.73	[b]	21.16	29.39	10.43	21.44	16.78
Net Assets, end of period ($ x 1,000)	296,462		312,640	346,647	349,768	407,667	381,129

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

110

				Investor Shares
	Six Months Ended
BNY Mellon Massachusetts	February 28, 2014				Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	12.62		13.54	13.12	13.39	12.86	12.57
Investment Operations:
Investment income—net[a]	.17		.34	.38	.42	.42	.43
Net realized and unrealized
gain (loss) on investments	.31		(.77)	.43	(.20)	.53	.29
Total from Investment Operations	.48		(.43)	.81	.22	.95	.72
Distributions:
Dividends from investment income—net	(.17)		(.34)	(.38)	(.42)	(.42)	(.43)
Dividends from net realized gain on investments	(.09)		(.15)	(.01)	(.07)	—	—
Total Distributions	(.26)		(.49)	(.39)	(.49)	(.42)	(.43)
Net asset value, end of period	12.84		12.62	13.54	13.12	13.39	12.86
Total Return (%)	3.79	[b]	(3.35)	6.23	1.77	7.49	5.92
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	[c]	.78	.78	.78	.77	.79
Ratio of net expenses to average net assets	.78	[c]	.78	.78	.77	.77	.79
Ratio of net investment income
to average net assets	2.65	[c]	2.55	2.86	3.24	3.20	3.45
Portfolio Turnover Rate	8.73	[b]	21.16	29.39	10.43	21.44	16.78
Net Assets, end of period ($ x 1,000)	8,399		8,261	9,107	8,430	8,143	9,096

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

The Funds 111

FINANCIAL HIGHLIGHTS (continued)

					Class M Shares†
Six Months Ended
BNY Mellon New York Intermediate February 28, 2014				Year Ended August 31,			Eight Months Ended		Year Ended
Tax-Exempt Bond Fund	(Unaudited)		2013	2012	2011	2010	August 31, 2009[a]		December 31, 2008
Per Share Data ($):
Net asset value, beginning of period	11.11		11.92	11.46	11.60	11.16	10.71		10.81
Investment Operations:
Investment income—net[b]	.16		.30	.36	.38	.38	.25		.37
Net realized and unrealized
gain (loss) on investments	.27		(.69)	.49	(.13)	.44	.45		(.09)
Total from Investment Operations	.43		(.39)	.85	.25	.82	.70		.28
Distributions:
Dividends from investment income—net	(.16)		(.30)	(.36)	(.38)	(.38)	(.25)		(.37)
Dividends from net realized
gain on investments	(.17)		(.12)	(.03)	(.01)	(.00)[c]	(.00)[c]		(.01)
Total Distributions	(.33)		(.42)	(.39)	(.39)	(.38)	(.25)		(.38)
Net asset value, end of period	11.21		11.11	11.92	11.46	11.60	11.16		10.71
Total Return (%)	3.91	[d]	(3.40)	7.48	2.31	7.45	6.58	[d]	2.64
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	[e]	.70	.71	.70	.72	.72	[e]	.75
Ratio of net expenses to average net assets	.59	[e]	.59	.59	.59	.59	.59	[e]	.59
Ratio of net investment income
to average net assets	2.82	[e]	2.57	3.06	3.41	3.33	3.40	[e]	3.49
Portfolio Turnover Rate	14.64	[d]	39.32	30.96	21.91	4.80	1.47	[d]	6
Net Assets, end of period ($ x 1,000)	167,400		184,657	203,768	182,547	196,795	153,785		113,699

† Represents information for Institutional shares of the fund’s predecessor, BNY Hamilton Intermediate NewYork Tax-Exempt Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
[d] Not annualized.
e Annualized.

See notes to financial statements.

112

					Investor Shares†
Six Months Ended
BNY Mellon New York Intermediate February 28, 2014				Year Ended August 31,			Eight Months Ended		Year Ended
Tax-Exempt Bond Fund	(Unaudited)		2013	2012	2011	2010	August 31, 2009[a]		December 31, 2008
Per Share Data ($):
Net asset value, beginning of period	11.12		11.93	11.47	11.61	11.17	10.72		10.82
Investment Operations:
Investment income—net[b]	.14		.27	.33	.36	.35	.23		.34
Net realized and unrealized
gain (loss) on investments	.27		(.69)	.49	(.14)	.44	.45		(.08)
Total from Investment Operations	.41		(.42)	.82	.22	.79	.68		.26
Distributions:
Dividends from investment income—net	(.14)		(.27)	(.33)	(.35)	(.35)	(.23)		(.35)
Dividends from net realized
gain on investments	(.17)		(.12)	(.03)	(.01)	(.00)[c]	(.00)[c]		(.01)
Total Distributions	(.31)		(.39)	(.36)	(.36)	(.35)	(.23)		(.36)
Net asset value, end of period	11.22		11.12	11.93	11.47	11.61	11.17		10.72
Total Return (%)	3.79	[d]	(3.63)	7.20	2.05	7.17	6.40	[d]	2.39 [e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	[f]	.95	.96	.95	.97	.96	[f]	1.00
Ratio of net expenses to average net assets	.84	[f]	.84	.84	.84	.84	.84	[f]	.84
Ratio of net investment income
to average net assets	2.57	[f]	2.32	2.81	3.16	3.08	3.15	[f]	3.24
Portfolio Turnover Rate	14.64	[d]	39.32	30.96	21.91	4.80	1.47	[d]	6
Net Assets, end of period ($ x 1,000)	17,281		17,930	19,097	17,177	17,352	16,810		16,198

† Represents information for Class A shares of the fund’s predecessor, BNY Hamilton Intermediate NewYork Tax-Exempt Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
[d] Not annualized.
e Exclusive of sales charge.
[f] Annualized.

See notes to financial statements.

The Funds 113

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
	Six Months Ended
	February 28, 2014				Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	(Unaudited)		2013	2012	2011	2010	2009	[a]
Per Share Data ($):
Net asset value, beginning of period	12.38		13.42	12.27	12.78	12.22	10.00
Investment Operations:
Investment income—net[b]	.25		.43	.50	.52	.50	.43
Net realized and unrealized
gain (loss) on investments	.57		(.92)	1.15	(.35)	.95	2.19
Total from Investment Operations	.82		(.49)	1.65	.17	1.45	2.62
Distributions:
Dividends from investment income—net	(.25)		(.43)	(.50)	(.50)	(.52)	(.39)
Dividends from net realized gain on investments	(.27)		(.12)	—	(.18)	(.37)	(.01)
Total Distributions	(.52)		(.55)	(.50)	(.68)	(.89)	(.40)
Net asset value, end of period	12.68		12.38	13.42	12.27	12.78	12.22
Total Return (%)	6.80	[c]	(3.95)	13.65	1.54	12.38	26.58	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72	[d]	.71	.73	.73	.71	.87	[d]
Ratio of net expenses to average net assets	.72	[d]	.71	.73	.73	.71	.75	[d]
Ratio of interest and expense related to
floating rate notes issued to average net assets	.06	[d]	.05	.06	.06	.01	—
Ratio of net investment income
to average net assets	4.07	[d]	3.22	3.84	4.22	4.12	4.36	[d]
Portfolio Turnover Rate	26.82	[c]	93.04	119.90	129.00	145.57	161.70	[c]
Net Assets, end of period ($ x 1,000)	867,407		946,739	721,943	505,035	384,933	140,887

a	From October 15, 2008 (commencement of initial offering) to August 31, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

114

				Investor Shares
	Six Months Ended
	February 28, 2014				Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	(Unaudited)		2013	2012	2011	2010	2009	[a]
Per Share Data ($):
Net asset value, beginning of period	12.38		13.43	12.27	12.79	12.22	10.00
Investment Operations:
Investment income—net[b]	.24		.40	.47	.48	.50	.42
Net realized and unrealized
gain (loss) on investments	.57		(.93)	1.16	(.35)	.93	2.18
Total from Investment Operations	.81		(.53)	1.63	.13	1.43	2.60
Distributions:
Dividends from investment income—net	(.23)		(.40)	(.47)	(.47)	(.49)	(.37)
Dividends from net realized gain on investments	(.27)		(.12)	—	(.18)	(.37)	(.01)
Total Distributions	(.50)		(.52)	(.47)	(.65)	(.86)	(.38)
Net asset value, end of period	12.69		12.38	13.43	12.27	12.79	12.22
Total Return (%)	6.69	[c]	(4.19)	13.46	1.21	12.19	26.29	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	[d]	.96	.99	.98	.96	1.11	[d]
Ratio of net expenses to average net assets	.96	[d]	.96	.99	.98	.95	.99	[d]
Ratio of interest and expense related to
floating rate notes issued to average net assets	.06	[d]	.05	.06	.06	.01	—
Ratio of net investment income
to average net assets	3.83	[d]	2.98	3.63	3.93	4.00	4.48	[d]
Portfolio Turnover Rate	26.82	[c]	93.04	119.90	129.00	145.57	161.70	[c]
Net Assets, end of period ($ x 1,000)	2,513		2,947	2,328	1,152	1,157	1,208

a	From October 15, 2008 (commencement of initial offering) to August 31, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d] Annualized.

See notes to financial statements.

The Funds 115

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of twenty-five series, including the following non-diversified municipal bond funds: BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund (each, a “fund” and collectively, the “funds”).The objectives of the funds are as follows: BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund and BNY Mellon Municipal Opportunities Fund seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Pennsylvania Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. BNY Mellon Massachusetts Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. BNY Mellon New York Intermediate Tax-Exempt Bond Fund seeks as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”).The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares.

Each fund is authorized to issue an unlimited number of $.001 par value share of Beneficial Interest in each of the following classes of shares: Class M and Investor. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly trans-

116

action between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are categorized within Level 2 of the fair value hierarchy. Financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are

The Funds 117

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

used and are categorized within Level 3 of the fair value hierarchy.

Table 1 summarizes the inputs used as of February 28, 2014 in valuing each fund’s investments.

At February 28, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy for any of the funds.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased

Table 1—Fair Value Measurements

			Investments in Securities
				Level 2—Other		Level 3—
	Level 1—Unadjusted			Significant		Significant
		Quoted Prices	Observable Inputs		Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon National
Intermediate Municipal
Bond Fund
Municipal Bonds†	—	—	1,742,818,032	—	—	—	1,742,818,032
Other Financial Instruments:
Financial Futures††	71,904	—	—	—	—	—	71,904
BNY Mellon National
Short-Term Municipal
Bond Fund
Municipal Bonds†	—	—	1,325,371,130	—	—	—	1,325,371,130
BNY Mellon Pennsylvania
Intermediate Municipal
Bond Fund
Municipal Bonds†	—	—	331,356,447	—	—	—	331,356,447
Other Financial Instruments:
Financial Futures††	19,033	—	—	—	—	—	19,033
BNY Mellon Massachusetts
Intermediate Municipal
Bond Fund
Municipal Bonds†	—	—	302,036,531	—	—	—	302,036,531
Other Financial Instruments:
Financial Futures††	14,804	—	—	—	—	—	14,804
BNY Mellon New York
Intermediate Tax-Exempt
Bond Fund
Municipal Bonds†	—	—	183,000,185	—	—	—	183,000,185
Other Financial Instruments:
Financial Futures††	8,459	—	—	—	—	—	8,459
BNY Mellon Municipal
Opportunities Fund
Municipal Bonds†	—	—	925,891,072	—	—	—	925,891,072
Floating Rate Notes†††	—	—	—	(69,540,000)	—	—	(69,540,000)
Other Financial Instruments:
Financial Futures††	439,987	(12,500)	—	—	—	—	427,487

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.
††† Certain of the fund's liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

118

or sold on a when issued or delayed-delivery basis may be settled a month or more after the trade date.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund each follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: The funds declare dividends daily from investment income-net; such dividends are paid monthly. With respect to each fund, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended February 28, 2014, the funds did not have any liabilities for any uncertain tax positions.The funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended February 28, 2014, the funds did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 2 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2013. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 3—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided byThe Bank of NewYork Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with

Table 2—Tax Character of Distributions Paid

	Tax-Exempt	Ordinary	Long-Term
	Income ($)	Income ($)	Capital Gains ($)
	2013	2013	2013
BNY Mellon National Intermediate Municipal Bond Fund	50,845,315	37,809	6,953,995
BNY Mellon National Short-Term Municipal Bond Fund	11,012,410	—	—
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	11,016,110	176,204	2,564,526
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	9,634,635	19,250	3,783,929
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	5,541,427	521,643	1,795,963
BNY Mellon Municipal Opportunities Fund	26,669,978	6,779,359	1,623,144

The Funds 119

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Citibank, N.A. was $210 million. In connection therewith, the funds have agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to each fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2014, the funds did not borrow under the Facilities.

NOTE 4—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .35% of BNY Mellon National Intermediate Municipal Bond Fund, .35% of BNY Mellon National Short-Term Municipal Bond Fund, .50% of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, .35% of BNY Mellon Massachusetts Intermediate Municipal Bond Fund, .50% of BNY Mellon New York Intermediate Tax- Exempt Bond Fund and .50% of BNY Mellon Municipal Opportunities Fund.

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

For BNY Mellon New York Intermediate Tax-Exempt Bond Fund, the Investment Adviser has contractually agreed from September 1, 2013 through December 31, 2014, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of neither class (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .59% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $112,276 during the period ended February 28, 2014.

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (securities dealers, financial institutions or other industry professionals) with respect to these services. Table 3 summarizes the amounts Investor shares of each fund were charged during the period ended February 28, 2014, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 3—Shareholder Services Plan Fees

BNY Mellon National Intermediate
Municipal Bond Fund	$47,331
BNY Mellon National Short-Term
Municipal Bond Fund	9,157
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	5,733
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	10,234
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	21,371
BNY Mellon Municipal
Opportunities Fund	3,902

120

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

The funds compensate The Bank of New York Mellon under a custody agreement for providing custodial services for the funds.These fees are based on net assets, geographic region and transaction activity. Table 4 summarizes the amount each fund was charged during the period ended February 28, 2014, pursuant to the custody agreement.

Table 4—Custody Agreement Fees

BNY Mellon National Intermediate
Municipal Bond Fund	$46,340
BNY Mellon National Short-Term
Municipal Bond Fund	38,704
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	13,067
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	12,026
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	7,827
BNY Mellon Municipal
Opportunities Fund	36,024

The funds compensate Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the funds.The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust. The funds also compensated The Bank of New York Mellon for performing certain cash management services related to fund subscriptions and redemptions, including shareholder redemption draft processing, under a cash management agreement that was in effect until September 30, 2013 and, beginning October 1, 2013, compensates The Bank of New York Mellon for processing shareholder redemption drafts under a shareholder draft processing agreement. Table 5 summarizes the amount each fund was charged during the period ended February 28, 2014, pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statements of Operations. Cash management fees were partially offset by earnings credits for each fund, also summarized in Table 5.

During the period ended February 28, 2014, each fund was charged $4,551 for services performed by the Chief Compliance Officer and his staff.

Table 5—Cash Management Agreement Fees

			The Bank of New York
	Dreyfus Transfer, Inc.	Dreyfus Transfer, Inc.	Mellon Cash
	Cash Management Fees ($)	Earnings Credits ($)	Management Fees ($)
BNY Mellon National Intermediate Municipal Bond Fund	169	(15)	81
BNY Mellon National Short-Term Municipal Bond Fund	24	(2)	8
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	20	(2)	8
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	59	(5)	33
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	220	(19)	115
BNY Mellon Municipal Opportunities Fund	18	(2)	6

The Funds 121

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 6 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 5—Securities Transactions:

Table 7 summarizes each fund’s aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended February 28, 2014.

Inverse Floater Securities: BNY Mellon Municipal Opportunities Fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust.The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined inter-vals.A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

Table 7—Purchases and Sales

	Purchases ($)	Sales ($)
BNY Mellon National Intermediate Municipal Bond Fund	194,441,699	229,509,384
BNY Mellon National Short-Term Municipal Bond Fund	204,853,534	118,632,470
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	29,866,712	57,796,536
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	25,716,010	47,112,561
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	27,431,123	40,970,912
BNY Mellon Municipal Opportunities Fund	230,232,928	305,799,070

Table 6—Due to The Dreyfus Corporation and Affiliates

	Investment	Shareholder		Chief
	Advisory	Services	Custodian	Compliance	Less Expense
	Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)	Reimbursement ($)
BNY Mellon National Intermediate
Municipal Bond Fund	467,198	7,590	31,332	1,523	—
BNY Mellon National Short-Term
Municipal Bond Fund	349,846	1,345	26,158	1,523	—
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	127,963	1,036	9,188	1,523	—
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	80,000	1,598	8,326	1,523	—
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	70,287	3,275	5,519	1,523	(19,376)
BNY Mellon Municipal Opportunities Fund	326,479	523	23,924	1,523	—

122

The average amount of borrowings outstanding under the inverse floater structure during the period ended February 28, 2014, was approximately $77,873,300 with a related weighted average annualized interest rate of .67%.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended February 28, 2014 is discussed below.

Financial Futures: In the normal course of pursuing their investment objectives, the funds are exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The funds invest in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statements of Operations.When the contracts are closed, the funds recognize a realized gain or loss which is reflected in the Statements of Operations. There is minimal counterparty credit risk to the funds with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at February 28, 2014 are set forth in the Statements of Financial Futures.

Table 8 summarizes each relevant fund’s average market value of derivatives outstanding, during the period ended February 28, 2014.

Table 8—Average Market Value of Derivatives

BNY Mellon National Intermediate
Municipal Bond Fund
Interest rate financial futures	$42,697,321
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund
Interest rate financial futures	11,302,232
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund
Interest rate financial futures	8,790,625
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund
Interest rate financial futures	5,023,214
BNY Mellon Municipal
Opportunities Fund
Interest rate financial futures	285,957,813

Table 9 summarizes gross appreciation, gross depreciation and accumulated net unrealized appreciation on investments for each fund at February 28, 2014.

At February 28, 2014, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

Table 9—Accumulated Net Unrealized Appreciation

	Gross	Gross
	Appreciation ($)	(Depreciation) ($)	Net ($)
BNY Mellon National Intermediate Municipal Bond Fund	101,917,316	11,317,261	90,600,055
BNY Mellon National Short-Term Municipal Bond Fund	14,871,399	1,980,285	12,891,114
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	16,767,590	4,170,555	12,597,035
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	18,306,764	3,318,922	14,987,842
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	9,810,640	1,653,910	8,156,730
BNY Mellon Municipal Opportunities Fund	53,821,714	14,235,964	39,585,750

The Funds 123

For More Information

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258 BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012 Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

©2014 MBSC Securities Corporation

MFTSA0214-MB

The BNY Mellon Funds

BNY Mellon Money Market Fund

BNY Mellon National Municipal Money Market Fund

SEMIANNUAL REPORT	February 28, 2014

Contents

The Funds

Letter from the President **2**

Discussion of Funds' Performance
- BNY Mellon Money Market Fund **3**
- BNY Mellon National Municipal Money Market Fund **5**

Understanding Your Fund's Expenses **7**

Statements of Investments **8**

Statements of Assets and Liabilities **17**

Statements of Operations **18**

Statements of Changes in Net Assets **19**

Financial Highlights **20**

Notes to Financial Statements **24**

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

- Not FDIC-Insured
- Not Bank-Guaranteed
- May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Funds Trust, covering the six-month period from September 1, 2013, through February 28, 2014. For information about how the (name of fund) performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The past six months proved volatile for many fixed-income investments in light of a sustained economic recovery and a shift by the Federal Reserve Board (the "Fed") to a more moderately accommodative monetary policy. However, as they have been for the past several years, short-term interest rates and yields of money market instruments remained anchored near historical lows by an unchanged overnight federal funds rate.

The Fed has reiterated that short-term rates are likely to remain near current levels for some time to come. In this environment, we believe that the domestic economy will continue to strengthen, which could push long-term interest rates higher. We also anticipate a pickup in the global economy, led by developed nations amid ongoing monetary stimulus and reduced headwinds related to fiscal austerity and deleveraging. As always, we encourage you to discuss our observations with your financial advisor to assess their potential impact on your investments.

Thank you for your continued confidence and support.

Sincerely,

David Mossman
President
BNY Mellon Funds Trust
March 17, 2014

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through February 28, 2014, as provided by Patricia A. Larkin, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2014, BNY Mellon Money Market Fund’s (the “fund”) Class M shares produced an annualized yield of 0.00%, and its Investor shares produced an annualized yield of 0.00%. Taking into account the effects of compounding, the fund’s Class M shares produced an annualized effective yield of 0.00%, and its Investor shares produced an annualized effective yield of 0.00%.1

Despite mounting evidence of a sustained U.S. economic recovery over the reporting period, short-term interest rates and money market yields remained anchored near historical lows by an unchanged overnight federal funds rate between 0% and 0.25%.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including U.S. government securities; certificates of deposit, time deposits, bankers’ acceptances and other short-term domestic or foreign bank obligations; repurchase agreements; high-grade commercial paper and other short-term corporate obligations; and taxable municipal obligations. Normally, the fund invests at least 25% of its net assets in bank obligations.

U.S. Economic Recovery Gained Traction

U.S. financial markets experienced heightened volatility in the months prior to the reporting period, when relatively hawkish remarks by the chairman of the Federal Reserve Board (the “Fed”) signaled that monetary policymakers would begin to back away from their massive, open-ended quantitative easing program sooner than most analysts had expected. In addition, investors grew concerned that a more robust economic recovery might rekindle dormant inflationary pressures. These developments sent long-term interest rates sharply higher, but short-term rates remained anchored by an unchanged federal funds rate. In fact, domestic markets soon stabilized as investors recognized that a pullback from quantitative easing did not necessarily portend higher short-term interest rates anytime soon.

Financial markets generally rallied in September amid evidence of renewed economic growth as manufacturing activity expanded and the service sector continued to grow. Investors also responded positively when the Fed unexpectedly refrained from tapering its bond purchasing program.Yet, only 146,000 jobs were added in September even as the unemployment rate fell to 7.2%. It later was announced that U.S. economic activity accelerated to a robust 4.1% annualized growth rate during the third quarter.

October saw 204,000 new jobs, but furloughs of government workers during a U.S. government shutdown drove the unemployment rate to 7.3%, and the Fed again refrained from reducing its bond purchases.

The Funds	3

DISCUSSION OF FUND PERFORMANCE (continued)

However, economic data for November showed a more robust recovery, including 274,000 new jobs and an unemployment rate of 7.0%.

Manufacturing activity accelerated in December as new orders reached their highest level in four years. The Fed responded to more robust economic data by modestly reducing its monthly bond purchases, marking the first of what is expected to be a series of cuts. This news helped drive yields of 10-year U.S.Treasury securities above 3% for the first time in two years. However, only 84,000 new jobs were created in December, the lowest monthly gain in three years.The unemployment rate slid to 6.7% as workers left the labor force. The U.S. Department of Commerce later announced that the U.S. economy grew at a 2.6% annualized GDP growth rate during the fourth quarter.

In January 2014, investors worried that ongoing downturns in the emerging markets could dampen the U.S. economic recovery. However, corporate earnings growth generally remained strong, and the unemployment rate declined to 6.6% with the addition of 129,000 jobs. As expected, the Fed announced an additional reduction in quantitative easing after its January meeting.

The U.S. economy appeared to regain a degree of strength in February when the manufacturing and service sectors of the economy each posted gains. Although the unemployment rate ticked upward to 6.7% in February, 175,000 new jobs were created during the month, mainly due to hiring in the professional services, business services, and wholesale trade industries. However, many economists anticipated that the economic growth rate for the first quarter of 2014 would be dampened by unusually harsh winter weather before reaccelerating in the months ahead.

Short-Term Rates Likely to Stay Low

Despite volatility affecting long-term interest rates in a sustained recovery, money market yields remained steady near zero percent, and yield differences along the market’s maturity spectrum stayed relatively narrow. In addition, monetary policymakers have reiterated that they are unlikely to raise short-term interest rates this year, and regulators may issue changes to the rules governing some money market funds over the coming months.

Therefore, as we have for some time, we have maintained the fund’s weighted average maturity in a market-neutral position, and we remained focused on well-established issuers with good liquidity characteristics.

March 17, 2014

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.Short-term corporate, asset-backed securities holdings and municipal securities holdings (as applicable), while rated in the highest rating category by one or more Nationally Recognized Statistical Ratings Organization (NRSRO) (or unrated, if deemed of comparable quality by the investment adviser), involve credit and liquidity risks and risk of principal loss.

[1]	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields
fluctuate.Yields provided reflect the absorption of certain fund expenses by the investment adviser pursuant to an undertaking, which is voluntary and temporary, not contractual, and can be terminated at any time without notice.
Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

4

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through February 28, 2014, as provided by Joseph Irace, Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2014, BNY Mellon National Municipal Money Market Fund’s (the “fund”) Class M shares produced an annualized yield of 0.00%, and Investor shares produced an annualized yield of 0.00%. Taking into account the effects of compounding, the fund’s Class M and Investor shares also produced annualized effective yields of 0.00% and 0.00%, respectively.1

Despite mounting evidence of a sustained U.S. economic recovery, the overnight federal funds rate was left unchanged in a range between 0% and 0.25%, and tax-exempt money market yields remained near historical lows throughout the reporting period.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and maintenance of liquidity. To pursue its goal, the fund invests at least 80% of its assets in short-term municipal obligations that provide income exempt from federal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases.The fund may invest up to 20% of its total assets in taxable money market securities, such as U.S. government obligations, bank and corporate obligations and commercial paper.The fund also may invest in custodial receipts.

A Sustained Economic Recovery Gained Traction

Economic conditions continued to improve over the reporting period as U.S. GDP achieved a 4.1% annualized growth rate for the third quarter of 2013 and 2.6% in the fourth quarter amid falling unemployment, rebounding housing markets, increased manufacturing activity, and an aggressively accommodative monetary policy from the Federal Reserve Board (the “Fed”). Although harsh winter weather was expected to dampen the economic growth rate over the first quarter of 2014, most economists believe that more robust growth will resume as the recovery progresses.After rising sharply in the months prior to the reporting period, longer term interest rates continued to experience heightened volatility, but they generally ended the reporting period close to where they began.

The Fed left short-term interest rates unchanged near historical lows, but monetary policymakers began to back away from their massive, open-ended quantitative easing program involving monthly purchases of U.S. government securities. Investors responded nervously over the reporting period’s first half to uncertainty surrounding the timing and magnitude of the Fed’s tapering plans, but that uncertainty was largely resolved in December when the Fed implemented the first of a series of gradual reductions in its bond purchasing program.

The municipal money markets also were influenced by supply-and-demand factors. Demand remained strong for a limited supply of tax-exempt securities, including

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

from nontraditional buyers, such as intermediate bond funds and taxable money market funds seeking attractive tax-exempt yields compared to similar maturity taxable securities. However, individual investors mostly remained focused on longer term municipal bonds with higher yields. In this environment, yields of high-quality, one-year municipal notes remained low, and rates on variable rate demand notes (“VRDNs”) stayed stable amid steady demand from taxable money market funds seeking to comply with more stringent liquidity requirements.

Despite a bankruptcy filing by the city of Detroit over the summer of 2013 and media reports detailing Puerto Rico’s economic and fiscal woes in September, municipal credit quality generally continued to improve as higher tax revenues enabled most states and municipalities to balance their budgets and replenish reserves.

Credit Selection Remained Paramount

Most municipal money market funds have maintained short weighted average maturities compared to historical averages due to ongoing regulatory uncertainty and narrow yield differences along the tax-exempt money market’s maturity range.The fund was no exception, as we generally maintained its weighted average maturity in a position that was consistent with industry averages.

As always, well-researched credit selection remained paramount during the reporting period. We continued to favor state general obligation bonds; essential service revenue bonds backed by water, sewer, and electric facilities; certain local credits with strong financial positions and stable tax bases; and health care and education issuers with stable credit characteristics.

Short-Term Rates Likely to Stay Low

The Fed made two modest cuts in its monthly bond purchases over the second half of the reporting period, marking the start of what is expected to be a series of measured reductions in its quantitative easing program. However, the Fed also has made clear that short-term interest rates are likely to remain low for some time to come. Consequently, in our judgment, the prudent course continues to be an emphasis on preservation of capital and liquidity.

March 17, 2014

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Short-term corporate and asset-backed securities holdings, while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by the investment adviser), involve credit and liquidity risks and risk of principal loss.

[1]	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields
fluctuate.Yields provided reflect the absorption of certain fund expenses by the investment adviser pursuant to an undertaking, which is voluntary and temporary, not contractual, and can be terminated at any time without notice.
Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon money market fund from September 1, 2013 to February 28, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2014
	Class M Shares	Investor Shares
BNY Mellon Money Market Fund
Expenses paid per $1,000†	$.69	$.64
Ending value (after expenses)	$1,000.00	$1,000.00
Annualized expense ratio (%)	.14	.13
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$.64	$.60
Ending value (after expenses)	$1,000.00	$1,000.00
Annualized expense ratio (%)	.13	.12

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in each fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2014
	Class M Shares	Investor Shares
BNY Mellon Money Market Fund
Expenses paid per $1,000†	$.70	$.65
Ending value (after expenses)	$1,024.10	$1,024.15
Annualized expense ratio (%)	.14	.13
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$.65	$.60
Ending value (after expenses)	$1,024.15	$1,024.20
Annualized expense ratio (%)	.13	.12

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Funds 7

STATEMENT OF INVESTMENTS
February 28, 2014 (Unaudited)

BNY Mellon Money Market Fund

Negotiable Bank	Principal				Principal
Certificates of Deposit—14.4%	Amount ($)		Value ($)	Commercial Paper (continued)	Amount ($)		Value ($)

Bank of Tokyo-Mitsubishi				Societe Generale N.A. Inc.
Ltd. (Yankee)				0.04%, 3/3/14	18,000,000		17,999,960
0.25%, 8/12/14	18,000,000		18,000,000	State Street Corp.
Credit Industriel et				0.15%, 3/5/14	10,000,000		9,999,833
Commercial (Yankee)				Total Commercial Paper
0.16%, 3/27/14	15,000,000		15,000,000	(cost $151,973,145)			151,973,145
Mizuho Bank (Yankee)
0.21%, 4/23/14	15,000,000		15,000,000
				Asset-Backed
Wells Fargo Bank, NA				Commercial Paper—13.8%
0.20%, 6/2/14	15,000,000		15,000,000
				Alpine Securitization Corp.
Total Negotiable Bank
				0.17%, 4/22/14	15,000,000	[a]	14,996,317
Certificates of Deposit
(cost $63,000,000)			63,000,000	Collateralized Commercial
				Paper Program Co., LLC
				0.28%, 4/1/14	15,000,000		14,996,383
Commercial Paper—34.8%				Northern Pines Funding LLC
Barclays U.S. Funding				0.14%, 3/31/14	15,000,000	[a]	14,998,250
0.08%, 3/3/14	15,000,000		14,999,933	Regency Markets No. 1 LLC
BNP Paribas Finance Inc.				0.14%, 3/20/14	15,000,000	[a]	14,998,892
0.11%, 3/3/14	15,000,000		14,999,908	Total Asset-Backed
Caisse Centrale Desjardn				Commercial Paper
0.16%, 3/20/14	15,000,000		14,998,733	(cost $59,989,842)			59,989,842
Credit Agricole NA
0.10%, 3/3/14	19,000,000		18,999,895	Time Deposits—28.7%
General Electric Capital Corp.
				Australia and New Zealand Banking
0.19%, 6/9/14	15,000,000		14,992,083
				Group Ltd. (Grand Cayman)
National Australia Funding (DE) Inc.				0.06%, 3/3/14	19,000,000		19,000,000
0.20%, 7/14/14	15,000,000	[a]	14,988,750
				DZ Bank AG (Grand Cayman)
Nordea Bank AB				0.05%, 3/3/14	19,000,000		19,000,000
0.18%, 3/7/14	15,000,000	[a]	14,999,550
				Lloyds Bank (London)
Rabobank USA Financial Corp.				0.06%, 3/3/14	19,000,000		19,000,000
0.22%, 4/30/14	15,000,000		14,994,500

8

BNY Mellon Money Market Fund (continued)

	Principal			Principal
Time Deposits (continued)	Amount ($)	Value ($)	Repurchase Agreement—3.4%	Amount ($)	Value ($)

Natixis New York (Grand Cayman)			Citigroup Global Markets Holdings Inc.
0.09%, 3/3/14	11,000,000	11,000,000	0.05%, dated 2/28/14, due 3/3/14
Royal Bank of Canada (Toronto)			in the amount of $15,000,063
0.05%, 3/3/14	19,000,000	19,000,000	(fully collateralized by $4,331,000
Skandinaviska Enskilda			Federal Farm Credit Bank, 4.44%,
Banken (Grand Cayman)			due 9/18/28, value $4,468,783
0.06%, 3/3/14	19,000,000	19,000,000	and $9,697,000 U.S. Treasury
			Notes, 4.63%, due 2/15/17,
Swedbank (Grand Cayman)			value $10,831,267)
0.06%, 3/3/14	19,000,000	19,000,000	(cost $15,000,000)	15,000,000	15,000,000
Total Time Deposits
(cost $125,000,000)		125,000,000	Total Investments
			(cost $434,960,768)	99.7%	434,960,768

U.S. Treasury Bills—4.6%			Cash and Receivables (Net)	.3%	1,085,746

0.09%, 4/17/14			Net Assets	100.0%	436,046,514
(cost $19,997,781)	20,000,000	19,997,781

a Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2014, these securities amounted to $74,981,759 or 17.2% of net assets.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Banking	74.5	Finance	3.4
Asset-Backed/Banking	10.3	Repurchase Agreement	3.4
U.S. Government	4.6
Asset-Backed/Multi-Seller Programs	3.5		99.7

† Based on net assets.
See notes to financial statements.

The Funds 9

STATEMENT OF INVESTMENTS

February 28, 2014 (Unaudited)

BNY Mellon National Municipal Money Market Fund

	Coupon	Maturity	Principal
Short-Term Investments—98.5%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—1.1%
Mobile County Industrial Development Authority, Gulf Opportunity
Zone Revenue (SSAB Alabama Inc.) (LOC; Swedbank)	0.07	3/7/14	7,000,000	[a]	7,000,000
Mobile Industrial Development Board, Dock and Wharf Revenue,
Refunding (Holnam Inc. Project) (LOC; Bayerische Landesbank)	0.07	3/7/14	2,610,000	[a]	2,610,000
Arizona—.6%
Arizona, Unemployment Insurance TAN	1.49	5/21/14	5,000,000		5,014,594
Colorado—6.7%
Colorado Educational and Cultural Facilities Authority,
Revenue, Refunding (The Nature Conservancy Project)	0.05	3/7/14	28,210,000	[a,b]	28,210,000
Colorado Springs, Utilities System Subordinate Lien
Improvement Revenue (Liquidity Facility; Bank of Montreal)	0.04	3/7/14	23,255,000	[a]	23,255,000
Parker Automotive Metropolitan District,
GO Notes (LOC; U.S. Bank NA)	0.04	3/7/14	850,000	[a]	850,000
Traer Creek Metropolitan District, Revenue (LOC; BNP Paribas)	0.17	3/7/14	7,630,000	[a]	7,630,000
Connecticut—.2%
Connecticut Health and Educational Facilities Authority,
Revenue (Westminster School Issue) (LOC; Bank of America)	0.11	3/7/14	2,200,000	[a,b]	2,200,000
Florida—1.6%
Broward County Health Facilities Authority, Revenue
(Henderson Mental Health Center, Inc. Project)
(LOC; Northern Trust Company)	0.05	3/7/14	1,300,000	[a]	1,300,000
Deutsche Bank Spears/Lifers Trust (Series DBE-594)
(University of North Florida Financing Corporation,
Capital Improvement Revenue (Housing Project)) (Liquidity
Facility; Deutsche Bank AG and LOC; Deutsche Bank AG)	0.09	3/7/14	5,155,000 [a,c,d]		5,155,000
Gainesville, IDR (Gainesville Hillel, Inc. Project)
(LOC; Northern Trust Company)	0.05	3/7/14	3,250,000	[a]	3,250,000
Jacksonville, IDR (University of Florida Health Sciences
Center Clinic) (LOC; Branch Banking and Trust Co.)	0.04	3/7/14	3,300,000	[a]	3,300,000
Palm Beach County, IDR (Gulfstream Goodwill
Industries, Inc. Project) (LOC; Wells Fargo Bank)	0.14	3/7/14	950,000	[a]	950,000
Illinois—13.6%
Channahon, Revenue (Morris Hospital) (LOC; U.S. Bank NA)	0.03	3/7/14	6,655,000	[a]	6,655,000
Deutsche Bank Spears/Lifers Trust (Series DBE-472)
(Village of Bolingbrook, Will and DuPage Counties, GO Notes)
(Liquidity Facility; Deutsche Bank AG and LOC; Deutsche Bank AG)	0.09	3/7/14	9,190,000 [a,c,d]		9,190,000
Deutsche Bank Spears/Lifers Trust (Series DBE-555)
(DeWitt, Ford, Livingston, Logan, McLean and Tazewell
Counties and Illinois Community College District Number 540,
Community College GO Notes) (Liquidity Facility; Deutsche
Bank AG and LOC; Deutsche Bank AG)	0.09	3/7/14	6,180,000 [a,c,d]		6,180,000
Galesburg, Revenue (Knox College Project) (LOC; PNC Bank NA)	0.05	3/7/14	3,100,000	[a,b]	3,100,000
Illinois Development Finance Authority, Revenue (McCormick
Theological Seminary Project) (LOC; Northern Trust Company)	0.05	3/7/14	22,435,000	[a,b]	22,435,000

10

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Illinois (continued)
Illinois Development Finance Authority, Revenue (McCormick
Theological Seminary Project) (LOC; Northern Trust Company)	0.05	3/7/14	4,940,000	[a,b]	4,940,000
Illinois Development Finance Authority, Revenue (Saint Ignatius
College Preparatory School) (LOC; PNC Bank NA)	0.04	3/7/14	12,000,000	[a,b]	12,000,000
Illinois Educational Facilities Authority, Revenue (Lake Forest
Open Lands Association) (LOC; Northern Trust Company)	0.05	3/7/14	1,050,000	[a]	1,050,000
Illinois Educational Facilities Authority, Revenue
(The Lincoln Park Society) (LOC; Citibank NA)	0.10	3/7/14	600,000	[a]	600,000
Illinois Finance Authority, Revenue (Gift of Hope Organ and
Tissue Donor Network Project) (LOC; JPMorgan Chase Bank)	0.05	3/7/14	13,250,000	[a]	13,250,000
Illinois Finance Authority, Revenue (Joan W. and Irving B. Harris
Theater for Music and Dance Project) (LOC; PNC Bank NA)	0.04	3/7/14	14,000,000	[a]	14,000,000
Illinois Finance Authority, Revenue (Kohl Children’s Museum of
Greater Chicago Inc. Project) (LOC; Northern Trust Company)	0.04	3/7/14	1,975,000	[a]	1,975,000
Illinois Finance Authority, Revenue (Saint Ignatius
College Preparatory Project) (LOC; PNC Bank NA)	0.05	3/7/14	13,000,000	[a,b]	13,000,000
Illinois Finance Authority, Revenue (Village of Oak Park
Residence Corporation Project) (LOC; PNC Bank NA)	0.04	3/7/14	4,300,000	[a]	4,300,000
Illinois Housing Development Authority, MFHR
(Woodlawn Six Apartments) (LOC; FHLMC)	0.05	3/7/14	8,390,000	[a]	8,390,000
Indiana—3.7%
Deutsche Bank Spears/Lifers Trust (Series DBE-565)
(Indiana Bond Bank, Special Program Revenue) (Liquidity
Facility; Deutsche Bank AG and LOC; Deutsche Bank AG)	0.14	3/7/14	5,780,000 [a,c,d]		5,780,000
Goshen, EDR (Goshen College Project) (LOC; JPMorgan Chase Bank)	0.06	3/7/14	26,705,000	[a,b]	26,705,000
Iowa—1.0%
Iowa Finance Authority, Health Facilities Revenue
(UnityPoint Health Project) (LOC; Union Bank NA)	0.04	3/7/14	8,565,000	[a]	8,565,000
Kentucky—.2%
Mason County National Rural Utilities Cooperative Finance
Corporation, PCR (East Kentucky Power Cooperative, Inc.
Project) (Liquidity Facility; National Rural Utilities
Cooperative Finance Corporation)	0.30	3/7/14	1,125,000	[a]	1,125,000
Mason County National Rural Utilities Cooperative Finance
Corporation, PCR (East Kentucky Power Cooperative, Inc.
Project) (Liquidity Facility; National Rural Utilities
Cooperative Finance Corporation)	0.30	3/7/14	450,000	[a]	450,000
Louisiana—1.0%
Louisiana Public Facilities Authority, Revenue
(Tiger Athletic Foundation Project) (LOC; FHLB)	0.03	3/7/14	9,195,000	[a,b]	9,195,000
Maryland—6.7%
Baltimore Mayor and City Council Industrial Development
Authority, Revenue (City of Baltimore Capital Acquisition
Program) (LOC; Bayerische Landesbank)	0.08	3/7/14	18,200,000	[a]	18,200,000

The Funds 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)
	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Maryland (continued)
Maryland Economic Development Corporation, EDR
(Catholic Relief Services Facility) (LOC; Bank of America)	0.08	3/7/14	15,075,000	[a]	15,075,000
Maryland Health and Higher Educational Facilities Authority,
Revenue (Stella Maris Issue) (LOC; M&T Trust)	0.06	3/7/14	9,695,000	[a]	9,695,000
Montgomery County EDR (George Meany Center for Labor Studies—
The National Labor College Facility) (LOC; Bank of America)	0.08	3/7/14	16,380,000	[a,b]	16,380,000
Massachusetts—4.8%
Massachusetts Health and Educational Facilities Authority, Revenue
(Hillcrest Extended Care Services Issue) (LOC; Bank of America)	0.07	3/7/14	15,410,000	[a]	15,410,000
University of Massachusetts Building Authority,
Project Revenue (Liquidity Facility; JPMorgan Chase Bank)	0.07	3/7/14	27,000,000	[a,b]	27,000,000
Michigan—2.6%
Lenawee County Economic Development Corporation, Revenue,
Refunding (Siena Heights University Project) (LOC; FHLB)	0.04	3/7/14	7,675,000	[a,b]	7,675,000
Michigan Housing Development Authority,
SFMR (Liquidity Facility; FHLB)	0.04	3/7/14	15,000,000	[a]	15,000,000
Minnesota—1.0%
Minnesota Higher Education Facilities Authority,
Revenue (Macalester College)	0.08	3/7/14	8,565,000	[a,b]	8,565,000
Mississippi—4.9%
Mississippi Business Finance Corporation,
Gulf Opportunity Zone IDR (Chevron U.S.A. Inc. Project)	0.03	3/3/14	35,745,000	[a]	35,745,000
Mississippi Business Finance Corporation, Revenue
(Chrome Deposit Corporation Project) (LOC; PNC Bank NA)	0.05	3/7/14	5,895,000	[a]	5,895,000
Mississippi Development Bank, Special Obligation Revenue,
Refunding (Harrison County GO Bonds Refunding
Project) (LOC; Bank of America)	0.07	3/7/14	2,110,000	[a]	2,110,000
Missouri—1.6%
Saint Charles County Public Water Supply District
Number 2, COP (Project Lease Agreement)	0.07	3/7/14	14,050,000	[a]	14,050,000
Nevada—2.5%
Clark County, Airport System Junior Subordinate Lien Revenue	2.00	7/1/14	3,900,000		3,921,443
Deutsche Bank Spears/Lifers Trust (Series DBE-668) (Clark County
School District, Limited Tax Building Bonds GO) (Liquidity Facility;
Deutsche Bank AG and LOC; Deutsche Bank AG)	0.16	3/7/14	17,975,000	[a,b,c,d]	17,975,000
New Jersey—4.9%
Deutsche Bank Spears/Lifers Trust (Series DBE-343) (Newark
Housing Authority, Marine Terminal Additional Rent-Backed
Revenue, Refunding (City of Newark Redevelopment Projects))
(Liquidity Facility; Deutsche Bank AG and LOC; Deutsche Bank AG)	0.13	3/7/14	9,815,000	[a,c,d]	9,815,000
East Orange, GO Notes (BAN, Special Emergency
Notes and Tax Appeal Refunding Notes)	1.23	9/24/14	4,899,000		4,912,780
Garfield, GO Notes, BAN	1.23	2/27/15	4,460,000		4,492,646
Little Egg Harbor Township, GO Notes, BAN	0.99	2/3/15	8,509,690		8,537,111

12

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
Little Falls Township, GO Notes (BAN, Special Emergency
Note and Tax Appeal Refunding BAN)	0.99	12/19/14	5,170,000		5,178,614
Margate, Special Emergency Notes	0.99	12/22/14	3,000,000		3,008,441
Seaside Heights Borough, GO Notes, BAN	0.99	1/30/15	5,000,000		5,007,271
Sussex County Municipal Utilities Authority, GO Notes
(Paulins Kill Basin Water Reclamation System Project)	1.48	2/13/15	2,750,000		2,778,793
New York—10.2%
Albany Industrial Development Agency,
Civic Facility Revenue (Albany Medical Center
Hospital Project) (LOC; Bank of America)	0.06	3/7/14	6,315,000	[a]	6,315,000
Albany Industrial Development Agency, Civic Facility Revenue
(Renaissance Corporation of Albany Project) (LOC; M&T Trust)	0.08	3/7/14	2,700,000	[a]	2,700,000
Amherst Industrial Development Agency, Civic Facility
Revenue (Daemen College Project) (LOC; M&T Trust)	0.08	3/7/14	11,700,000	[a,b]	11,700,000
Dutchess County Industrial Development Agency, Civic Facility
Revenue (Brookview, Inc. Project) (LOC; M&T Trust)	0.08	3/7/14	8,050,000	[a]	8,050,000
Erie County Industrial Development Agency,
Civic Facility Revenue (The Canisius High School of
Buffalo, N.Y. Project) (LOC; M&T Trust)	0.08	3/7/14	18,360,000	[a,b]	18,360,000
New York City Capital Resource Corporation,
Recovery Zone Facility Revenue
(WytheHotel Project) (LOC; M&T Trust)	0.09	3/7/14	3,700,000	[a]	3,700,000
New York State Dormitory Authority, Revenue
(Beverwyck, Inc.) (LOC; Bank of America)	0.05	3/7/14	3,700,000	[a]	3,700,000
New York State Housing Finance Agency, Housing
Revenue (25 Washington Street) (LOC; M&T Trust)	0.07	3/7/14	7,800,000	[a]	7,800,000
Onondaga County Industrial Development Agency,
Civic Facility Revenue (Syracuse Research
Corporation Facility) (LOC; M&T Trust)	0.08	3/7/14	3,340,000	[a]	3,340,000
Tompkins County Industrial Development Agency,
Civic Facility Revenue (Community Development
Properties Ithaca, Inc. Project) (LOC; M&T Trust)	0.13	3/7/14	6,100,000	[a]	6,100,000
Triborough Bridge and Tunnel Authority, General Revenue,
Refunding (MTA Bridges and Tunnels) (Liquidity Facility;
Landesbank Hessen-Thuringen Girozentrale)	0.04	3/3/14	18,900,000	[a]	18,900,000
Ohio—2.8%
Butler County Port Authority, Economic Development Facilities
Improvement Revenue, Refunding (The Great Miami
Valley YMCA Project) (LOC; JPMorgan Chase Bank)	0.07	3/7/14	10,400,000	[a]	10,400,000
Hamilton County, Hospital Facilities Revenue
(The Elizabeth Gamble Deaconess Home
Association) (LOC; Northern Trust Company)	0.03	3/7/14	14,300,000	[a]	14,300,000
Oregon—2.3%
Oregon, GO Notes, TAN	1.49	7/31/14	20,000,000		20,110,564

The Funds 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania—2.4%
Deutsche Bank Spears/Lifers Trust (Series DBE-1021)
(Pennsylvania Higher Education Facilities Authority, Revenue
(Student Association, Inc. Student Housing Project at California
University of Pennsylvania)) (Liquidity Facility; Deutsche
Bank AG and LOC; Deutsche Bank AG)	0.13	3/7/14	16,325,000 [a,b,c,d]		16,325,000
Philadelphia Authority for Industrial Development,
Educational Facilities Revenue (Chestnut Hill
College Project) (LOC; Wells Fargo Bank)	0.14	3/7/14	5,345,000	[a,b]	5,345,000
South Carolina—2.6%
South Carolina Jobs-Economic Development Authority, EDR
(Ashley Hall Project) (LOC; Branch Banking and Trust Co.)	0.05	3/7/14	18,895,000	[a,b]	18,895,000
South Carolina Jobs-Economic Development Authority, EDR
(Lexington-Richland Alcohol and Drug Abuse Council, Inc.
Project) (LOC; Branch Banking and Trust Co.)	0.05	3/7/14	4,225,000	[a]	4,225,000
Tennessee—1.3%
Blount County Public Building Authority, Local Government
Public Improvement Revenue (Liquidity Facility;
Branch Banking and Trust Co.)	0.03	3/7/14	11,850,000	[a]	11,850,000
Texas—10.6%
Atascosa County Industrial Development Corporation, PCR,
Refunding (San Miguel Electric Cooperative, Inc. Project)
(LOC; National Rural Utilities Cooperative Finance Corporation)	0.10	3/7/14	34,200,000	[a]	34,200,000
Crawford Education Facilities Corporation, Higher Education
Revenue (Southwestern University Project)	0.13	3/7/14	19,040,000	[a,b]	19,040,000
Deutsche Bank Spears/Lifers Trust (Series DBE-482) (Red River
Education Financing Corporation, Higher Education Revenue
(Texas Christian University Project)) (Liquidity Facility;
Deutsche Bank AG and LOC; Deutsche Bank AG)	0.13	3/7/14	6,615,000 [a,b,c,d]		6,615,000
Jefferson County Industrial Development Corporation,
Hurricane Ike Disaster Area Revenue (Jefferson
Refinery, L.L.C. Project) (LOC; Branch Banking and Trust Co.)	0.65	4/15/14	15,900,000		15,900,000
Lower Colorado River Authority, Revenue, CP (Lower Colorado
River Authority Transportation Services Corporation)
(Liquidity Facility; JPMorgan Chase Bank)	0.15	4/7/14	12,300,000		12,300,000
Texas, GO Notes, Refunding (Veterans’ Housing Assistance Program)	0.04	3/7/14	6,610,000	[a]	6,610,000
Utah—.3%
Utah Housing Corporation, MFHR
(Timbergate Apartments Project) (LOC; FHLMC)	0.08	3/7/14	3,125,000	[a]	3,125,000
Virginia—2.3%
Alexandria Industrial Development Authority, Revenue (Institute for
Defense Analyses Project) (LOC; Branch Banking and Trust Co.)	0.04	3/7/14	9,875,000	[a]	9,875,000
Fairfax County Industrial Development Authority,
Health Care Revenue (Inova Health System Project)
(LOC; Northern Trust Company)	0.05	3/7/14	3,600,000	[a]	3,600,000
Fairfax County Industrial Development Authority, Revenue
(Fairfax Hospital System, Inc.) (LOC; Northern Trust Company)	0.05	3/7/14	1,600,000	[a]	1,600,000

14

BNY Mellon National Municipal Money Market Fund (continued)
	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Virginia (continued)
Fairfax County Industrial Development Authority, Revenue
(Fairfax Hospital System, Inc.) (LOC; Northern Trust Company)	0.05	3/7/14	2,800,000	[a]	2,800,000
Fairfax County Industrial Development Authority, Revenue
(Fairfax Hospital System, Inc.) (LOC; Northern Trust Company)	0.05	3/7/14	2,900,000	[a]	2,900,000
Washington—3.9%
Squaxin Island Tribe, Tribal Infrastructure
Revenue (LOC; Bank of America)	0.16	3/7/14	3,725,000	[a]	3,725,000
Washington Health Care Facilities Authority, Revenue (Providence
Health and Services) (Liquidity Facility; U.S. Bank NA)	0.06	3/7/14	22,000,000	[a]	22,000,000
Washington Health Care Facilities Authority, Revenue (Providence
Health and Services) (Liquidity Facility; U.S. Bank NA)	0.06	3/7/14	6,300,000	[a]	6,300,000
Washington Housing Finance Commission, Nonprofit Revenue
(District Council Number Five Apprenticeship and
Training Trust Fund Project) (LOC; Wells Fargo Bank)	0.14	3/7/14	2,655,000	[a]	2,655,000
Wisconsin—1.1%
Pleasant Prairie, IDR (Muskie Enterprises, Inc. Project)
(LOC; Northern Trust Company)	0.32	3/7/14	600,000	[a]	600,000
Wisconsin Health and Educational Facilities Authority,
Revenue (Upland Hills Health, Inc.) (LOC; U.S. Bank NA)	0.03	3/7/14	9,550,000	[a]	9,550,000

Total Investments (cost $875,547,257)			98.5%		875,547,257
Cash and Receivables (Net)			1.5%		12,961,951
Net Assets			100.0%		888,509,208

a Variable rate demand note—rate shown is the interest rate in effect at February 28, 2014. Maturity date represents the next demand date, or the ultimate maturity date if earlier.
b At February 28, 2014, the fund had $295,660,000 or 33.3% of net assets invested in securities whose payment of principal and interest is dependent upon revenues generated from education.
c Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2014, these securities amounted to $77,035,000 or 8.7% of net assets.
[d] The fund does not directly own the municipal security indicated; the fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security.The special purpose entity permits the fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates).

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Education	33.3	Utility-Water and Sewer	1.9
Health Care	14.8	Resource Recovery	1.8
Industrial	9.5	Special Tax	.8
Housing	6.3	County	.7
Utility-Electric	5.2	Health Care and Related Products	.4
City	4.6	Pollution Control	.1
Lease	3.8	Other	10.4
Transportation Services	2.6
State/Territory	2.3		98.5

† Based on net assets.
See notes to financial statements.

The Funds	15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT	Payment in Lieu of Taxes	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

16

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2014 (Unaudited)

		BNY Mellon
	BNY Mellon	National Municipal
	Money Market Fund	Money Market Fund
Assets ($):
Investments in securities—See Statement of Investments†
(including Repurchase Agreement of $15,000,000
for BNY Mellon Money Market Fund)—Note 2(c)	434,960,768	875,547,257
Cash	1,146,326	821,960
Interest receivable	13,440	350,466
Receivable for investment securities sold	—	20,300,033
Prepaid expenses	20,514	22,723
	436,141,048	897,042,439
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	21,775	26,587
Due to Administrator—Note 3(a)	27,440	52,819
Payable for shares of investment securities purchased	—	8,390,023
Accrued expenses	45,319	63,802
	94,534	8,533,231
Net Assets ($)	436,046,514	888,509,208
Composition of Net Assets ($):
Paid-in capital	436,039,700	889,842,032
Accumulated net realized gain (loss) on investments	6,814	(1,332,824)
Net Assets ($)	436,046,514	888,509,208
Net Asset Value Per Share
Class M Shares
Net Assets ($)	427,539,034	884,559,418
Shares Outstanding	427,535,093	885,887,226
Net Asset Value Per Share ($)	1.00	1.00
Investor Shares
Net Assets ($)	8,507,480	3,949,790
Shares Outstanding	8,507,401	3,955,721
Net Asset Value Per Share ($)	1.00	1.00
† Investments at cost ($)	434,960,768	875,547,257

See notes to financial statements.

The Funds 17

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2014 (Unaudited)

		BNY Mellon
	BNY Mellon	National Municipal
	Money Market Fund	Money Market Fund
Investment Income ($):
Interest Income	285,361	595,548
Expenses:
Investment advisory fee—Note 3(a)	309,735	702,521
Administration fee—Note 3(a)	256,193	581,049
Custodian fees—Note 3(b)	26,698	37,129
Professional fees	17,391	25,285
Registration fees	12,337	12,142
Trustees’ fees and expenses—Note 3(c)	11,674	27,178
Shareholder servicing costs—Note 3(b)	7,991	4,371
Prospectus and shareholders’ reports	3,246	4,324
Miscellaneous	15,459	22,127
Total Expenses	660,724	1,416,126
Less—reduction in expenses due to undertaking—Note 3(a)	(309,735)	(701,347)
Less—reduction in administration fees—Note 3(a)	(65,359)	(119,401)
Less—reduction in fees due to earnings credits—Note 3(b)	(348)	—
Net Expenses	285,282	595,378
Investment Income—Net	79	170
Net Realized Gain (Loss) on Investments—Note 2(b) ($)	3,300	83,664
Net Increase in Net Assets Resulting from Operations	3,379	83,834

See notes to financial statements.

18

STATEMENT OF CHANGES IN NET ASSETS

			BNY Mellon National
	BNY Mellon Money Market Fund		Municipal Money Market Fund
	Six Months Ended		Six Months Ended
	February 28, 2014	Year Ended	February 28, 2014	Year Ended
	(Unaudited)	August 31, 2013	(Unaudited)	August 31, 2013
Operations ($):
Investment income—net	79	254	170	1,791
Net realized gain (loss) from investments	3,300	5,547	83,664	43,129
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,379	5,801	83,834	44,920
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(73)	(849)	(170)	(1,791)
Investor Shares	(6)	(5)	—	—
Total Dividends	(79)	(854)	(170)	(1,791)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold:
Class M Shares	311,473,323	933,333,326	524,799,554	2,093,516,866
Investor Shares	7,647,558	12,316,323	5,548,831	7,122,756
Dividends reinvested:
Investor Shares	6	4	—	—
Cost of shares redeemed:
Class M Shares	(271,400,359)	(1,403,475,897)	(650,298,998)	(2,400,255,910)
Investor Shares	(3,780,598)	(18,015,562)	(4,461,935)	(5,276,615)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	43,939,930	(475,841,806)	(124,412,548)	(304,892,903)
Total Increase (Decrease) In Net Assets	43,943,230	(475,836,859)	(124,328,884)	(304,849,774)
Net Assets ($):
Beginning of Period	392,103,284	867,940,143	1,012,838,092	1,317,687,866
End of Period	436,046,514	392,103,284	888,509,208	1,012,838,092

See notes to financial statements.

The Funds 19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon money market fund for the fiscal periods indicated.All information reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the funds’ financial statements.

					Class M Shares
	Six Months Ended
	February 28, 2014				Year Ended August 31,
BNY Mellon Money Market Fund	(Unaudited)		2013		2012		2011		2010	2009
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00		1.00	1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.000	[a]	.000	[a]	.001	.012
Distributions:
Dividends from investment income—net	(.000)[a]		(.000)[a]		(.000)[a]		(.000)[a]		(.001)	(.012)
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00	1.00
Total Return (%)	.00	[b,c]	.00	[c]	.00	[c]	.02		.07	1.24
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.32	[b]	.31		.30		.30		.30	.33
Ratio of net expenses to average net assets	.14	[b]	.20		.21		.26		.29	.33
Ratio of net investment income to average net assets	.00	[b,c]	.00	[c]	.00	[c]	.02		.07	1.08
Net Assets, end of period ($ x 1,000)	427,539		387,463		857,600		1,006,111		1,092,771	1,934,739

a	Amount represents less than $.001 per share.
b	Annualized.
c	Amount represents less than .01%.

See notes to financial statements.

20

					Investor Shares
	Six Months Ended
	February 28, 2014				Year Ended August 31,
BNY Mellon Money Market Fund	(Unaudited)		2013		2012		2011		2010		2009
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.000	[a]	.000	[a]	.000	[a]	.010
Distributions:
Dividends from investment income—net	(.000)[a]		(.000)[a]		(.000)[a]		(.000)[a]		(.000)[a]		(.010)
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00		1.00
Total Return (%)	.00	[b,c]	.00	[c]	.00	[c]	.00	[c]	.00	[c]	.99
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57	[b]	.56		.58		.55		.55		.58
Ratio of net expenses to average net assets	.13	[b]	.19		.22		.26		.38		.58
Ratio of net investment income to average net assets	.00	[b,c]	.00	[c]	.00	[c]	.00	[b]	.00	[c]	.97
Net Assets, end of period ($ x 1,000)	8,507		4,640		10,340		1,522		312		1,701

a	Amount represents less than $.001 per share.
b	Annualized.
c	Amount represents less than .01%.

See notes to financial statements.

The Funds 21

FINANCIAL HIGHLIGHTS (continued)

					Class M Shares
	Six Months Ended
	February 28, 2014				Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	(Unaudited)		2013		2012		2011		2010		2009
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.000	[a]	.000	[a]	.000	[a]	.008
Distributions:
Dividends from investment income—net	(.000)[a]		(.000)[a]		(.000)[a]		(.000)[a]		(.000)[a]		(.008)
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00		1.00
Total Return (%)	.00	[b,c]	.00	[c]	.00	[c]	.03		.05		.79
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.30	[b]	.30		.30		.29		.30		.35
Ratio of net expenses to average net assets	.13	[b]	.23		.22		.26		.28		.34
Ratio of net investment income to average net assets	.00	[b,c]	.00	[c]	.00	[c]	.03		.04		.80
Net Assets, end of period ($ x 1,000)	884,559		1,009,973		1,316,666		1,352,760		1,551,274		1,770,608

a	Amount represents less than $.001 per share.
b	Annualized.
c	Amount represents less than .01%.

See notes to financial statements.

22

					Investor Shares
	Six Months Ended
	February 28, 2014				Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	(Unaudited)		2013		2012		2011		2010		2009
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.000	[a]	.000	[a]	.000	[a]	.006
Distributions:
Dividends from investment income—net	(.000)[a]		(.000)[a]		(.000)[a]		(.000)[a]		(.000)[a]		(.006)
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00		1.00
Total Return (%)	.00	[b,c]	.00	[c]	.00	[c]	.00	[c]	.00	[c]	.60
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	[b]	.57		.56		.54		.55		.60
Ratio of net expenses to average net assets	.12	[b]	.24		.23		.29		.33		.53
Ratio of net investment income to average net assets	.00	[b,c]	.00	[c]	.00	[c]	.00	[c]	.00	[c]	.57
Net Assets, end of period ($ x 1,000)	3,950		2,865		1,022		272		1		1

a	Amount represents less than $.001 per share.
b	Annualized.
c	Amount represents less than .01%.

See notes to financial statements.

The Funds 23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-five series, including the following diversified money market funds: BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund (each, a “fund” and together, the “funds”). BNY Mellon Money Market Fund’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. BNY Mellon National Municipal Money Market Fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”).The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the of the following classes: Class M and Investor. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is each fund’s policy to maintain a continuous net asset value per share of $1.00; each fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that either fund will be able to maintain a stable net asset value per share of $1.00.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

24

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

At February 28, 2014, all of the securities in each fund were considered Level 2 of the fair value hierarchy.

At February 28, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy for any of the funds.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: BNY Mellon Money Market Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by Dreyfus, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(d) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date.The funds declare dividends daily from investment income-net; such dividends are paid monthly.With respect to each series, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent

The Funds 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of the funds not to distribute such gains.

(e) Federal income taxes: It is the policy of BNY Mellon Money Market Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. It is the policy of BNY Mellon National Municipal Market Fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended February 28, 2014, the funds did not have any liabilities for any uncertain tax positions.The funds recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 28, 2014, the funds did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), BNY Mellon National Municipal Money Market Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

BNY Mellon National Municipal Money Market Fund has an unused capital loss carryover of $1,416,488 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2013. If not applied, the carryover expires in fiscal year 2017.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2013 was all ordinary income for BNY Mellon Money Market Fund and all tax-exempt income for BNY Mellon National Municipal Money Market Fund.

At February 28, 2014, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .15% of BNY Mellon Money Market Fund and .15% of BNY Mellon National Municipal Money Market Fund.

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

26

The Investment Adviser has undertaken to waive receipt of the management /administration fees and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time. The undertakings are voluntary and not contractual, and may be terminated at any time. Table 1 summarizes the reduction in expenses for each class of shares of each fund, pursuant to these undertakings, during the period ended February 28, 2014.

Table 1—Expense Reductions
	Class M	Investor
	Shares ($)	Shares ($)

BNY Mellon
Money Market Fund
Management fee waiver	304,943	4,792
Administration fee waiver	56,321	9,038
BNY Mellon National Municipal
Money Market Fund
Management fee waiver	698,727	2,620
Administration fee waiver	114,537	4,864

(b) The funds have adopted a Shareholder Services Plan with respect to their Investor shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 2 summarizes the amounts Investor shares of each fund were charged during the period ended February 28, 2014, pursuant to the Shareholder Services Plan.Additional fees included in shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 2—Shareholder Services Plan Fees
BNY Mellon Money Market Fund	$7,987
BNY Mellon National Municipal
Money Market Fund	4,367

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as an expense offset in the Statement of Operations.

The funds compensate The Bank of New York Mellon under a custody agreement for providing custodial services for the funds.These fees are determined based on net assets, geographic region and transaction activity. Table 3 summarizes the amount each fund was charged during the period ended February 28, 2014, pursuant to the custody agreement. These fees were partially offset by earnings credits for BNY Mellon Money Market Fund, also summarized in Table 3.

Table 3—Custody Agreement Fees
	Custody	Earnings
	Fees ($)	Credits ($)
BNY Mellon Money Market Fund	26,698	(348)
BNY Mellon National Municipal
Money Market Fund	37,129	—

The funds compensate Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the funds.The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions.The Bank of New York Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust. The funds also compensated The Bank of NewYork Mellon for performing certain cash management services related to fund subscriptions and redemptions, including shareholder redemption draft processing, under a cash management agreement that was in effect until September

The Funds 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

30, 2013 and, beginning October 1, 2013, compensates The Bank of NewYork Mellon for processing shareholder redemption drafts under a shareholder draft processing agreement. Table 4 summarizes the amount each fund was charged during the period ended February 28, 2014, pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statements of Operations.

During the period ended February 28, 2014, each fund was charged $4,551 for services performed by the Chief Compliance Officer and his staff.

Table 5 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

BNY Mellon National Municipal Money Market Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considers an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common board members and/or common officers, complies with Rule 17a-7 under the Act. During the period ended February 28, 2014, the fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act amounting to $205,810,000 and $179,985,000, respectively.

Table 4—Cash Management Agreement Fees

	Dreyfus Transfer, Inc.	The Bank of New York
	Cash Management	Mellon Cash
	Fees ($)	Management Fees ($
BNY Mellon Money Market Fund	4	1
BNY Mellon National Municipal Money Market Fund	3	1

Table 5—Due to The Dreyfus Corporation and Affiliates

	Investment	Shareholder		Chief
	Advisory	Services	Custody	Compliance	Less Expense
	Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)	Reimbursement ($)
BNY Mellon Money Market Fund	49,833	1,624	18,628	1,523	(49,833)
BNY Mellon National Municipal Money Market Fund	103,738	640	24,424	1,523	(103,738)

28

NOTES

For More Information

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258 BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012 Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

Each fund will disclose daily, on http://www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

©2014 MBSC Securities Corporation

MFTSA0214-MM

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Funds Trust

By: /s/ David K. Mossman
David K. Mossman, President
Date:	April 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David K. Mossman
David K. Mossman, President
Date:	April 25, 2014

By: /s/ James Windels
James Windels, Treasurer
Date:	April 25, 2014

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)